Exhibit 10.1
EXECUTION VERSION

FIFTH AGREEMENT REGARDING CONSENTS AND AMENDMENTS
This FIFTH AGREEMENT REGARDING CONSENTS AND AMENDMENTS is dated as of August 4, 2021 (this “Agreement”), among CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), the other Loan Parties party hereto, COBANK, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties, and the Lenders and Voting Participants under the Credit Agreement defined below that have executed this Agreement. Unless otherwise defined herein or the context otherwise requires, terms used herein shall have the meaning provided in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower, the other Loan Parties party thereto from time to time as Guarantors, the financial institutions party thereto from time to time as Lenders and the Administrative Agent are parties to that certain Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the parties hereto have agreed to amend the Credit Agreement to provide an eighteen (18) month multi-draw availability period for the Term A-3 Loans, among other amendments;
WHEREAS, Timberlands II, LLC, a Delaware limited liability company (“Timberlands II” or the “Seller”) has entered into a Purchase and Sale Agreement, dated as of June 21, 2021, originally made among the Seller, Roseburg Resources Co., an Oregon corporation (the “Purchaser”), and Fidelity National Title Group, as amended by that certain First Amendment to Purchase and Sale Agreement, dated as of July 15, 2021 by and among the Seller, Fidelity National Title Group, First American Title Insurance Company and Purchaser (as amended and delivered to the Administrative Agent prior to the date hereof, the “Purchase Agreement”), pursuant to which the Seller has agreed to sell to the Purchaser certain real property located in Coos and Curry counties, Oregon for approximately $100,000,000 (subject to adjustment as provided in the Purchase Agreement) (the “Bandon Sale”);
WHEREAS, the Seller intends to consummate the Bandon Sale as a Large Real Property Disposition under and as defined in the Credit Agreement;
WHEREAS, pursuant to Section 7.1.11(w) of the Credit Agreement, upon the sale of any Real Property by any Landholder for an amount greater than 1.5% of the aggregate Value of the Timberlands (in connection with a single sale or in the aggregate) since the most recently delivered appraisal or appraisal update, the Landholders are required to deliver to the Lenders a report updating the Value of the Timberlands, reflecting a reduction of such value by an amount equal to the gross proceeds received by such Landholder with respect to the sale of such Real Property;

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WHEREAS, the Loan Parties have requested that the Value of the Timberlands be reduced by $83,600,000 (which is the appraised value of the Real Property sold pursuant to the Bandon Sale) as a result of the Bandon Sale, in lieu of reducing the Value of the Timberlands pursuant to the provisions of Section 7.1.11(w) of the Credit Agreement (the “Value Reduction Consent”);
WHEREAS, Net Real Property Disposition Proceeds from Large Real Property Dispositions which are used to prepay the Loans and other Obligations are required to be applied to the Loans and other Obligations in accordance with Section 3.1.3 of the Credit Agreement;
WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders consent to the Borrower’s prepayment of the outstanding balance of any Multi-Draw Term Loans and Term A-3 Loans with the Net Real Property Disposition Proceeds from the Bandon Sale, and after the outstanding balance of any Multi-Draw Term Loans and Term A-3 Loans have been repaid in full, to retain up to $5,000,000 of such remaining Net Real Property Disposition Proceeds (the “Application of Proceeds Consent”);
WHEREAS, the Loan Parties have requested that the Administrative Agent and the Lenders extend the Stated Maturity Date of the Revolving Loan credit facility to August 4, 2026;
WHEREAS, the Administrative Agent and the Lenders are willing, subject to the terms and conditions hereinafter set forth herein, to grant the Application of Proceeds Consent and the Value Reduction Consent and make the amendments set forth in Article II;
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lenders to continue to extend credit to the Borrower under the Credit Agreement, the parties hereto hereby agree as follows.
ARTICLE I
CONSENTS
The Loan Parties have requested that the Administrative Agent and the Lenders grant the Applications of Proceeds Consent and the Value Reduction Consent. In reliance on (a) the representations and warranties of the Loan Parties contained in this Agreement and in connection with the request of Loan Parties for such consents, and (b) the agreements of the parties set forth in this Agreement, the Administrative Agent and the Lenders hereby agree as follows:
SECTION 1.1    Application of Proceeds Consent. Effective as of the Amendment Effective Date, the Administrative Agent and the Lenders hereby grant the Application of Proceeds Consent; provided that the Net Real Property Disposition Proceeds from the Bandon Sale which are retained by the Loan Parties are deposited into, and remain in, a Pledged Account until used by the Loan Parties to purchase additional Real Property in accordance with the terms of the Credit Agreement.
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SECTION 1.2    Value Reduction Consent. Effective as of the Amendment Effective Date, the Administrative Agent and the Lenders hereby grant the Value Reduction Consent.
ARTICLE II
AMENDMENTS
Effective as of the Amendment Effective Date (as defined below), the parties hereto hereby agree to amend the Loan Documents, as follows:
SECTION 2.1    Amended Credit Agreement. The Credit Agreement (exclusive of the Schedules and Exhibits thereto) is hereby amended as indicated on the marked document attached hereto as Schedule A.
SECTION 2.2    Amendments to Schedules to Credit Agreement. The Schedules to the Credit Agreement are hereby amended by replacing them in their entirety with the Schedules attached hereto as Schedule B.
SECTION 2.3    Amendments to Exhibits to Credit Agreement. The Exhibits to the Credit Agreement are hereby amended by replacing them in their entirety with the Exhibits attached hereto as Schedule C.
ARTICLE III

[Reserved]
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
In order to induce the Administrative Agent and the Lenders party hereto to agree to the consents in Article I and the amendments in Article II, each Loan Party hereby jointly and severally (a) represents and warrants that as of the date hereof and as of the Amendment Effective Date (as defined below) (i) the recitals set forth above are true and correct in all material respects, (ii) it has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms, and this Agreement has been duly executed and delivered by it and is a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (iii) each of the representations and warranties contained in the Credit Agreement and in the other Loan Documents, in each case, after giving effect to the consents and amendments described in this Agreement, is true and correct in all material respects as if made on the date hereof; provided, that such representations and warranties (A) that relate solely to an earlier date are true and correct as of such earlier date and (B) are true and correct in all respects if they are qualified by a materiality standard, (iv) no Default or Event of Default has occurred and is continuing or would be reasonably expected to result after giving effect to the consents and amendments described in this Agreement, (v) there are no Material Governmental Approvals required in connection with the execution, delivery or
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performance by any of the Loan Parties of this Agreement or the transactions contemplated hereby, and (vi) there are no required consents or approvals of any Person necessary to effect this Agreement or the transactions contemplated hereby other than those that have been obtained and are in full force and effect, and (b) agrees that the incorrectness in any material respect of any representation and warranty contained in the preceding clause (a) shall constitute an immediate Event of Default.
ARTICLE V

ACKNOWLEDGMENT OF LOAN PARTIES
Each of the Loan Parties consents to the terms and conditions of this Agreement and the transactions contemplated hereby and affirms and confirms that (a) all of its respective obligations under the Credit Agreement (including the Guaranty) and the other Loan Documents (in each case, as modified by this Agreement) are and shall continue to be, in full force and effect and shall accrue to the benefit of the Lender Parties to guarantee the Obligations (as modified by this Agreement), and (b) all of the Liens granted to the Administrative Agent under the Security Agreement, the Pledge Agreement, and the other Loan Documents are and shall continue to be, in full force and effect to secure the Obligations (as modified by this Agreement).
ARTICLE VI

CONDITIONS TO EFFECTIVENESS
This Agreement shall become effective on such date (herein called the “Amendment Effective Date”) when each of the following conditions shall have been met:
SECTION 6.1     Agreement. The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered on behalf of each Loan Party, the Administrative Agent and the Lenders.
SECTION 6.2     Solvency Certificates. The Administrative Agent shall have received a Solvency Certificate, dated as of the Amendment Effective Date, from CatchMark Timber and Timberlands II.
SECTION 6.3 No Default. No Default or Event of Default has occurred and is continuing.
SECTION 6.4 Representations and Warranties. The representations and warranties in Article IV of this Agreement are true and correct as of the Amendment Effective Date.
SECTION 6.5     Resolutions; Good Standing; etc. The Administrative Agent shall have received from the Borrower a certificate, dated the Amendment Effective Date, of its Secretary, Assistant Secretary or Manager as to:
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(a)    resolutions of its Board of Directors (or equivalent body) then in full force and effect authorizing the execution, delivery and performance of this Agreement and each other document in connection therewith to be executed by it;
(b)    each Organizational Document of the Borrower; and
(c)    the incumbency and signatures of each officer (including each Authorized Officer and Financial Officer) of the Borrower that is authorized to act with respect to this Agreement and each other Loan Document executed by it;
upon which certificate each Lender Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary or Manager of the Borrower canceling or amending such prior certificate. The Administrative Agent shall have received a satisfactory good standing certificate of the Borrower in Delaware.
SECTION 6.6     Opinions. The Administrative Agent shall have received legal opinions, dated the Amendment Effective Date and addressed to the Administrative Agent and all the Lenders, from legal counsel to the Loan Parties in New York, Delaware, Maryland, and Texas.
SECTION 6.7     Anti-Terrorism. The Lenders shall have received (a) all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA Patriot Act and any other Anti-Terrorism Laws; and (b) if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification.
SECTION 6.8    Fees. The Administrative Agent shall have received for its own account, and for the account of each Lender and Voting Participant referenced therein, all fees, costs and expenses due and payable pursuant to that certain Fee Letter, dated as of the date hereof.
ARTICLE VII

POST-CLOSING COVENANTS
In order to induce the Administrative Agent and the Lenders to agree to the consents described in Article I and the amendments described in Article II, each Loan Party hereby jointly and severally covenants that immediately upon any Loan Parties’ receipt of Net Real Property Disposition Proceeds from the Bandon Sale, the Borrower shall repay the outstanding balance of any Multi-Draw Term Loans and Term A-3 Loans with such Net Real Property Disposition Proceeds. The Loan Parties shall be entitled to retain all Net Real Property Disposition Proceeds from the Bandon Sale remaining after full repayment of the outstanding balance of any Multi-Draw Term Loans and Term A-3 Loans; provided that (i) such amounts retained by the Loan Parties do not exceed $5,000,000, and (ii) such amounts retained by the Loan Parties are deposited into, and remain in, a Pledged Account until used by the Loan Parties to purchase additional Real Property in accordance with the terms of the Credit Agreement.
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The Loan Parties hereto hereby acknowledge and agree that the failure to take the actions described in this Article VII or to otherwise comply with the covenants described in this Article VII at all times shall constitute an Event of Default under the Credit Agreement and, among other things, shall constitute a basis for the Lenders to withhold Loans under the Credit Agreement.
ARTICLE VIII

MISCELLANEOUS
SECTION 8.1     Cross-References. References in this Agreement to any Article or Section are, unless otherwise specified, to such Article or Section of this Agreement.
SECTION 8.2     Loan Document Pursuant to Credit Agreement. This Agreement is a Loan Document executed pursuant to the Credit Agreement. Except as otherwise specified herein, all of the representations, warranties, terms, covenants and conditions contained in the Credit Agreement and each other Loan Document shall remain unamended or otherwise unmodified and in full force and effect.
SECTION 8.3     Limitation of Agreement. The modifications set forth herein shall be limited precisely as provided for herein and, except as expressly set forth herein, shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrower or any other Loan Party which would require the consent of the Administrative Agent or any of the Lenders under the Credit Agreement or any other Loan Document. This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document.
SECTION 8.4     Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 8.5     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 8.6     Further Assurances. In furtherance of the foregoing, each Loan Party shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement.
SECTION 8.7        GOVERNING LAW; WAIVER OF JURY TRIAL; ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH
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PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WRITTEN OR ORAL, WITH RESPECT HERETO.

[Signatures on following page.]
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WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
BORROWER:
CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.
By: CATCHMARK TIMBER TRUST, INC.,
     as General Partner
    By: /s/ Ursula Godoy-Arbelaez
Name: Ursula Godoy-Arbelaez
Title: Chief Financial Officer, Senior
         Vice President and Treasurer

[Fifth Agreement Regarding Consents and Amendments]

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WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS HARVESTING OPERATIONS, LLC
By: FOREST RESOURCE CONSULTANTS, INC.,
as Manager
        By: /s/ David T. Foil
        Name: David T. Foil
        Title: President

[Fifth Agreement Regarding Consents and Amendments]

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WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TIMBER TRUST, INC.
        By:    /s/ Ursula Godoy-Arbelaez
        Name: Ursula Godoy-Arbelaez
        Title: Chief Financial Officer, Senior
             Vice President and Treasurer

[Fifth Agreement Regarding Consents and Amendments]

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WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
TIMBERLANDS II, LLC
By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
    By: CATCHMARK TIMBER TRUST, INC.,
as General Partner
        By: /s/ Ursula Godoy-Arbelaez
    Name: Ursula Godoy-Arbelaez
    Title: Chief Financial Officer, Senior
             Vice President and Treasurer

[Fifth Agreement Regarding Consents and Amendments]

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WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TIMBER TRS, INC.
        By:    /s/ Ursula Godoy-Arbelaez                     Name: Ursula Godoy-Arbelaez
        Title: Chief Financial Officer, Senior
             Vice President and Treasurer

[Fifth Agreement Regarding Consents and Amendments]

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WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK HBU, LLC
By: CATCHMARK TIMBER OPERATING              PARTNERSHIP, L.P., as Manager
    By: CATCHMARK TIMBER TRUST, INC.,
as General Partner
        By: /s/ Ursula Godoy-Arbelaez
    Name: Ursula Godoy-Arbelaez
    Title: Chief Financial Officer, Senior
             Vice President and Treasurer

[Fifth Agreement Regarding Consents and Amendments]

46304873.6

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TEXAS TIMBERLANDS GP, LLC
By: TIMBERLANDS II, LLC, as Member
        By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
            By: CATCHMARK TIMBER TRUST, INC.,
as General Partner
            By: /s/ Ursula Godoy-Arbelaez
            Name: Ursula Godoy-Arbelaez
            Title: Chief Financial Officer, Senior                      Vice President and Treasurer

[Fifth Agreement Regarding Consents and Amendments]

46304873.6

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TEXAS TIMBERLANDS, L.P.
By: CATCHMARK TEXAS TIMBERLANDS GP, LLC,          as General Partner
    By: TIMBERLANDS II, LLC, as Member
            By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
            By: CATCHMARK TIMBER TRUST,
INC., as General Partner
                By: /s/ Ursula Godoy-Arbelaez
                Name: Ursula Godoy-Arbelaez
                Title: Chief Financial Officer, Senior                     Vice President and Treasurer

[Fifth Agreement Regarding Consents and Amendments]

46304873.6

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS INVESTMENTS, LLC
By:     CATCHMARK TIMBER TRS, INC., as sole Member
    By:    /s/ Ursula Godoy-Arbelaez
    Name: Ursula Godoy-Arbelaez
    Title: Chief Financial Officer, Senior
         Vice President and Treasurer

[Fifth Agreement Regarding Consents and Amendments]

46304873.6

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS MANAGEMENT, LLC
By:     CATCHMARK TIMBER TRS, INC., as sole Member
    By:    /s/ Ursula Godoy-Arbelaez
    Name: Ursula Godoy-Arbelaez
    Title: Chief Financial Officer, Senior
         Vice President and Treasurer

[Fifth Agreement Regarding Consents and Amendments]

46304873.6

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS HARVESTING OPERATIONS II, LLC
By: AMERICAN FOREST MANAGEMENT, INC.,
as Manager
        By: /s/ Brent J. Keefer
Name: Brent J. Keefer
Title: Chief Executive Officer

[Fifth Agreement Regarding Consents and Amendments]

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WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK SOUTHERN HOLDINGS II GP, LLC
By: TIMBERLANDS II, LLC, as sole Member
    By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST, INC.,
as General Partner
         By: /s/ Ursula Godoy-Arbelaez
     Name: Ursula Godoy-Arbelaez
     Title: Chief Financial Officer, Senior
             Vice President and Treasurer

[Fifth Agreement Regarding Consents and Amendments]

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WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK SOUTHERN TIMBERLANDS II, L.P.
By: CATCHMARK SOUTHERN HOLDINGS II GP,
LLC, as General Partner
    By: TIMBERLANDS II, LLC, as sole Member

        By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
            By: CATCHMARK TIMBER TRUST,
INC., as General Partner
             By: /s/ Ursula Godoy-Arbelaez
          Name: Ursula Godoy-Arbelaez
         Title: Chief Financial Officer, Senior
                 Vice President and Treasurer

[Fifth Agreement Regarding Consents and Amendments]

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WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK SOUTH CAROLINA TIMBERLANDS, LLC
    By: TIMBERLANDS II, LLC, as sole Member

        By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST,
INC., as General Partner
                By: /s/ Ursula Godoy-Arbelaez
             Name: Ursula Godoy-Arbelaez
             Title: Chief Financial Officer, Senior
                     Vice President and Treasurer

[Fifth Agreement Regarding Consents and Amendments]

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WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK LP HOLDER, LLC
By:    CATCHMARK TIMBER TRUST, INC., as sole Member
    By:    /s/ Ursula Godoy-Arbelaez
    Name: Ursula Godoy-Arbelaez
    Title: Chief Financial Officer, Senior
         Vice President and Treasurer

[Fifth Agreement Regarding Consents and Amendments]

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WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CREEK PINE HOLDINGS, LLC
    By:    /s/ Ursula Godoy-Arbelaez
    Name: Ursula Godoy-Arbelaez
    Title: Chief Financial Officer, Senior
         Vice President and Treasurer

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WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CATCHMARK TRS CREEK MANAGEMENT, LLC
    By:    /s/ Ursula Godoy-Arbelaez
    Name: Ursula Godoy-Arbelaez
    Title: Chief Financial Officer, Senior
         Vice President and Treasurer

[Fifth Agreement Regarding Consents and Amendments]

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WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
TRIPLE T GP, LLC
    By:    /s/ Ursula Godoy-Arbelaez
    Name: Ursula Godoy-Arbelaez
    Title: Chief Financial Officer, Senior
         Vice President and Treasurer

[Fifth Agreement Regarding Consents and Amendments]

46304873.6

WAIVER OF APPRAISAL RIGHTS.    The laws of South Carolina provide that in any real estate foreclosure proceeding a defendant against whom a personal judgment is taken or asked may within thirty days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. Pursuant to Section 29-3-680 of the Code of Laws of South Carolina, THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE DEBT REGARDLESS OF ANY APPRAISED VALUE OF THE COLLATERAL. The undersigned specifically acknowledges and affirms its waiver of appraisal rights as evidenced by its signature below.
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.
CTT EMPLOYEE, LLC
    By:    /s/ Ursula Godoy-Arbelaez
    Name: Ursula Godoy-Arbelaez
    Title: Chief Financial Officer, Senior
         Vice President and Treasurer

[Fifth Agreement Regarding Consents and Amendments]

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ADMINISTRATIVE AGENT:
COBANK, ACB,
as Administrative Agent
By: /s/ Michael Tousignant
Name: Michael Tousignant
Title: Managing Director
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LENDERS:
COBANK, FCB
as a Lender
By: /s/ Michael Tousignant________________________
Name: Michael Tousignant
Title: Managing Director

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COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH (f/k/a COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A. “RABOBANK NEDERLAND”, NEW YORK BRANCH), as a Lender
By: /s/ Sarah Fleet
Name: Sarah Fleet
Title: Executive Director

By: _______________________________
Name: Spencer Van Kirk
Title:    Vice President

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METROPOLITAN LIFE INSURANCE COMPANY, as a Lender
By: /s/ J. Matthew Landreth
Name: J. Matthew Landreth
Title:    Director and Authorized Signatory

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VOTING PARTICIPANTS (pursuant to
Section 11.11(d)):

FARM CREDIT BANK OF TEXAS, as a Voting Participant
By: /s/ Evelin Herrera
Name: Evelin Herrera
Title:     Director

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FARM CREDIT SERVICES OF AMERICA, FLCA, as a Voting Participant
By: /Nicholas King
Name: Nicholas King
Title:     Vice President

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FARM CREDIT WEST, FLCA, as a Voting Participant
By: /s/ Nathan Garcin
Name: Nathan Garcin
Title:     Vice President, Capital Markets

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AGCOUNTRY FARM CREDIT SERVICES, FLCA (f/k/a FCS COMMERCIAL FINANCE GROUP, for AgCountry Farm Credit Services, FLCA), as a Voting Participant

By: /s/ Lisa Caswell
Name: Lisa Caswell
Title:     Vice President

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AGFIRST FARM CREDIT BANK, as a Voting Participant
By: /s/ J. Michael Mancini, Jr.
Name: J. Michael Mancini, Jr
Title:     Vice President

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AMERICAN AGCREDIT, FLCA, as a Voting Participant
By: /s/ Kyle Lucas
Name: Kyle Lucas
Title:     Vice President

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FARM CREDIT EAST, ACA, as a Voting Participant
By: /s/ Thomas W. Cosgrove
Name: Thomas W. Cosgrove
Title:     Executive Vice President

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NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant
By: /s/ Kaylee Semprimoznik
Name: Kaylee Semprimoznik
Title:     Vice President

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COMPEER FINANCIAL, FLCA, as a Voting Participant
By: /s/ Lee Fuchs
Name: Lee Fuchs
Title: Director, Capital Markets

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FARM CREDIT MID-AMERICA, FLCA, f/k/a Farm Credit Services of Mid-America, FLCA, as a Voting Participant
By: /s/ Tabatha Hamilton
Name: Tabatha Hamilton
Title:     Vice President Food and Agribusiness

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GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant
By: /s/ Shane Prichard
Name: Shane Prichard
Title:     VP Capital Markets

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FRESNO-MADERA FEDERAL LAND BANK ASSOCIATION, FLCA, as a Voting Participant
By: /s/ James Harris
Name: James Harris
Title:     VP of Capital Markets

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FARM CREDIT OF FLORIDA, FLCA, as a Voting Participant
By: /s/ Michael W. Zolkos
Name: Michael W. Zolkos
Title: Capital Markets Officer

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AGCREDIT PCA, ACA and FLCA, as a Voting Participant
By: /s/ Jeff Rickenbacher
Name: Jeff Rickenbacher
Title: Chief Credit Officer

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FARM CREDIT OF CENTRAL FLORIDA ACA, PCA and FLCA, as a Voting Participant
By: /s/ Johan Dam
Name: Johan Dam
Title:

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AGCHOICE FARM CREDIT, FLCA, as a Voting Participant
By: /s/ William Frailey
Name: William Frailey
Title:     Vice President

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MIDATLANTIC FARM CREDIT, ACA as agent/ nomine for MidAtlantic Farm Credit, FLCA, as a Voting Participant
By: /s/ James F. Jones, Jr.
Name: James F. Jones, Jr.
Title:     Vice-President

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FIRST SOUTH FARM CREDIT, ACA as agent/nomine for its wholly owned subsidiary First South Farm Credit, PCA, as a Voting Participant
By: /s/ Daniel Sims
Name: Daniel Sims
Title:     Vice President

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Schedule A

EXECUTION VERSION

CONFORMED COPY
[incorporating the Consent Agreement dated May 29, 2018
incorporating the Consent and Amendment Agreement dated June 29, 2018 incorporating the Joinder Agreement, dated June 29, 2018
incorporating the Joinder Agreement, dated July 6, 2018
incorporating the Agreement Regarding Amendments and Term A-4 Loan Credit Facility,
dated August 22, 2018,
incorporating Consent Agreement dated November 30, 2018,
incorporating Consent and Second Agreement Regarding Amendments dated June 28, 2019, incorporating Consent Agreement dated December 31, 2019,
incorporating Third Agreement Regarding Amendments dated February 12, 2020, incorporating Fourth Agreement Regarding Amendments dated May 1, 2020, incorporating Consent Agreement dated May 24, 2021,
incorporating Fifth Agreement Regarding Consents and Amendments dated August 4, 2021]

This document does not include conformed schedules and exhibits.

FIFTH AMENDED AND RESTATED CREDIT AGREEMENT,
dated as of December 1, 2017,
among
CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.,
as the Borrower,
CERTAIN GUARANTORS PARTY HERETO,
COBANK, ACB,
as the Administrative Agent, Joint Lead Arranger, Sole Bookrunner, Swingline Lender, and an Issuing Lender,
AGFIRST FARM CREDIT BANK,
as Joint Lead Arranger and Syndication Agent,
COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH (F/K/A COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK, B.A. “RABOBANK NEDERLAND”, NEW YORK BRANCH),

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as Documentation Agent,
and
CERTAIN FINANCIAL INSTITUTIONS,
as the Lenders.

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SECTION 5.1.16 Mortgages, etc	117
SECTION 5.1.17 Timber Manager Subordination Agreement	119
SECTION 5.1.18 [Reserved]	119
SECTION 5.1.19 [Reserved]	119
SECTION 5.1.20 Financial Information, etc	119
SECTION 5.1.21 Account Control Agreements, etc	119
SECTION 5.1.22 Anti-Terrorism	119
SECTION 5.1.23 Satisfactory Due Diligence	119
SECTION 5.1.24 Initial Compliance Certificate	120
SECTION 5.1.25 [Reserved]	120
SECTION 5.1.26 Effective Date LIBOR Borrowing	120
SECTION 5.1.27 Fees and Expenses	120
SECTION 5.1.28 Repayment of Existing Indebtedness; Release and Termination of Existing Liens	120
SECTION 5.1.29 Farm Credit Equities	120
SECTION 5.1.30 Reaffirmation of Recognition Agreement	120
SECTION 5.2 Conditions to Multi-Draw Term Loans, Term A-3 Loans, Incremental Term Loans, and Letters of Credit (MDT); Conditions to Revolver Real Property Acquisition Loans	120
SECTION 5.2.1 Conditions to Multi-Draw Term Loans, Term A-3 Loans and Incremental Term Loans Generally	120
SECTION 5.2.2 Conditions to Multi-Draw Term Loans, Term A-3 Loans and Incremental Term Loans – Real Property	121
SECTION 5.2.3 Conditions to Multi-Draw Term Loans – Investments in Permitted Joint Venture	122
SECTION 5.2.4 Conditions to Loans and Letters of Credit - Earnest Money Deposits and Earnest Money Deposit Support	122
SECTION 5.2.5 Conditions to Revolver Real Property Acquisition Loans	123
SECTION 5.3 Conditions to all Loans and Letters of Credit	124
SECTION 5.3.1 Compliance with Warranties, No Default, etc	124
SECTION 5.3.2 Borrowing Request, etc	124
SECTION 5.3.3 Compliance Certificate	125
SECTION 5.3.4 Satisfactory Legal Form	125
SECTION 5.4 Determinations Under Article V.	125
ARTICLE VI Representations and Warranties	125
SECTION 6.1 Organization, etc	125
SECTION 6.2 Due Authorization, Non-Contravention, etc	126
SECTION 6.3 Required Approvals	126
SECTION 6.4 Validity, etc	126

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SCHEDULES

SCHEDULE I    −    Disclosure Schedule
SCHEDULE II    −    Loans, Commitment Amounts and Percentages
SCHEDULE III    −    Voting Participants
SCHEDULE IV    −    Pricing Table
SCHEDULE V    −    Post-Closing Affirmative Covenants

EXHIBITS
EXHIBIT A-1    −    Form of Term A-1 Loan Note
EXHIBIT A-2    −    Form of Term A-2 Loan Note
EXHIBIT A-3    −    Form of Term A-3 Loan Note
EXHIBIT A-4    −    Form of Term A-4 Loan Note
EXHIBIT A-5    −    Form of Revolving Note
EXHIBIT A-6    −    Form of Swingline Note
EXHIBIT A-7    −    Form of Multi-Draw Term Note
EXHIBIT B-1    −    Form of Borrowing Request
EXHIBIT B-2    −    Form of Continuation/Conversion Notice
EXHIBIT C    −    Form of Assignment and Assumption
EXHIBIT D    −    Form of Closing Date Certificate
EXHIBIT E    −    Form of Compliance Certificate
EXHIBIT F    −    Form of Landlord Estoppel Certificate
EXHIBIT G    −    Form of Collateral Assignment of Material Agreement
EXHIBIT H    −    Form of Joinder Agreement
EXHIBIT I    −    Form of Permitted Joint Venture Investment Certificate
EXHIBIT J    −    Form of Escrow Deposit Certificate
EXHIBIT K    −    Form of Certificate Regarding Sale of Real Property
EXHIBIT 4.6(A)    −    Form of U.S. Tax Compliance Certificate (Foreign Lenders Not a Partnership)
EXHIBIT 4.6(B)        Form of U.S. Tax Compliance Certificate (Foreign Participants Not a Partnership)
EXHIBIT 4.6(C)        Form of U.S. Tax Compliance Certificate (Foreign Participant Partnerships)
EXHIBIT 4.6(D)        Form of U.S. Tax Compliance Certificate (Foreign Lender Partnerships)

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FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
This FIFTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 1, 2017 (this “Agreement”), among CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P. (f/k/a Wells Timberland Operating Partnership, L.P.), a Delaware limited partnership (“CatchMark Partnership” or the “Borrower”), certain Guarantors party hereto, the various financial institutions as are, or may from time to time become, parties hereto as Lenders, and COBANK, ACB (“CoBank”), as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms to Article I.
W I T N E S S E T H:
WHEREAS, CatchMark Partnership, the Administrative Agent, certain of the other Loan Parties, and certain of the Lenders previously entered into a Credit Agreement (the “2007 Credit Agreement”), dated as of October 9, 2007, as amended and restated by that certain Amended and Restated Credit Agreement, dated as of March 24, 2010 (the “2010 Credit Agreement”), as amended and restated by that certain Second Amended and Restated Credit Agreement, dated as of September 28, 2012 (the “2012 Credit Agreement”), as amended and restated by that certain Third Amended and Restated Credit Agreement, dated as of December 19, 2013 (the “2013 Credit Agreement”), as amended and restated by that certain Fourth Amended and Restated Credit Agreement, dated as of December 23, 2014 (as modified by that certain Joinder Agreement, dated as of November 20, 2015, that certain Amendment Agreement, dated as of May 13, 2016, that certain Joinder Agreement, dated as of June 15, 2016, that certain Joint Venture Consent and Waiver and Joinder Agreement, dated as of April 25, 2017 and as otherwise amended, supplemented, extended, restated or otherwise modified prior to the effectiveness of this Agreement, the “Existing Credit Agreement”), pursuant to which the Lenders party thereto made available certain financial accommodations to CatchMark Partnership;
WHEREAS, the Lenders desire to continue and extend the Revolving Loan Commitments under and as defined in the Existing Credit Agreement, continue and extend the Multi-Draw Term Loan Commitment under and as defined in the Existing Credit Agreement, continue and extend the Term Loans under and as defined in the Existing Credit Agreement and, as of the date hereof, make available a nine-year term loan credit facility and a ten-year term loan credit facility to CatchMark Partnership for the purposes set forth in Section 4.10 of this Agreement;
WHEREAS, in order to continue or make such Loans or Commitments, CatchMark Partnership, the Guarantors party hereto, the Administrative Agent and the Lenders under the Existing Credit Agreement have agreed to amend and restate the Existing Credit Agreement as described herein; and
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WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including Article V), to continue or make such Loans or Commitments to CatchMark Partnership.
NOW, THEREFORE, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS AND ACCOUNTING TERMS
SECTION 1.1    Defined Terms. The following terms when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meaning:
“2007 Credit Agreement” is defined in the recitals.
“2010 Credit Agreement” is defined in the recitals.
“2012 Credit Agreement” is defined in the recitals.
“2013 Credit Agreement” is defined in the recitals.
“2018 Increase Amendment” means that certain Agreement Regarding Amendments and Term A-4 Loan Credit Facility, dated as of August 22, 2018, among the Loan Parties, the Administrative Agent and the Lenders.
“Account Bank” means CoBank and each bank or other financial institution, securities intermediary or commodity intermediary that is reasonably acceptable to the Administrative Agent.
“Account Control Agreement” means (a) each Control Agreement between any Loan Party, CoBank and the Administrative Agent and (b) each deposit, securities or commodity account control agreement, executed by an Account Bank, the Loan Party named on the deposit, securities or commodity account and the Administrative Agent, in form and content reasonably acceptable to the Administrative Agent.
“Additional Commitment Lender” is defined in Section 3.6.4.
“Adjustment Date” means each date which is the fifth Business Day after the receipt by the Administrative Agent of each Compliance Certificate delivered by the Borrower pursuant to Section 7.1.1 and, in the case a decrease in an Applicable Margin is warranted, a written request from the Borrower to decrease such margin (which notice shall be deemed given if noted on the applicable Compliance Certificate).
“Administrative Agent” is defined in the preamble and includes each successor Administrative Agent pursuant to Section 10.6.

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“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.
“Affiliate” means with respect to a specific Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“AFM” means American Forest Management, Inc., a South Carolina corporation.
“Agent Parties” means, collectively, the Administrative Agent and each of its Related Parties.
“Aggregate Letter of Credit (MDT) Usage” means, as of the date of determination, the result of (a) the Letter of Credit Usage for all outstanding Letters of Credit (MDT) less (b) the Letter of Credit Usage for any outstanding Letter of Credit (MDT) for which the Borrower has provided collateral in the manner provided in Section 4.14 in an amount not less than the Letter of Credit Liability for such Letter of Credit (MDT). For the avoidance of doubt, the Letter of Credit Usage for any Letter of Credit (MDT) shall not be reduced by any Cash Collateral provided pursuant to Sections 4.12 or 4.13.
“Aggregate Letter of Credit (Revolver) Usage” means, as of the date of determination, the result of (a) the Letter of Credit Usage for all outstanding Letters of Credit (Revolver) less (b) the Letter of Credit Usage for any outstanding Letter of Credit (Revolver) for which the Borrower has provided collateral in the manner provided in Section 4.14 in an amount not less than the Letter of Credit Liability for such Letter of Credit (Revolver). For the avoidance of doubt, the Letter of Credit Usage for any Letter of Credit (Revolver) shall not be reduced by any Cash Collateral provided pursuant to Sections 4.12 or 4.13.
“Aggregate Modified Permitted JV Value of the Timberlands” means, as of the date of determination, the sum of the Modified Permitted JV Value of the Timberlands for all Permitted Joint Ventures.
“Agreement” is defined in the preamble.
“AgSouth” means AgSouth Farm Credit, ACA.
“AL Guarantor” is defined in Section 9.1(b).
“Amendment Effective Date” means August 22, 2018
“Amendment Effective Date Cost of Funds” means 3.5 basis points with respect to clause (iii) of the definition of Reset Date, which is the amount by which (A) the all-in one (1) month LIBOR Floating Note Rate cost of funds applicable to the Farm Credit Lenders as

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indicated by the Farm Credit Funding Corporation exceeds (B) One-Month LIBOR, as of the Amendment Effective Date.
“Anti-Corruption Laws” means any Law of any Governmental Authority concerning or relating to bribery or corruption.
“Anti-Terrorism Laws” means any Law of any Governmental Authority of the United States of America, Canada, the United Kingdom or any member of the European Union, the United Nations Security Council, the European Union or any political subdivision of any of the foregoing concerning or relating to financing terrorism, “know your customer” or money laundering.
“Applicable Margin” means the applicable per annum percentage set forth in the pricing table on Schedule IV opposite the applicable Loan to Value Ratio. The Loan to Value Ratio used to compute the Applicable Margin shall be the Loan to Value Ratio most recently calculated and reported pursuant to Section 5.1.24, Section 7.1.1 or, in the event of a Multi-Draw Term Loan Borrowing, a Term A-3 Loan Borrowing, the Term A-4 Borrowing, an Incremental Term Loan Borrowing or a Revolving Loan Borrowing in excess of $30,000,000, Section 5.3.3. Changes in the Applicable Margin resulting from a change in the Loan to Value Ratio shall become effective upon each Adjustment Date or, in the event of a Multi-Draw Term Loan Borrowing, a Term A-3 Loan Borrowing, the Term A-4 Borrowing, an Incremental Term Loan Borrowing or a Revolving Loan Borrowing in excess of $30,000,000, upon the date of such Borrowing; provided that, in each case, no such change shall be made in the Applicable Margin with respect to outstanding LIBOR Loans during the existing Interest Period. If the Borrower shall fail to deliver a Compliance Certificate with respect to a Fiscal Quarter as and when required pursuant to Sections 7.1.1, the Applicable Margin, from and including the date it was required to deliver such Compliance Certificate to but not including the fifth Business Day following the date the Borrower has delivered to the Administrative Agent a Compliance Certificate with respect to such Fiscal Quarter, shall conclusively be presumed to equal the highest relevant Applicable Margin set forth on Schedule IV. Upon a Commitment Termination Event or, at the election of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, the Applicable Margin shall be immediately increased to the highest Applicable Margin set forth on Schedule IV during all periods of time in which any Event of Default has occurred and is continuing.
If, as a result of any restatement of or other adjustment to any financial statements referred to above (a) the Loan to Value Ratio as delivered by the Borrower as of any applicable date was inaccurate and (b) a proper calculation of the Loan to Value Ratio would have resulted in different pricing for any period, then (i) if the proper calculation of the Loan to Value Ratio would have resulted in higher pricing for such period, the Borrower shall automatically and retroactively be obligated to pay to the Administrative Agent, promptly on demand by the Administrative Agent, an amount equal to the excess of the amount of interest that should have been paid for such period over the amount of interest actually paid for such period; and (ii) if the proper calculation of the Loan to Value Ratio would have resulted in lower pricing for such period, the Administrative Agent and the Lenders and any other applicable Lender Party shall

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have no obligation to repay any overpaid interest to the Borrower, provided that if, as a result of any restatement or other event a proper calculation of the Loan to Value Ratio would have resulted in higher pricing for one or more periods and lower pricing for one or more other periods (due to the shifting of income or expenses from one period to another period or any similar reason), then the amount payable by the Borrower pursuant to clause (i) above shall be based upon the excess, if any, of the amount of interest that should have been paid for all applicable periods over the amount of interest paid for all such periods.
“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required pursuant to Section 11.11), and accepted by the Administrative Agent, in substantially the form of Exhibit C or any other form approved by the Administrative Agent.
“Authorized Officer” means, relative to any Loan Party and any Timber Manager, each Financial Officer and other officers of such Loan Party or Timber Manager, whose signatures and incumbency shall have been certified to the Administrative Agent and the Lenders pursuant to Section 5.1.2 or otherwise.
“Available MDT Facility Commitment” means, as of the date of determination, the result of (a) the aggregate of all Multi-Draw Term Loan Commitment Amounts, minus (b) the aggregate outstanding principal of all Multi-Draw Term Loans, minus (c) the Aggregate Letter of Credit (MDT) Usage.
“Available MDT Lender Commitment” means, as of the date of determination, for any Multi-Draw Term Loan Lender the result of (a) such Lender’s Multi-Draw Term Loan Commitment Amount, minus (b) the aggregate outstanding principal of all of such Lender’s Multi-Draw Term Loans, minus (c) its Percentage of the Aggregate Letter of Credit (MDT) Usage.
“Available Revolving Facility Commitment” means, as of the date of determination, the result of (a) the aggregate of all Revolving Loan Commitment Amounts, minus (b) the aggregate outstanding principal of all Revolving Loans, minus (c) the aggregate outstanding principal of all Swingline Loans, minus (d) the Aggregate Letter of Credit (Revolver) Usage.
“Available Revolving Lender Commitment” means, as of the date of determination, for any Revolving Lender the result of (a) such Lender’s Revolving Loan Commitment Amount, minus (b) the aggregate outstanding principal of all of such Lender’s Revolving Loans, minus (c) its Percentage of the aggregate outstanding principal of all Swingline Loans, minus (d) its Percentage of the Aggregate Letter of Credit (Revolver) Usage.

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“Available Term A-3 Facility Commitment” means, as of the date of determination, the result of (a) the aggregate of all Term A-3 Loan Commitment Amounts, minus (b) the aggregate outstanding principal of all Term A-3 Loans.
“Available Term A-3 Lender Commitment” means, as of the date of determination, for any Term A-3 Loan Lender the result of (a) such Lender’s Term A-3 Loan Commitment Amount, minus (b) the aggregate outstanding principal of all of such Lender’s Term A-3 Loans.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Base Rate” means the rate per annum determined by the Administrative Agent on the first business day of each week, which shall be the highest of (a) the Prime Rate, (b) the Federal Funds Effective Rate plus one half of one percent (0.50%) and (c) 1.50% greater than the One-Month LIBOR (rounded upward, if necessary, to the next whole multiple of 1/100th of 1.00%).  For purposes of this definition of “Base Rate”, (x) the “Prime Rate” means a variable rate of interest per annum equal to the “U.S. prime rate” as reported on such day in the Money Rates Section of the Eastern Edition of The Wall Street Journal, or, if the Eastern Edition of The Wall Street Journal is not published on such day, such rate as last published in the Eastern Edition of The Wall Street Journal, and (y) the “One-Month LIBOR” means LIBOR determined on a daily basis for an Interest Period of one (1) month; provided that, in no event shall the Base Rate be less than 0.00%;  provided further that, if the Prime Rate is no longer available, the “Prime Rate” shall be calculated as the Administrative Agent shall select in its sole discretion.
“Base Rate Loan” means a Loan accruing interest at the Base Rate.
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulations.
“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

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“Best Management Practices” means forest management, silvicultural, planting, thinning and timber harvesting practices that are in accordance with (a) SFI-certification requirements of Sustainable Forestry Initiative, Inc., and (b) “Best Management Practices” (or similarly titled regulations or non-binding guidance) issued with respect to the management and harvesting of timberlands by Governmental Authorities in the jurisdictions where such timberlands are located.
“BHC Act Affiliate” is defined in Section 11.26.
“Borrower” is defined in the preamble.
“Borrowing” means (a) a borrowing from the applicable Lenders of (i) the Term A-2 Loans on the Effective Date in accordance with the Lenders’ Term A-2 Loan Commitments, the Term A-3 Loans on the Effective Date in accordance with the Lenders’ Term A-3 Loan Commitments and the Term A-4 Loans on the Amendment Effective Date in accordance with the Lenders’ Term A-4 Loan Commitments (ii) the Incremental Term Loans on the closing date therefor in accordance with the Lenders’ Incremental Term Loan Commitments for such Incremental Term Loan Facility, (iii) Multi-Draw Term Loans during the Multi-Draw Term Loan Availability Period in accordance with the Lenders’ Multi-Draw Term Loan Commitments, (iv) the Term A-3 Loans during the Term A-3 Loan Availability Period in accordance with the Lenders’ Term A-3 Loan Commitments, (v) the Revolving Loans during the Revolving Availability Period in accordance with the Lenders’ Revolving Loan Commitments, or (vi) Swingline Loans during the Revolving Availability Period in accordance with the Swingline Loan Commitment, or (b) an issuance, by any Issuing Lender of any Letter of Credit during the Revolving Availability Period or the Multi-Draw Term Loan Availability Period, as applicable, in accordance with the Letter of Credit (Revolver) Sublimit or the Letter of Credit (MDT) Sublimit, as applicable.
“Borrowing Request” means a Borrowing Request, duly executed by a Financial Officer of the Borrower, in substantially the form of Exhibit B-1 attached hereto.
“Business Day” means (a) any day on which the Administrative Agent is open for business and is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York or Denver, Colorado; and (b) relative to the making, continuing, prepaying or repaying of the Loans, any day which is a Business Day described in clause (a) above and which is also a day on which dealings in Dollars are carried on in the interbank Eurodollar market.
“Capital Expenditures” means, with respect to any Person, the aggregate costs incurred by such Person during any measuring period for the acquisition of any fixed assets or improvements or replacements of, substitutions for or additions to any existing fixed asset resulting in a future economic benefit to such Person, and that are required to be capitalized in accordance with GAAP.
“Cash Collateralize” means, (a) with respect to Obligations described in clause (a) of the definition thereof, to deposit in or credit to an Account Bank or to pledge and deposit or credit

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with or deliver to the Administrative Agent, for the benefit of one or more of the Issuing Lenders or Lenders, as collateral for Letter of Credit Liabilities or obligations of the Lenders to fund participations in respect of Letter of Credit Liabilities, cash or deposit or credit account balances or, if the Administrative Agent and each applicable Issuing Lender shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and each applicable Issuing Lender, and (b) with respect to Obligations described in clauses (b) and (c) of the definition thereof, to pledge and deposit or credit with or deliver to the Administrative Agent, for the benefit of each Lender (or its Affiliate) that is the provider of a Secured Bank Product or a Rate Protection Agreement provided by a Lender (or its Affiliate), as the case may be, as collateral for such Secured Bank Product or Rate Protection Agreement, cash or deposit account or credit balances, or, if the Administrative Agent and such Lender (or its Affiliate) shall agree in their respective sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and each applicable Lender (or its Affiliate). “Cash Collateral” and “Cash Collateralization” shall each have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support.
“Cash Equivalent Investment” means, at any time:
(a)    any evidence of Indebtedness, with overnight maturities issued or guaranteed by the United States;
(b)    commercial paper, maturing not more than one day from the date of issuance and rated at least A-1 by S&P or P-1 by Moody’s, which is issued by a corporation (other than an Affiliate of any Loan Party) organized under the Law of any state of the United States or of the District of Columbia;
(c)    any certificate of deposit or bankers’ acceptance or time deposit, maturing daily, which is issued by a commercial banking institution that (i) is a member of the Federal Reserve System, (ii) has a combined capital and surplus and undivided profits of not less than $1,000,000,000 and (iii) has a credit rating of A2 or higher from Moody’s or A or higher from S&P; or
(d)    any investment in money market mutual funds having portfolio assets in excess of $5,000,000,000 that comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940 and are rated AAA by S&P and Aaa by Moody’s.
“Cash Interest Expense” means cash interest expense paid by any Loan Party or any Shell Subsidiary.
“CatchMark HBU” means CatchMark HBU, LLC (f/k/a Wells Timberland HBU, LLC), a Delaware limited liability company.
“CatchMark Holder” means CatchMark LP Holder, LLC, a Delaware limited liability company.

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“CatchMark Partnership” is defined in the preamble.
“CatchMark SC” means CatchMark South Carolina Timberlands, LLC, a South Carolina limited liability company.
“CatchMark Southern Holdings” means CatchMark Southern Holdings II GP, LLC, a Delaware limited liability company.
“CatchMark Southern Timberlands” means CatchMark Southern Timberlands II, L.P., a Delaware limited partnership.
“CatchMark Texas GP” means CatchMark Texas Timberlands GP, LLC, a Texas limited liability company.
“CatchMark Texas LP” mean CatchMark Texas Timberlands, L.P., a Texas limited partnership.
“CatchMark Timber” means CatchMark Timber Trust, Inc. (f/k/a Wells Timberland REIT, Inc.), a Maryland corporation.
“CatchMark Timber Incentive Plan” is defined in Section 7.2.6(y).
“CatchMark TRS” means CatchMark Timber TRS, Inc. (f/k/a Wells Timberland TRS, Inc.), a Delaware corporation.
“CatchMark TRS Manager” means CatchMark TRS Management, LLC, a Delaware limited liability company.
“CatchMark TRS Member” means CatchMark TRS Investments, LLC, a Delaware limited liability company.
“CatchMark TRS Subsidiary” means CatchMark TRS Harvesting Operations, LLC (f/k/a Wells Timberland TRS Harvesting Operations, LLC), a Delaware limited liability company.
“CatchMark TRS Subsidiary II” means CatchMark TRS Harvesting Operations II, LLC, a Delaware limited liability company.
“CatchMark TRS Subsidiary Account” is defined in Section 7.1.13.
“CERCLA” means the Comprehensive Environmental Response, Compensation and Liability Act of 1980.
“Certificate Regarding Sale of Real Property” means a Certificate Regarding Sale of Real Property duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit K attached hereto, together with any changes thereto as the Administrative Agent and Borrower may mutually agree are necessary and appropriate.

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“Change in Law” means the occurrence, after the Effective Date, of any of the following: (a) the adoption or taking effect of any Law, (b) any change in any Law or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted or issued.
“Change of Control” means: (a) CatchMark Timber ceases to own and control, beneficially and of record, directly or indirectly, 100% of the Equity Interests of the Borrower and CatchMark Holder (other than “LTIP Units” and “Common Units” issued in connection with the conversion of “LTIP Units” in accordance with and as defined in the LTIP Plan and the Borrower’s partnership agreement and issued in compliance with Section 7.2.6(z)); (b) any consolidation or merger of the Borrower in which the Borrower is not the continuing or surviving entity; (c) the Borrower ceases to own and control, beneficially and of record, directly or indirectly, 100% of the Equity Interests of each Subsidiary Guarantor; and (d) (i) any Person or group (within the meaning of Rule 13d-5 of the SEC as in effect on the Effective Date) shall own directly or indirectly, beneficially or of record, Equity Interests representing 35% or more of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of CatchMark Timber; or (ii) during any period of 12 consecutive months, a majority of the members of the board of directors (or other equivalent governing body) of CatchMark Timber ceases to be composed of individuals who are Continuing Directors.
“CoBank” is defined in the preamble.
“CoBank Cash Management Agreement” means any Master Agreement for Cash Management and Transaction Services between CoBank and the Borrower, including all exhibits, schedules and annexes thereto and including all related forms delivered by the Borrower to CoBank in connection therewith; provided that, the Borrower shall have elected pursuant to its rule set instructions or similar document to have its accounts that are subject to the CoBank Cash Management Agreement settle against the Swingline Loan and such election shall not have been modified.
“Code” means the Internal Revenue Code of 1986.
“Collateral” means the collateral subject to the Pledge Agreement, the Security Agreement, the Account Control Agreements, the Collateral Assignments of Material Agreements, the Mortgages, or any other real or personal property of the Loan Parties, in each case pledged to the Administrative Agent for the benefit of the Lender Parties as security for the Obligations.

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“Collateral Assignment of Material Agreement” means each Collateral Assignment of Material Agreement, in substantially the form of Exhibit G attached hereto, and executed by each relevant Loan Party and other Persons that are parties to the Material Agreement the subject thereof. In the discretion of the Administrative Agent, the form of the relevant Collateral Assignment of Material Agreement with respect to any particular Material Agreement (including material Transaction Documents) may vary.
“Collateral Insurance Proceeds” means all insurance proceeds that have been paid on account of any of the Collateral.
“Commitment” means, the Term A-2 Loan Commitment, the Term A-3 Loan Commitment, the Term A-4 Loan Commitment, the Incremental Term Loan Commitment for each Incremental Term Loan Facility, the Multi-Draw Term Loan Commitment and the Revolving Loan Commitment, as applicable.
“Commitment Fee” means the Revolver Commitment Fee, the Multi-Draw Term Loan Commitment Fee, and the Term A-3 Loan Commitment Fee.
“Commitment Termination Event” means (a) the occurrence of any Default or Event of Default described in Section 8.1.7 or (b) the occurrence and continuance of any other Event of Default and either (i) the declaration of the Loans to be due and payable pursuant to Section 8.3 or (ii) the giving of notice by the Administrative Agent, acting at the direction of the Required Lenders, to the Borrower that the Commitments have been terminated.
“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. Section 1 et seq.).
“Communications” means collectively, all information, documents and other materials that any Loan Party is obligated to, or is obligated to cause to be, furnish to the Administrative Agent pursuant to the Loan Documents, including all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (a) relates to a request for a new, or a conversion of an existing, borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (b) relates to the payment of any principal or other amount due under this Agreement prior to the scheduled date therefor, or (c) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any borrowing or other extension of credit hereunder.
“Compliance Certificate” means a Compliance Certificate duly executed by a Financial Officer of the Borrower, substantially in the form of Exhibit E attached hereto, together with any changes thereto as the Administrative Agent and Borrower may mutually agree are necessary and appropriate.
“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

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“Consolidated Adjusted EBITDA” means the result of (a) aggregate net income of the Loan Parties and Shell Subsidiaries (without duplication); provided that, for the avoidance of doubt, the results of all Unrestricted Timber Subsidiaries and Permitted Joint Ventures will be excluded therefrom; less (b) to the extent included in arriving at such net income, any gain on Rate Protection Agreements; plus (c) to the extent deducted in arriving at such net income, the sum, without duplication, of (i) income taxes, (ii) total interest expense (including non-cash interest), (iii) depletion and other amortization expense, (iv) with respect to the sale of up to two percent (2%) of the acreage of the Real Property in any Fiscal Year, cash proceeds from such sales equal to the Cost Basis of the Real Property sold (to the extent more than two percent (2%) of the acreage of the Real Property is sold in any Fiscal Year, such Cost Basis shall be calculated for Real Property sales on a chronological basis until such two percent (2%) cap is met), (v) the amount of any cash received representing unearned revenue with respect to a non-refundable option or other similar payments in connection with the sale of Real Property, (vi) any loss on Rate Protection Agreements, (vii) any non-cash expenses representing amounts due to Affiliates, (viii) any non-cash expenses associated with the termination of Timber Leases, (ix) any non-cash expenses incurred in connection with the prepayment of Indebtedness, (x) at the Borrower’s election, any non-cash casualty loss expenses, and (xi) any one-time expenses incurred in connection with the permitted acquisition of Real Property to the extent the add back of such expenses under this definition has been approved by the Administrative Agent; less (d) in the Fiscal Year earned as revenue, the amount of any cash previously included in EBITDA pursuant to clause (c)(v) of this definition; plus (e) to the extent deducted in arriving at such net income, the actual amount of reasonable fees and out-of-pocket transaction costs and expenses of CatchMark Timber in connection with the offering and issuance of common stock of CatchMark Timber; plus (f) to the extent deducted in arriving at such net income, non-cash compensation expenses; plus (g) to the extent deducted in arriving at such net income, the actual amount of reasonable fees and out-of-pocket transaction costs and expenses paid by any Loan Party in connection with any acquisition or Investment permitted pursuant to Section 7.2.5(a)(vii), in an aggregate amount not to exceed $4,000,000; plus (h) to the extent deducted in arriving at such net income, losses on sales of assets (other than as provided in clause (c)(iv) of this definition); minus (i) to the extent included in arriving at such net income, gains on sales of assets (other than as provided in clause (c)(iv) of this definition); plus (j) the aggregate amount of dividends or similar distributions paid in cash (or converted to cash) to any Loan Party by any Unrestricted Timber Subsidiary or Permitted Joint Venture.
“Consolidated Permitted Joint Ventures” means any Permitted Joint Ventures that are or would be consolidated with any Loan Party in accordance with GAAP.
“Contingent Liability” means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss (including by providing a Lien on its property or assets, maintaining any financial statement condition or liquidity level, or purchasing or leasing any property or services)) the indebtedness, obligation or any other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of

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any other Person. The principal amount of any Person’s obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if greater) of the debt, obligation or other liability guaranteed thereby.
“Continuation/Conversion Notice” means a Continuation/Conversion Notice duly executed by a Financial Officer of the Borrower, substantially in the form of Exhibit B-2 attached hereto.
“Continuing Directors” means, as of any date of determination, any member of the board of directors (or other equivalent governing body) of CatchMark Timber who (a) was a member of such board of directors on the first day of the applicable 12 consecutive month period referenced in clause (ii) of the definition of “Change in Control” or (b) was approved, appointed, nominated or elected to such board of directors by a majority of the Continuing Directors who were members of such board of directors at the time of such approval, appointment, nomination or election.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.
“Cost Basis” means with respect to Real Property: (a) the appraised value of such Real Property as determined by the most recent appraisal or appraisal update for such Real Property delivered to the Administrative Agent or (b) if no such appraisal or appraisal update was required by the terms of this Agreement (or such requirement was waived by the Administrative Agent in its sole discretion pursuant to the terms of this Agreement) and no Loan Party elected to obtain an appraisal or appraisal update in connection with the acquisition or Disposition thereof, the aggregate purchase price (or other forms of consideration) of such Real Property, in each case, adjusted to reflect any increase or decrease in the pre-merchantable value of the Timber volumes for such Real Property as reflecting on the most recent inventory report for such Real Property. In the event that the appraised value of such Real Property is only available for a Division of Real Property, the Cost Basis for any portion of such Division will be calculated by the Borrower in good faith in a manner reasonably acceptable to the Administrative Agent.
“Covered Entity” is defined in Section 11.26.
“Covered Party” is defined in Section 11.26.
“Credit Support” means cash earnest money deposits, Letters of Credit, Investments or other credit support, including, for the avoidance of doubt, any amount paid pursuant to an option agreement.
“Creek Pine Holdings” means Creek Pine Holdings, LLC, a Delaware limited liability company.

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“Creek Management” means CatchMark TRS Creek Management, LLC, a Delaware limited liability company.
“CTT Employee” means CTT Employee, LLC, a Delaware limited liability company.
“Current Cost of Funds” means, as of any Reset Date, the amount (in basis points and which amount may be negative), if any, by which (A) the all-in one (1) month LIBOR Floating Note Rate cost of funds applicable to the Farm Credit Lenders as indicated by the Farm Credit Funding Corporation exceeds (B) One-Month LIBOR, in each case as of such Reset Date; provided that, if the Administrative Agent determines in its sole discretion that such calculation is not administratively feasible, the Administrative Agent shall, after consultation with the Borrower, establish in its reasonable discretion an alternative method of calculating the Current Cost of Funds.
“Dawsonville Bluffs” means Dawsonville Bluffs, LLC, a Delaware limited liability company.
“Debtor Relief Laws” means the Bankruptcy Code of the United States of America, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect.
“Default” means any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.
“Defaulting Lender” means, subject to Section 4.12(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Lender, any Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, or any Issuing Lender or Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief

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Laws, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender, or (e) has (or its parent company or a financial institution affiliate thereof has) notified the Administrative Agent, or has stated publically, that it will not comply with its funding obligations under any other loan agreement or credit agreement or other similar/other financing agreement. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (e) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 4.12(b)) upon delivery of notice of such determination to the Borrower and each Lender.
“Default Right” is defined in Section 11.26.
“Disclosure Schedule” means the Disclosure Schedule attached as Schedule I hereto, as amended, supplemented or otherwise modified from time to time by the Borrower pursuant to the terms hereof or with the consent of the Administrative Agent and the Required Lenders.
“Disposition” or “Dispose” means the sale, transfer, license, lease, contribution or other conveyance or disposition (including any sale and leaseback transaction or allocation as a result of division) of any property or asset by any Person (whether voluntary or involuntary or under power of eminent domain, condemnation or otherwise).
“Dividend Account” means any InvestLine Account or any deposit, securities or commodity account at or with any bank, other financial institution, securities intermediary or commodity intermediary, the sole content of which are permitted dividends, distributions or other payment to shareholders of CatchMark Timber that have been declared but not paid, together with any account or accounts replacing any of the same.
“Division” means:
(a)    for purposes of the Harvest Plan, shall mean those units or portions of the Timberlands as the Administrative Agent may request in its reasonable discretion; provided, however, during an Event of Default and upon the request of the Administrative Agent in its sole discretion, “Division” for purposes of the Harvest Plan shall mean those portions of the Timberlands designated by tract by the Timber Manager primarily responsible for preparing or reviewing the Harvest Plan with respect to such portions of Timberlands;

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(b)    for purposes of the quarterly reports described in Section 7.1.11(d)(iv) and Section 7.1.11(i), shall mean the entire Timberlands of the Landholders; provided, however, during an Event of Default and upon the request of the Administrative Agent in its reasonable discretion, “Division” for purposes of such quarterly reports shall mean those portions of the Timberlands consisting of Real Property owned in fee simple, the PLM Leases, the LTC Lease, the Timber Deeds, and all other Timber Leases or such other units or portions of the Timberlands as the Administrative Agent may request in its reasonable discretion;
(c)    for purposes of appraisal and appraisal updates, shall mean those portions of the Timberlands consisting of Real Property owned in fee simple, the PLM Leases, the LTC Lease, the Timber Deeds, and all other Timber Leases; provided, however, during an Event of Default and upon the request of the Administrative Agent in its reasonable discretion, “Division” for purposes of appraisals and appraisal updates shall mean such other units or portions of the Timberlands as the Administrative Agent may request in its reasonable discretion; and
(d)    for all other purposes (if any), those portions of the Timberlands, whether owned or leased, which are grouped together for management purposes in units or portions as identified by the applicable Landholders and reasonably acceptable to the Administrative Agent.
“Dollar” and the symbol “$” mean lawful money of the United States.
“Domestic” means, with respect to any asset, located in any state, commonwealth or territory of the United States (including the District of Columbia) and, with respect to any corporation, limited liability company, trust, joint venture, association, company, partnership or other entity, formed and existing under the Law of the United States or any state, commonwealth or territory thereof (including the District of Columbia).
“EEA Financial Institution” means (i) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (ii) any entity established in an EEA Member Country that is a parent of an institution described in clause (i) of this definition or (iii) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clause (i) or (ii) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Date” means December 1, 2017.
“Effective Date Cost of Funds” means 10 basis points with respect to clauses (i) and (ii) of the definition of Reset Date, which is the amount by which (A) the all-in one (1) month LIBOR Floating Note Rate cost of funds applicable to the Farm Credit Lenders as indicated by

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the Farm Credit Funding Corporation exceeds (B) One-Month LIBOR, in each case as of the Effective Date.
“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.11(b)(iii), (v) and (vi) (subject to any such consents, if any, as may be required under Section 11.11(b)(iii)).
“Environmental Laws” means all Law relating to public health and safety and protection of the environment, threatened or endangered species, preservation or reclamation of natural resources, Release of any Hazardous Material or to health and safety matters, including CERCLA, the Surface Mining Control and Reclamation Act of 1977, the Resource Conservation and Recovery Act, the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq., the Clean Air Act of 1970, 42 U.S.C. §§ 7401 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. §§ 2601 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C., §§ 651 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq., the Safe Drinking Water Act of 1974, 42 U.S.C. §§ 300(f) et seq., the Hazardous Materials Transportation Act, 49 U.S.C. §§ 5101 et seq., the Solid Waste Disposal Act, 42 U.S.C. §§ 6901 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. §§ 136 et seq., the Endangered Species Act of 1973, 16 U.S.C. §§ 1531 et seq., and any similar or implementing state or local Law.
“Environmental Tests” is defined in Section 7.1.6(c).
“Equity Funded Acquisition” means any acquisition of additional Real Property (along with actual and reasonably estimated reasonable fees and out-of-pocket costs and expenses related thereto) originally financed after the Effective Date by any Subsidiary Guarantor with an investment made by CatchMark Timber, the Borrower and such other direct or indirect parents of such Subsidiary Guarantor of the proceeds of an equity issuance by CatchMark Timber.
“Equity Interests” means, with respect to any Person, all shares of capital stock, partnership interests, membership interests in a limited liability company or other security or ownership in participation or equivalent interests (however designated, whether voting or non-voting and whether certificated or uncertificated) of such Person’s equity capital (including any warrants, options or other purchase rights with respect to the foregoing), whether now outstanding or issued after the Effective Date.
“Equity Raises Net Proceeds” means all proceeds of any equity issued by CatchMark Timber less the actual amount of reasonable fees and out-of-pocket transaction costs and expenses of such equity issuance due to any unaffiliated third parties.
“Equity Value” means the actual cash receivable by any Loan Party upon the hypothetical liquidation of the JV Timberlands of any Permitted Joint Venture at the Permitted JV Value of the JV Timberlands and subsequent distribution of all net cash proceeds; calculated in good faith by the Borrower in a manner reasonably acceptable to the Administrative Agent; provided that, for purposes of calculating the Modified Permitted JV Value of the Timberlands, Equity Value shall only include the actual cash receivable by any Loan Party upon the

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hypothetical liquidation of the portions of the JV Timberlands that the Borrower has elected to include in the Permitted JV Value of the Timberlands.
“ERISA” means the Employee Retirement Income Security Act of 1974 and the rules and regulations promulgated thereunder.
“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Loan Party, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.
“ERISA Event” means (a) a prohibited transaction with respect to a Plan within the meaning of Section 406 of ERISA or Section 4975 of the Code for which an exemption is not available; (b) with respect to any Plan that is intended to be a qualified plan under Section 401(a) of the Code, any occurrence or event that results or could reasonably be expected to result in the loss of the Plan’s qualified status; or (c) the occurrence of any event or condition that results or could reasonably be expected to result in any liability under Title IV of ERISA to the Borrower, any other Loan Party, any of their Subsidiaries, or any ERISA Affiliate thereof.
“Erroneous Payment” is defined in Section 11.20.
“Escrow Deposit Certificate” means an Escrow Deposit Certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit J attached hereto, together with any changes thereto as the Administrative Agent and Borrower may mutually agree are necessary and appropriate.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Event of Default” is defined in Section 8.1.
“Excess Netted Cash” means:
(a)    cash constituting Net Real Property Disposition Proceeds received in connection with Large Real Property Dispositions; and
(b)    with respect to all cash other than cash constituting Net Real Property Disposition Proceeds received in connection with Large Real Property Dispositions, cash in an amount no greater than $30,000,000.
“Excluded Account” means (a) any InvestLine Account or deposit account of any Loan Party (i) which contains only deposits of or credits corresponding to employee withholding taxes, or (ii) which functions solely as a payroll account and contains only deposits of or credits corresponding to fully earned employee wages, and (b) the Dividend Account.

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“Excluded Swap Obligations” means, with respect to any Loan Party providing a guaranty of or granting a security interest to secure any Swap Obligation of another Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the guaranty of such Loan Party of, or the grant by such Loan Party of a security interest to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to Section 7.1.17(b) and Section 9.1(h) and any other “keepwell, support or other agreements” for the benefit of such Loan Party) at the time the guaranty of or grant of such security interest by such Loan Party becomes effective with respect to such related Swap Obligation. For the avoidance of doubt, if a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or grant of security interest is or becomes illegal.
“Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 4.5) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 4.6, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.6(g) and (d) any U.S. federal withholding Taxes imposed under FATCA.
“Existing Credit Agreement” is defined in the recitals.
“Existing Loan Documents” means the “Loan Documents” as defined in the Existing Credit Agreement.
“Existing Stated Maturity Date” is defined in Section 3.6.1.
“Extension Amendment” means an amendment to this Agreement (which may, at the option of the Administrative Agent and the Borrower, be in the form of an amendment and restatement of this Agreement) among the Loan Parties, the applicable extending Lenders, the Administrative Agent and, to the extent required by Section 3.6, any applicable Issuing Lender and/or the Swingline Lender implementing an extension in accordance with Section 3.6.

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“F.R.S. Board” means the Board of Governors of the Federal Reserve System or any successor thereto.
“Farm Credit Equities” is defined in Section 7.1.16.
“Farm Credit Lender” means a federally-chartered Farm Credit System lending institution organized under the Farm Credit Act of 1971. When used in this Agreement in reference to the Farm Credit Equities, “Farm Credit Lender” shall also include the affiliate of such Farm Credit Lender from whom such Farm Credit Equities are purchased or acquired.
“FATCA” means Subsections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty, or convention among Governmental Authorities entered into in connection with the implementation of the foregoing.
“Federal Funds Effective Rate” means, for any day, the rate of interest per annum (rounded upward, if necessary, to the nearest whole multiple of 1/100th of 1%) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System, as published by the Federal Reserve Bank of New York on such date, or if no such rate is so published on such day, on the most recent day preceding such day on which such rate is so published; provided, however, the Federal Funds Effective Rate shall not be less than zero.
“Fee Letter” means the Fee Letter, dated September 18, 2017, by and among CoBank and the Borrower.
“Fiber Supply Agreement” means the Fiber Supply Agreement, dated as of the October 9, 2007, among MW, WestRock MWV, LLC (f/k/a MeadWestvaco Corporation) and CatchMark TRS Subsidiary.
“Field Servicer” means any third party consulting forester appointed by the Administrative Agent from time to time with respect to all or certain portions of the Real Property.
“Field Servicing Agreement” means, collectively, any agreement as may be in effect from time to time pursuant to which the Administrative Agent has engaged any Field Servicer to perform any loan monitoring services with respect to all or certain portions of the Real Property; provided that, if no Event of Default has occurred and is continuing when a Field Servicing Agreement is entered into, such Field Servicing Agreement shall be reasonably acceptable to the Borrower; provided however, that, notwithstanding the preceding proviso, such Field Servicing Agreement shall be reasonably acceptable to the Borrower, solely to the extent that such Field Servicing Agreement directly affects the rights of the Loan Parties hereunder or imposes

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additional obligations or liabilities upon any Loan Party or any of its Subsidiaries or their respective properties.
“Fifth Amendment” means that certain Fifth Agreement Regarding Consents and Amendments, dated as of the Fifth Amendment Effective Date, among the Loan Parties, the Administrative Agent, and the Lenders party thereto.
“Fifth Amendment Effective Date” means August 4, 2021.
“Financed Equity Repurchase” means one or more transactions pursuant to which CatchMark Timber repurchases up to $30,000,000 in the aggregate of its Equity Interests during the term of this Agreement.
“Financial Officer” means with respect to any Loan Party, with respect to any sole manager or sole member on behalf of any manager-managed or member-managed Loan Party, with respect to CatchMark Timber on behalf of any Loan Party, and with respect to any Timber Manager, as applicable, the president, chief financial officer, principal accounting officer or controller whose signatures and incumbency have been certified to the Administrative Agent and the Lenders pursuant to Section 5.1.2 or otherwise.
“Fiscal Quarter” means any calendar quarter of a Fiscal Year.
“Fiscal Year” means any period of twelve consecutive calendar months ending on December 31.
“Fixed Charge Coverage Ratio” means the ratio derived on any measurement date by dividing for the most recent four Fiscal Quarters ending on such measurement date, (a) the result of (i) Consolidated Adjusted EBITDA minus (ii) any dividend or distribution paid in cash by CatchMark Timber during such period, by (b) Cash Interest Expense.
“Flood Laws” means, collectively, (a) the National Flood Insurance Act of 1968, (b) the Flood Disaster Protection Act of 1973, (c) the National Flood Insurance Reform Act of 1994 and (d) the Flood Insurance Reform Act of 2004, and all such other Law related thereto.
“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is a resident for tax purposes.
“FRC” means Forest Resource Consultants, Inc., a Georgia corporation.
“Fronting Exposure” means, at any time there is a Defaulting Lender, (a) with respect to any Issuing Lender, such Defaulting Lender’s Percentage of the outstanding Letter of Credit Liabilities with respect to Letters of Credit issued by such Issuing Lender other than Letter of Credit Liabilities as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Percentage of outstanding

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Swingline Loans made by the Swingline Lender other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders.
“Fuel Wood Residue” is defined in Section 7.2.9(f).
“Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.
“GAAP” means generally accepted accounting principles as are in effect from time to time, subject to the provisions of Section 1.4 and applied on a consistent basis.
“Governmental Authority” means the government of the United States of America or any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank), and any corporation or other entity exercising such functions owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.
“Guaranteed Obligations” means collectively, (i) all Obligations of the Borrower or of any other Loan Party to any Lender Party or any other Indemnified Party now or hereafter existing (including all amounts which would have become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. 362(a) or otherwise); and (ii) all costs or expenses (including reasonable fees or expenses of legal counsel) incurred by any Lender Party or any other Indemnified Party in enforcing any of its rights under the Guaranty.
“Guarantor” means CatchMark Timber, CatchMark Holder and the Subsidiary Guarantors.
“Guaranty” means, collectively, Article IX and each other guaranty by any Loan Party in favor of the Administrative Agent for each of the Lender Parties, in form and substance acceptable to the Administrative Agent in its sole discretion.
“Harvest Plan” is defined in Section 7.1.11(c).
“Hazardous Material” means (a) any “hazardous substance” as defined by CERCLA, (b) any “hazardous waste” as defined by the Resource Conservation and Recovery Act, (c) any petroleum product or byproduct or (d) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material or substance within the meaning of any Law relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material.
“Incremental Term Loan” is defined in Section 2.1.1(b).

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“Incremental Term Loan Commitment” is defined in Section 2.1.1(b).
“Incremental Term Loan Facility” is defined in Section 2.1.1(b).
“Incremental Term Loan Lender” is defined in Section 2.1.1(b).
“Indebtedness” of any Person means, without duplication:
(a)    all obligations of such Person for borrowed money, including all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments (including, without limitation, the Loans);
(b)    all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and banker’s acceptances issued for the account of such Person;
(c)    all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as capitalized lease liabilities;
(d)    whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding trade accounts payable arising in the ordinary course of business), and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;
(e)    all obligations of such Person to purchase, redeem, retire or otherwise acquire for value (including by means of converting into, or exchanging for, Indebtedness) any Equity Interest of such Person;
(f)    the liquidation value of any preferred capital stock or similar Equity Interest of such Person or its Subsidiaries held by any Person;
(g)    all obligations and liabilities secured by any Lien on such Person’s property or assets, even though such Person shall not have assumed or become liable for the payment thereof;
(h)    all Off-Balance Sheet Obligations; and
(i)    all Contingent Liabilities of such Person in respect of any of the foregoing.
“Indemnified Liabilities” is defined in Section 11.4(a).
“Indemnified Parties” is defined in Section 11.4(a).

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“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document, and (b) to the extent not otherwise described in (a), Other Taxes.
“Insolvency or Liquidation Proceeding” means (a) any voluntary or involuntary case or proceeding under any Debtor Relief Laws with respect to any Loan Party or Subsidiary of any Loan Party; (b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Loan Party or Subsidiary of any Loan Party or with respect to a substantial portion of their respective assets; (c) any liquidation, dissolution, reorganization or winding up of any Loan Party or Subsidiary of any Loan Party whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or (d) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of any Loan Party or Subsidiary of any Loan Party.
“Intellectual Property Collateral” is defined in the Security Agreement.
“Interest Period” means, relative to the Loans, the period beginning on (and including) the Borrowing or the date of the conversion or continuation and ending on (but excluding) the day which numerically corresponds to such date one or three months thereafter (or such other date as the Administrative Agent and the Lenders shall agree to in their sole discretion), provided, however, that:
(a)    the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than five different dates;
(b)    if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of a month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day); and
(c)    if there is no numerically corresponding day in such month, such Interest Period shall end on the last Business Day of such month.
The Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to the Loans.
“International Paper” means International Paper Company, a New York corporation.
“International Paper Agreements” means, collectively, (i) that certain Support Agreement, dated as of September 18, 2006, by and between Timberlands II, as assignee of Goodwood Georgia LLC, a Delaware limited liability company, and International Paper; (ii) that certain Stumpage Agreement, dated as of September 18, 2006, by and between Timberlands II, as assignee of Goodwood Georgia LLC, a Delaware limited liability company, and CatchMark TRS Subsidiary, as assignee of Broad Arrow Timber Company LLC, a Delaware limited liability company; (iii) that certain Fiber Supply Agreement, dated as of September 18, 2006, by and

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between CatchMark TRS Subsidiary, as assignee of Broad Arrow Timber Company LLC, a Delaware limited liability company, and International Paper, as amended by that certain Amendment to Fiber Supply Agreement (Goodwood – Georgia), dated as of December 3, 2010, and as amended by that certain Second Amendment to Fiber Supply Agreement (Goodwood-Georgia), dated as of March 15, 2017; (iv) that certain Pulpwood Supply Agreement, dated as of November 3, 2006, by and between CatchMark TRS Subsidiary II, as assignee of Broad Arrow Timber Company LLC, and International Paper; (v) that certain Master Stumpage Agreement, dated as of November 3, 2006, by and between CatchMark TRS Subsidiary II, as assignee of Broad Arrow Timber Company LLC, and CatchMark SC, as assignee of FIATP Parent LLC and FIATP Timber LLC; (vi) that certain Master Stumpage Agreement, dated as of November 3, 2006, by and between CatchMark TRS Subsidiary II, as assignee of Broad Arrow Timber Company LLC, and CatchMark SC and CatchMark HBU, as assignees of FIATP SSF Parent LLC and FIATP SSF Timber LLC; (vii) that certain Pulpwood Support Agreement, dated as of November 3, 2006, by and between CatchMark TRS Subsidiary II and CatchMark SC, as assignees of FIATP Parent LLC and FIATP Timber LLC, and International Paper; and (viii) that certain Pulpwood Support Agreement, dated as of November 3, 2006, by and between CatchMark TRS Subsidiary II, CatchMark HBU, and CatchMark SC, as assignees of FIATP SSF Parent LLC and FIATP SSF Timber LLC, and International Paper.
“InvestLine Account” means (a) any InvestLine Loan Party Account and (b) any InvestLine Related Loan Party Subaccount.
“InvestLine Loan Party Account” means any uninsured book entry account maintained by CoBank for the benefit of any Loan Party as to which a credit balance represents an investment by such Loan Party in an uncertificated Farm Credit Investment Bond issued by CoBank pursuant to the Farm Credit Act (12 U.S.C. § 2001 et seq. and the rules from time to time promulgated thereunder and other laws, rules, regulations, orders, notices and directives from time to time applicable to CoBank).
“InvestLine Related Loan Party Subaccount” means any lock box subaccount or investment subaccount maintained by and in the name of CoBank with a third-party for the benefit of any Loan Party pursuant to the provision of cash management services to such Loan Party by CoBank.
“Investment” means, with respect to any Person, (a) any loan, advance, other extension of credit or capital made by such Person to any other Person (excluding account receivables generated in the ordinary course of business of such Person and payable or dischargeable in accordance with customary trade terms), (b) any Contingent Liability of such Person incurred in connection with any item described in clause (a) and (c) any Equity Interest held by such Person in any other Person. Investment shall be deemed to include the allocation of assets to any Person pursuant to a division or the creation of any Person by division.
“Investment Allocation Policy” means an investment allocation policy setting forth the methodology by which each Loan Party will evaluate, on behalf of itself, its Subsidiaries and its Permitted Joint Ventures, investment opportunities, potential operational conflicts and

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Disposition opportunities, which policy shall be adopted by CatchMark Timber’s board of directors.
“IRS” means the United States Internal Revenue Service.
“Issuing Lender” means any Issuing Lender (MDT) or any Issuing Lender (Revolver), as applicable.
“Issuing Lender (MDT)” means, collectively, CoBank and its successors and assigns and any other Lender designated from time to time by the Administrative Agent with the approval of the Borrower, in such Lender’s capacity as an issuer of Letters of Credit (MDT) hereunder; provided that, such Lender has agreed to be an Issuing Lender (MDT).
“Issuing Lender (Revolver)” means, collectively, CoBank and its successors and assigns and any other Lender designated from time to time by the Administrative Agent with the approval of the Borrower, in such Lender’s capacity as an issuer of Letters of Credit (Revolver) hereunder; provided that, such Lender has agreed to be an Issuing Lender (Revolver).
“Joinder Agreement” means a Joinder Agreement, in substantially the form of Exhibit H attached hereto, executed by the Person to be joined as a Loan Party to this Agreement, the other Loan Parties and the Administrative Agent pursuant to which, among other things, such Person is joined as a Loan Party and a Subsidiary Guarantor to this Agreement, the Security Agreement and the Pledge Agreement and as a grantor, pledgor, obligor or other party to such other Loan Documents as the Administrative Agent shall require in its sole discretion.
“Joinder Documents” means, all of the following (except to the extent made a post-joinder delivery by the Administrative Agent in its sole discretion or waived by the Administrative Agent in its sole discretion), each of which shall be in form and substance acceptable to the Administrative Agent in its sole discretion:
(i)    a duly executed Joinder Agreement;
(ii)    original certificates evidencing all of the issued and outstanding shares of capital stock and other Equity Interests of such Person pursuant to the terms of the Pledge Agreement, which certificates shall be accompanied by undated stock and other powers duly executed in blank by each relevant pledgor;
(iii)    any Real Property Documents or modifications to Real Property Documents requested by the Administrative Agent in its sole discretion;
(iv)    an Account Control Agreement for all InvestLine Accounts and all deposit, securities or commodity accounts of such Person unless such account is an Excluded Account;
(v)    a duly executed Collateral Assignment of Material Agreement or a duly executed Reaffirmation of Collateral Assignment of Material Agreement, as applicable, with

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respect to any Material Agreements to which it is a party, to the extent requested by the Administrative Agent;
(vi)    a Solvency Certificate duly executed by an Authorized Officer of CatchMark Timber and Timberlands II;
(vii)    a certificate of the Secretary, Assistant Secretary or Manager of such Person (upon which certificate each Lender Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary or Manager of such Person canceling or amending such prior certificate), as to:
(1)    resolutions of its board of directors (or equivalent body) then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by it;
(2)    each Organizational Document of such Person; and
(3)    the incumbency and signatures of each officer (including each Authorized Officer) of such Person that is authorized to act with respect to each Loan Document executed by it;
(viii)    good standing certificates for each jurisdiction where the Collateral of such Person is located and each other jurisdiction where such Person is organized and authorized (or should be authorized under Law) to conduct business;
(ix)    certification in the Joinder Agreement that all required consents and approvals shall have been obtained and be in full force and effect with respect to the transactions contemplated by the Joinder Documents from (1) all relevant Governmental Authorities and (2) any other Person whose consent or approval is necessary or the Administrative Agent reasonably deems appropriate to effect such transactions;
(x)    legal opinions, dated on or about the date of such Joinder Agreement, and addressed to the Administrative Agent and all the Lenders, from New York, the jurisdiction of formation for such Person and such other jurisdictions as the Administrative Agent may reasonably request;
(xi)    evidence of the insurance coverage required to be maintained pursuant to Section 7.1.4, which insurance shall be satisfactory to the Administrative Agent and shall be subject to satisfactory endorsements in favor of the Administrative Agent;
(xii)    search reports certified by a party acceptable to the Administrative Agent, dated a date reasonably near (but prior to unless otherwise consented to by the Administrative Agent in its sole discretion) the date of the applicable Joinder Agreement, listing all effective U.C.C. financing statements, federal and state tax Liens, and judgment Liens which name such Person or its prior direct parent, if applicable, as the debtor, and which are filed in each jurisdiction in which U.C.C. filings are to be made pursuant to this Agreement or the other Loan

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Documents and in such other jurisdictions as the Administrative Agent may reasonably request, together with copies of such financing statements;
(xiii)    evidence satisfactory to the Administrative Agent that all necessary U.C.C. financing statements naming such Person as the debtor and the Administrative Agent as the secured party have been properly filed (or delivered for filing) in all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the first priority security interest of the Administrative Agent in the Collateral subject thereto;
(xiv)    evidence satisfactory to the Administrative Agent of the filing (or delivery for filing) of appropriate trademark, copyright and patent security supplements with the United States Patent and Trademark Office or United States Copyright Office, as applicable, to the extent relevant in order to perfect the first priority security interest of the Administrative Agent therein;
(xv)    evidence of completion of all other actions, reasonably requested by the Administrative Agent, in order to perfect its first priority security interest in the Collateral the subject thereof;
(xvi) to the extent requested by any Lender, any documentation or other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA Patriot Act and any other Anti-Terrorism Laws; and
(xvii) all other reasonable requests of the Administrative Agent made with respect to such Person, Joinder Agreement or the transactions related thereto.
“Joint Venture” means any joint venture or other co-investment vehicle or structure.
“JV Cost Basis” means with respect to JV Real Property, the appraised value of such JV Real Property as determined by the most recent appraisal or appraisal update for such JV Real Property delivered to the Administrative Agent.
“JV Credit Conditions” means any of the following:
(a)    The Administrative Agent has not received an appraisal or appraisal update (a) with respect to any of the JV Real Property of such Permitted Joint Venture and its Subsidiaries on a consolidated basis that Borrower has elected to include in the Permitted JV Value of the Timberlands, (b) from a nationally recognized forestry appraisal firm, (c) dated not more than one year prior to the last day of the most recent Fiscal Quarter or Fiscal Year for which a Compliance Certificate has been delivered, and (d) otherwise in form and scope acceptable to the Administrative Agent in its discretion.
(b)    Such Permitted Joint Venture or any of its Subsidiaries, Affiliates, officers, directors, employees or agents engages in any dealings or transactions with any

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Sanctioned Person in violation of any Anti-Corruption Laws, Anti-Terrorism Laws or Sanctions in all material respects.
(c)    Such Permitted Joint Venture or any of its Subsidiaries fails to comply in any material respects with any material permits, licenses, authorizations, approvals, entitlements, accreditations and privileges of any Governmental Authority and with all Law.
(d)    Such Permitted Joint Venture or any of its Subsidiaries fails to preserve, renew or keep in full force and effect (i) its legal existence and qualification as a foreign corporation, limited liability company or partnership in each jurisdiction where it has assets or conducts business or (ii) each permit, license, authorization, approval, entitlement, accreditation, privilege and franchise of any Governmental Authority or otherwise necessary for the proper conduct of its business (including the ownership and the leasing of the JV Real Property), except to the extent such failure could not reasonably be expected to have, either individually or in the aggregate, a Permitted JV Material Adverse Effect.
(e)    Such Permitted Joint Venture or any of its Subsidiaries fails to obtain its own federal employer identification number or file its own individual tax returns; provided that a Permitted Joint Venture may file tax returns on behalf of its consolidated Subsidiaries.
(f)    Such Permitted Joint Venture and its Subsidiaries on a consolidated basis (i) fails to hold itself out to the public as a legal entity separate and distinct from any other Person, (ii) fails to correct any known misunderstanding regarding its status as a separate entity, (iii) fails to conduct and operate its business in its own name and (iv) identifies itself or any of its Affiliates as a division or part of the other.
(g)    Such Permitted Joint Venture or any of its Subsidiaries fails to pay its own liabilities and expenses out of its own funds drawn on its own bank account or subaccounts.
(h)    Any Loan Party who directly owns Equity Interests in such Permitted Joint Venture fails to pledge such Equity Interests to the Administrative Agent for the benefit of the Lender Parties.
(i)    Such Permitted Joint Venture or any of its Subsidiaries is indicted under any criminal statute or a criminal or civil proceeding is commenced against such Permitted Joint Venture or any of its Subsidiaries, pursuant to which statute or proceeding the penalties or remedies sought include forfeiture to any Governmental Authority of a material portion of the property of such Permitted Joint Venture or such Subsidiary.
(j)    The Administrative Agent has not received with respect to such Permitted Joint Venture the deliveries described in Section 7.1.1(a)(iii) or 7.1.1(b)(iii) on or

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before the date set forth in Section 7.1.1(a) or 7.1.1(b), respectively, in each case, to the extent required hereunder.
“JV Land” means all the Domestic land from time to time owned or held by any Permitted Joint Venture in fee simple, together with (a) all buildings, structures and other improvements thereon, (b) all JV Timber located thereon, (c) all roads, bridges and other improvements and fixtures thereon and (d) all other privileges and hereditaments, tenements, appurtenances, easements, rights-of-way and other rights relating, including all development, air and water rights and water stock relating to such land and any strips and gores.
“JV Leasehold Interests” means the rights of any Permitted Joint Venture as lessee or grantee with respect to the JV Timber Leases (including the JV Timber Deeds) including all purchase options, prepaid rents and security deposits relating thereto, together with leasehold improvements and JV Timber with respect thereto.
“JV Minerals” means all mineral substances in, on or under the JV Land.
“JV Real Property” means, collectively, (a) the JV Timberlands and (b) the JV Minerals.
“JV Timber” means any trees of any age, species or condition, whether standing, lying, growing or to be grown, alive or dead and now or hereafter at any time located on the JV Real Property.
“JV Timber Deed” means any timber deed or similar instrument conveying rights in Domestic JV Timber to any Permitted Joint Venture from time to time, together with any replacement or modification thereof.
“JV Timber Lease Termination Proceeds” means the gross cash proceeds received by any Permitted Joint Venture with respect to the termination or other Disposition of any JV Timber Lease.
“JV Timber Leases” means, collectively, the JV Timber Deeds and any other lease, sublease or license of Domestic real estate by any Permitted Joint Venture from time to time, together with any replacement thereof.
“JV Timberlands” means, collectively, the JV Land and the JV Leasehold Interests.
“Land” means all the Domestic land from time to time owned or held by any Landholder in fee simple, together with (a) all buildings, structures and other improvements thereon, (b) all Timber located thereon, (c) all roads, bridges and other improvements and fixtures thereon and (d) all other privileges and hereditaments, tenements, appurtenances, easements, rights-of-way and other rights relating, including all development, air and water rights and water stock relating to such land and any strips and gores.

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“Landholders” means any Subsidiary Guarantor for so long as such Subsidiary Guarantor owns, holds or has any rights in or to any of the Real Property.
“Landlord Estoppel Certificate” means a Landlord Estoppel Certificate, in substantially the form of Exhibit F attached hereto, and executed by landlords of Leasehold Interests. For the avoidance of doubt, Landlord Estoppel Certificates executed and delivered in connection with the 2007 Credit Agreement, 2010 Credit Agreement, 2012 Credit Agreement, 2013 Credit Agreement or Existing Credit Agreement (if any) are included in this definition.
“Large Real Property Disposition” means any single Disposition of Real Property (a) consisting of greater than 2% of the aggregate Value of the Timberlands (calculated as of the date the Net Real Property Disposition Proceeds corresponding to such transaction are received) or (b) which the Borrower reasonably determines does not constitute a Normal Operating Real Property Disposition for purposes of GAAP.
“Law” means, collectively, all applicable constitutions, statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities of any Governmental Authority (including any of the foregoing that relates to zoning and planning, building, subdivision, Environmental Laws, wildlife protection, forest practices, mining, drilling, extraction and reclamation), including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, decisions, judgments, consent decrees, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority or arbitrators in proceedings or actions to which the Person in question is a party or by which it is bound. For the avoidance of doubt, the definition of “Law” shall include FATCA.
“Leasehold Interests” means the rights of any Landholder as lessee or grantee with respect to the Timber Leases (including the Timber Deeds) including all purchase options, prepaid rents and security deposits relating thereto, together with leasehold improvements and Timber with respect thereto.
“Lender” means each of (a) the Persons listed on Schedule II hereto (or as updated from time to time by the Administrative Agent pursuant to the terms hereof), (b) any other Person that shall become party hereto as a Lender pursuant to a joinder agreement executed by the Borrower, the Administrative Agent and such Person, in form and substance reasonably acceptable to each of them, with respect to an Incremental Term Loan Facility, a Revolver Increase or a Multi-Draw Term Loan Increase, and (c) any other Person that shall have become party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless otherwise expressly indicated or unless the context otherwise requires, the term “Lender” shall include any Issuing Lender and the Swingline Lender.
“Lender Party” means, as the context may require, (a) any Affiliate of a Lender where such Affiliate is party to a Rate Protection Agreement to the Borrower or provides any Secured Bank Product to any Loan Party so long as (i) such Lender remains a Lender party to this

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Agreement, (ii) such Affiliate has executed and delivered to the Administrative Agent a letter agreement in form and substance acceptable to the Administrative Agent in its sole discretion pursuant to which such Affiliate appoints the Administrative Agent to act as agent for such Affiliate for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto, appoints such Lender as its agent for all other purposes hereunder or under any other Loan Document, and affirms and ratifies all terms and provisions agreed to by such Lender on its behalf herein or in any other Loan Document, and (iii) such Rate Protection Agreement or Secured Bank Product is permitted under this Agreement, (b) any Lender or (c) the Administrative Agent, together with each of the respective successors, transferees and assigns.
“Letter of Credit” means a Letter of Credit (Revolver) or a Letter of Credit (MDT), as applicable.
“Letter of Credit Liability” means, as to each Letter of Credit, all reimbursement obligations of the Borrower to the issuers of Letters of Credit consisting of (a) the Letter of Credit Usage; and (b) all accrued and unpaid interest, fees, and expenses with respect thereto.
“Letter of Credit (MDT)” is defined in Section 2.1.2(b).
“Letter of Credit (MDT) Sublimit” means $30,000,000; as such amount may be adjusted in accordance with the terms of this Agreement.
“Letter of Credit (Revolver)” is defined in Section 2.1.2(a).
“Letter of Credit (Revolver) Sublimit” means $5,000,000; as such amount may be adjusted in accordance with the terms of this Agreement.
“Letter of Credit Usage” means, as to each Letter of Credit, all reimbursement obligations of the Borrower to the issuer of such Letter of Credit consisting of (a) the amount available to be drawn or which may become available to be drawn; and (b) all amounts which have been paid and made available by an Issuing Lender to the extent not reimbursed by the Borrower, whether by the making of a Loan or otherwise.
“LIBOR” means, for each applicable Interest Period, a fixed annual rate equal to:
(1) (a) the rate of interest determined by the Administrative Agent at which deposits in U.S. dollars for the relevant Interest Period are offered as reported by Bloomberg Information Services (or any successor or substitute service providing rate quotations comparable to those currently provided by such service, as determined by the Administrative Agent from time to time, for the purpose of providing quotations of interest rates applicable to dollar deposits in the London interbank market) (the “Service”) as of 11:00 a.m. (London time) on the day which is two (2) Business Days prior to the first day of such Interest Period, divided by (b) a number equal to 1.0 minus the aggregate (but without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on the day which is two (2) Business Days prior to the

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beginning of such Interest Period for Eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the F.R.S. Board) which are required to be maintained by a member bank of the Federal Reserve System (including, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other Governmental Authority having jurisdiction with respect thereto, as now and from time to time in effect); provided that, (i) in the event the Administrative Agent is not able to determine LIBOR using such methodology, subject to Section 4.15, the Administrative Agent shall notify the Borrower and the Administrative Agent and the Borrower will agree upon a substitute basis for obtaining such quotations, and (ii) the rate calculated in accordance with this clause (1) shall not be less than zero; minus
(2) with respect to the Multi-Draw Term Loans, .063%; and plus or minus, as applicable,
(3) from and after each Reset Date with respect to Term Loans bearing interest at LIBOR, the applicable adjustment to LIBOR with respect to such Loan as calculated and implemented in Section 3.2.4.
“LIBOR Floating Note Rate” means, as of any date, the estimated funding cost (not the actual sale price), including standard underwriting fees, for new farm credit debt securities issued into the primary market based on market observations on such date indicated at approximately 9:30 a.m. Eastern time; provided that such indications represent the Farm Credit Funding Corporation’s best estimate of the cost of new debt issues based on a combination of daily surveys of selected farm credit selling group members (participating bond dealers) and ongoing monitoring of the fixed income markets for actual, recent, primary market issuance by other government-sponsored of similar bonds and notes and pricing within related derivative markets, particularly the interest rate swap market.
“LIBOR Loan” means a Loan accruing interest at LIBOR.
“Lien” means any security interest, mortgage, pledge, hypothecation, collateral, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), security title, charge against or interest in property to secure payment of a debt or performance of an obligation, or other priority or preferential arrangement of any kind or nature whatsoever.
“Loan” means, collectively, the Term Loans, the Multi-Draw Term Loans, the Incremental Term Loans, the Revolving Loans and the Swingline Loans.
“Loan Documents” means, collectively, this Agreement, the Notes, the Letters of Credit, the Security Agreement, the Pledge Agreement, the Guaranty, each Assignment and Assumption, each Account Control Agreement, each Landlord Estoppel Certificate, each Recognition Agreement, each Collateral Assignment of a Material Agreement, each Reaffirmation of Collateral Assignment of a Material Agreement, each Mortgage, each Mortgage Amendment, each Timber Manager Subordination Agreement, each Joinder Agreement, each Extension Amendment, the Fee Letter, any separate letter agreements with respect to fees payable to the Administrative Agent, any Field Servicing Agreements and each other agreement, instrument or document executed and delivered pursuant to or in connection with this Agreement and the other

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Loan Documents, including, without limitation, assignments and reaffirmations of any Loan Document and amendments, supplements and joinders reflecting the Incremental Term Loan Facilities, the Revolver Increase and the Multi-Draw Term Loan Increase.
“Loan Party” means the Borrower, CatchMark Timber, CatchMark Holder and the Subsidiary Guarantors.
“Loan to Value Ratio” means, as of the date of determination, the ratio, expressed as a percentage, of (a) the sum of (i) the outstanding principal amount of the Loans, (ii) the Aggregate Letter of Credit (Revolver) Usage and (iii) the Aggregate Letter of Credit (MDT) Usage to (b) the sum of (i) the Value of the Timberlands and (ii) if no Commitment Termination Event has occurred and is continuing, any Excess Netted Cash in an InvestLine Account subject to the Lien of the Administrative Agent or held by an Account Bank in a deposit account subject to the Lien of the Administrative Agent. For the avoidance of doubt, any transaction that shall require compliance with a specified Loan to Value Ratio shall (1) include in such calculation of Loan to Value Ratio (A) any Excess Netted Cash to be received from the transaction that will be deposited in an InvestLine Account subject to the Lien of the Administrative Agent or held by an Account Bank in a deposit account subject to the Lien of the Administrative Agent and (B) any Real Property to be acquired in such transaction, in each case after giving effect to such transaction and (2) shall exclude in such calculation of Value of the Timberlands (A) any cash consideration to be paid and (B) subject to the thresholds provided in Sections 7.1.11(w) and (x), any Real Property to be Disposed of, in each case after giving effect to such transaction.
“LTC Lease” means the Timber Contract, dated as of June 1, 1956, entered into by and among Gerald B. Saunders, Charlotte A. Saunders, C.V. Saunders, Ruth M. Saunders, J. Frank Alexander, Helen C. Alexander and Alexander Brothers Lumber Company, Inc., as lessors and the predecessors in interest of Timberlands II, as lessee.
“LTC Lease Recognition Agreement” means the LTC Lease Recognition Agreement, dated as of September 28, 2012, by and among the Administrative Agent, Timberlands II and Alexander Brothers Lumber Company both for itself and as the “Managing Representative” for all Sellers (as defined in the LTC Lease) under the LTC Lease.
“LTIP Conversion/Redemption Trigger Event” means the occurrence of any of the following: (i) the outstanding principal amount of all outstanding Loans and all other Obligations has become immediately due and payable and the Administrative Agent provides CatchMark Timber with a written notice declaring such event an LTIP Conversion/Redemption Trigger Event; (ii) the Administrative Agent provides CatchMark Timber with a written notice that the Administrative Agent intends promptly to commence a foreclosure proceeding with respect to the Equity Interests of the Borrower held by CatchMark Timber; or (iii) any Event of Default described in Section 8.1.7 has occurred and the Administrative Agent has not provided CatchMark Timber with a written notice prior to the occurrence of such Event of Default expressly declining to declare such event an LTIP Conversion/Redemption Trigger Event.
“LTIP Plan” is defined in Section 7.2.6(y)(2).

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“Master Stumpage Agreement” means the Master Stumpage Agreement, dated as of the October 9, 2007, among MW, WestRock MWV, LLC (f/k/a MeadWestvaco Corporation), Timberlands II and CatchMark TRS Subsidiary.
“Material Account” means with respect to each Loan Parties, each InvestLine Account and each deposit, securities or commodities account (and all replacement accounts) of such Loan Party, including the Revenue Account and the CatchMark TRS Subsidiary Account, but excluding any Excluded Account of such Loan Party.
“Material Account Collateral” means all of each Loan Party’s right, title and interest in, to and under the following property, whether a Loan Party now has or hereafter acquires ownership or other rights therein, and regardless of where located:
(a)    each Material Account and all cash, checks, drafts, certificates, securities, instruments, investment property, security entitlements, commodity contracts, and other financial assets credited, carried, deposited or held in any Material Account, including, without limitation, all deposits or wire transfers made to any Material Account, and any and all Material Account Collateral;
(b)    any and all amounts or value on deposit in, held in, carried in, or credited to any Material Account that are invested in Cash Equivalent Investments;
(c)    all interest, dividends, cash, instruments and other property from time to time received, receivable, or otherwise payable in respect of, or in exchange for, any or all of the foregoing; and
(d)    to the extent not covered by clauses (i), (ii) or (iii), all “proceeds” (as defined under the U.C.C.) of any or all of the foregoing.
“Material Adverse Effect” means any event or series of events (whether or not related) that has a material adverse effect on:
(a)    the business, assets, operations, properties or financial condition of the Borrower and the other Loan Parties, taken as a whole;
(b)    the ability of the Borrower and the other Loan Parties (taken as a whole) to perform their obligations in accordance with the terms hereof or of any other Loan Document or to pay any of the Obligations in accordance with the terms hereof or of any other Loan Document;
(c)    the value of the Collateral; or
(d)    the legality, validity or enforceability of any Loan Document or the rights and remedies available to the Administrative Agent or the Lenders under any Loan Document.
“Material Agreements” means those agreements that are material to the business or operations of any Loan Party or any Shell Subsidiary, including those agreements identified on

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Item 1.1(b) (“Material Agreements”) of the Disclosure Schedule, all Material Supply Agreements, all Material Timberland Operating Agreements and all Material Transaction Agreements.
“Material Environmental Amount” means an amount payable by the Borrower or any other Loan Party or any Shell Subsidiary in excess of $5,000,000 for remedial costs, compliance costs, compensatory damages, punitive damages, fines, penalties or any combination thereof, in each case with respect to Environmental Laws.
“Material Governmental Approvals” is defined in Section 6.19(b).
“Material Supply Agreement” means any Supply Agreement unless (i) the annual net revenues under such Supply Agreement represents less than 3.0% of the aggregate annual net revenues of the Loan Parties and the Shell Subsidiaries (without duplication) and (ii) the aggregate annual net revenues under all Supply Agreements that have been identified as not being Material Supply Agreements represents less than 6.0% of such aggregate annual net revenues (all as reported in the most recent annual audit reports furnished to the Administrative Agent pursuant to Section 7.1.1(b)).
“Material Threshold” means, as of any date, the greater of (a) $9,000,000 and (b) 1.0% of the Value of the Timberlands as of such date.
“Material Timberland Operating Agreement” means any Timberland Operating Agreement unless (i) the portion of the Timberlands subject to such Timberland Operating Agreement represents less than 1.0% of the total acreage of the Timberlands, and (ii) the portion of the Timberlands subject to all Timberland Operating Agreements that have been identified as not being Material Timberland Operating Agreements represent in the aggregate less than 2.5% of the total acreage of the Timberlands (all as set forth in its most recently filed quarterly report with the SEC, or if no such report is required to be filed, as of such date of determination).
“Material Transaction Agreements” means any Transaction Agreement (other than any Supply Agreement or Timberlands Operating Agreement) unless, as of the date of determination, (a) no party to such Transaction Agreement has any material continuing obligations thereunder or could incur any material liability thereunder, or (b)(i) the portion of the Timberlands subject to such Transaction Agreement has a value as of such date (such value in the case of a lease or other installment payment agreement to be the aggregate net present value of the payment stream) less than the Material Threshold and (ii) the portion of the Timberlands subject to all such Transactions Agreements that have been identified as not being Material Agreements have an aggregate value (such value in the case of a lease or other installment payment agreement to be the aggregate net present value of the payment stream) less than 2.0% of the Value of the Timberlands as of such date; provided that Material Transaction Agreements will not include, and will not be calculated including, any lease or license meeting the requirements set forth in Section 7.2.9(j).
“Maximum Incremental Amount” means, $35,000,000 and shall be permanently reduced by the principal amount of any Revolver Increase, Multi-Draw Term Loan Increase or

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Incremental Term Loan Commitment after the Fifth Amendment Effective Date, determined on the date such Revolver Increase, Multi-Draw Term Loan Increase or Incremental Term Loan Commitment is effective, and, without duplication, by the principal amount of any Incremental Term Loan, determined on the initial funding date of such Incremental Term Loan.
“Maximum Rate” is defined in Section 4.7(d).
“Mineral Activity” is defined in Section 7.2.18(c).
“Mineral Agreements” is defined in Section 7.2.18(c)(ii).
“Minerals” means all mineral substances in, on or under the Land.
“Minimum Collateral Amount” means, at any time (a) with respect to Cash Collateral consisting of cash or deposit account or credit balances, an amount equal to 103% of the Fronting Exposure of all Issuing Lenders with respect to Letters of Credit issued and outstanding at such time, (b) an amount equal to 103% of the Fronting Exposure of the Swingline Lender with respect to Swingline Loans issued and outstanding at such time and (c) in other cases, an amount determined by the Administrative Agent, the Swingline Lender and the Issuing Lenders in their sole discretion.
“Modified Permitted JV Value of the Timberlands” means, for each Permitted Joint Venture (First-Tier) and its Subsidiaries on a consolidated basis, as of the date of determination, the result of (a) the Equity Value of such Permitted Joint Venture (First-Tier) and its Subsidiaries on a consolidated basis, multiplied by (b) the percentage corresponding to the Permitted Joint Venture LTV of such Permitted Joint Venture (First-Tier) and its Subsidiaries on a consolidated basis set forth in the table below:

Permitted Joint Venture LTV	Percentage
Less than or equal to 35%	65%
Greater than 35% but less than 50%	35%
Greater than or equal to 50%	0%
; provided that, notwithstanding the foregoing but subject to Section 7.1.20, if and for so long as any of the JV Credit Conditions occurs and is continuing with respect to any Permitted Joint Venture (First-Tier) or any of its Subsidiaries, such Permitted Joint Venture (First-Tier) and its Subsidiaries shall contribute $0 to the Modified Permitted JV Value of the Timberlands.
“Moody’s” means Moody’s Investors Service, Inc.
“Mortgage” means collectively, any mortgage, deed of trust, or similar instrument granting a security interest by any Subsidiary Guarantors in favor of the Administrative Agent, for the benefit of the Lender Parties, securing any of the Obligations, in form and content acceptable to the Administrative Agent in its sole discretion; as amended by any applicable Mortgage Amendment.

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“Mortgage Amendments” means collectively, any amendment, restatement, supplement, extension, or other modification to any mortgage, deed of trust or similar instrument granting a security interest by the applicable Subsidiary Guarantor in favor of the Administrative Agent, for the benefit of the Lender Parties securing any of the Obligations, in form and content acceptable to the Administrative Agent in its sole discretion, executed and delivered by the applicable Subsidiary Guarantor.
“Multi-Draw Term Loan” is defined in Section 2.1.1(f)(i).
“Multi-Draw Term Loan Availability Period” is defined in Section 2.1.1(f)(i).
“Multi-Draw Term Loan Commitment” is defined in Section 2.1.1(f)(i).
“Multi-Draw Term Loan Commitment Amount” means, for each Lender, the amount set forth opposite such Lender’s name on Part III of Schedule II attached hereto (or as updated from time to time by the Administrative Agent pursuant to the terms hereof), in a joinder reflecting any Multi-Draw Term Loan Increase or in an Assignment and Assumption, as such amount is reduced from time to time pursuant to Section 3.1.1(b) or otherwise.
“Multi-Draw Term Loan Commitment Fee” is defined in Section 3.4.
“Multi-Draw Term Loan Commitment Termination Date” means the earliest of (a) the Stated Maturity Date, (b) the date on which the Multi-Draw Term Loan Commitment Amount is terminated in full or reduced to zero pursuant to Sections 3.1.1(b), Section 8.2 or Section 8.3 or otherwise and (c) the date on which any Commitment Termination Event occurs. Upon the occurrence of any event described above, the Multi-Draw Term Loan Commitments shall terminate automatically and without any further action.
“Multi-Draw Term Loan Increase” means an increase in the Multi-Draw Term Loan Commitment Amount during the Multi-Draw Term Loan Availability Period and in the aggregate of up to the Maximum Incremental Amount; provided that, (a) the Borrower gives the Administrative Agent at least thirty (30) days’ prior written notice (or such shorter period of time as the Administrative Agent may agree to in its sole discretion); (b) no Default or Event of Default shall have occurred and be continuing or would be reasonably expected to result after giving Pro Forma Effect to such increase in the Multi-Draw Term Loan Commitment Amount; (c) the Borrower shall deliver a Compliance Certificate to the Administrative Agent evidencing compliance with the financial covenants set forth in Section 7.2.4 after giving Pro Forma Effect to any Multi-Draw Term Loan Increase; (d) the aggregate of any original issue discount or upfront fees applicable to any such Multi-Draw Term Loan Increase shall not be more than 1% of the principal amount of such Multi-Draw Term Loan Increase; (e) the Borrower has executed and delivered any Notes requested under Section 2.2 regarding such Multi-Draw Term Loan Increase; and (f) the Borrower shall have delivered any modifications or additional Real Property Documents as the Administrative Agent shall have requested in its sole discretion pursuant to such Multi-Draw Term Loan Increase.

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“Multi-Draw Term Loan Lender” means each Lender with a Multi-Draw Term Loan Commitment or holding Multi-Draw Term Loans as designated on Schedule II hereto (or as updated from time to time by the Administrative Agent pursuant to the terms hereof), in a joinder reflecting any Multi-Draw Term Loan Increase or in an Assignment and Assumption.
“Multi-Draw Term Note” means a promissory note of the Borrower that is payable to any Multi-Draw Term Loan Lender, substantially in the form of Exhibit A-6 attached hereto, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Multi-Draw Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.
“Multiemployer Plan” means an employee benefit plan as defined in Section 3(37) or 4001(a)(3) of ERISA.
“MW” means WestRock Coated Board, LLC, a Delaware limited liability company (f/k/a MeadWestvaco Coated Board, Inc., a Delaware corporation, and its successor by merger MeadWestvaco Coated Board, LLC, a Delaware limited liability company, as applicable).
“MW Supply Agreements” means, collectively, the Master Stumpage Agreement and the Fiber Supply Agreement.
“Net Permitted Joint Venture Disposition Proceeds” means the result of (a) the gross cash proceeds received by the Borrower or any other Loan Party with respect to the Disposition of any of the Equity Interests of any Permitted Joint Venture, including any cash payments received by way of a deferred payment of principal pursuant to a permitted note or installment receivable or otherwise, but only when and as received, minus (b) (i) all reasonable and customary fees and out-of-pocket transaction costs and expenses actually paid in cash by the Borrower or any other Loan Party in connection with such Disposition which fees, costs and expenses have not been paid to a Loan Party or an Affiliate of a Loan Party and (ii) all taxes actually paid or reasonably estimated by the Borrower (determined in good faith by a Financial Officer) to be payable in cash for the same Fiscal Year with respect to such Disposition.
“Net Real Property Disposition Proceeds” means the result of (a) the gross cash proceeds received by the Borrower or any other Loan Party with respect to the Disposition of any of the Real Property (other than the sale of Timber in accordance with Section 7.1.11(m) and the termination of Timber Leases in accordance with Section 7.1.11(x)) from any Person that is not a Loan Party, including any cash payments received by way of a deferred payment of principal pursuant to a permitted note or installment receivable or otherwise, but only when and as received, minus (b) (i) all reasonable and customary fees and out-of-pocket transaction costs and expenses actually paid in cash by the Borrower or any other Loan Party in connection with such Disposition which fees, costs and expenses have not been paid to a Loan Party or an Affiliate of a Loan Party and (ii) all taxes actually paid or reasonably estimated by the Borrower (determined in good faith by a Financial Officer) to be payable in cash for the same Fiscal Year with respect to such Disposition.

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“Non-Consenting Lender” means (a) any Lender that does not approve any consent, waiver or amendment that (i) requires the approval of the affected Lender in accordance with the terms of Section 11.1 and (ii) has been approved by the Required Lenders and (b) any Non-Extending Lender with respect to any requested extension of a credit facility for which the total Commitments and the outstanding principal amount of the Loans of the Lenders that have agreed to extend the Existing Stated Maturity Date of such credit facility and of the Commitments of the Additional Commitment Lenders is equal to the aggregate amount of the Commitments and the outstanding principal amount of the Loans of such credit facility.
“Non-Defaulting Lender” means, at any time, each Lender that is a not a Defaulting Lender at such time.
“Non-Extending Lender” is defined in Section 3.6.2.
“Non-Recourse” means, with respect to any Unrestricted Timber Transaction, that none of the Loan Parties other than CatchMark Timber, none of the Subsidiaries of any of the Loan Parties, none of the Permitted Joint Ventures (a) has made or will make any Investment with respect to such Unrestricted Timber Transaction or any Unrestricted Timber Subsidiary; (b) has any liability (including any Contingent Liability) with respect to the Indebtedness or other obligations with respect to such Unrestricted Timber Transaction or any Unrestricted Timber Subsidiary; or (c) is a party or otherwise subject to any agreement or arrangement with respect to such Unrestricted Timber Transaction or any Unrestricted Timber Subsidiary.
“Normal Operating Real Property Disposition” means any Disposition (or series of related Dispositions) of Real Property consisting of up to 2% of the aggregate Value of the Timberlands (calculated as of the date the Net Real Property Disposition Proceeds corresponding to such transaction are received).
“Note” means, as the context may require, a Revolving Note, a Swingline Note, a Term A-1 Loan Note, a Term A-2 Loan Note, a Term A-3 Loan Note, a Term A-4 Loan Note, a Multi-Draw Term Note, or any notes evidencing any Incremental Term Loan Commitment or Incremental Term Loans as provided in the amendment or supplement to this Agreement establishing such Incremental Term Loan Facility.
“Notice Date” is defined in Section 3.6.2.
“Obligations” means (a) all obligations (monetary or otherwise) of the Borrower and each other Loan Party arising under or in connection with this Agreement and each other Loan Document, including principal, interest (including post-default interest and interest accruing after the commencement of any proceeding under any Debtor Relief Laws referred to in Section 8.1.7, whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding), reimbursement obligations, fees, indemnities, costs and expenses (including the reasonable fees and disbursements of counsel to the Administrative Agent and each Lender required to be paid by the Borrower pursuant to this Agreement and the other Loan Documents) that are owing under this Agreement and the other Loan Documents, (b) all obligations of the Borrower under any Rate Protection Agreements between the Borrower and any Lender Party, and (c) all

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obligations of any Loan Party to any Lender Party arising under any document or agreement relating to or on account of any Secured Bank Product; in each case, whether now existing or hereafter incurred, direct or indirect, absolute or contingent, and due or to become due; provided, however, in each case, Excluded Swap Obligations of any Loan Party shall in any event be excluded from “Obligations” owing by such Loan Party.
“Off-Balance Sheet Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease or (b) an agreement for the use of property or sale of assets that create obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, could be characterized as Indebtedness of such Person (without regard to accounting treatment).
“One-Month LIBOR” is defined in the definition of “Base Rate.”
“Organizational Document” means, with respect to any Loan Party, Shell Subsidiary, Timber Manager, or Permitted Joint Venture, its articles or certificate of incorporation, organization or formation (or similar documents in the context of a division), partnership agreement, operating agreement, by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its authorized Equity Interests.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned any interest in any Loan or Loan Documents).
“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 4.5).
“Participant” is defined in Section 11.11(d).
“Participant Register” is defined in Section 11.11(d).
“Payment Recipient” is defined in Section 11.20.
“Pension Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Loan Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

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“Percentage” means, relative to any Lender, the percentage set forth opposite the name of such Lender (i) on Schedule II hereto, (ii) in a duly executed Assignment and Assumption, as such percentage may be adjusted from time to time pursuant to each Assignment and Assumption executed and delivered pursuant to Section 11.11 or pursuant to Section 4.12 or otherwise, (iii) in any duly executed joinder pursuant to which such Person is joined to this Agreement as a Lender as provided in Section 2.1.1(b) with respect to any Incremental Term Loan Facility, in Section 2.1.1(c)(ii)(A) with respect to any Revolver Increase, and in Section 2.1.1(f)(iv)(A) with respect to any Multi-Draw Term Loan Increase, or (iv) on an updated Schedule II to this Agreement delivered from time to time by the Administrative Agent pursuant to Section 2.2(d) reflecting any Incremental Term Loan Facilities permitted by Section 2.1.1(b), any Revolver Increase permitted by Section 2.1.1(c)(ii), or any Multi-Draw Term Loan Increase permitted by Section 2.1.1(f)(iv). For the avoidance of doubt, (1) each Revolving Lender’s Percentage of any Letter of Credit Usage (with respect to any Letters of Credit (Revolver)) and of any Swingline Loans shall be determined by such Revolving Lender’s Percentage of the aggregate Revolving Loan Commitments, and (2) each Multi-Draw Term Loan Lender’s Percentage of any Letter of Credit Usage (with respect to any Letter of Credit (MDT)) shall be determined by such Multi-Draw Term Loan Lender’s Percentage of the aggregate Multi-Draw Term Loan Commitments.
“Permitted Escrow Amount” means an amount not to exceed at any time in the aggregate 7% of the aggregate purchase price, lease payments or other consideration with respect to any transaction or series of transactions.
“Permitted Joint Venture” means (i) a Joint Venture (a) that is Domestic, (b) whose primary business is and will at all times remain (prior to the dissolution and termination of such Joint Venture) the acquisition, ownership, holding and Disposition of JV Real Property, incidental personal property related thereto and proceeds thereof, the operation and management of JV Real Property, including the selling and harvesting of JV Timber by such Joint Venture or by others pursuant to JV Timber rights granted by such Joint Venture and the transacting of any and all lawful business under the laws of the state of the Joint Venture’s organization that is incidental, necessary and appropriate to accomplish the foregoing; (c) the Loan Parties and their Subsidiaries shall not own, directly or indirect, more than 50% of the Equity Interests of any Permitted Joint Venture on a fully diluted basis; and (d) whose Organizational Documents comply with Section 7.3.10; and (ii) a Subsidiary of a Permitted Joint Venture, provided that such Subsidiary satisfies clauses (a) through (c) of clause (i) of this definition.
“Permitted Joint Venture (First-Tier)” means any Permitted Joint Venture whose Equity Interests are directly owned in whole or in part by any Loan Party.
“Permitted Joint Venture (Landholder)” means any Permitted Joint Venture who owns, holds, or has any rights in or to any of the JV Real Property. For the avoidance of doubt, a Permitted Joint Venture (Landholder) may be a Permitted Joint Venture (First-Tier) or a Permitted Joint Venture (Lower-Tier).

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“Permitted Joint Venture (Lower-Tier)” means any Permitted Joint Venture whose Equity Interests are owned in whole or in part by a Permitted Joint Venture or a Permitted JV Investment Subsidiary and none of whose Equity Interests are directly owned by any Loan Party.
“Permitted Joint Venture Investment Certificate” means a Permitted Joint Venture Investment Certificate duly executed by an Authorized Officer of the Borrower, substantially in the form of Exhibit I attached hereto, together with any changes thereto as the Administrative Agent and Borrower may mutually agree are necessary and appropriate.
“Permitted Joint Venture Investment Documentation” means, with respect to any Loan Party’s Investment in any Permitted Joint Venture directly, or indirectly through a Permitted JV Investment Subsidiary, all of the following (except to the extent made a post-closing delivery, waived or not requested, as applicable, by the Administrative Agent in its sole discretion), each of which shall be in form and substance acceptable to the Administrative Agent in its sole discretion:
(a)    a fully executed Permitted Joint Venture Investment Certificate and all deliverables referenced in such certificate required to be delivered in connection with the Investment in such Permitted Joint Venture;
(b)    if requested by the Administrative Agent in its sole discretion, calculations set forth in the Permitted Joint Venture Investment Certificate evidencing that before and after giving Pro Forma Effect to the Loan Party’s Investment in such Permitted Joint Venture, (A) the Loan to Value Ratio does not exceed the applicable maximum percentage set forth in Section 7.2.5(a)(vii), and (B) no Default or Event of Default shall have occurred and be continuing or would be reasonably expected to result therefrom;
(c)    in the case of any Permitted Joint Venture (First-Tier) whose Equity Interests are certificated or any Permitted JV Investment Subsidiary, original certificates evidencing all of the issued and outstanding shares of capital stock and other Equity Interests of such Permitted Joint Venture (First-Tier) owned by any Loan Party or all of the Equity Interests of such Permitted JV Investment Subsidiary, in each case, pursuant to the terms of the Pledge Agreement, which certificates shall be accompanied by undated stock and other powers duly executed in blank by each relevant pledgor;
(d)    in the case of any Permitted Joint Venture (First-Tier) or Permitted JV Investment Subsidiary, evidence of completion of all other actions, reasonably requested by the Administrative Agent, in order to perfect its first priority security interest in the Equity Interests of or other Investment in such Permitted Joint Venture (First-Tier) or Permitted JV Investment Subsidiary, as applicable;
(e)    in the case of any Permitted Joint Venture (First-Tier), Permitted JV Investment Subsidiary, or Shell Subsidiary, if requested by the Administrative Agent, search reports certified by a party acceptable to the Administrative Agent, dated a date

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reasonably near (but prior to unless otherwise consented to by the Administrative Agent in its sole discretion) the date of the applicable Investment, listing all effective U.C.C. financing statements, federal and state tax Liens, and judgment Liens which name the direct owners of such Permitted Joint Venture (First Tier) or which name such Permitted JV Investment Subsidiary and its direct owners or such Shell Subsidiary and its direct owners, if applicable, as the debtor, and which are filed in such jurisdictions as the Administrative Agent may reasonably request, together with copies of such financing statements;
(f)    (A) a full, complete and correct copy of the Investment Allocation Policy, if any, as in effect and (B) certification from a Financial Officer of the Borrower in the Permitted Joint Venture Investment Certificate that such Investment in a Permitted Joint Venture or Permitted JV Investment Subsidiary is in compliance with any Investment Allocation Policy;
(g)    at least five (5) Business Days prior to the Loan Party’s Investment in such Permitted Joint Venture, the Lenders shall have received all documentation and other information requested by (or on behalf of) any Lender in order to comply with requirements of Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions; and
(h)    all other reasonable and timely requests of the Administrative Agent that the Administrative Agent and Borrower mutually agree are necessary and appropriate with respect to such Permitted Joint Venture, Permitted JV Investment Subsidiary, or Shell Subsidiary, such Loan Party’s Investment in such Permitted Joint Venture, Permitted JV Investment Subsidiary, or Shell Subsidiary, or the transactions related thereto.
“Permitted Joint Venture LTV” mean, for each Permitted Joint Venture (First-Tier), as of the date of determination, the ratio, expressed as a percentage, of (a) the sum of (i) all Indebtedness pursuant to clauses (a), (b) and (c) of the definition thereof of such Permitted Joint Venture (First-Tier) and its Subsidiaries on a consolidated basis and, without duplication, all Contingent Liabilities of such Permitted Joint Venture (First-Tier) and its Subsidiaries on a consolidated basis in respect of any of the foregoing and (ii) all delinquent income and other Taxes, assessments or charges imposed by any Governmental Authority upon it or upon its property, to (b) the Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries on a consolidated basis.
“Permitted JV Investment Subsidiary” means any wholly-owned, direct, Domestic Subsidiary of any Loan Party so designated by prior written notice to the Administrative Agent by the Borrower; provided that, (a) no such Subsidiary shall own, hold, acquire or otherwise have any rights in any Equity Interests of any Person other than a Permitted Joint Venture (Lower-Tier) and a Person qualifying as a Shell Subsidiary under clause (a) of the definition thereof; (b) (i) no such Subsidiary shall own, hold, acquire or otherwise have any rights in any InvestLine Account or securities, deposit or commodities accounts other than (A) accounts with

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an aggregate daily balance and inter-daily balance for all such accounts of all such Subsidiaries of less than $50,000 at all times and (B) accounts holding any Credit Support amount not in excess of the Permitted Escrow Amount, (ii) the aggregate capital contributions to or capital accounts or balances of all such Subsidiaries shall be less than the sum of (A) $50,000 in the aggregate at all times and (B) any Credit Support amount not in excess of the Permitted Escrow Amount, and (iii) the aggregate fair market or book value of all assets owned or held by or otherwise subject to any rights of any such Subsidiaries shall be less than the sum of (A) $50,000 in the aggregate at all times and (B) any Credit Support amount not in excess of the Permitted Escrow Amount; provided that, with respect to clauses (i), (ii), and (iii), for not more than five (5) Business Days (or such longer period of time as the Administrative Agent may approve in its sole discretion) prior to the date on which the Borrower reasonably believes that an Investment permitted by Section 7.2.5(vii) will be consummated, the aggregate account balances, capital contributions and value of assets of the applicable Permitted JV Investment Subsidiary may be in such amounts as would be consistent with such Investment and subject to limitations of such Investment; (c) other than as permitted by Section 7.2.2(g) or (h), no Loan Party or Subsidiary of any Loan Party shall create, incur, assume or suffer to exist or otherwise become liable in respect of any Indebtedness or Contingent Liability owed to or on behalf of any such Permitted JV Investment Subsidiary or any of its Subsidiaries, and (d) all such Subsidiaries shall either be (i) converted into a Permitted Joint Venture (First-Tier) or (ii) joined to the Loan Documents as a Subsidiary Guarantor, in each case, within the earlier of (x) 90 days of the date such Subsidiary was established or otherwise acquired or created by division by any Loan Party (or such later date as the Administrative Agent may agree in its sole discretion) and (y) the consummation of the transaction associated with any Credit Support held by, credited to or issued for the account of such Permitted JV Investment Subsidiary or any of its Subsidiaries (or such longer period of time as Administrative Agent may approve in its sole discretion).
“Permitted JV Material Adverse Effect” means any event or series of events (whether or not related) that has a material adverse effect on:
(a)    the business, assets, operations, properties or financial condition of the Borrower and the other Loan Parties, taken as a whole; or
(b)    the Permitted JV Value of the Timberlands of any Permitted Joint Venture.
    “Permitted JV Value of the Timberlands” means, for each Permitted Joint Venture (First-Tier), with respect to its JV Real Property and the JV Real Property of any of its Subsidiaries, the appraised value thereof as determined by the most recently delivered appraisals or appraisal updates or report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries pursuant to Section 7.3.6 or Section 7.3.7; provided, however, that such value shall be reduced upon one or more Dispositions of JV Real Property in the aggregate in excess of 1.5% of the aggregate Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries on a consolidated basis since the most recently delivered appraisal or appraisal update or report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its

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Subsidiaries pursuant to Section 7.3.6 or Section 7.3.7 and may be increased upon one or more acquisition of any JV Real Property in the aggregate in excess of 1.5% of the aggregate Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries on a consolidated basis since the most recently delivered appraisal or appraisal update or report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries pursuant to Section 7.3.6 or Section 7.3.7, in each case, as such value is calculated and reported on behalf of such Permitted Joint Venture in accordance with Section 7.3.6 and Section 7.3.7.
“Person” means any natural person, corporation, limited liability company, trust, Joint Venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means each “employee benefit plan” (as defined in Section 3(3) of ERISA) that is maintained, sponsored or contributed to by the Borrower, any other Loan Party, or any of their Subsidiaries, or to which the Borrower, any other Loan Party, or any of their Subsidiaries has or may incur any liability or obligation.
“Platform” has the meaning assigned to such term in Section 11.2(c).
“Pledge Agreement” means that certain Fourth Amended and Restated Pledge Agreement, dated as of the date hereof, made by the Borrower and each Guarantor party thereto from time to time in favor of the Administrative Agent for the benefit of itself and each other Lender Party.
“Pledged Account” means any InvestLine Account or any bank, securities or commodity account of any of the Loan Parties provided that such bank, securities, or commodity account is at an Account Bank and is subject to an Account Control Agreement.
“PLM Leases” means those Timber Leases labeled as such on Item 1.1(c) of the Disclosure Schedule (“PLM Leases”).
“Pro Forma Effect” means, with respect to the calculation or determination of any test, ratio, basket, condition or covenant under this Agreement or any other Loan Document, as of any date, that pro forma effect will be given to all acquisitions, Dispositions, Investments, issuances, incurrences and repayments of Indebtedness, distributions and other transactions, in each case that have occurred following the conclusion of the period for which such test, ratio, basket, condition or covenant is being calculated, but prior to or substantially concurrently with the event for which such pro forma calculation or determination is being made.  All such pro forma calculations shall be made in good faith by a Financial Officer of the Borrower and shall be reasonably acceptable to the Administrative Agent and for purposes of making any such computation with respect to the Fixed Charge Coverage Ratio, such ratio shall be calculated using the most recent four Fiscal Quarters for which a Compliance Certificate has been delivered pursuant to Section 7.1.1.
“PTE” means a prohibited transaction exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

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“QFC” is defined in Section 11.26.
“QFC Credit Support” is defined in Section 11.26.
“QRS Subsidiary” means any Subsidiary of CatchMark Timber that is treated as a disregarded entity or pass-through entity for Federal income tax purposes, with all items of income, gain, loss and expense of each such Person (other than any such items allocable to “LTIP Units” and “Common Units” issued in connection with the conversion of “LTIP Units” in accordance with and as defined in the LTIP Plan and the Borrower’s partnership agreement and issued in compliance with Section 7.2.6(z)) being treated as though earned or incurred by CatchMark Timber.
“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party (a) that has total assets exceeding $10,000,000 at the time any guaranty of or any granting of a security interest to secure obligations under such Swap Obligation becomes effective or (b) that otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Quarterly Payment Date” means the first day of each April, July, October and January, or, if any such day is not a Business Day, the next succeeding Business Day.
“Rate Protection Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreements.
“Reaffirmation of Collateral Assignment of Material Agreement” means each Reaffirmation of Collateral Assignment of Material Agreement, in form and substance reasonably satisfactory to the Administrative Agent, executed by each relevant Loan Party and other Persons that are parties to the Collateral Assignment of Material Agreement which is the subject of such Reaffirmation of Collateral Assignment of Material Agreement. For the avoidance of doubt, Reaffirmations of Collateral Assignment of Material Agreements executed and delivered in connection with the 2007 Credit Agreement, 2010 Credit Agreement, 2012 Credit Agreement, 2013 Credit Agreement or the Existing Credit Agreement are included in this definition.

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“Reaffirmation of Recognition Agreement” means each reaffirmation of each Recognition Agreement, in form and substance reasonably satisfactory to the Administrative Agent, executed by each relevant Loan Party and other Persons that are parties to the Recognition Agreement which is the subject of such reaffirmation.
“Reaffirmation of Timber Manager Subordination Agreement” means each Reaffirmation of Timber Manager Subordination Agreement, in form and substance reasonably satisfactory to the Administrative Agent, executed by each relevant Loan Party and other Persons that are parties to the Timber Manager Subordination Agreement which is the subject of such Reaffirmation of Timber Manager Subordination Agreement.
“Real Property” means, collectively, (a) the Timberlands and (b) the Minerals.
“Real Property Documents” means, with respect to the acquisition of any Real Property on or after the Effective Date, all of the following (except to the extent made a post-closing delivery by the Administrative Agent in its sole discretion or waived by the Administrative Agent in its sole discretion), each of which shall be in form and substance acceptable to the Administrative Agent in its sole discretion:
(a)    all Transaction Documents relating to such additional Real Property, including all Timber Leases relating thereto;
(b)    a Collateral Assignment of any Material Agreements relating to such additional Real Property, duly executed by the applicable Loan Parties and the relevant third-parties to the material Transaction Documents;
(c)    a Landlord Estoppel Certificate relating to such additional Real Property, if applicable;
(d)    a duly executed, first-priority Mortgage or Mortgage Amendment given by the applicable Subsidiary Guarantor regarding the additional Real Property (subject, in the case of non-possessory security interests only, to Liens permitted by Section 7.2.3) and, to the extent requested by the Administrative Agent in its sole discretion, the existing Real Property constituting Collateral;
(e)    evidence that all necessary U.C.C. financing statements relating to the additional Real Property naming the applicable Subsidiary Guarantor as the debtor and the Administrative Agent as the secured party have been properly filed in the same offices where the applicable Mortgage or Mortgage Amendment is filed;
(f)    either (i) an endorsement to the applicable existing mortgagee’s title insurance policies covering the additional Real Property, which shall (A) be issued at ordinary rates; (B) extend the effective date of each such policy to the date of the applicable Mortgage Amendments, (C) confirm no change in the first priority Lien and security interest in favor of the Administrative Agent for the benefit of the Lender Parties, except for changes acceptable to the Administrative Agent; and (D) be issued directly by the title insurance company who issued the

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original title insurance policy; or (ii) a mortgagee’s title insurance policy or marked up unconditional commitment for such insurance, in each case, for the additional Real Property, which shall (A) be in an amount satisfactory to the Administrative Agent; (B) be issued at ordinary rates; (C) insure that each Mortgage and Mortgage Amendment insured thereby creates a valid first priority Lien and security interest in the additional Real Property free and clear of all Liens, except for such Liens as are acceptable to the Administrative Agent; (D) name the Administrative Agent for the benefit of itself and the other Lender Parties, as the insured thereunder; (E) be in the form of ALTA Loan Policy - 2006 Form B (or equivalent policies), if available; (F) contain such endorsements and affirmative coverage as the Administrative Agent may require, including without limitation (to the extent applicable with respect to the additional Real Property and available in the jurisdiction in which such additional Real Property is located), the following: variable rate endorsement; survey same as map endorsement; comprehensive endorsement; first loss, last dollar and tie-in endorsement; access coverage; separate tax parcel coverage; usury; doing business; subdivision; environmental protection lien; CLTA 119.2; and such other endorsements as the Administrative Agent shall require, including endorsements in order to provide insurance against specific risks identified by the Administrative Agent in connection with such additional Real Property and (G) be issued directly by a title insurance company acceptable to the Administrative Agent and with such co-insurance and reinsurance as may be required by the Administrative Agent;
(g)    to the extent requested by the Administrative Agent in its reasonable discretion, an endorsement to each of the existing mortgagee’s title insurance policies regarding the existing Real Property constituting Collateral;
(h)    evidence satisfactory to the Administrative Agent that all premiums in respect of each such endorsement, policy or commitment, all charges for mortgage recording and similar taxes, and all related expenses, if any, have been paid by the Loan Parties;
(i)    a copy of (i) all documents referred to, or listed as exceptions to title in, the title endorsements, policies or commitments referred to above and (ii) all other material documents affecting the additional Real Property, including all building, construction, environmental and other permits, licenses, franchises, approvals, consents, authorizations and other approvals required in connection with the construction, ownership, use, occupation or operation of the additional Real Property;
(j)    evidence of the insurance coverage (together with endorsements thereto) required to be maintained pursuant to Section 7.1.4 with respect to such additional Real Property by this Agreement, the applicable Mortgage, Mortgage Amendments or any other Loan Document;
(k)    if requested by the Administrative Agent in its reasonable discretion, a survey regarding the additional Real Property certified to Administrative Agent meeting such standards as Administrative Agent may reasonably establish;
(l)    evidence that the Loan Parties have taken all actions required under the Flood Laws and/or requested by the Administrative Agent to assist in ensuring that each Lender

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is in compliance with the Flood Laws applicable to the Collateral, including obtaining a flood insurance policy concerning such additional Real Property if required by Law;
(m)    (i) an environmental questionnaire of the Administrative Agent with respect to such additional Real Property, (ii) to the extent required by Section 7.1.6(b), a report of an environmental consultant with respect to such additional Real Property and (iii) satisfactory evidence that all environmental matters, if any, have been remediated;
(n)    if requested by the Administrative Agent in its sole discretion, an appraisal with respect to the additional Real Property from a nationally recognized forestry appraisal firm;
(o)    if requested by the Administrative Agent in its sole discretion supplements to the Items of the Disclosure Schedules and supplements to the schedules to the Security Agreement, as applicable;
(p)    if requested by the Administrative Agent in its sole discretion, a supplement to the most recently delivered Harvest Plan with respect to the additional Real Property;
(q)    legal opinions, dated on or about the date of the Mortgage or Mortgage Amendment and addressed to the Administrative Agent and all the Lenders, from legal counsel for the Borrower, regarding the instruments, documents, agreements and filings described in clauses (b), (d) and (e) of this definition;
(r)     (i) search reports certified by a party acceptable to the Administrative Agent, dated a date reasonably near (but prior to) the date of the Mortgage or Mortgage Amendment, listing all effective U.C.C. financing statements, fixture filings, federal and state tax Liens, judgment Liens and other Liens relevant to the additional Real Property (including the Timber) which name the seller, landlord or prior owners as the debtor, and which are filed in such jurisdictions as the Administrative Agent may reasonably request, together with copies of such financing statements and (ii) evidence that all Liens in respect of any Indebtedness secured by such additional Real Property have been released;
(s)     evidence that all required consents and approvals shall have been obtained and be in full force and effect with respect to the transactions contemplated by the Real Property Documents from (i) all relevant Governmental Authorities and (ii) any other Person whose consent or approval is necessary or the Administrative Agent deems appropriate to effect such transactions; and
(t)     all other reasonable requests of the Administrative Agent made with respect to such additional Real Property (including the Timber) or the transactions related thereto.
Notwithstanding the above,

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(1)     if such additional Real Property is acquired without the use of any proceeds of any Loan, clauses (b), (c), and (q) through (t) of the definition of “Real Property Documents” shall be delivered to the extent requested by the Administrative Agent in its reasonable discretion;
(2)     if such additional Real Property is acquired (or subsequently designated in accordance with the terms hereof) as Unsecured Real Property, to the extent requested by the Administrative Agent in its sole discretion, only clauses (r) and (t) of the definition of “Real Property Documents” shall be delivered; and
(3)     if such Real Property is acquired with the proceeds of a Revolver Real Property Acquisition Loan (whether or not such Revolver Real Property Acquisition Loan has been repaid with the proceeds of Multi-Draw Term Loans or Incremental Term Loans) and if such Real Property is not Unsecured Real Property, the Administrative Agent shall accept delivery of one or more of the Real Property Documents described in clauses (b), (d), (e), (f), (g), (h), (i)(i), (k), and (q) on a date after the closing of the acquisition of such Real Property; provided that, unless delivery of such Real Property Document is waived by the Administrative Agent in its sole discretion, each such Real Property Document shall be delivered within 90 days (or such longer period of time as the Administrative Agent may approve in its sole discretion) of the closing of such acquisition.
“Recipient” means (a) the Administrative Agent, (b) any Lender, and (c) any Issuing Lender, as applicable.
“Recognition Agreement” means, collectively, the Recognition Agreement (Fiber Supply Agreement) and the Recognition Agreement (Master Stumpage Agreement), each dated on or about the date of the 2010 Credit Agreement, the LTC Lease Recognition Agreement dated on or about the date of the 2012 Credit Agreement, the Estoppel and Recognition Agreement, dated as of April 2014, by Georgia Biomass, LLC, Timberlands II, CatchMark TRS Subsidiary, and the Administrative Agent, the Estoppel and Recognition Agreement, dated as of June 6, 2016, by International Paper, FIATP Parent, LLC, FIATP SSF Parent LLC, FIATP SSF Timber LLC, and FIATP Timber LLC to and for the benefit of the Administrative Agent and CatchMark Timber, the Estoppel and Recognition Agreement, dated as of October 19, 2017, by International Paper to and for the benefit of the Administrative Agent and CatchMark Timber, and each other recognition agreement, by any other Person for the benefit of the relevant Loan Parties and the Administrative Agent, in form and substance acceptable to the Administrative Agent in its sole discretion.
“Register” is defined in Section 11.11(c).
“REIT Status” is defined in Section 7.2.6(x).
“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, members, directors, officers, employees, shareholders, principals, agents and advisors of such Person and of such Person’s Affiliates.

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“Release” means a “release” or “threatened release” as such terms are defined in CERCLA, including any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material into the indoor or outdoor environment, including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Materials or pollutants or contaminants.
“Release Parcel” is defined in Section 7.1.11(n).
“Removal Effective Date” is defined in Section 10.6(b).
“Required Insurance” is defined in Section 7.1.4(e).
“Required Lenders” means, at the time any determination thereof is to be made, at least two (to the extent more than one Lender or Voting Participant holds Commitments or Loans under the applicable facility) Lenders (including Voting Participants) who are not Defaulting Lenders and who hold in the aggregate more than 50% of the sum of (a) the then aggregate unused Commitments plus (b) the then aggregate outstanding principal amounts of all Loans; provided, however, CoBank and CoBank, FCB, acting alone, shall not constitute “Required Lenders” to the extent more than one other Lender or Voting Participant holds Commitments or Loans under the applicable facility. For purposes of this definition, (1) the aggregate principal amount of all Swingline Loans owing to the Swingline Lender and of the Letter of Credit Usage (with respect to any Letters of Credit (Revolver)) owing to any Issuing Lender shall be considered to be owed to the Revolving Lenders ratably in accordance with their respective Revolving Loan Commitments and (2) the Letter of Credit Usage (with respect to any Letters of Credit (MDT)) owing to any Issuing Lender shall be considered to be owed to the Multi-Draw Term Loan Lenders ratably in accordance with their respective Multi-Draw Term Loan Commitments. The Commitments and Loans of any Defaulting Lender shall be disregarded in determining Required Lenders at any time.
“Reset Date” means (i) with respect to the Term A-2 Loans, the fifth anniversary of the Effective Date, (ii) with respect to the Term A-3 Loans, the fifth anniversary of the Effective Date and (iii) with respect to the Term A-4 Loans, the date three years and six months after the Amendment Effective Date.
“Resignation Effective Date” is defined in Section 10.6(a).
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Resource Conservation and Recovery Act” means collectively the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§6901, et seq., as in effect from time to time.
“Revenue Account” is defined in Section 7.1.14.

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“Revolver Commitment Fee” is defined in Section 3.3
“Revolver Increase” means an increase in the Revolving Loan Commitment Amount after the Effective Date in the aggregate of up to the lesser of $15,000,000 and the Maximum Incremental Amount; provided that, (a) the Borrower gives the Administrative Agent at least ten (10) days prior written notice; (b) no Default or Event of Default shall have occurred and be continuing or would reasonably be expected to result after giving Pro Forma Effect to such increase in the Revolving Loan Commitment Amount; (c) the Borrower shall deliver a Compliance Certificate to the Administrative Agent evidencing compliance with the financial covenants set forth in Section 7.2.4 after giving Pro Forma Effect to any Revolver Increase; (d) the aggregate of any original issue discount or upfront fees applicable to any such Revolver Increase shall not be more than 1% of the principal amount of such Revolver Increase; (e) the Borrower has executed and delivered any Notes requested under Section 2.2 regarding such Revolver Increase, and (f) the Borrower shall have delivered any modifications or additional Real Property Documents as the Administrative Agent shall have requested in its sole discretion pursuant to such Revolver Increase.
“Revolver Real Property Acquisition Loans” means a Borrowing (or a portion of a Borrowing) of the Revolving Loans the proceeds of which are used solely to fund the acquisition by any Subsidiary Guarantor of additional Real Property and to pay the actual and reasonably estimated reasonable fees and out-of-pocket costs and expenses related thereto.
“Revolving Availability Period” is defined in Section 2.1.1(c)(i).
“Revolving Lender” means each Lender with a Revolving Loan Commitment or holding Revolving Loans as designated on Schedule II hereto (or as updated from time to time by the Administrative Agent pursuant to the terms hereof), in a joinder reflecting any Revolver Increase or in an Assignment and Assumption.
“Revolving Loan” is defined in Section 2.1.1(c)(i).
“Revolving Loan Commitment” is defined in Section 2.1.1(c)(i).
“Revolving Loan Commitment Amount” means, for each Lender, the amount set forth opposite such Lender’s name on Part II of Schedule II attached hereto (or as updated from time to time by the Administrative Agent pursuant to the terms hereof), in a joinder reflecting any Revolver Increase, or in an Assignment and Assumption, as such amount is reduced from time to time pursuant to Section 3.1.1(b) or otherwise and as such amount may be increased pursuant to Section 2.1.1(c)(ii).
“Revolving Loan Commitment Termination Date” means the earliest of (a) the Stated Maturity Date, (b) the date on which the Revolving Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 3.1.1(b), Section 8.2 or Section 8.3 or otherwise and (c) the date on which any Commitment Termination Event occurs. Upon the occurrence of any event described above, the Revolving Loan Commitments shall terminate automatically and without any further action.

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“Revolving Note” means a promissory note of the Borrower that is payable to any Revolving Lender, substantially in the form of Exhibit A-4 attached hereto, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.
“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.
“Sanctioned Country” means, at any time, a country, territory or sector that is, or whose government is, the subject or target of any Sanctions or that is, or whose government is, the subject of any list-based or territorial or sectorial Sanctions.
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by any (i) Governmental Authority of the United States of America, Canada, the United Kingdom or any member of the European Union, the United Nations Security Council, the European Union or any political subdivision of any of the foregoing, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person that is otherwise subject to any Sanctions or (d) any Person, directly or indirectly, 50% or more in the aggregate owned by, otherwise controlled by, or acting for the benefit or on behalf of, any Person or Persons described in clause (a), (b) or (c) of this definition.
“Sanctions” means any economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by any Governmental Authority of the United States of America, Canada, the United Kingdom or any member of the European Union, the United Nations Security Council, the European Union or any political subdivision of any of the foregoing.
“SEC” means the Securities and Exchange Commission.
“Secured Bank Product” means agreements or other arrangements entered into by a Lender or its Affiliate, on the one hand, and any Loan Party, on the other hand at the time such Lender is a party to this Agreement, under which any Lender or Affiliate of a Lender provides any of the following products or services to any of the Loan Parties: (a) credit cards, (b) credit card processing services, (c) debit cards, (d) purchase cards, (e) ACH transactions, (f) cash management, including controlled disbursement, accounts or services, (g) foreign currency exchange or (h) InvestLine Accounts, and shall include, without limitation, the CoBank Cash Management Agreement; provided that, the foregoing shall not constitute a Secured Bank Product if at any time the applicable provider of such bank products or services is not a Lender or an Affiliate of a Lender.
“Security Agreement” means that certain Fourth Amended and Restated Security Agreement, dated as of the date hereof, made by the Borrower and each Guarantor party thereto from time to time in favor of the Administrative Agent for the benefit of itself and each other Lender Party.

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“Shell Subsidiary” means (a) any wholly-owned, Domestic Subsidiary of any Loan Party so designated by prior written notice to the Administrative Agent by the Borrower; provided that, (i) no such Subsidiary shall own, hold, acquire or otherwise have any rights in any Equity Interests of any Person unless such Person is also a Shell Subsidiary, (ii) no such Subsidiary shall own, hold, acquire or otherwise have any rights in any InvestLine Account or securities, deposit or commodities accounts other than (A) accounts with an aggregate daily balance and inter-daily balance for all such accounts of all such Subsidiaries of less than $50,000 at all times and (B) in the case of a Shell Subsidiary who is a direct Subsidiary of a Loan Party, accounts holding any Credit Support amount not in excess of the Permitted Escrow Amount, (iii) other than as permitted by Section 7.2.2(g) or (h), no Loan Party or Subsidiary of any Loan Party shall create, incur, assume or suffer to exist or otherwise become liable in respect of any Indebtedness or Contingent Liability owed to or on behalf of any such Subsidiary, (iv) the aggregate capital contributions to or capital accounts or balances of all such Subsidiaries shall be less than the sum of (A) $50,000 in the aggregate at all times and (B) in the case of a Shell Subsidiary who is a direct Subsidiary of a Loan Party, any Credit Support amount not in excess of the Permitted Escrow Amount, (v) the aggregate fair market or book value of all assets owned or held by or otherwise subject to any rights of any such Subsidiaries shall be less than the sum of (A) $50,000 in the aggregate at all times and (B) in the case of a Shell Subsidiary who is a direct Subsidiary of a Loan Party, any Credit Support amount not in excess of the Permitted Escrow Amount, and (vi) all such Subsidiaries shall be (A) dissolved or otherwise disposed of by means and subject to terms and conditions approved by the Administrative Agent in its sole discretion, (B) joined to the Loan Documents as a Subsidiary Guarantor, or (C) converted to a Permitted Joint Venture (Lower-Tier) as permitted by Section 7.2.9(o), in each case, within the earlier of (x) 90 days of the date such Subsidiary was established or otherwise acquired or created by division directly or indirectly by the Borrower or any Subsidiary Guarantor and (y) the consummation of the transaction associated with any Credit Support held by, credited to or issued for the account of such Shell Subsidiary (or, in each case, such longer period of time as Administrative Agent may approve in its sole discretion), or (b) any Permitted JV Investment Subsidiary.  Notwithstanding the above, the Administrative Agent may in its sole discretion extend the scope of subclause (B) in clauses (a)(ii), (a)(iv) and (a)(v) of this definition to any Shell Subsidiary who is a direct or indirect, wholly-owned Subsidiary of a Permitted JV Investment Subsidiary and who is identified by the Administrative Agent in writing as being subject to such extended scope.
“Solvency Certificate(s)” means those certain Solvency Certificates, in form and substance reasonably acceptable to the Administrative Agent, and executed by a Financial Officer of the applicable Loan Party.
“Solvent” means, when used with respect to any Person, that, as of any date of determination:
(a)    the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise,” as of such date, as such value is established and such liabilities are evaluated in accordance with Section 101(32) of the United States Bankruptcy Code and the state Law

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governing determinations of the insolvency of debtors of New York and each state where such Person is doing business or has its principal place of business;
(b)    such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business; and
(c)    such Person will be able to pay its debts as they mature.
For purposes of this definition, (i) “debt” means liability on a “claim” and (ii) “claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.
“Stated Maturity Date” means, with respect to (a) the Revolving Loan credit facility, August 4, 2026, as such date may be extended in accordance with Section 3.6, (b) the Term A-1 Loans, December 23, 2024, as such date may be extended in accordance with Section 3.6, (c) the Term A-2 Loans, December 1, 2026, as such date may be extended in accordance with Section 3.6), (d) the Term A-3 Loans, December 1, 2027, as such date may be extended in accordance with Section 3.6, (e) the Term A-4 Loans, August 22, 2025, as such date may be extended in accordance with Section 3.6, (f) the Multi-Draw Term Loan credit facility, December 1, 2024, as such date may be extended in accordance with Section 3.6, and (g) the Incremental Term Loans under any Incremental Term Loan Facility, the maturity date provided in the amendment or supplement to this Agreement establishing such Incremental Term Loan Facility and as such date may be extended with respect to the Incremental Term Loans of such Incremental Term Loan Facility in accordance with Section 3.6.
“Subsidiary” means, with respect to any Person:
(a)    any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors or other governing body of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, or by one or more Subsidiaries of such Person, or with respect to which any such Person has the right to vote or designate the vote of more than 50% of such Equity Interests (whether by proxy, agreement, operation of law or otherwise); or
(b)    any partnership, Joint Venture, limited liability company or other entity as to which such Person, or one or more Subsidiaries of such Person, owns (whether in the form of voting or participation in profits or capital contribution) more than a 50% Equity Interest.
“Subsidiary Guarantor” means Timberlands II, CatchMark TRS Subsidiary, CatchMark HBU, CatchMark TRS, CatchMark Texas GP, CatchMark Texas LP, CatchMark SC, CatchMark Southern Timberlands, CatchMark Southern Holdings, CatchMark TRS Subsidiary II,

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CatchMark TRS Member, CatchMark TRS Manager, Creek Pine Holdings, Creek Management, Triple T GP, CTT Employee, and any wholly-owned, Domestic Subsidiary of the Borrower which after the Amendment Effective Date, pursuant to a Joinder Agreement, becomes a party hereto as a Loan Party and a Subsidiary Guarantor and becomes a party to the Security Agreement and the Pledge Agreement as a grantor, pledgor and obligor and becomes a party to such other Loan Documents as the Administrative Agent shall require in its sole discretion.
“Supply Agreement” means, collectively, the MW Supply Agreements, the International Paper Agreements, and each other supply agreement, among the relevant Loan Parties and other relevant Persons, regarding the selling of Timber, in form and substance acceptable to the Administrative Agent in its sole discretion.
“Supported QFC” is defined in Section 11.26.
“Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.
“Swingline Lender” means CoBank and its successors and assigns.
“Swingline Loan” means an advance or advances under the Swingline Loan Commitment.
“Swingline Loan Commitment” means the commitment of the Swingline Lender to make the Swingline Loans, which commitment shall be $5,000,000 on the Effective Date, as such amount may be adjusted, if at all, from time to time in accordance with this Agreement.
“Swingline Note” means a promissory note of the Borrower substantially in the form of Exhibit A-5, and any replacements, reinstatements, renewals, or extensions of any such note, in whole or in part.
“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholdings), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term A-1 Loan” means those certain Term Loans (as defined in the Existing Credit Agreement) made by the Term Lenders (as defined in the Existing Credit Agreement) pursuant to the terms of the Existing Credit Agreement, which Term Loans are continued as Loans under this Agreement.
“Term A-1 Loan Lender” means each Lender holding Term A-1 Loans as designated on Part I of Schedule II attached hereto (or as updated from time to time by the Administrative Agent pursuant to the terms hereof) or in an Assignment and Assumption.

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“Term A-1 Loan Note” means a promissory note of the Borrower that is payable to any Term A-1 Loan Lender, substantially in the form of Exhibit A-1 attached hereto, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term A-1 Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.
“Term A-2 Loan” is defined in Section 2.1.1(a)(ii).
“Term A-2 Loan Commitment” means, for each Term A-2 Loan Lender, the commitment to make a Term A-2 Loan to the Borrower on the Effective Date in an amount not to exceed the principal amount set forth opposite such Lender’s name on Part I of Schedule II attached hereto.
“Term A-2 Loan Lender” means each Lender with a Term A-2 Loan Commitment or holding Term A-2 Loans as designated on Part I of Schedule II attached hereto (or as updated from time to time by the Administrative Agent pursuant to the terms hereof) or in an Assignment and Assumption.
“Term A-2 Loan Note” means a promissory note of the Borrower that is payable to any Term A-2 Loan Lender, substantially in the form of Exhibit A-2 attached hereto, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term A-2 Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.
“Term A-3 Loan” is defined in Section 2.1.1(a)(iii).
“Term A-3 Loan Availability Period” is defined in Section 2.1.1(a)(iii)(B).
“Term A-3 Loan Commitment” is defined in Section 2.1.1(a)(iii)(B).
“Term A-3 Loan Commitment Amount” means, for each Lender, the amount set forth opposite such Lender’s name on Part I of Schedule II attached hereto (or as updated from time to time by the Administrative Agent pursuant to the terms hereof), or in an Assignment and Assumption, as such amount is reduced from time to time pursuant to Section 3.1.1(b) or otherwise.
“Term A-3 Loan Commitment Fee” is defined in Section 3.4.
“Term A-3 Loan Commitment Termination Date” means the earliest of (a) February 4, 2023, (b) the date on which the Term A-3 Loan Commitment Amount is terminated in full or reduced to zero pursuant to Section 3.1.1(b), Section 8.2 or Section 8.3 or otherwise and (c) the date on which any Commitment Termination Event occurs. Upon the occurrence of any event described above, the Term A-3 Loan Commitment shall terminate automatically and without any further action.

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“Term A-3 Loan Lender” means each Lender with a Term A-3 Loan Commitment or holding Term A-3 Loans as designated on Part I of Schedule II attached hereto (or as updated from time to time by the Administrative Agent pursuant to the terms hereof) or in an Assignment and Assumption.
“Term A-3 Loan Note” means a promissory note of the Borrower that is payable to any Term A-3 Loan Lender, substantially in the form of Exhibit A-3 attached hereto, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term A-3 Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.
“Term A-4 Loan” is defined in Section 2.1.1(a)(iv).
“Term A-4 Loan Commitment” means, for each Term A-4 Loan Lender, the commitment to make a Term A-4 Loan to the Borrower on the Amendment Effective Date in an amount not to exceed the principal amount set forth opposite such Lender’s name on Part I of Schedule II attached hereto.
“Term A-4 Loan Lender” means each Lender with a Term A-4 Loan Commitment or holding Term A-4 Loans as designated on Part I of Schedule II attached hereto (or as updated from time to time by the Administrative Agent pursuant to the terms hereof) or in an Assignment and Assumption.
“Term A-4 Loan Note” means a promissory note of the Borrower that is payable to any Term A-4 Loan Lender, substantially in the form of Exhibit A-4 attached hereto, evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term A-4 Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.
“Term Loan” means the Term A-1 Loan, the Term A-2 Loan, the Term A-3 Loan or the Term A-4 Loan, as applicable.
“Timber” means any trees of any age, species or condition, whether standing, lying, growing or to be grown, alive or dead and now or hereafter at any time located on the Real Property.
“Timber Deed” means any timber deed or similar instrument conveying rights in Domestic Timber to any Subsidiary Guarantor from time to time, in form and content acceptable to the Administrative Agent in its sole discretion, together with any replacement or modification thereof.
“Timber Lease Termination Proceeds” means the gross cash proceeds received by any Subsidiary Guarantor or any other Loan Party with respect to the termination of any PLM Lease or any portion of the LTC Lease or any other Timber Lease.

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“Timber Leases” means, collectively, the Timber Deeds, the LTC Lease, the PLM Leases, and any other Domestic lease, sublease or license of real estate by any Subsidiary Guarantor from time to time, together with any replacement thereof.
“Timber Manager” means FRC, AFM, and any other manager of the Timberlands selected by any Landholder and, if such manager will be appointed as a manager for Timberlands in excess of 1.0% of the total acreage of the Timberlands, that (a) is reasonably acceptable to the Administrative Agent and (b) has delivered to the Administrative Agent each of the Timber Manager Documents.
“Timber Manager Documents” means, all of the following (except to the extent made a post-appointment delivery by the Administrative Agent in its sole discretion or waived by the Administrative Agent in its sole discretion), each of which shall be in form and substance acceptable to the Administrative Agent in its sole discretion:
(a)    a duly executed Timberland Operating Agreement relating to all portions of the Timberland for which such Timber Manager has been appointed a manager;
(b)    a duly executed Timber Manager Subordination Agreement relating to all Timberland Operating Agreements required pursuant to clause (a) of this definition;
(c)    a duly executed Collateral Assignment of Timberland Operating Agreement relating to all Timberland Operating Agreements required pursuant to clause (a) of this definition;
(d)    if requested by the Administrative Agent, a certificate of the Secretary, Assistant Secretary or Manager of each Timber Manager who enters into any Loan Document referenced in clauses (a) through (c) of this definition as to:
(i)    resolutions of its board of directors (or equivalent body) then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by it;
(ii)    each Organizational Document of each such Timber Manager; and
(iii)    the incumbency and signatures of each officer (including each Authorized Officer) of each such Timber Manager that is authorized to act with respect to each Loan Document executed by it;
(iv)    good standing certificates for each jurisdiction where portions of the Timberland for which such Timber Manager has been appointed a manager is located and the jurisdiction where such Timber Manager is organized; and
(e)    all other reasonably requests of the Administrative Agent made with respect to such Timber Manager or the Timberland Operating Agreements subject to clause (a) of this definition.

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“Timber Manager Subordination Agreement” means, collectively, (i) that certain Timber Manager Subordination Agreement (Waycross, Georgia), dated as of April 11, 2014, among the Administrative Agent, for the benefit of itself and the other Lender Parties, FRC, Timberlands II, the Borrower, and CatchMark TRS Subsidiary, (ii) that certain Timber Manager Subordination Agreement (Panola, Texas), dated as of April 11, 2014, among the Administrative Agent, for the benefit of itself and the other Lender Parties, FRC, Timberlands II, the Borrower, and CatchMark HBU, (iii) that certain Amended and Restated Timber Manager Subordination Agreement, dated as of July 15, 2016, among the Administrative Agent, for the benefit of itself and the other Lender Parties, AFM, the Borrower, CatchMark TRS Subsidiary II, CatchMark HBU, CatchMark Southern Timberlands, and CatchMark SC, and (iv) that certain Amended and Restated Timber Manager Subordination Agreement, dated as of July 15, 2016, among the Administrative Agent, for the benefit of itself and the other Lender Parties, FRC, the Borrower, Timberlands II, CatchMark TRS Subsidiary, CatchMark HBU, CatchMark Texas LP, CatchMark SC, CatchMark TRS Subsidiary II, and CatchMark Southern Timberlands and each other subordination agreement regarding any Timberland Operating Agreement, among each relevant Loan Party, the Administrative Agent, and the applicable Timber Manager, in form and substance acceptable to the Administrative Agent in its sole discretion.
“Timberland Operating Agreement” means, collectively, each operating agreement among the relevant Loan Parties and the relevant Timber Manager, pursuant to which the relevant Loan Parties appoint a Timber Manager as a manager for certain Timberlands, in form and substance reasonably acceptable to the Administrative Agent.
“Timberlands” means, collectively, the Land and the Leasehold Interests.
“Timberlands II” means Timberlands II, LLC, a Delaware limited liability company.
“Transaction Agreements” means each instrument, document or agreement pursuant to which any Subsidiary Guarantor acquires any Real Property or conveys in fee simple or lease, timber deed, sublease or license any Real Property.
“Transaction Documents” means (a) the Supply Agreements, and (b) the Transaction Agreements, in each case, together with all schedules and exhibits thereto, and each other instrument or document executed and delivered pursuant to or in connection with any Supply Agreements or any Transaction Agreements, and the various assignment and assumption agreements and deed contemplated under any of the Supply Agreements or any of the Transaction Agreements.
“Triple T GP” means Triple T GP, LLC, a Delaware limited liability company.
“TRS Subsidiary” means any Subsidiary of CatchMark TRS that is treated as a disregarded entity or pass-through entity for Federal income tax purposes, with all items of income, gain, loss and expense of each such Person being treated as though earned or incurred by CatchMark TRS.

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“U.C.C.” means the Uniform Commercial Code as from time to time in effect in the State of New York.
“U.S. Person” means any Person that is a “United States Person” as identified in Subsection 7701(a)(30) of the Code.
“U.S. Special Resolution Regimes” is defined in Section 11.26.
“U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 4.6(g)(ii)(B)(3).
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulations Authority) or any Person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms and certain affiliates of such certain credit institutions or investment firms.
“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“United States” or “U.S.” means the United States of America, its fifty States and the District of Columbia.
“Unrestricted Timber Subsidiary” means any wholly-owned, Domestic Subsidiary (other than a Permitted Joint Venture, CatchMark Holder, the Borrower, and any of their Subsidiaries), acquired or organized or created by division by CatchMark Timber for the purpose of consummating an Unrestricted Timber Transaction, provided that (a) each such direct Subsidiary of CatchMark Timber shall act as an intermediate holding company performing substantially the same functions as the Borrower in connection with such Unrestricted Timber Transaction, (b) each such Subsidiary satisfies the requirements set forth in the definition of “Unrestricted Timber Transaction” and (c) prior to or concurrent with the establishing or acquiring or creating by division of any Unrestricted Timber Subsidiaries, CatchMark Timber shall (i) give written notice of the same to the Administrative Agent, (ii) if requested by the Administrative Agent, promptly deliver copies of the formation and governing documents of such Unrestricted Timber Subsidiaries, (iii) provide such other information or documentation as may be reasonably requested by the Administrative Agent in connection therewith.
“Unrestricted Timber Transaction” means purchase or acquisition in fee simple or by lease, sublease or license of Domestic real property (either through the purchase of assets or the purchase of Equity Interests of any Person that owns such assets) for the purpose of harvesting timber thereon, provided that (a) each such transaction is consummated and conducted exclusively by Unrestricted Timber Subsidiaries; (b) each such Unrestricted Timber Subsidiary has been capitalized solely through amounts contributed by CatchMark Timber or another Unrestricted Timber Subsidiary; (c) CatchMark Timber shall not in any respect be subject to any material restriction or obligation imposed by, or provide any additional material benefits to, the

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lenders providing any financing with respect to such transaction, in each case without complying with Section 7.2.19; (d) all the representations and warranties contained in this Agreement and in the other Loan Documents shall be true and correct in all material respects with the same effect as if then made, provided that such representations and warranties (i) that relate solely to an earlier date shall be true and correct as of such earlier date and (ii) shall be true and correct in all respects if they are qualified by a materiality standard; (e) all obligations in connection with each such transaction are Non-Recourse; (f) no Default or Event of Default has occurred and is continuing or would reasonably be expected to result after giving Pro Forma Effect to the consummation of each such transaction; (g) each such transaction shall be consummated in all material respects in accordance with Law and (h) no Material Adverse Effect could reasonably be expected to result from the consummation of each such transaction.
“Unsecured Real Property” means any Real Property (a) acquired by any Subsidiary Guarantor and for which, prior to the acquisition of such Real Property (or such later date as the Administrative Agent may agree to in its sole discretion), the Borrower has delivered to the Administrative Agent written notice that such Subsidiary Guarantor has elected to acquire such Real Property on an unsecured basis; provided that, if such Subsidiary Guarantor subsequently elects to comply with all of the requirements of Section 7.1.9 with respect to such Real Property, such Real Property shall cease to be an Unsecured Real Property upon the fulfillment of all such requirements (unless any such requirement is waived by the Administrative Agent in its sole discretion) to the satisfaction of the Administrative Agent in its sole discretion or (b) designated in writing by the Landholder as Unsecured Real Property, so long as (i) after giving Pro Forma Effect to the designation of such Real Property as Unsecured Real Property, the aggregate Cost Basis for all Unsecured Real Property as of the date of such designation (calculated after giving Pro Forma Effect to such designation) is less than 5% of the aggregate Value of the Timberlands, (ii), if requested by the Administrative Agent, the Loan Parties deliver to the Administrative Agent a certificate of an Authorized Officer of the Borrower (A) setting forth the calculations demonstrating compliance with clause (b) of the proviso to this definition, and (B) certifying that no Default or Event of Default has occurred and is continuing or would reasonably be expected to result after giving Pro Forma Effect to such designation, and (iii) the Administrative Agent agrees in writing in its sole discretion to the designation of such Real Property as Unsecured Real Property.
“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56.
“Value of the Timberlands” means (a) with respect to the Real Property, the appraised value thereof as determined by the most recently delivered appraisals or appraisal updates, including any appraisal delivered pursuant to Section 5.2.2 or report updating the Value of the Timberlands pursuant to Section 7.1.11(w) or (x); provided, however, that such value shall be reduced upon the incurrence of certain non-cash casualty expenses pursuant to Section 7.1.11(w), or any one or more Dispositions of Real Property in the aggregate in excess of 1.5% of the aggregate Value of the Timberlands since the most recently delivered appraisal or appraisal update or report updating the Value of the Timberlands pursuant to Section 7.1.11(w) or (x), and

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may be increased upon any one or more acquisitions of any Real Property in the aggregate in excess of 1.5% of the aggregate Value of the Timberlands since the most recently delivered appraisal or appraisal update or report updating the Value of the Timberlands pursuant to Section 7.1.11(w) or (x), in each case, as such value is calculated and reported by the Landholders in accordance with Section 7.1.11(w) and (x) plus (b) the Aggregate Modified Permitted JV Value of the Timberlands.
“Voting Participant” is defined in Section 11.11(d).
“Withholding Agent” means any Loan Party and Administrative Agent.
“Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arise, to convert all or part of that liability into shares, securities or obligations of that Person or any other Person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligations in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.
SECTION 1.2    Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in the Disclosure Schedule and each other Loan Document.
SECTION 1.3    Certain Rules of Construction. References to “Sections,” “Exhibits” and “Schedules” shall be to Sections, Exhibits and Schedules, respectively, of this Agreement unless otherwise specifically provided. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “or” is not exclusive. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns or, in the case of governmental Persons, Persons succeeding to the relevant functions of such Persons, (c) the words “herein,” “hereof” and “hereunder,” and words of similar

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import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any Law herein shall, unless otherwise specified, refer to such Law as amended, modified or supplemented from time to time and any successor Law and any rules, regulations or other Law related thereto, and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, subaccounts and contract rights. A Default or Event of Default shall be deemed to exist at all times during the period commencing on the date that such Default or Event of Default occurs to the date on which such Default or Event of Default is waived by the Required Lenders pursuant to this Agreement or, in the case of a Default, is cured within any period of cure expressly provided for in this Agreement; and an Event of Default shall “continue” or be “continuing” until such Event of Default has been waived by the Required Lenders. Whenever any provision in any Loan Document refers to the knowledge (or an analogous phrase) of any Loan Party or any Subsidiary of any Loan Party, such words are intended to signify that a member of management or officer or member of the board of directors of such Loan Party or such Subsidiary has actual knowledge or awareness of a particular fact or circumstance or a member of management or officer or director of such Loan Party or such Subsidiary, if it had exercised reasonable diligence, would have known or been aware of such fact or circumstance. For purposes of computing a period of time from a specified date, the word “from” means “from and including” and the word “to” and “until” each mean “to, but excluding.” Any reference to a Loan Party or any other Person that is an individual as “it” shall refer to such Loan Party or other Person in his or her individual capacity. Unless the context otherwise requires, “issuance,” “issue,” “issued” or similar terms shall in reference to any Letter of Credit be deemed to include any issuance of or any increase, extension or renewal any Letter of Credit under this Agreement. Unless the context otherwise requires, “acquire,” “acquisition” or similar terms shall in reference to any existing or additional Real Property be deemed to include any acquisition in fee simple or by lease, timber deed, sublease or license of any such Real Property. Unless the context otherwise requires, “sale,” “disposition” or similar terms shall in reference to any existing or additional Real Property be deemed to include any sublease of any such Real Property. (For the avoidance of doubt, the parties hereto note that a “Transaction Clearing Account” is not a deposit, securities or commodities account or subaccount but a book entry system used by CoBank to track credits and debits to various InvestLine Accounts of a Person over the course of a single Business Day.)
SECTION 1.4    Accounting Principles. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters (including financial ratios and other financial covenants) and all financial statements to be delivered pursuant to this Agreement shall be made and prepared

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in accordance with GAAP (including principles of consolidation where appropriate), applied on a consistent basis and, except as expressly provided herein, in a manner consistent with that used in preparing audited financial statements in accordance with Section 7.1.1(b) and all accounting or financial terms have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms used in Section 7.2.4 (and all defined terms used in the definition of any accounting term used in Section 7.2.4) has the meaning given to such terms (and defined terms) under GAAP as in effect on the Fifth Amendment Effective Date applied on a basis consistent with those used in preparing the financial statements referred to in Section 5.1.20.  In the event of any change after the Fifth Amendment Effective Date in GAAP, and if such change would affect the computation of any of the financial covenants set forth in Section 7.2.4, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would preserve the original intent thereof, but would allow compliance therewith to be determined in accordance with CatchMark Timber’s financial statements at that time; provided that until so amended such financial covenants shall continue to be computed in accordance with GAAP prior to such change therein.  Notwithstanding the foregoing, for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of any Loan Party and any Subsidiary of any Loan Party shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470-20 on financial liabilities shall be disregarded.
SECTION 1.5    Rounding. Any financial ratios required to be maintained pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio or percentage is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number).
SECTION 1.6    Letter of Credit Amounts. Unless otherwise specified, all references herein to the amount of a Letter of Credit at any time shall be deemed to mean the maximum face amount of such Letter of Credit after giving effect to all increases thereof contemplated by such Letter of Credit or in the written request or application for such Letter of Credit or agreement regarding such the Letter of Credit (at the time specified therefor in such applicable Letter of Credit or such request, application or agreement and as such amount may be reduced by (a) any permanent reduction of such Letter of Credit or (b) any amount which is drawn, reimbursed and no longer available under such Letter of Credit).
SECTION 1.7    Rates Disclaimer. The Administrative Agent does not warrant or accept responsibility for, and each of the parties to this Agreement hereby acknowledge and agree (for the benefit of the Administrative Agent) that

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the Administrative Agent shall not have any liability with respect to (a) the administration of, submission of, calculation of or any other matter related to rates in the definition of “LIBOR”, “Term SOFR”, “Current Cost of Funds”, “LIBOR Floating Note Rate”, “Daily Simple SOFR”, or any other SOFR-based replacement rate, any component definition thereof or rates referenced in the definition thereof or any alternative, comparable or successor rate thereto (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, comparable or successor rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, any other Benchmark, (b) the effect, implementation or composition of any Benchmark Replacement Conforming Changes, or (c) any potential non-compliance with applicable Laws (including, without limitation, to the extent applicable, the Regulation (EU) 2016/1011 of the European Parliament and of the Council, as amended) in the methodology for calculating LIBOR as set forth in the definition thereof.
ARTICLE II
FUNDING OF LOANS
SECTION 2.1    Amount and Terms of Loans.
SECTION 2.1.1    The Loans.
(a)    Term Loans.
(i)    Term A-1 Loans. The Term A-1 Loan Lenders previously lent to the Borrower the Term A-1 Loans and the outstanding principal balance thereof shall be continued as Loans made under and governed by this Agreement. Amounts outstanding under the Term A-1 Loan that are repaid or prepaid may not be reborrowed.
(ii)    Term A-2 Loans. On the terms and subject to the conditions of this Agreement (including Article V), each Term A-2 Loan Lender severally agrees to make, on the Effective Date, one loan (each, a “Term A-2 Loan” and, collectively for all the Term A-2 Loan Lenders, the “Term A-2 Loans”) to the Borrower in such principal amount equal to the lesser of (A) such Lender’s Term A-2 Loan Commitment and (B) such Lender’s Percentage of the aggregate amount of the Borrowing of Term A-2 Loans requested by the Borrower to be made on the Effective Date. Amounts outstanding under the Term A-2 Loan that are repaid or prepaid may not be reborrowed. The proceeds of all Term A-2 Loans shall be used solely for the purposes described in Section 4.10(a).
(iii)    Term A-3 Loans.
(A)    The Term A-3 Loan Lenders previously fully advanced Term A-3 Loans to the Borrower on the Effective Date pursuant to the terms of this Agreement. The outstanding principal balance of the Term

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A-3 Loans as of the Fifth Amendment Effective Date is $68,618,604.00. Amounts outstanding under the Term A-3 Loan that are repaid or prepaid may not be reborrowed; provided, that during the Term A-3 Loan Availability Period, the Borrower may prepay the Term A-3 Loans with Net Real Property Disposition Proceeds from the Bandon Sale (as defined in the Fifth Amendment) and subsequently reborrow Term A-3 Loans in accordance with clauses (B) through (D) below.
(B)    On the terms and subject to the conditions of this Agreement (including Article V), from time to time on any Business Day occurring on or after the Fifth Amendment Effective Date and prior to the Term A-3 Loan Commitment Termination Date (the “Term A-3 Loan Availability Period”), each Term A-3 Loan Lender severally agrees to make loans (relative to such Term A-3 Loan Lender, its “Term A-3 Loans”) to the Borrower equal to such Term A-3 Loan Lender’s Percentage of the aggregate amount of the Borrowing of the Term A-3 Loans requested by the Borrower to be made on such day. The commitment of each Term A-3 Loan Lender described in this clause (B) is herein referred to as its “Term A-3 Loan Commitment.”
(C)    Term A-3 Loan Availability. No Borrowing of Term A-3 Loans shall be made if, after giving effect thereto, (A) the Available Term A-3 Facility Commitment would be less than zero, or (B) the Available Term A-3 Lender Commitment of any Term A-3 Loan Lender would be less than zero.
(D)    Borrowing Procedures. By delivering a duly completed and executed Borrowing Request to the Administrative Agent by facsimile, email or other method of delivery permitted by Section 11.2 on or before 11:00 a.m. (New York City time), on a Business Day occurring prior to the Term A-3 Loan Commitment Termination Date, the Borrower may from time to time irrevocably request that (A) a Base Rate Loan be made not less than one (1) nor more than five (5) Business Days thereafter or that (B) a LIBOR Loan be made not less than three (3) nor more than five (5) Business Days thereafter (or such later date as the Administrative Agent may agree to in its sole discretion with respect to any such request solely as to such request); provided, that no Term A-3 Loan shall be made as a LIBOR Loan for an Interest Period extending beyond the Stated Maturity Date. All (x) Base Rate Loans shall be made in a minimum amount of $5,000,000 and an integral multiple of $100,000 or, if less, in the unused amount of the Term A-3 Loan Commitment Amount, and (y) LIBOR Loans shall be made in a minimum amount of $5,000,000 and an integral multiple of $500,000 (other than in the case of a borrowing in the amount of the entire remaining Term A-3 Loan Commitment Amount).

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The proceeds of all Loans shall be used solely for the purposes described in Section 4.10.
(iv)    Term A-4 Loans. On the terms and subject to the conditions of the 2018 Increase Amendment and this Agreement (including Article V), each Term A-4 Loan Lender severally agrees to make, on the Amendment Effective Date, one loan (each, a “Term A-4 Loan” and, collectively for all the Term A-4 Loan Lenders, the “Term A-4 Loans”) to the Borrower in such principal amount equal to the lesser of (A) such Lender’s Term A-4 Loan Commitment and (B) such Lender’s Percentage of the aggregate amount of the Borrowing of Term A-4 Loans requested by the Borrower to be made on the Effective Date. Amounts outstanding under the Term A-4 Loan that are repaid or prepaid may not be reborrowed. The proceeds of all Term A-4 Loans shall be used solely for the purposes described in Section 4.10(a).
(v)    Borrowing Procedures. The Borrower shall request the Term A-4 Loan Lenders, to make the applicable Term Loans by delivering to the Administrative Agent, by facsimile, email or other method of delivery permitted by Section 11.2 on or before 11:00 a.m. (New York City time), (i) one (1) Business Day prior to the expected Effective Date with respect to LIBOR Loans; provided, however, that no Term Loan shall be made as a LIBOR Loan for an Interest Period extending beyond the Stated Maturity Date; and (ii) one (1) Business Day prior to the expected Effective Date with respect to Base Rate Loans, a duly completed and executed, irrevocable Borrowing Request. All (x) Base Rate Loans shall be made in a minimum amount of $500,000 and an integral multiple of $100,000 (other than in the case of a borrowing in the amount of the entire remaining Term A-4 Loan Commitment), and (y) LIBOR Loans shall be made in a minimum amount of $1,000,000 and an integral multiple of $500,000 (other than in the case of a borrowing in the amount of the entire remaining Term
A-4 Loan Commitment).
(b)    Incremental Term Loans. The Borrower and any one or more Lenders (including any Person not previously a Lender hereunder who executes and delivers a joinder agreement executed by the Borrower, the Administrative Agent and such Lender, in form and substance reasonably acceptable to each of them), which Lenders are reasonably acceptable to the Administrative Agent (each such Lender, an “Incremental Term Loan Lender”), may agree, upon at least thirty (30) days’ prior notice to the Administrative Agent (or such shorter period of time as the Administrative Agent may agree to in its sole discretion), that such Incremental Term Loan Lenders shall make one or more additional term loan credit facilities available to the Borrower under this Section 2.1.1(b) (each an “Incremental Term Loan Facility” and collectively, the “Incremental Term Loan Facilities”; each commitment thereunder an “Incremental Term Loan Commitment” and collectively, the “Incremental Term Loan Commitments”; and the loans thereunder, each an “Incremental Term Loan” and collectively, the “Incremental Term Loans”) on substantially the same terms and subject to substantially the same conditions as the Term Loans. Any Incremental Term Loan or Incremental Term Loan Commitment shall be documented by an amendment or supplement to, or a restatement of, this Agreement, setting forth the specific terms and conditions of the Incremental Term Loan Facility, which amendment, supplement or restatement shall be signed by the Borrower, the

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Administrative Agent, and the Incremental Term Loan Lenders providing such Incremental Term Loan Commitments. Notwithstanding the foregoing: (i) the aggregate principal amount of all Incremental Term Loan Commitments shall not exceed the Maximum Incremental Amount; (ii) the Stated Maturity Date of any Incremental Term Loan shall be on or after the Stated Maturity Date for the Term A-1 Loans, determined as of the initial funding date for such Incremental Term Loans; (iii) no Default or Event of Default shall have occurred and be continuing or would reasonably be expected to result after giving Pro Forma Effect to any Incremental Term Loan; (iv) the Borrower shall deliver a Compliance Certificate to the Administrative Agent evidencing compliance with the financial covenants set forth in Section 7.2.4 after giving Pro Forma Effect to any Incremental Term Loan; (v) the proceeds of any Incremental Term Loan shall be used solely for the purposes described in Section 4.10; (vi) to the extent Section 4.10 permits any proceeds of any Incremental Term Loan to be used to acquire any additional Real Property, each of the conditions set forth in Sections 5.2.1, 5.2.2, and 5.3 shall be fulfilled to the satisfaction of the Administrative Agent; (vii) the weighted average life of any Incremental Term Loan shall be equal to or greater than the remaining weighted average life of the Term A-1 Loans, determined as of the initial funding date for such Incremental Term Loan; (viii) to the extent that the applicable interest rate margin on any Incremental Term Loan exceeds by more than 0.25% the applicable interest rate margin for the Term A-3 Loans, determined as of the initial funding date for such Incremental Term Loan, (A) the applicable interest rate margin for the Term A-3 Loans shall be increased so that the applicable interest rate margin for such Incremental Term Loan does not exceed the applicable interest rate margin for the Term A-3 Loans by more than 0.25% and (B) the applicable interest rate margin for each of the other credit facilities existing on such date shall be increased by the same amount of basis points as the Term A-3 Loans are so increased, if any; (ix) any covenant or Event of Default applicable to any Incremental Term Loan that is more restrictive than the equivalent covenant or Event of Default set forth in this Agreement shall be deemed to be applicable to all Loans hereunder; (x) the aggregate of any original issue discount or upfront fees applicable to any such Incremental Term Loans shall not be more than 1% of the principal amount of such Incremental Term Loans; and (xi) the Borrower shall have delivered any modifications or additional Real Property Documents as the Administrative Agent shall have requested in its sole discretion pursuant to such Incremental Term Loans.
(c)    Revolving Loan Facility.
(i)    Revolving Loan Commitment. On the terms and subject to the conditions of this Agreement (including Article V), from time to time on any Business Day occurring on or after the Effective Date and prior to the Revolving Loan Commitment Termination Date (the “Revolving Availability Period”), each Revolving Lender severally agrees to make loans (relative to such Revolving Lender, its “Revolving Loans”) to the Borrower equal to such Revolving Lender’s Percentage of the aggregate amount of the Borrowing of the Revolving Loans requested by the Borrower to be made on such day. The commitment of each Revolving Lender described in this clause (c)(i) is herein referred to as its “Revolving Loan Commitment.” On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Revolving Loans.

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(ii)    Revolver Increase.
(A)    Upon satisfaction of the conditions precedent set forth in the definition of Revolver Increase and effective as of the date specified in writing by the Administrative Agent, the Revolving Loan Commitment Amount may be increased in the aggregate by the lesser of (1) $15,000,000 and (2) the Maximum Incremental Amount. The Administrative Agent shall select and reasonably approve one or more Lenders (including any Person not previously a Lender hereunder who executes and delivers a joinder agreement executed by the Borrower, the Administrative Agent and such Lender, in form and substance reasonably acceptable to each of them) to participate in any Revolver Increase. Lenders shall have no obligation and no right to participate in any Revolver Increase.
(B)    The Borrower shall in coordination with the Administrative Agent repay outstanding Revolving Loans of certain Revolving Lenders and obtain additional Revolving Loans from other Revolving Lenders, in each case, to the extent necessary so that all Revolving Lenders participate in outstanding Revolving Loans ratably, on the basis of their respective Revolving Loan Commitment Amounts, after giving effect to the increase in the aggregate Revolving Loan Commitment Amounts effected by implementation of the Revolver Increase. The Lender Parties hereby agree that the borrowing notice, minimum borrowing, pro rata borrowing, and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to this clause (B). Any repayments made pursuant to this clause (B) shall be accompanied by payment of all accrued interest on the amount prepaid and all amounts owed pursuant to Sections 4.4 and 11.3.
(C)    Each Revolving Lender participating in the Revolver Increase (1) will be deemed to have purchased a participation in each then outstanding Letter of Credit (Revolver) equal to its Percentage of such Letter of Credit (Revolver) and the participation of each other Revolving Lender in such Letter of Credit (Revolver) shall be adjusted accordingly, (2) will acquire (and will pay to the Administrative Agent, for the account of each other Revolving Lender, in immediately available funds, an amount equal to) its Percentage of all outstanding unreimbursed payments by any Issuing Lender under any Letter of Credit (Revolver) and accrued interest thereon as described in Section 2.1.2(a)(iii), and (3) will be deemed to have purchased a participation in each then outstanding Swingline Loan equal to its Percentage of such Swingline Loan and the participation of each other Revolving Lender in such Swingline Loan shall be adjusted accordingly.

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(iii)    Revolving Loan Availability. No Borrowing of Revolving Loans shall be made if, after giving effect thereto, (A) the Available Revolving Facility Commitment would be less than zero, or (B) the Available Revolving Lender Commitment of any Revolving Lender would be less than zero.
(iv)    Borrowing Procedures. By delivering a duly completed and executed Borrowing Request to the Administrative Agent by facsimile, email or other method of delivery permitted by Section 11.2 on or before 11:00 a.m. (New York City time), on a Business Day occurring prior to the Revolving Loan Commitment Termination Date, the Borrower may from time to time irrevocably request that (A) a Base Rate Loan be made not less than one (1) nor more than five (5) Business Days thereafter or that (B) a LIBOR Loan be made not less than three (3) nor more than five (5) Business Days thereafter; provided, however, that no Revolving Loan shall be made as a LIBOR Loan for an Interest Period extending beyond the Stated Maturity Date. All (x) Base Rate Loans shall be made in a minimum amount of $500,000 and an integral multiple of $100,000 or, if less, in the amount of the Available Revolving Facility Commitment, and (y) LIBOR Loans shall be made in a minimum amount of $1,000,000 and an integral multiple of $500,000. The proceeds of all Loans shall be used solely for the purposes described in Section 4.10.
(d)    [Reserved].
(e)    Swingline Facility.
(i)    Swingline Loan Commitment. On the terms and subject to the conditions of this Agreement (including Article V), during the Revolving Availability Period, the Swingline Lender agrees, in reliance upon the agreements of the other Revolving Lenders set forth herein, to make Swingline Loans to the Borrower in an aggregate principal amount not to exceed the Swingline Loan Commitment; provided, however, unless the Borrower has complied with Section 4.13, if at any time any Revolving Lender is a Defaulting Lender, the making of Swingline Loans shall be at the sole discretion of the Swingline Lender. On the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Swingline Loans. Each Swingline Loan shall reduce the Available Revolving Facility Commitment and the Available Revolving Lender Commitment by the outstanding principal amount of such Swingline Loan.
(ii)    Swingline Loan Availability. No Borrowing of Swingline Loans shall be made if, after giving effect thereto, (A) the Available Revolving Facility Commitment would be less than zero, (B) aggregate principal balance of the Swingline Loans exceeds the Swingline Loan Commitment, or (C) the Available Revolving Lender Commitment of any Revolving Lender would be less than zero. If at any time the aggregate principal balance of the Swingline Loans then outstanding exceeds the Swingline Loan Commitment, the Borrower shall be deemed to have requested a Revolving Loan Borrowing in the amount of the difference in the manner and pursuant to the terms of Section 2.1.1(e)(iii).
(iii)    Swingline Loan Reimbursement; Etc. Any outstanding Swingline Loan shall be payable by the Borrower on demand by Swingline Lender, a copy of which

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demand also shall be delivered by Swingline Lender to the Administrative Agent. If the Borrower fails to so reimburse the Swingline Lender on demand, without limiting Swingline Lender’s remedies with respect to the Borrower in the case of any Revolving Lender’s failure to advance under this Section 2.1.1(e)(iii), the Borrower shall be deemed to have requested the Administrative Agent to make a Revolving Loan in the aggregate amount of the then outstanding Swingline Loans. Each Revolving Lender agrees to fund its Percentage of any Revolving Loan made pursuant to this Section 2.2.1(e)(iii). The Administrative Agent shall promptly notify each Revolving Lender of the amount of such payment due and each such Revolving Lender, on the next Business Day, shall deliver to the Administrative Agent an amount equal to its Percentage thereof in same day funds. Each Revolving Lender hereby absolutely and unconditionally agrees to pay to Swingline Lender such Revolving Lender’s Percentage of each such payment due. In addition to the foregoing, if for any reason any Revolving Lender fails to make payment to Swingline Lender of any amount due under this Section 2.1.1(e)(iii), such Revolving Lender shall be deemed, at the option of Swingline Lender, to have unconditionally and irrevocably purchased from Swingline Lender, without recourse or warranty, an undivided interest and participation in the applicable Swingline Loan in the amount of such Revolving Loan, and such interest and participation may be recovered from such Revolving Lender together with interest thereon at the Base Rate for each day during the period commencing on the date of demand and ending on the date such amount is received. Each Revolving Lender acknowledges and agrees that its obligations to fund Revolving Loans and/or to acquire participations pursuant to this Section 2.1.1(e)(iii) in respect of Swingline Loans are absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default or any failure by the Borrower to satisfy any of the conditions set forth in Section 5.3. If any Revolving Lender fails to make available to Swingline Lender the amount of such Lender’s Percentage of any payments due as provided in this Section 2.1.1(e)(iii), the Administrative Agent may elect to apply Cash Collateral as described in Section 4.13 by such amount and pay such amount to Swingline Lender. If the Administrative Agent does not so elect or if the funds in such accounts are insufficient, Swingline Lender shall be entitled to recover such amount on demand from such Lender together with interest at the Base Rate. On the Revolving Loan Commitment Termination Date, if not sooner demanded, the Borrower shall repay in full the outstanding principal amount of the Swingline Loans.
(iv)    Swingline Loan Interest; Payments. All Swingline Loans shall accrue interest from the date made as a Base Rate Loan, at the sum of the Base Rate plus the Applicable Margin, applicable from time to time as provided in Section 3.2. Until each Revolving Lender funds its Percentage of its Revolving Loan or purchase of a participation pursuant to Section 2.1.1(e)(iii), interest in respect of the Swingline Loans, of the applicable portions thereof, shall be solely for the account of Swingline Lender. Notwithstanding any other provision of this Agreement, prior to the Revolving Loan Commitment Termination Date, the Borrower shall make all payments of principal and interest in respect of Swingline Loans directly to the Swingline Lender by such method and to such account or place as the Swingline Lender may from time to time designate in writing and the Swingline Lender shall make the funds of the Swingline Loans directly available to the Borrower by such method and to such account or place as the Borrower may from time to time designate in writing. To the extent that the Swingline Lender is not the Administrative Agent, the Swingline Lender shall promptly provide to the

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Administrative Agent such information as it shall reasonably request with respect to the Swingline Loans.
(v)    Borrowing Procedures. By delivering a duly completed and executed Borrowing Request to the Swingline Lender and the Administrative Agent by facsimile, email or other method of delivery permitted by Section 11.2 on or before 1:00 p.m. (New York City time), on a Business Day occurring prior to the Revolving Loan Commitment Termination Date, the Borrower may from time to time irrevocably request that a Base Rate Loan be made on such Business Day. All Swingline Loans shall be made in a minimum amount of $250,000 and an integral multiple of $100,000 or, if less, in the unused amount of the Swingline Loan Commitment. The proceeds of all Swingline Loans shall be used solely for the purposes described in Section 4.10 for Revolving Loans; provided that, no Swingline Loan shall be used to refinance any outstanding Swingline Loan.
(vi)    Cash Management. The Borrower and the Swingline Lender may enter into a cash management agreement (including the CoBank Cash Management Agreement) providing for the automatic advance by the Swingline Lender of Swingline Loans under the conditions set forth in such agreement, which conditions shall be in addition to the conditions set forth herein except as to timing of and minimum and multiple amounts of Swingline Loans as provided in the first two sentences of Section 2.1.1(e)(v), and which shall be in form and substance reasonably acceptable to the Administrative Agent.
(f)    Multi-Draw Term Loan Facility.
(i)    On the terms and subject to the conditions of this Agreement (including Article V), from time to time on any Business Day occurring on or after the Effective Date and prior to the Multi-Draw Term Loan Commitment Termination Date (the “Multi-Draw Term Loan Availability Period”), each Multi-Draw Term Loan Lender severally agrees to make loans (relative to such Multi-Draw Term Loan Lender, its “Multi-Draw Term Loans”) to the Borrower equal to such Multi-Draw Term Loan Lender’s Percentage of the aggregate amount of the Borrowing of the Multi-Draw Term Loans requested by the Borrower to be made on such day. The commitment of each Multi-Draw Term Loan Lender described in this clause (f)(i) is herein referred to as its “Multi-Draw Term Loan Commitment.” During the Multi-Draw Term Loan Availability Period and on the terms and subject to the conditions hereof, the Borrower may from time to time borrow, prepay and reborrow Multi-Draw Term Loans.
(ii)    Multi-Draw Term Loan Availability. No Borrowing of Multi-Draw Term Loans shall be made if, after giving effect thereto, (A) the Available MDT Facility Commitment would be less than zero, or (B) the Available MDT Lender Commitment of any Multi-Draw Term Loan Lender would be less than zero.
(iii)    Borrowing Procedures. By delivering a duly completed and executed Borrowing Request to the Administrative Agent by facsimile, email or other method of delivery permitted by Section 11.2 on or before 11:00 a.m. (New York City time), on a Business Day occurring prior to the Multi-Draw Term Loan Commitment Termination Date, the Borrower may from time to time irrevocably request that (A) a Base Rate Loan be made not less than one

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(1) nor more than five (5) Business Days thereafter or that (B) a LIBOR Loan be made not less than three (3) (or such later date as the Administrative Agent may agree to in its sole discretion with respect to any such request solely as to such request) nor more than five (5) Business Days thereafter; provided, however, a LIBOR Loan to be made on the Effective Date may be irrevocably requested not less than one (1) Business Day prior to the Effective Date; provided further, that no Multi-Draw Term Loan shall be made as a LIBOR Loan for an Interest Period extending beyond the Stated Maturity Date. All (x) Base Rate Loans shall be made in a minimum amount of $5,000,000 and an integral multiple of $100,000 or, if less, in the unused amount of the Multi-Draw Term Loan Commitment Amount, and (y) LIBOR Loans shall be made in a minimum amount of $5,000,000 and an integral multiple of $500,000. The proceeds of all Loans shall be used solely for the purposes described in Section 4.10.
(iv)    Multi-Draw Term Loan Increase.
(A)    Upon satisfaction of the conditions precedent set forth in the definition of Multi-Draw Term Loan Increase and effective as of the date specified in writing by the Administrative Agent, the Multi-Draw Term Loan Commitment Amount may be increased in the aggregate by the Maximum Incremental Amount. The Administrative Agent shall select and reasonably approve one or more Lenders (including any Person not previously a Lender hereunder who executes and delivers a joinder agreement executed by the Borrower, the Administrative Agent and such Lender, in form and substance reasonably acceptable to each of them) to participate in any Multi-Draw Term Loan Increase. Lenders shall have no obligation and no right to participate in any Multi-Draw Term Loan Increase.
(B)    The Borrower shall in coordination with the Administrative Agent repay outstanding Multi-Draw Term Loans of certain Multi-Draw Term Loan Lenders and obtain additional Multi-Draw Term Loans from other Multi-Draw Term Loan Lenders, in each case, to the extent necessary so that all Multi-Draw Term Loan Lenders participate in outstanding Multi-Draw Term Loans ratably, on the basis of their respective Multi-Draw Term Loan Commitment Amounts, after giving effect to the increase in the aggregate Multi-Draw Term Loan Commitment Amounts effected by implementation of the Multi-Draw Term Loan Increase. The Lender Parties hereby agree that the borrowing notice, minimum borrowing, pro rata borrowing, and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to this clause (B). Any repayments made pursuant to this clause (B) shall be accompanied by payment of all accrued interest on the amount prepaid and all amounts owed pursuant to Sections 4.4 and 11.3.

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(C)    Each Multi-Draw Term Loan Lender participating in the Multi-Draw Term Loan Increase (1) will be deemed to have purchased a participation in each then outstanding Letter of Credit (MDT) equal to its Percentage of such Letter of Credit (MDT) and the participation of each other Multi-Draw Term Loan Lender in such Letter of Credit (MDT) shall be adjusted accordingly, and (2) will acquire (and will pay to the Administrative Agent, for the account of each other Multi-Draw Term Loan Lender, in immediately available funds, an amount equal to) its Percentage of all outstanding unreimbursed payments by any Issuing Lender under any Letter of Credit (MDT) and accrued interest thereon as described in Section 2.1.2(b)(iii).
SECTION 2.1.2    Letters of Credit.
(a)    Letter of Credit (Revolver) Facility.
(i)    Letters of Credit (Revolver). The Revolving Loan Commitments may, in addition to advances as Revolving Loans and Swingline Loans, be utilized, upon the request of the Borrower, for the issuance of irrevocable standby or trade letters of credit in United States dollars (individually, a “Letter of Credit (Revolver)” and, collectively, the “Letters of Credit (Revolver)”) by an Issuing Lender (Revolver) for the account of any Loan Party or Shell Subsidiary (other than a Permitted JV Investment Subsidiary and any Shell Subsidiary that is a Subsidiary of a Permitted JV Investment Subsidiary). Immediately upon the issuance by an Issuing Lender (Revolver) of a Letter of Credit (Revolver), and without further action on the part of the Administrative Agent or any Lenders, each Lender shall be deemed to have purchased from such Issuing Lender a participation in such Letter of Credit (Revolver) equal to such Lender’s Percentage of the Revolving Loan Commitment of the aggregate amount available to be drawn under such Letter of Credit (Revolver). Unless collateralized as provided in Section 4.14, each Letter of Credit (Revolver) shall reduce the amount available under the Revolving Loan Commitments by the Letter of Credit Usage with respect to such Letter of Credit (Revolver).
(ii)    Availability. No Letter of Credit shall be issued, renewed, extended or increased if, after giving effect thereto, (A) the Available Revolving Facility Commitment would be less than zero, (B) Aggregate Letter of Credit (Revolver) Usage would exceed the Letter of Credit (Revolver) Sublimit, or (C) the Available Revolving Lender Commitment of any Revolving Lender would be less than zero. If at any time the Aggregate Letter of Credit (Revolver) Usage exceeds the Letter of Credit (Revolver) Sublimit, the Borrower shall reduce the Aggregate Letter of Credit (Revolver) Usage by providing collateral for the Letter of Credit Liability corresponding to such excess Aggregate Letter of Credit (Revolver) Usage in the manner set forth in Section 4.14 to the extent required to eliminate such excess.
(iii)    Reimbursement. The Borrower is irrevocably and unconditionally obligated without presentment, demand, protest or other formalities of any kind to reimburse each Issuing Lender (Revolver) in immediately available funds for any amounts paid by such Issuing Lender (Revolver) with respect to any Letter of Credit (Revolver) issued hereunder.

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Upon receipt from the beneficiary of any Letter of Credit (Revolver) of any notice of drawing under such Letter of Credit (Revolver), the Issuing Lender (Revolver) shall notify the Borrower and Administrative Agent thereof. Not later than 11:00 a.m. (New York City time) on the date of any payment by any Issuing Lender (Revolver) under a Letter of Credit (Revolver) (or if notice is not provided to the Borrower of such drawing prior to such time, not later than 11:00 a.m. (New York City time) on the immediately succeeding Business Day), the Borrower shall reimburse such Issuing Lender through the Administrative Agent in the amount equal to the amount of such drawing (and, if reimbursed on the immediately succeeding Business Day pursuant to this sentence, interest at the sum of the Base Rate plus the Applicable Margin for Revolving Loans at Base Rate on such day (or days if the next immediately succeeding day is not a Business Day)). If the Borrower fails to so reimburse the applicable Issuing Lender by such time, the Borrower shall be deemed to have requested a Revolving Loan (not a Swingline Loan) in the amount of the payment made by such Issuing Lender with respect to such Letter of Credit (Revolver). All amounts paid by an Issuing Lender (Revolver) with respect to any Letter of Credit (Revolver) that are not repaid by the Borrower as required by this Section 2.1.2(a)(iii), or that are not repaid with a Revolving Loan shall bear interest at the sum of the Base Rate plus the highest Applicable Margin for Revolving Loans at Base Rate plus 2%. Each Revolving Lender agrees to fund its Percentage of any Revolving Loan made pursuant to this Section 2.1.2(a)(iii). In the event the Borrower fails to reimburse an Issuing Lender (Revolver) in full for any payment in respect of a Letter of Credit (Revolver) issued hereunder, the Administrative Agent shall promptly notify each Revolving Lender of the amount of such unreimbursed payment and the accrued interest thereon and each such Revolving Lender, on the next Business Day, shall deliver to Administrative Agent an amount equal to its Percentage of the aggregate Revolving Loan Commitments in same day funds. Each Revolving Lender hereby absolutely and unconditionally agrees to pay to each Issuing Lender (Revolver) upon demand by such Issuing Lender such Lender’s Percentage of each payment made by such Issuing Lender in respect of a Letter of Credit (Revolver) and not immediately reimbursed by the Borrower. Each Revolving Lender acknowledges and agrees that its obligations to acquire participations pursuant to this Section 2.1.2(a)(iii) in respect of Letters of Credit (Revolver) and to make the payments to each Issuing Lender (Revolver) required by the preceding sentence are absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default or any failure by the Borrower to satisfy any of the conditions set forth in Section 5.3. If any Revolving Lender fails to make available to an Issuing Lender (Revolver) the amount of such Lender’s Percentage of any payments made by such Issuing Lender in respect of a Letter of Credit (Revolver) as provided in this Section 2.1.2(a)(iii), the Administrative Agent may elect to apply Cash Collateral as described in Section 4.13 and pay such amount to such Issuing Lender. If the Administrative Agent does not so elect or if the funds in such account are insufficient, such Issuing Lender shall be entitled to recover such amount on demand from such Revolving Lender together with interest at the Base Rate.
(b)    Letters of Credit (MDT) Facility.
(i)    Letters of Credit (MDT). The Multi-Draw Term Loan Commitments may, in addition to advances as Multi-Draw Term Loans, be utilized, upon the request of the Borrower, for the issuance of irrevocable standby or trade letters of credit in

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United States dollars (individually, a “Letter of Credit (MDT)” and, collectively, the “Letters of Credit (MDT)”) by an Issuing Lender (MDT) for the account of any Loan Party or Shell Subsidiary (including any Permitted JV Investment Subsidiary). Immediately upon the issuance by an Issuing Lender (MDT) of a Letter of Credit (MDT), and without further action on the part of the Administrative Agent or any Lenders, each Lender shall be deemed to have purchased from such Issuing Lender a participation in such Letter of Credit (MDT) equal to such Lender’s Percentage of the Multi-Draw Term Loan Commitment of the aggregate amount available to be drawn under such Letter of Credit (MDT). Unless collateralized as provided in Section 4.14, each Letter of Credit (MDT) shall reduce the amount available under the Multi-Draw Term Loan Commitments by the Letter of Credit Usage with respect to such Letter of Credit (MDT).
(ii)    Availability. No Letter of Credit (MDT) shall be issued, renewed, extended or increased if, after giving effect thereto, (A) the Available MDT Facility Commitment would be less than zero, (B) Aggregate Letter of Credit (MDT) Usage would exceed the Letter of Credit (MDT) Sublimit, or (C) the Available MDT Lender Commitment of any Multi-Draw Term Loan Lender would be less than zero. If at any time the Aggregate Letter of Credit (MDT) Usage exceeds the Letter of Credit (MDT) Sublimit, the Borrower shall reduce the Aggregate Letter of Credit (MDT) Usage by providing collateral for the Letter of Credit Liability corresponding to such excess Aggregate Letter of Credit (MDT) Usage in the manner set forth in Section 4.14 to the extent required to eliminate such excess.
(iii)    Reimbursement. The Borrower is irrevocably and unconditionally obligated without presentment, demand, protest or other formalities of any kind to reimburse each Issuing Lender (MDT) in immediately available funds for any amounts paid by such Issuing Lender with respect to any Letter of Credit (MDT) issued hereunder. Upon receipt from the beneficiary of any Letter of Credit (MDT) of any notice of drawing under such Letter of Credit (MDT), the Issuing Lender (MDT) shall notify the Borrower and Administrative Agent thereof. Not later than 11:00 a.m. (New York City time) on the date of any payment by any Issuing Lender (MDT) under a Letter of Credit (MDT) (or if notice is not provided to the Borrower of such drawing prior to such time, not later than 11:00 a.m. (New York City time) on the immediately succeeding Business Day), the Borrower shall reimburse such Issuing Lender through the Administrative Agent in the amount equal to the amount of such drawing (and, if reimbursed on the immediately succeeding Business Day pursuant to this sentence, interest at the sum of the Base Rate plus the Applicable Margin for Multi-Draw Term Loans at Base Rate on such day (or days if the next immediately succeeding day is not a Business Day)). If the Borrower fails to so reimburse the applicable Issuing Lender (MDT) by such time, the Borrower shall be deemed to have requested a Multi-Draw Term Loan in the amount of the payment made by such Issuing Lender with respect to such Letter of Credit (MDT). All amounts paid by an Issuing Lender (MDT) with respect to any Letter of Credit (MDT) that are not repaid by the Borrower as required by this Section 2.1.2(b)(iii), or that are not repaid with a Multi-Draw Term Loan shall bear interest at the sum of the Base Rate plus the highest Applicable Margin for Multi-Draw Term Loans at Base Rate plus 2%. Each Multi-Draw Term Loan Lender agrees to fund its Percentage of any Multi-Draw Term Loan made pursuant to this Section 2.1.2(b)(iii). In the event the Borrower fails to reimburse an Issuing Lender (MDT) in full for any payment in respect of a Letter of Credit (MDT) issued hereunder, the Administrative Agent shall promptly

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notify each Multi-Draw Term Loan Lender of the amount of such unreimbursed payment and the accrued interest thereon and each such Multi-Draw Term Loan Lender, on the next Business Day, shall deliver to Administrative Agent an amount equal to its Percentage of the aggregate Multi-Draw Term Loan Commitments in same day funds. Each Multi-Draw Term Loan Lender hereby absolutely and unconditionally agrees to pay to each Issuing Lender (MDT) upon demand by such Issuing Lender such Lender’s Percentage of each payment made by such Issuing Lender in respect of a Letter of Credit (MDT) and not immediately reimbursed by the Borrower. Each Multi-Draw Term Loan Lender acknowledges and agrees that its obligations to acquire participations pursuant to this Section 2.1.2(b)(iii) in respect of Letters of Credit (MDT) and to make the payments to each Issuing Lender (MDT) required by the preceding sentence are absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or an Event of Default or any failure by the Borrower to satisfy any of the conditions set forth in Section 5.3. If any Multi-Draw Term Loan Lender fails to make available to an Issuing Lender (MDT) the amount of such Lender’s Percentage of any payments made by such Issuing Lender in respect of a Letter of Credit (MDT) as provided in this Section 2.1.2(b)(iii), the Administrative Agent may elect to apply Cash Collateral as described in Section 4.13 and pay such amount to such Issuing Lender. If the Administrative Agent does not so elect or if the funds in such account are insufficient, such Issuing Lender shall be entitled to recover such amount on demand from such Multi-Draw Term Loan Lender together with interest at the Base Rate.
(c)    Letters of Credit Facilities Generally.
(i)    Conditions of Issuance of Letters of Credit. In addition to all other terms and conditions set forth in this Agreement, the issuance by an Issuing Lender of any Letter of Credit shall be subject to the conditions precedent that the Letter of Credit shall be in such form, be for such amount, and contain such terms and conditions as are reasonably satisfactory to the Administrative Agent and such Issuing Lender. The expiration date of each Letter of Credit must be on a date which is the earlier of (A) (1) for a standby Letter of Credit, one (1) calendar year from its date of issuance, but may, by its terms, be automatically renewable annually unless such Issuing Lender has notified the Borrower on or prior to the date for notice of terminations set forth in such Letter of Credit but in any event at least thirty (30) days prior to the date of automatic renewal of its election not to renew such Letter of Credit and (2) for a trade Letter of Credit, 180 days for its date of issuance, and (B) the 30th day before the Stated Maturity Date for the Revolving Loan Commitments or the Multi-Draw Term Loan Commitments, as applicable, or such later date as agreed to by both the Administrative Agent and the applicable Issuing Lender, in their sole discretion.
(ii)    Request for Letters of Credit. The Borrower must give the Administrative Agent at least three (3) Business Days’ prior notice (or such shorter period of time as the Administrative Agent and the applicable Issuing Lender shall agree to in their sole discretion), which notice will be irrevocable, specifying the date a Letter of Credit is requested to be issued and the requested amount, identifying the beneficiary, stating whether the Letter of Credit will be a standby or trade Letter of Credit, stating whether the Letter of Credit will be a Letter of Credit (Revolver) or a Letter of Credit (MDT), and describing the nature of the

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transactions proposed to be supported thereby. Any notice requesting the issuance of a Letter of Credit shall be accompanied by the form of the Letter of Credit to be provided by the applicable Issuing Lender. The Borrower must also complete any application procedures and documents required by an Issuing Lender in connection with the issuance of any Letter of Credit, including a certificate regarding Borrower’s compliance with the provisions of Section 5.3 of this Agreement.
(iii)    Borrower Obligations Absolute. The obligations of the Borrower under this Section 2.1.2 are irrevocable, will remain in full force and effect until the Issuing Lenders and Lenders have no further obligations to make any payments or disbursements under any circumstances with respect to any Letter of Credit, shall be absolute and unconditional, shall not be subject to counterclaim, setoff or other defense or any other qualification or exception whatsoever and shall be paid in accordance with the terms and conditions of this Agreement under all circumstances, including, any of the following circumstances, except where caused by the gross negligence or willful misconduct of such Issuing Lender as determined pursuant to a final non-appealable order of a court of competent jurisdiction:
(A)    Any lack of validity or enforceability of this Agreement, any of the other Loan Documents or any documents or instruments relating to any Letter of Credit;
(B)    Any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations in respect of any Letter of Credit or any other amendment, modification or waiver of or any consent to or departure from any Letter of Credit, any documents or instruments relating thereto, or any Loan Document in each case whether or not any Loan Party or any Subsidiary of any Loan Party or any other Person has notice or knowledge thereof;
(C)    The existence of any claim, setoff, defense or other right that any Loan Party or any Subsidiary of any Loan Party or any other Person may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Administrative Agent, any Issuing Lender, any Lender, or any other Person, whether in connection with this Agreement, any other Loan Document, any Letter of Credit, the transactions contemplated hereby or any other related or unrelated transaction or transactions (including any underlying transaction between any Loan Party or any Subsidiary of any Loan Party and the beneficiary named in any such Letter of Credit);
(D)    Any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, any errors, omissions, interruptions or delays in

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transmission or delivery of any messages, by mail, facsimile or otherwise, or any errors in translation or in interpretation of technical terms;
(E)    Payment under any Letter of Credit against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;
(F)    Any defense based upon the failure of any drawing under any Letter of Credit to conform to the terms of such Letter of Credit (provided, that any draft, certificate or other document presented pursuant to such Letter of Credit appears on its face to comply with the terms thereof), any non-application or misapplication by the beneficiary or any transferee of the proceeds of such drawing or any other act or omission of such beneficiary or transferee in connection with such Letter of Credit;
(G)    The exchange, release, surrender or impairment of any collateral or other security for the obligations;
(H)    The occurrence of any Default or Event of Default; or
(I)    Any other circumstance or event whatsoever, including, any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Loan Party, any Subsidiary of any Loan Party or any guarantor or other surety.
Any action taken or omitted to be taken by an Issuing Lender under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, is binding upon the Loan Parties and their Subsidiaries and shall not create or result in any liability of such Issuing Lender to any Loan Party or any Subsidiary of any Loan Party or any other Person.
(iv)    Obligations of Issuing Lenders. Each Issuing Lender (other than the Administrative Agent) hereby agrees that it will not issue a Letter of Credit hereunder until it has provided the Administrative Agent with notice specifying the amount and intended issuance date of such Letter of Credit and the Administrative Agent has returned a written acknowledgment of such notice to such Issuing Lender. Each of the Issuing Lenders and the Administrative Agent agrees to provide such notices and acknowledgement promptly upon the Borrower’s request for a Letter of Credit provided such request satisfies all of the requirements provided herein. Each Issuing Lender (other than the Administrative Agent) further agrees to provide to the Administrative Agent: (A) a copy of each Letter of Credit issued by such Issuing Lender promptly after its issuance; (B) a monthly report summarizing available amounts under Letters of Credit issued by such Issuing Lender, the dates and amounts of any draws under such Letters of Credit, the effective date of any increase or decrease in the face amount of any Letters of Credit during such month and the amount of any unreimbursed draws under such Letters of Credit; and (C) such additional information reasonably requested by the Administrative Agent from time to time with respect to the Letters of Credit issued by such Issuing Lender.

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(v)    UCP and ISP. The Uniform Customs and Practice for Documentary Credits as most recently published from time to time by the International Chamber of Commerce (the “UCP”) is hereby incorporated in this Agreement with respect to trade Letters of Credit and shall be deemed incorporated by this reference into each trade Letter of Credit issued pursuant to this Agreement. The terms and conditions of the UCP shall be binding with respect to trade Letters of Credit on the parties to this Agreement and each beneficiary of any trade Letter of Credit issued pursuant to this Agreement. The International Standby Practices as most recently published from time to time by the International Chamber of Commerce (the “ISP”) is hereby incorporated in this Agreement with respect to standby Letters of Credit and shall be deemed incorporated by this reference into each standby Letter of Credit issued pursuant to this Agreement. The terms and conditions of the ISP shall be binding with respect to standby Letters of Credit on the parties to this Agreement and each beneficiary of any standby Letter of Credit issued pursuant to this Agreement. Notwithstanding the above, upon the request of the Borrower, in the sole discretion of the Administrative Agent and the applicable Issuing Lender, a standby Letter of Credit may expressly incorporate the UCP and the UCP is hereby incorporated in this Agreement with respect to such standby Letters of Credit. Furthermore, the terms and conditions of the UCP shall be binding with respect to such standby Letters of Credit on the parties to this Agreement and each beneficiary of such standby Letter of Credit issued pursuant to this Agreement.
(vi)    Illegality. If, at any time, it becomes unlawful for an Issuing Lender to comply with any of its obligations under any Letter of Credit (including as a result of any Sanctions), the obligations of such Issuing Lender with respect to such Letter of Credit shall be suspended (and all corresponding rights shall cease to accrue) until such time as it may again become lawful for such Issuing Lender to comply with its obligations under such Letter of Credit, and such Issuing Lender shall not be liable for any losses that any Loan Party, any Subsidiary of any Loan Party or any other Person may incur as a result of such suspension.
SECTION 2.1.3    Disbursement of Funds under the Loans. The Administrative Agent shall promptly notify each applicable Lender of its receipt of a Borrowing Request, the amount required to be funded by each such Lender and when such amount must be funded. On the terms and subject to the conditions of this Agreement, each Borrowing shall be made on the Business Day specified in such Borrowing Request. On or before 1:00 p.m. (New York City time) on such Business Day each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender’s Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender’s obligation to make any Loan shall be affected by any other Lender’s failure to make any Loan. Nothing in this Section 2.1.3 or elsewhere in this Agreement or the other Loan Documents shall be deemed to require the Administrative Agent (or any other Lender) to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitments hereunder or to prejudice any rights that the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

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SECTION 2.2    Notes; Updated Schedule II.
(a)    The Borrower hereby unconditionally promises to pay, to the order of each of the Lenders, the Administrative Agent, the Issuing Lenders and the Swingline Lenders, as applicable, the Loans and other Obligations as provided in this Agreement and the other Loan Documents. Upon the request of any applicable Lender, the Borrower shall execute and deliver to such Lender a separate Note for each applicable Term Loan, Multi-Draw Term Loan or Revolving Loan, each dated as of the Effective Date, or, if later, the date of such request, in the principal amount of such Lender’s Percentage of such Commitment or Loan, as applicable. Upon the request of any applicable Lender, the Borrower shall execute and deliver to such Lender a separate Note for each applicable Incremental Term Loan Facility, each dated as of the closing date of such Incremental Term Loan Facility, or, if later, the date of such request, in the principal amount of such Lender’s Percentage of such Incremental Term Loan Commitment or Incremental Term Loan, as applicable. Upon Swingline Lender’s request, the Borrower shall execute and deliver to Swingline Lender a Swingline Note, dated as of the Effective Date, or, if later, the date of such request, in the amount of the Swingline Loan Commitment.
(b)    The Notes issued to each Lender pursuant to clause (a) shall (i) be executed by the Borrower, (ii) be payable to the order of such Lender or such Lender’s assigns, (iii) be in the stated principal amount equal to the Loan made by such Lender on date of such Note or the principal amount of such Lender’s pro rata share of the applicable Commitment, (iv) be payable as provided in Section 3.1, (v) accrue interest as provided in Section 3.2 and (vi) be entitled to the benefits of this Agreement and the other Loan Documents.
(c)    Each Lender shall record in its records the amount and date of each Loan made by such Lender to the Borrower, and each repayment of such Lender’s Loans. The aggregate unpaid principal amount so recorded shall, absent manifest error, be conclusive evidence of the principal amount of the Loan owing and unpaid. The failure to so record any such amount or any error in so recording any such amount shall not, however, limit or otherwise affect the Obligations of the Borrower hereunder or under any Note to repay the principal amount of all Loans hereunder, together with interest accruing thereon.
(d)    The Administrative Agent may from time to time deliver to the Borrower and the Lenders an updated Schedule II hereto reflecting any Incremental Term Loan Facilities permitted by Section 2.1.1(b), any Revolver Increase permitted by Section 2.1.1(c)(ii), or any Multi-Draw Term Loan Increase permitted by Section 2.1.1(f)(iv).
SECTION 2.3    Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the Administrative Agent by facsimile, email or other method of delivery of notice permitted pursuant to Section 11.2, on or before 11:00 a.m. (New York City time) on a Business Day, the Borrower may from time to time irrevocably elect on not less than one (1) Business Day nor more than five (5) Business Days’ notice, in the case of Base Rate Loans, and not less than three (3) nor more than five (5) Business Days’ notice, in the case of LIBOR Loans (other than Swingline Loans), that all, or any portion in an aggregate

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minimum amount of $1,000,000 and an integral multiple of $1,000,000 be, in the case of Loans (other than Swingline Loans) accruing at the Base Rate, converted into LIBOR Loans or be, in the case of LIBOR Loans, converted into Base Rate Loans or continued as LIBOR Loans (in the absence of delivery of a Continuation/Conversion Notice, by facsimile, email or other method of delivery of notice permitted pursuant to Section 11.2, with respect to any LIBOR Loan at least three (3) Business Days (but not more than five (5) Business Days) before the last day of the then current Interest Period with respect thereto, such Loan shall, on such last day, automatically convert to a Base Rate Loans); provided, however, that (a) each such conversion or continuation shall be prorated among the applicable outstanding Loans of all Lenders, (b) upon a Commitment Termination Event or, at the election of the Administrative Agent or the Required Lenders, upon the occurrence and during the continuing of any other Event of Default, no portion of the outstanding principal amount of any Loans may be continued as, or be converted to, LIBOR Loans, (c) no Loans may be continued as, or be converted into, LIBOR Loans for an Interest Period extending beyond the Stated Maturity Date and (d) with respect to LIBOR Loans that have an Interest Period ending on one particular date such Loans shall not be subject to the integral multiple requirement set forth above (it being understood that, if there are Loans with Interest Periods ending on more than one date, this clause shall only apply to those Loans with an Interest Period ending on one particular date and no other date).
ARTICLE III
PAYMENTS, INTEREST AND FEES
SECTION 3.1    Repayments and Prepayments. The Loans shall be repaid as set forth in this Section.
SECTION 3.1.1    Voluntary Prepayments; Commitment Reductions.
(a)    Prior to the Stated Maturity Date, the Borrower may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of the Loans; provided, however, that:
(i)    all such voluntary prepayments shall require notice on or before 11:00 a.m. (New York City time) not less than one (1) nor more than five (5) Business Days’ in advance of any prepayment of any Loan (or such shorter or longer period as the Administrative Agent may agree to in its reasonable discretion); and
(ii)    all such voluntary partial prepayments shall be in an aggregate minimum amount of $1,000,000 and an integral multiple of $500,000 (or in the case of Swingline Loans, an aggregate minimum amount of $250,000 and an integral multiple of $100,000) or, if less, the aggregate principal amount of the relevant Loans outstanding hereunder.

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(b)    The Borrower may, from time to time on any Business Day after the Effective Date, voluntarily reduce the unused amount of any Commitment, the Swingline Loan Commitment, the Letter of Credit (Revolver) Sublimit and the Letter of Credit (MDT) Sublimit; provided, however, that (i) all such reductions shall be made on not less than one (1) nor more than five (5) Business Days’ prior notice to the Administrative Agent and be permanent, (ii) any partial reduction of the unused amount of such Commitment, Swingline Loan Commitment, Letter of Credit (Revolver) Sublimit or Letter of Credit (MDT) Sublimit shall be in a minimum amount of $1,000,000 and in an integral multiple of $500,000 and (iii) the applicable Loans shall have been prepaid to the extent required by Section 3.1.2 or pursuant to Section 4.12(c) or the Letter of Credit Liability corresponding to such Aggregate Letter of Credit (Revolver) Usage or Aggregate Letter of Credit (MDT) Usage, as applicable, shall have been collateralized in accordance with Section 4.14.
SECTION 3.1.2    Mandatory Repayments and Prepayments.
(a)    Stated Maturity Date. On the Stated Maturity Date, the Borrower shall repay in full the then aggregate outstanding principal amount of each Loan.
(b)    Mandatory Prepayments from Certain Sources.
(i)    Equity Raises Net Proceeds. Subject to Section 3.1.2(b)(viii), immediately upon receipt of such Equity Raises Net Proceeds by any Loan Party or Subsidiary of any Loan Party, the Borrower shall be obligated to repay the Loans and other Obligations in an amount equal to the Equity Raises Net Proceeds; provided, however, if no Default or Event of Default has occurred and is continuing or would reasonably be expected to result after giving Pro Forma Effect to the receipt of such Equity Raises Net Proceeds, and to the extent the Loan to Value Ratio does not exceed 42.5%, calculated after giving Pro Forma Effect to the receipt of such Equity Raises Net Proceeds and proposed uses thereof (to the extent such proceeds are applied to such proposed uses within 10 days after receipt), the Borrower shall not be obligated to repay the Loans and other Obligations in an amount equal to the Equity Raises Net Proceeds to the extent (A) (i) such proceeds were raised by CatchMark Timber for the purpose of capitalizing an Unrestricted Timber Subsidiary in connection with consummating an Unrestricted Timber Transaction or for the purpose of making an Investment in a Permitted JV Investment Subsidiary or Permitted Joint Venture permitted under Section 7.2.5(a)(vii) and (ii) promptly upon receipt of such proceeds (and in any event within 10 days after receipt by CatchMark Timber or any other Loan Party or any Subsidiary of any Loan Party), a Financial Officer of the Borrower shall provide certification as to the purpose of the equity issuance and such other information regarding the same as the Administrative Agent may reasonably request, or (B) such proceeds are promptly used to fund the acquisition of additional Real Property by a Subsidiary Guarantor which Real Property shall be subject to the Lien of the Administrative Agent and which acquisition is otherwise permitted pursuant to the terms and provisions of this Agreement.
(ii)    Proceeds of Other Indebtedness. Subject to Section 3.1.2(b)(viii), immediately upon receipt of any net cash proceeds of any Indebtedness other than Indebtedness permitted by Section 7.2.2 by any Loan Party or any Subsidiary of any Loan Party (other than

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Unrestricted Timber Subsidiaries), the Borrower shall be obligated to repay the Loans and other Obligations in an amount equal to such net cash proceeds.
(iii)    Collateral Insurance Proceeds. Subject to Section 3.1.2(b)(viii), immediately upon receipt of any Collateral Insurance Proceeds by any Loan Party or any Subsidiary of any Loan Party or any other property or casualty insurance proceeds by any Loan Party or any Subsidiary of any Loan Party (other than Unrestricted Timber Subsidiaries), the Borrower shall be obligated to repay the Loans and other Obligations in an amount equal to such Collateral Insurance Proceeds or such other property or casualty insurance proceeds; provided, however, if no Default or Event of Default has occurred and is continuing and to the extent the Loan to Value Ratio, calculated after giving Pro Forma Effect to the receipt of such Collateral Insurance Proceeds or such other property or casualty insurance proceeds, does not exceed 42.5%, the Borrower shall not be obligated to repay the Loans and other Obligations in an amount equal to such Collateral Insurance Proceeds or such other property or casualty insurance proceeds to the extent that (A) all such Collateral Insurance Proceeds or such other property or casualty insurance proceeds do not exceed $5,000,000 in the aggregate after the Effective Date and over the remaining term of this Agreement, (B) all such Collateral Insurance Proceeds are applied to repair or replace the lost, damaged or destroyed Collateral within 180 days of receipt of such Collateral Insurance Proceeds by any Loan Party or Subsidiary of any Loan Party, and (C) all other property or casualty insurance proceeds are applied to assets used or useful to the business of any of the Loan Parties within 180 days of receipt of such other property or casualty insurance proceeds by any Loan Party or any Subsidiary of any Loan Party (other than Unrestricted Timber Subsidiaries).
(iv)    [Reserved].
(v)    Timber Lease Termination Proceeds. Subject to Section 3.1.2(b)(viii), immediately upon receipt of any Timber Lease Termination Proceeds by any Loan Party or any Subsidiary of any Loan Party, the Borrower shall be obligated to repay the Loans and other Obligations in an amount equal to such Timber Lease Termination Proceeds; provided, however, if no Default or Event of Default has occurred and is continuing and to the extent the Loan to Value Ratio, calculated after giving Pro Forma Effect to the receipt of Timber Lease Termination Proceeds and such Disposition, does not exceed 42.5%, the Borrower shall not be obligated to repay the Loans and other Obligations (A) to the extent the Timber Lease Termination Proceeds do not exceed 0.5% of the aggregate Value of the Timberlands (calculated as of the date such Timber Lease Termination Proceeds are received) in connection with the termination of a single PLM Lease or a single portion of the LTC Lease or any other Timber Lease and (B) all such Timber Lease Termination Proceeds do not exceed 1.5% of the aggregate Value of the Timberlands (calculated as of the date each such Timber Lease Termination Proceeds are received) in the aggregate after the Effective Date and over the remaining term of this Agreement.
(vi)    Net Permitted Joint Venture Disposition Proceeds. Subject to Section 3.1.2(b)(viii), immediately upon receipt of any Net Permitted Joint Venture Disposition Proceeds by any Loan Party or any Subsidiary of any Loan Party, the Borrower shall be

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obligated to repay the Loans and other Obligations in an amount equal to such Net Permitted Joint Venture Disposition Proceeds; provided, however, if no Default or Event of Default has occurred and is continuing and to the extent the Loan to Value Ratio, calculated after giving Pro Forma Effect to the receipt of such Net Permitted Joint Venture Disposition Proceeds and such Disposition, does not exceed 42.5%, the Borrower shall not be required to repay the Loans and other Obligations to the extent such Net Permitted Joint Venture Disposition Proceeds are used within 270 days of receipt of the Net Permitted Joint Venture Disposition Proceeds (or such later date as may be agreed to by a Subsidiary Guarantor, in each case, by the Administrative Agent in its sole discretion), for acquisitions of additional Real Property or other Investments in Permitted Joint Ventures by a Loan Party, in each case, subject to the Lien of the Administrative Agent and otherwise permitted pursuant to the terms and provisions of this Agreement.
(vii)    Net Real Property Disposition Proceeds. Subject to Section 3.1.2(b)(viii), immediately upon receipt of any Net Real Property Disposition Proceeds by any Loan Party or any Subsidiary of any Loan Party, the Borrower shall be obligated to repay the Loans and other Obligations in an amount equal to such Net Real Property Disposition Proceeds; provided, however, if no Default or Event of Default has occurred and is continuing,
(A)    the Borrower shall not be required to repay the Loans and other Obligations with Net Real Property Disposition Proceeds from a Normal Operating Real Property Disposition until the aggregate of all Net Real Property Disposition Proceeds received in any Fiscal Year from all Normal Operating Real Property Dispositions exceeds 2% of the aggregate Value of the Timberlands (calculated as of the date such Net Real Property Disposition Proceeds are received); provided that, none of the Net Real Property Disposition Proceeds shall be used to fund dividends, distributions or other payments permitted pursuant to Section 7.2.6(x), (y) or (z) of this Agreement; and
(B)    and to the extent the Loan to Value Ratio, calculated after giving Pro Forma Effect to the receipt of such Net Real Property Disposition Proceeds and such Disposition, does not exceed 42.5%, the Borrower shall not be required to repay the Loans and other Obligations with Net Real Property Disposition Proceeds from a Large Real Property Disposition to the extent such Net Real Property Disposition Proceeds are used, within 270 days of receipt of the Net Real Property Disposition Proceeds (or such later date as may be agreed to by the Administrative Agent in its sole discretion), for acquisitions of additional Real Property by a Subsidiary Guarantor which Real Property shall be subject to the Lien of the Administrative Agent and which acquisition is otherwise permitted pursuant to the terms and provisions of this Agreement.
(viii)    Authorized Delay. If no Default or Event of Default has occurred and is continuing, upon the written request of the Borrower, the Administrative Agent may in its sole discretion (or upon the direction of the Required Lenders (such direction given in their sole

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discretion) shall) authorize the Borrower to delay making the repayments required by Section 3.1.2(b)(i), (ii), (iii), (v), (vi) and (vii) until such time as the Administrative Agent determines in its sole discretion that no liabilities for the Borrower under Section 4.4 would result or such liabilities would be materially reduced (it being agreed that during such period of authorized delay such amount shall be cash collateralized in such amounts and on such terms and conditions as are acceptable to the Administrative Agent in its sole discretion).
(c)    Multi-Draw Term Loan & Term A-3 Loan. The Borrower shall, (i) on each date when the Available MDT Facility Commitment is less than zero, repay the Multi-Draw Term Loans or reduce the Aggregate Letter of Credit (MDT) Usage until they have paid in or collateralized an amount equal to such deficit, and (ii) on each date when the Available Term A-3 Facility Commitment is less than zero, repay the Term A-3 Loans until they have paid in an amount equal to such deficit.
(d)    Acceleration. The Borrower shall, immediately upon any acceleration of the Stated Maturity Date of any Loans or Letters of Credit pursuant to Section 8.2 or Section 8.3, repay all (or if only a portion is accelerated thereunder, such portion of) the Loans then outstanding and reduce the Aggregate Letter of Credit (Revolver) Usage and Aggregate Letter of Credit (MDT) Usage to zero.
(e)    Incremental Term Loans. The Borrower shall repay the aggregate outstanding balance of any Incremental Term Loans as provided in the amendment or supplement to this Agreement documenting such Incremental Term Loans; provided, however, that the Borrower shall repay the aggregate amount outstanding under any Incremental Term Loans in full on the Stated Maturity Date.
(f)    Revolving Loans. The Borrower shall, on each date when the Available Revolving Facility Commitment is less than zero, repay the Revolving Loans, Swingline Loans or reduce the Aggregate Letter of Credit (Revolver) Usage until they have paid in or collateralized an amount equal to such deficit. During the Multi-Draw Term Loan Availability Period, within five (5) Business Days (or such later date as the Administrative Agent shall agree in its sole discretion but, in any event, within 90 days) of the aggregate outstanding principal amount of the Revolver Real Property Acquisition Loans equaling $5,000,000, the Borrower shall repay all such outstanding Revolver Real Property Acquisition Loans in an amount equal to the lesser of (i) all such outstanding Revolver Real Property Acquisition Loans and (ii) the Available MDT Facility Commitment.
SECTION 3.1.3    Application of Payments.
(a)    Application to Loans. Each prepayment of any Loans made pursuant to Section 3.1.2(b)(i), (ii), (iii), (v), (vi), or (vii) shall be applied as follows: first, to the outstanding balance of any Multi-Draw Term Loans; and second, after any Multi-Draw Term Loans have been paid in full, pro rata to the outstanding balance of any Incremental Term Loans (if and when applicable); and third, after any Incremental Term Loans (if and when applicable) have been paid in full, pro rata to the outstanding balance of the Term Loans; and fourth, after the Term Loans have been paid in full, to the outstanding balance of any Swingline Loans; and fifth,

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after any Swingline Loans have been paid in full, to the outstanding balance of any Revolving Loans; and sixth, after any Revolving Loans have been paid in full, pro rata to reduce the Aggregate Letter of Credit (Revolver) Usage and the Aggregate Letter of Credit (MDT) Usage by providing collateral pursuant to Section 4.14.
(b)    [reserved].
(c)    Application of Commitment Reductions to Revolving Loan Commitment. If any reduction in the Revolving Loan Commitments would cause the Revolving Loan Commitments to be less than the sum of the Swingline Loan Commitment and/or the Letter of Credit (Revolver) Sublimit, then, unless an Event of Default has occurred and is continuing, the Borrower shall reduce the Swingline Loan Commitment or the Letter of Credit (Revolver) Sublimit upon such reduction of the Revolving Loan Commitment such that the sum of the Swingline Loan Commitment and the Letter of Credit (Revolver) Sublimit does not exceed the Revolving Loan Commitments.
(d)    Application of Voluntary Prepayment. Unless an Event of Default has occurred and is continuing, each prepayment of any Loans made pursuant to Section 3.1.1 shall be applied among the Loans as the Borrower may direct. If the Borrower fails to direct the application of any prepayment of any Loans made pursuant to Section 3.1.1, such prepayment shall be applied first, to the prepayment of any Swingline Loans; second, after any Swingline Loans have been paid in full, to the prepayment of any Revolving Loans; third, after any Revolving Loans have been paid in full, pro rata to the outstanding balance of any Multi-Draw Term Loans and any Incremental Term Loans (if and when applicable); fourth, after any Multi-Draw Term Loans and any Incremental Term Loans (if and when applicable) have been paid in full, pro rata to the outstanding balance of the Term Loans; and fifth, after the Term Loans have been paid in full, pro rata to reduce the Aggregate Letter of Credit (Revolver) Usage and the Aggregate Letter of Credit (MDT) Usage by providing collateral pursuant to Section 4.14.
(e)    Installments; Interest Rate; Penalties. Any repayment of any Loans made pursuant to Sections 3.1.1 and 3.1.2 and applied to the Term Loans, any Multi-Draw Term Loans, or any Incremental Term Loans shall be applied to the principal installments in the inverse order of maturity. All payments made pursuant to Sections 3.1.1 and 3.1.2 shall first be applied to Base Rate Loans or LIBOR Loans, as the Borrower shall direct in writing and, in the absence of such direction, shall first be applied to Base Rate Loans and then to LIBOR Loans as the Administrative Agent shall elect. Each prepayment of any Loans made pursuant to this Section 3.1 (and assignments pursuant to Section 4.5 or Section 11.11) shall, except as provided in Section 4.4, be without premium or penalty and be accompanied by the payment of accrued and unpaid interest on the amount prepaid.
(f)    Application of Prepayment to Revolving Loans. For the purposes of calculating the aggregate outstanding principal amount of the Revolver Real Property Acquisition Loans, each prepayment for any Revolving Loans shall be deemed applied as follows: first, to any Borrowing of Revolving Loans not identified as Revolver Real Property Acquisition Loans in the applicable Borrowing Request; and, second, after all Revolving Loans

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not identified as Revolver Real Property Acquisition Loans have been paid in full, to any Borrowing of Revolving Loans identified as Revolver Real Property Acquisition Loans in the applicable Borrowing Request; provided that, any prepayment of Revolver Real Property Acquisition Loans financed with the proceeds of a Borrowing of Multi-Draw Term Loans or of Incremental Term Loans shall be deemed applied to the outstanding Revolver Real Property Acquisition Loans.
SECTION 3.2    Interest Provisions. Interest on the outstanding principal amount of Loans shall, pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, accrue and be payable in accordance with this Section.
SECTION 3.2.1    Interest Rates.
Subject to Section 3.2.2, the Borrower may elect, pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice:
(a)    a Borrowing of Loans that accrue interest at a rate per annum equal to the sum of the Base Rate from time to time in effect plus the Applicable Margin; and
(b)    a Borrowing of Loans that accrue interest at a rate per annum equal to LIBOR for such Interest Period plus the Applicable Margin;
provided, that any Incremental Term Loans shall accrue interest as provided in the amendment, supplement or restatement of this Agreement evidencing such Incremental Term Loans; provided further, any Borrowing of a Swingline Loan must be at the rate described in clause (a).
SECTION 3.2.2    Post-Default Rates. Upon a Commitment Termination Event or, at the election of the Required Lenders, upon the occurrence and during the continuance of any other Event of Default, the Borrower shall pay, but only to the extent permitted by Law, interest (including post-default interest and interest accruing after the commencement of any proceeding under any Debtor Relief Laws referred to in Section 8.1.7, whether or not a claim for post-filing or post-petition interest is allowed in any such proceeding) (i) on the Loans at a rate per annum equal to the applicable interest rate then in effect (inclusive of the highest Applicable Margin) with respect to such Loans plus 2.00% per annum and (ii) on all other Obligations that are past due at a rate per annum equal to the Base Rate plus the highest Applicable Margin for Revolving Loans at Base Rate plus 2.00%.
SECTION 3.2.3    Interest Payment Dates. Interest accrued on each Loan shall be paid as follows:
(a)    on the Stated Maturity Date therefor;
(b)    on the date of any payment or prepayment, in whole or in part, of principal outstanding on such Loan on the principal amount so paid or prepaid;

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(c)    on the last day of each applicable Interest Period and, if interest on the Loans is accruing at the Base Rate, on each Quarterly Payment Date and, if interest on the Loans is accruing at LIBOR and the Interest Period is longer than three months, on the three-month anniversary of the first day of the applicable Interest Period; and
(d)    on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such acceleration.
Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.
SECTION 3.2.4    Cost of Funds True Up. The Borrower, each Lender and each other party to this Agreement acknowledge that LIBOR may not represent the true cost of funds incurred by the Lenders in connection with making LIBOR Loans available to the Borrower. In recognition of the foregoing, each party to this Agreement agrees that, with respect to each Reset Date for Term A-2 Loans, Term A-3 Loans and Term A-4 Loans bearing interest at LIBOR, the Administrative Agent shall (i) determine the difference (in basis points), if any, between the Current Cost of Funds as of such Reset Date and the Effective Date Cost of Funds (or with respect to the Term A-4 Loans, the Amendment Effective Date Cost of Funds) and (ii) apply such difference (in a like amount of basis points) as an increase (if the Current Cost of Funds as of such Reset Date exceeds the Effective Date Cost of Funds or Amendment Effective Date Cost of Funds, as applicable) or decrease (if the Effective Date Cost of Funds or Amendment Effective Date Cost of Funds, as applicable, exceeds the Current Cost of Funds as of such Reset Date), as applicable, to LIBOR, which increase or decrease shall commence from and as of such Reset Date and shall remain in effect until the repayment in full of all Loans and other outstanding Obligations under the Loan Documents.
SECTION 3.3    Revolver Commitment Fee. The Borrower agrees to pay to the Administrative Agent, for the pro rata account of each Revolving Lender (other than each Revolving Lender that is a Defaulting Lender), for the period (including any portion thereof when the Revolving Loan Commitment is not available to be borrowed by reason of the Borrower’s inability to satisfy any condition of Article V) commencing on the Effective Date and continuing through the Revolving Loan Commitment Termination Date, a commitment fee (the “Revolver Commitment Fee”) at the Applicable Margin on such Lender’s Percentage of the average daily unused portion of the Revolving Loan Commitment Amount (calculated for the Swingline Lender as all Revolving Loan Commitment Amounts, minus the aggregate outstanding principal of all Revolving Loans, minus the aggregate outstanding principal of all Swingline Loans, minus the face amount of each outstanding Letter of Credit (Revolver); and calculated for all Lenders other than the Swingline Lender as all Revolving Loan Commitment Amounts minus the aggregate outstanding principal of all Revolving Loans minus the face amount of each outstanding Letter of Credit (Revolver)) during the Fiscal Quarter ending immediately prior to the applicable Quarterly Payment Date

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(without taking into account that portion of Revolving Loan Commitment Amount attributable to such Defaulting Lender). Such commitment fees are non-refundable and shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first Quarterly Payment Date following the Effective Date, and on the Revolving Loan Commitment Termination Date.
SECTION 3.4    Additional Commitment Fees.
SECTION 3.4.1    Multi-Draw Term Loan Commitment Fee. The Borrower agrees to pay to the Administrative Agent, for the pro rata account of each Multi-Draw Term Loan Lender (other than each Multi-Draw Term Loan Lender that is a Defaulting Lender), for the period (including any portion thereof when the Multi-Draw Term Loan Commitment is not available to be borrowed by reason of the Borrower’s inability to satisfy any condition of Article V) commencing on the Effective Date and continuing through the Multi-Draw Term Loan Commitment Termination Date, a commitment fee (the “Multi-Draw Term Loan Commitment Fee”) at the Applicable Margin on such Lender’s Percentage of the average daily unused portion of the Multi-Draw Term Loan Commitment Amount (calculated for all Lenders as all Multi-Draw Term Loan Commitment Amounts minus the aggregate principal amount of all Multi-Draw Term Loans minus the face amount of each outstanding Letter of Credit (MDT)) during the Fiscal Quarter ending immediately prior to the applicable Quarterly Payment Date (without taking into account that portion of the Multi-Draw Term Loan Commitment Amount attributable to such Defaulting Lender). Such commitment fees are non-refundable and shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first Quarterly Payment Date following the Effective Date, and on the Multi-Draw Term Loan Commitment Termination Date.
SECTION 3.4.2    Term A-3 Loan Commitment Fee. The Borrower agrees to pay to the Administrative Agent, for the pro rata account of each Term A-3 Loan Lender (other than each Term A-3 Loan Lender that is a Defaulting Lender), for the period (including any portion thereof when the Term A-3 Loan Commitment is not available to be borrowed by reason of the Borrower’s inability to satisfy any condition of Article V) commencing on the Fifth Amendment Effective Date and continuing through the Term A-3 Loan Commitment Termination Date, a commitment fee (the “Term A-3 Loan Commitment Fee”) at the Applicable Margin on such Lender’s Percentage of the average daily unused portion of the Term A-3 Loan Commitment Amount (calculated for all Lenders as all Term A-3 Loan Commitment Amounts minus the aggregate principal amount of all Term A-3 Loans). Such commitment fees are non-refundable and shall be payable by the Borrower in arrears on each Quarterly Payment Date, commencing with the first Quarterly Payment Date following the Fifth Amendment Effective Date, and on the Term A-3 Loan Commitment Termination Date.

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SECTION 3.5    Letter of Credit Fees.
SECTION 3.5.1    Letter of Credit (Revolver) Lenders. From the Effective Date, the Borrower shall pay the Administrative Agent for the account of all Revolving Lenders that are not Defaulting Lenders with respect to which any Issuing Lender (Revolver) has exercised the right to require Cash Collateralization pursuant to Section 4.13 from the Borrower or such Defaulting Lender (based upon their respective Percentages) a fee for each Letter of Credit (Revolver) from the date of issuance to the date of termination in an amount equal to the Applicable Margin for Revolving Loans at LIBOR per annum multiplied by the undrawn face amount of such Letter of Credit (Revolver), calculated for the actual number of days elapsed. Such fee shall be payable to the Administrative Agent for the benefit of all Lenders committed to make Revolving Loans (based upon their respective Percentages). Such fee is to be paid quarterly in arrears on the Quarterly Payment Date and the termination of the Letter of Credit (Revolver).
SECTION 3.5.2    Letter of Credit (MDT) Lenders. From the Effective Date, the Borrower shall pay the Administrative Agent for the account of all Multi-Draw Term Loan Lenders that are not Defaulting Lenders with respect to which any Issuing Lender (MDT) has exercised the right to require Cash Collateralization pursuant to Section 4.13 from the Borrower or such Defaulting Lender (based upon their respective Percentages) a fee for each Letter of Credit (MDT) from the date of issuance to the date of termination in an amount equal to the Applicable Margin for Multi-Draw Term Loans at LIBOR per annum multiplied by the undrawn face amount of such Letter of Credit (MDT), calculated for the actual number of days elapsed. Such fee shall be payable to the Administrative Agent for the benefit of all Lenders committed to make Multi-Draw Term Loans (based upon their respective Percentages). Such fee is to be paid quarterly in arrears on the Quarterly Payment Date and the termination of the Letter of Credit (MDT).
SECTION 3.5.3    Letter of Credit Issuing Lender. With respect to each Letter of Credit, Borrower shall also pay Administrative Agent, for the benefit of the Issuing Lender issuing such Letter of Credit, an issuance fee equal to the greater of (a) $1,000, or (b) 0.125% of the face amount of such Letter of Credit, which amount shall be paid upon the date of issuance and, if the expiration date of such Letter of Credit is later than one (1) calendar year from its date of issuance (whether pursuant to the original terms of the Letter of Credit or pursuant to a renewal, extension or other modification), upon each anniversary of the date of issuance during the term of such Letter of Credit, as well as such Issuing Lender’s then in effect customary administrative fees and administrative expenses payable with respect to such Letter of Credit as such Issuing Lender may generally charge or incur from time to time in connection with the issuance, maintenance, amendment (if any), renewal, extension, assignment or transfer (if any), negotiation or administration of such Letter of Credit.
SECTION 3.6    Extension of Stated Maturity Date.
SECTION 3.6.1    Requests for Extension. The Borrower may, by notice to the Administrative Agent (who shall promptly notify the Lenders), request that each Lender to any credit facility or credit facilities, as the Borrower shall specify in its notice to the

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Administrative Agent, extend such Lender’s Stated Maturity Date then in effect hereunder with respect to such credit facility or credit facilities (the “Existing Stated Maturity Date”) for a period of time from the Existing Stated Maturity Date, as the Borrower shall specify in its notice to the Administrative Agent.
SECTION 3.6.2    Lender Elections to Extend. Each Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given no later than the date (the “Notice Date”) that is 30 days after the date of the Borrower’s notice to the Administrative Agent (or, if such date is not a Business Day, on the next preceding Business Day), advise the Administrative Agent whether or not such Lender agrees to such extension or extensions (and each Lender that determines not to so extend its Stated Maturity Date with respect to any such credit facility (a “NonExtending Lender”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Notice Date) and any Lender that does not so advise the Administrative Agent on or before the Notice Date shall be deemed to be a NonExtending Lender). The election of any Lender to agree to such extension or extensions shall not obligate any other Lender to so agree.
SECTION 3.6.3    Notification by Administrative Agent. The Administrative Agent shall notify the Borrower of each Lender’s determination under this Section 3.6 with respect to each specified credit facility no later than the date 45 days after the date of the Borrower’s notice to the Administrative Agent (or, if such date is not a Business Day, on the next preceding Business Day).
SECTION 3.6.4    Additional Commitment Lenders. The Borrower shall have the right to replace each NonExtending Lender with, and add as “Lenders” under this Agreement in place thereof, one or more Eligible Assignees (each, an “Additional Commitment Lender”), each of which Additional Commitment Lenders shall have entered into an Assignment and Assumption or similar agreement in form and substance satisfactory to the Borrower and the Administrative Agent pursuant to which such Additional Commitment Lender shall, effective as of the extension of the Existing Stated Maturity Date, undertake a Commitment or Loan (and, if any such Additional Commitment Lender is already a Lender, its Commitment or Loan shall be in addition to such Lender’s Commitment or Loan hereunder on such date) with respect to such specified credit facility.
SECTION 3.6.5    Extension Requirement. If (and only if) the total of the Commitments (in the case of the Revolving Loan credit facility and, prior to the Multi-Draw Term Loan Commitment Termination Date, the Multi-Draw Term Loan credit facility and, prior to the Term A-3 Loan Commitment Termination Date, the Term A-3 Loan credit facility) plus the then outstanding principal amount of the Loans (in the case of the Term Loan credit facilities (other than the Term A-3 Loan credit facility), any Incremental Term Loan Facility and, on and after the Multi-Draw Term Loan Commitment Termination Date, the Multi-Draw Term Loan credit facility and, on and after the Term A-3 Loan Commitment Termination Date, the Term A-3 Loan credit facility) of the Lenders that have agreed so to extend their Existing Stated Maturity Date and the additional Commitments of the Additional Commitment Lenders equal the aggregate amount of the Commitments (in the case of the Revolving Loan credit facility and, prior to the

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Multi-Draw Term Loan Commitment Termination Date, the Multi-Draw Term Loan credit facility and, prior to the Term A-3 Loan Commitment Termination Date, the Term A-3 Loan credit facility) and the then outstanding principal amount of the Loans (in the case of Term Loan credit facilities (other than the Term A-3 Loan credit facility), any Incremental Term Loan Facility and, on and after the Multi-Draw Term Loan Commitment Termination Date, the Multi-Draw Term Loan credit facility and, on and after the Term A-3 Loan Commitment Termination Date, the Term A-3 Loan credit facility) in effect immediately prior to the extension of the Existing Stated Maturity Date, then, effective as of the extension of the Existing Stated Maturity Date, the Existing Stated Maturity Date of each extending Lender and of each Additional Commitment Lender shall be extended by the period of time specified in the Borrower’s notice to the Administrative Agent after the Existing Stated Maturity Date (except that, if such date is not a Business Day, such Existing Stated Maturity Date as so extended shall be the next preceding Business Day) and each Additional Commitment Lender shall thereupon become a “Lender” for all purposes of this Agreement.
SECTION 3.6.6    Conditions to Effectiveness of Extensions. Notwithstanding the foregoing, the extension of the Existing Stated Maturity Date pursuant to this Section 3.6 shall not be effective with respect to any Lender unless:
(a)    no Default or Event of Default shall have occurred and be continuing on the date of such extension and after giving Pro Forma Effect thereto;
(b)    the representations and warranties contained in this Agreement are true and correct in all material respects on and as of the date of such extension and after giving effect thereto, as though made on and as of such date; provided that such representations and warranties (i) that relate solely to an earlier date shall be true and correct as of such earlier date and (ii) shall be true and correct in all respects if they are qualified by a materiality standard;
(c)    with respect to any request for an extension of the Existing Stated Maturity Date of the Revolving Loan credit facility, any Issuing Lender (Revolver) and the Swingline Lender shall have consented to such extension of the Revolving Loan Commitments, to the extent that such extension of the Revolving Loan Commitments provides for the issuance or extension of Letters of Credit (Revolver) by such Issuing Lender (Revolver) or making of Swingline Loans by such Swingline Lender at any time during the extended period;
(d)    with respect to any request for an extension of the Existing Stated Maturity Date of the Multi-Draw Term Loan credit facility, any Issuing Lender (MDT) shall have consented to such extension of the Multi-Draw Term Loan Commitments, to the extent that such extension of the Multi-Draw Term Loan Commitments provides for the issuance or extension of Letters of Credit (MDT) by such Issuing Lender (MDT) at any time during the extended period;
(e)    on or before the extension of the Existing Stated Maturity Date, (1) the Borrower shall have replaced each Non-Extending Lender as provided in Section 3.6.4 and (2) the Borrower shall have paid in full any amounts owing to such Non-Extending Lender hereunder after giving effect to such replacement; and

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(f)    the terms of such extended Commitments and extended Loans shall comply with Section 3.6.7.
SECTION 3.6.7    Terms. The terms of each extension of the Existing Stated Maturity Date of each credit facility or credit facilities shall be determined by the Borrower and the applicable extending Lenders and set forth in an Extension Amendment; provided that (a) the final maturity date of any extended Commitments or extended Loans shall be no earlier than the Existing Stated Maturity Date with respect to such credit facility, (b) the interest rate margin, rate floors, fees, original issue discount and premium applicable to any extended Commitment and extended Loans shall be determined by the Borrower and the applicable extending Lenders, and (c) the terms of the extended Commitments or extended Loans, as applicable, shall be substantially identical to the terms set forth herein (except as set forth in clauses (a) through (b) above) other than any terms applicable only after the maturity of all other credit facilities.
SECTION 3.6.8    Extension Amendment. In connection with any extension of the Existing Stated Maturity Date of any credit facility or credit facilities, the Borrower, the Administrative Agent and each applicable extending Lender shall execute and deliver to the Administrative Agent an Extension Amendment and such other documentation as the Administrative Agent shall reasonably specify to evidence the extension of the Existing Stated Maturity Date of any credit facility or credit facilities, in form and substance satisfactory to the Borrower and the Administrative Agent. The Administrative Agent shall promptly notify each Lender as to the effectiveness of each extension of the Existing Stated Maturity Date of any credit facility or credit facilities. Any Extension Amendment may, without the consent of any other Lender, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent and the Borrower, to implement the terms of any such extension of the Existing Stated Maturity Date of any credit facility or credit facilities on terms consistent with this Section 3.6.
ARTICLE IV
YIELD PROTECTION, TAXES AND RELATED PROVISIONS
SECTION 4.1    Eurodollar Rate Lending Unlawful. If any Lender shall determine (which determination shall, upon notice thereof to the Borrower and the Administrative Agent, be conclusive and binding on the Borrower) that any Change in Law makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Lender to accrue interest on the Loans at LIBOR, the obligations of the Lenders to continue to accrue interest on the Loans at LIBOR shall, upon such determination, forthwith be suspended until such Lender shall notify the Administrative Agent that the circumstances causing such suspension no longer exist, and all Loans shall automatically, at the end of the then current Interest Period, continue to accrue interest at the Base Rate. During the period referenced in the foregoing sentence, the component of the Base Rate based upon LIBOR will not be used in any determination of the Base Rate.
SECTION 4.2    Inability to Determine Rates. Subject to Section 4.15, if the Administrative Agent shall have determined or been instructed by the Required Lenders that

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adequate means do not exist for adequately and fairly determining the cost to the Lenders or that LIBOR does not adequately cover the costs of such Lenders of making or maintaining LIBOR Loans or calculating the same, then, upon notice from the Administrative Agent to the Borrower and the Lenders, the obligations of all Lenders under Article II to make or continue any Loans as, or to convert any Loans into, LIBOR Loans shall forthwith be suspended until the Administrative Agent shall notify the Borrower and the Lenders that the circumstances causing such suspension no longer exist.
SECTION 4.3    Capital Adequacy and Other Adjustments.
(a)    Increased Costs, Generally. If any Change in Law shall:
(i)    impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any reserve requirement reflected in LIBOR) or any Issuing Lender;
(ii)    subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or
(iii)    impose on any Lender or the London (or any other applicable) interbank market any other condition, cost or expense affecting this Agreement or any Loan made by any Lender or any Letter of Credit participation therein;
and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, converting to, continuing or maintaining any Loan or of maintaining its obligation to make any such Loan, or to increase the cost to such Lender, such Issuing Lender or such other Recipient of participating in, issuing or maintaining any Letter of Credit (or of maintaining any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender, such Issuing Lender or other Recipient hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, Issuing Lender or other Recipient, the Borrower will pay to such Lender, Issuing Lender or other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender, Issuing Lender or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.
(b)    Capital Requirements. If any Lender or Issuing Lender determines that any Change in Law affecting such Lender of Issuing Lender or any lending office of such Lender or such Lender’s or Issuing Lender’s holding company, if any, regarding capital or liquidity requirements, has or would have the effect of reducing the rate of return on such Lender’s or Issuing Lender’s capital or on the capital of such Lender’s or Issuing Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or Letters of Credit issued by any Issuing Lender, to a level below that which such Lender or Issuing Lender such Lender’s or Issuing Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Lender’s policies and the policies of

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such Lender’s or Issuing Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or Issuing Lender such additional amount or amounts as will compensate such Lender or Issuing Lender or such Lender’s or Issuing Lender’s holding company for any such reduction suffered.
(c)    Certificates of Reimbursement. A certificate of a Lender or Issuing Lender setting forth the amount or amounts necessary to compensate such Lender or Issuing Lender or its holding company, as the case may be, as specified in clause (a) or (b) of this Section and delivered to the Borrower (with a copy to the Administrative Agent), shall be conclusive absent manifest error. The Borrower shall pay such Lender or Issuing Lender the amount shown as due on any such certificate within 10 days after receipt thereof.
(d)    Failure or delay on the part of any Lender or Issuing Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or Issuing Lender pursuant to this Section for any increased costs incurred or reductions suffered more than nine months prior to the date that such Lender or Issuing Lender, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions, and of such Lender’s or Issuing Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine-month period referred to above shall be extended to include the period of retroactive effect thereof).
SECTION 4.4    Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender) as a result of any Loan or Letter of Credit not being made in accordance with a Borrowing Request, the Interest Period of any Loan not being continued in accordance with the Continuation/Conversion Notice therefor or any repayment or prepayment of the principal amount of any Loans or Letters of Credit on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1, Section 4.1, Section 4.2, Article VIII or any assignment pursuant to Section 4.5 or otherwise then, upon the notice of such Lender to the Borrower (with a copy to the Administrative Agent), the Borrower shall promptly (and, in any event, within three (3) Business Days of receipt of such notice) pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrower. For the purpose of calculating amounts payable to a Lender under this Section, each Lender shall be deemed to have actually funded its relevant Loan through the purchase of a deposit bearing interest at LIBOR in an amount equal to the amount of that Loan and having a maturity comparable to the relevant Interest Period; provided, that each Lender may fund each of its Loans in any manner it sees fit, and the foregoing assumption shall be utilized only for the calculation of amounts payable under this Section.

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SECTION 4.5    Mitigation Obligations; Replacement of Lender.
(a)    Designation of Different Lending Office. If any Lender requests compensation under Section 4.3, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.6, then such Lender shall (at the request of the Borrower) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 4.3 or Section 4.6, as the case may be, in the future, and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(b)    Replacement of Lenders. If any Lender requests compensation under Section 4.3, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.6 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with clause (a), or if any Lender is a Defaulting Lender or a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.11), all of its interests, rights (other than its existing rights to payments pursuant to the Loan Documents) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that:
(i)    The Borrower shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 11.11;
(ii)    such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Letter of Credit Liabilities, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 11.3, Section 4.4 and Section 3.1) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts);
(iii)    in the case of any such assignment resulting from a claim for compensation under Section 4.3 or payments required to be made pursuant to Section 4.6, such assignment will result in a reduction in such compensation or payments thereafter;
(iv)    such assignment does not conflict with Law; and
(v)    in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

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Other than with respect to a Non-Extending Lender who qualifies as a Non-Consenting Lender under clause (b) of the definition of such term, a Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
SECTION 4.6    Taxes.
(a)    Issuing Lender. For purposes of this Section 4.6, the term “Lender” includes an Issuing Lender.
(b)    Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Law. If any Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.
(c)    Payment of Other Taxes by the Borrower. The Borrower shall timely pay to the relevant Governmental Authority in accordance with Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.
(d)    Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.
(e)    Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.11(d) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable

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or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (e).
(f)    Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 4.6, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(g)    Status of Lenders.
(i)    Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times prescribed by Law or reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Law or reasonably requested by the Borrower or Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Sections 4.6 (g)(ii)(A), (B), and (D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.
(ii)    Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person,
(A)    any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;
(B)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such

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number of copies as shall be requested by the recipient) on or about to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:
(1)    in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(2)    executed copies of IRS Form W-8ECI;
(3)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit 4.6 (A) to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, or a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or
(4)    to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit 4.6 (B) or Exhibit 4.6 (C), IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit 4.6 (D) on behalf of each such direct and indirect partner;

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(C)    any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of any other form prescribed by Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and
(D)    if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.
(h)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 4.6 (including by the payment of additional amounts pursuant to this Section 4.6), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 4.6 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this clause (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such

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Governmental Authority. Notwithstanding anything to the contrary in this clause (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this clause (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This clause shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.
(i)    Survival. Each party’s obligations under this Section 4.6 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments, the expiration or cancellation of all Letters of Credit and the repayment, satisfaction or discharge of all obligations under any Loan Document.
SECTION 4.7    Payments, Interest Calculations, etc.
(a)    Unless otherwise expressly provided, all payments by the Borrower pursuant to or in respect of this Agreement, the Notes or any other Loan Document shall be made by the Borrower to the Administrative Agent for the pro rata account of the Lenders entitled to receive such payment; provided, however, in the case of any Revolving Lender, Multi-Draw Term Loan Lender, or Term A-3 Loan Lender, as applicable, being a Defaulting Lender due to failure to fund, the Administrative Agent shall be entitled to set off the funding shortfall against such Defaulting Lender’s respective share of all payments received from the Borrower. All such payments required to be made to the Administrative Agent shall be made without setoff, deduction or counterclaim, not later than 11:00 a.m. (New York City time), on the date due, in same day or immediately available funds, to such account as the Administrative Agent shall specify from time to time by notice to the Borrower. Funds received after that time shall be deemed to have been received by the Administrative Agent on the next succeeding Business Day and any applicable interest shall continue to accrue thereon. The Administrative Agent shall promptly remit (and, in any event, on the same Business Day as received by the Administrative Agent is so received on or prior to 11:00 a.m. (New York City time)) in same day funds to each Lender its share, if any, of such payments received by the Administrative Agent for the account of such Lender.
(b)    All interest and fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest or fee is payable over a year comprised of 360 days. If a Loan is repaid on the same day it is made one day’s interest shall be charged. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (b) of the definition of “Interest Period”) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

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(c)    The Administrative Agent is authorized to charge any account maintained by any of the Loan Parties with it for any Obligations owing to it or any of the Lender Parties.
(d)    Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents, together with all fees, charges and other amounts treated as interest under applicable Law (collectively, the “Charges”) shall not exceed the maximum rate of non-usurious interest permitted by applicable Law (the “Maximum Rate”).  If the Administrative Agent or any Lender shall receive interest and Charges in an amount that exceeds the Maximum Rate, the excess interest and Charges shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest and Charges contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable Law, (i) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
SECTION 4.8    Sharing of Payments.
If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other obligations hereunder resulting in such Lender receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such obligations greater than its Percentage thereof as provided herein (other than pursuant to Section 4.5(b)), then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other obligations of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and other amounts owing them; provided that:
(i)    if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and
(ii)    the provisions of this clause shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), or (B) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Letter of Credit Liabilities to any assignee or participant, other than to the Loan Parties or any Subsidiary thereof (as to which the provisions of this clause shall apply).
Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against each Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of each Loan Party in the amount of

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such participation. This Section 4.8 shall not apply to any action taken by any Farm Credit Lender with respect to any Farm Credit Equities held by the Borrower.
SECTION 4.9    Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, each Issuing Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) or other property at any time held, and other obligations (in whatever currency) at any time owing, by such Lender, such Issuing Lender or any such Affiliate, to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender or such Issuing Lender or their respective Affiliates, irrespective of whether or not such Lender, Issuing Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured or are owed to a branch, office or Affiliate of such Lender or such Issuing Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 4.12 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Lenders and the Lenders, and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, each Issuing Lender and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Lender or its respective Affiliates may have. Each Lender and Issuing Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.
SECTION 4.10    Use of Proceeds.
(a)    Term Loans. The Term A-1 Loans reflect the remaining outstanding balance of “Term Loan” indebtedness under the Existing Credit Agreement. The proceeds of the Term A-2 Loans and the Term A-3 Loan shall be used solely to refinance the outstanding balance of the Multi-Draw Term Loans under the Existing Credit Agreement concurrent with the effectiveness of this Agreement; provided that the proceeds of any Term A-3 Loans advanced during the Term A-3 Loan Availability Period shall be used solely to finance acquisitions by any Subsidiary Guarantor of (A) additional Real Property (along with actual and reasonably estimated reasonable fees and out-of-pocket transaction costs and expenses related thereto) that

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will not be designated Unsecured Real Property or (B) additional Real Property (along with actual and reasonably estimated reasonable fees and out-of-pocket transaction costs and expenses related thereto) that will be designated Unsecured Real Property. The proceeds of the Term A-4 Loan Credit Facility shall be used solely to refinance a portion of the Multi-Draw Term Loan Facility outstanding prior to the Amendment Effective Date.
(b)    Revolving Loans. The proceeds of any Revolving Loans (including the proceeds of any Revolver Increase) shall be used (i) for general working capital, (ii) to reimburse payments of drafts under Letters of Credit (Revolver) for the account of any Loan Party or Shell Subsidiary (other than a Permitted JV Investment Subsidiary and any Shell Subsidiary that is a Subsidiary of a Permitted JV Investment Subsidiary) (A) in connection with the acquisition of any additional Real Property and (B) for other general corporate purposes (other than in connection with an acquisition of any JV Real Property by any Permitted Joint Venture), (iii) to fund cash earnest money deposits made by any Loan Party in connection with the acquisition of any additional Real Property in an amount that together with any other Credit Support provided with respect to such acquisition does not exceed the Permitted Escrow Amount with respect to such acquisition, (iv) to fund Revolver Real Property Acquisition Loans in an amount not to exceed $5,000,000 in the aggregate at any one time, and (v) for other general corporate purposes. If applicable, the existing “Revolving Loans” and “Letters of Credit” under and as defined in the Existing Credit Agreement shall be continued hereunder as “Revolving Loans” and “Letters of Credit (Revolver)” hereunder and as defined herein.
(c)    Multi-Draw Term Loan. The proceeds of any Multi-Draw Term Loans (including the proceeds of any Multi-Draw Term Loan Increase) shall be used solely: (i) to reimburse payments of drafts under Letters of Credit (MDT) for the account of any Loan Party or Shell Subsidiary (including any Permitted JV Investment Subsidiary) and to fund cash earnest money deposits made by any Loan Party, in each case, (A) in connection with the proposed acquisition of any additional Real Property or JV Real Property, or Investment in any proposed Permitted Joint Venture or Permitted JV Investment Subsidiary and (B) in an amount that (1) together with any other Credit Support provided with respect to such acquisition or Investment does not exceed the Permitted Escrow Amount with respect to such acquisition or Investment and (2) does not exceed $30,000,000 in the aggregate at any time (calculated as Letters of Credit Usage for all Letters of Credit (MDT) plus all outstanding cash earnest money deposits made by any Loan Party in connection with the acquisition of Real Property or JV Real Property or Investment in any Permitted Joint Venture or Permitted JV Investment Subsidiary funded with Multi-Draw Term Loan proceeds), (ii) finance acquisitions by any Subsidiary Guarantor of (A) additional Real Property (along with actual and reasonably estimated reasonable fees and out-of-pocket transaction costs and expenses related thereto) that will not be designated Unsecured Real Property or (B) additional Real Property (along with actual and reasonably estimated reasonable fees and out-of-pocket transaction costs and expenses related thereto) that will be designated Unsecured Real Property; (iii) refinance Revolver Real Property Acquisition Loans; (iv) reimburse any Subsidiary Guarantor for any Equity Funded Acquisition; (v) to the extent not reimbursed or financed with the proceeds of any Incremental Term Loans, to reimburse or to finance a Financed Equity Repurchase; and (vi) to finance any acquisition or Investment pursuant to Section 7.2.5(a)(vii) or 7.2.8(g).

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(d)    Incremental Term Loan. The proceeds of any Incremental Term Loans shall be used solely to (i) finance acquisitions by any Subsidiary Guarantor of additional Real Property (along with actual and reasonably estimated reasonable fees and out-of-pocket transaction costs and expenses related thereto); (ii) to refinance Revolver Real Property Acquisition Loans, (iii) to reimburse any Subsidiary Guarantor for any Equity Funded Acquisition, (iv) to refinance any portion of the Multi-Draw Term Loans, or (v) to the extent not reimbursed or financed with proceeds of any Multi-Draw Term Loan, to finance or reimburse the Financed Equity Repurchase.
SECTION 4.11    Payment Reliance.
(a)    Unless the Administrative Agent shall have been notified by a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s Percentage of such Borrowing, the Administrative Agent may assume that such Lender has made such share available to the Administrative Agent on such date in accordance with Section 2.1.3 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its Percentage of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, and (ii) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its Percentage of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to this Administrative Agent. Nothing in this Section or elsewhere in this Agreement or the other Loan Documents shall be deemed to require the Administrative Agent (or any other Lender) to advance funds on behalf of any Lender or to relieve any Lender from its obligations to fulfill its commitments hereunder or to prejudice any rights that the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.
(b)    Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount

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so distributed to such Lender, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.
SECTION 4.12    Defaulting Lenders.
(a)    Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Law:
(i)    Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders and Section 11.1.
(ii)    Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 4.8 or Section 4.9 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to any Issuing Lender or Swingline Lender hereunder; third on a pro rata basis to Cash Collateralize the Issuing Lenders’ Fronting Exposure with respect to such Defaulting Lender in accordance with Section 4.13; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a InvestLine Account or deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (B) Cash Collateralize the Issuing Lenders’ future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 4.13; sixth, to the payment of any amounts owing to the Lenders, the Issuing Lenders or Swingline Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender, Issuing Lenders or Swingline Lenders against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (X) such payment is a payment of the principal amount of any Loans or Letter of Credit Liabilities in respect of which such Defaulting Lender has not fully funded its appropriate share, and (Y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 5.1 were satisfied or waived, such payment shall be applied solely

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to pay the Loans of or Letter of Credit Liabilities owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or Letter of Credit Liabilities owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in Letter of Credit Liabilities and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments under the applicable credit facility without giving effect to Section 4.12(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 4.12(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto.
(iii)    Certain Fees.
(A)    No Defaulting Lender shall be entitled to receive any Commitment Fee for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender).
(B)    Each Defaulting Lender shall be entitled to receive the fees provided in Section 3.5 for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 4.13.
(C)    With respect to any Commitment Fee or fees provided in Section 3.5 not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Liabilities or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (y) pay to each Issuing Lender and Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Lender’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (z) not be required to pay the remaining amount of any such fee.
(iv)    Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letter of Credit Liabilities and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that (A) the conditions set forth in Section 5.3 are satisfied at the time of such reallocation (and, unless the Borrower shall have otherwise notified the Administrative Agent at such time, the Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (B) such reallocation does not cause (1) the aggregate Revolving

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Loans and participations in Letter of Credit Liabilities and Swingline Loans of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Loan Commitment or (2) the aggregate Multi-Draw Term Loans and participations in Letter of Credit Liabilities of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Multi-Draw Term Loan Commitment. Subject to Section 11.25, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation.
(v)    Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under Law, (A) first, prepay the Swingline Loans in an amount equal to the Swingline Lenders’ Fronting Exposure and (B) second, Cash Collateralize the Issuing Lenders’ Fronting Exposure in accordance with the procedures set forth in Section 4.13.
(b)    Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swingline Lender and each Issuing Lender agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that such Lender will, to the extent applicable, purchase at par (together with any break funding costs the Non-Defaulting Lender may have as a result of such purchase) that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with the Commitments under the applicable credit facilities (without giving effect to Section 4.12(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender.
(c)    Reduction of Commitments of Defaulting Lender. The Borrower may terminate the unused amount of the Commitment of any Lender that is a Defaulting Lender upon not less than fifteen (15) Business Days’ prior notice to the Administrative Agent (which shall promptly notify the Lenders thereof), and in such event the provisions of Section 4.12(a)(ii) will apply to all amounts thereafter paid by the Borrower for the account of such Defaulting Lender under this Agreement (whether on account of principal, interest, fees, indemnity or other amounts); provided that (i) no Event of Default shall have occurred and be continuing, and (ii) such termination shall not be deemed to be a waiver or release of any claim the Borrower, the Administrative Agent or any Lender may have against such Defaulting Lender.
(d)    New Swingline Loans/Letters of Credit. So long as any Lender is a Defaulting Lender (i) the Swingline Lender shall not be required to fund any Swingline Loans

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unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan and (ii) no Issuing Lender shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto.
SECTION 4.13    Cash Collateral. At any time that there shall exist a Defaulting Lender, within one (1) Business Day following the written request of the Administrative Agent, the Swingline Lender or any Issuing Lender (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize the Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 4.12(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount.
(a)    Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to the Administrative Agent, for the benefit of the Issuing Lenders, and agrees to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lenders’ obligation to fund participations in respect of Letter of Credit Liabilities, to be applied pursuant to clause (b) below. If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the Issuing Lenders as herein provided (other than Liens permitted pursuant to Section 7.2.3), or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by Administrative Agent, pay or provide to Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender).
(b)    Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section 4.13 or Section 4.12 in respect of Letters of Credit shall be applied pro rata to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of Letter of Credit Liabilities (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein.
(c)    Termination of Requirement. Cash Collateral (or the appropriate portion thereof) provided to reduce any Issuing Lender’s Fronting Exposure shall no longer be required to be held as Cash Collateral pursuant to this Section 4.13 following (i) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (ii) the determination by the Administrative Agent and each Issuing Lender that there exists excess Cash Collateral; provided that, subject to Section 4.12, the Person providing Cash Collateral and each Issuing Lender may agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations and provided further that to the extent that such Cash Collateral was provided by the Borrower, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents.

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SECTION 4.14    Letter of Credit Liability.
(a)    All Letters of Credit.
(i)    Upon the occurrence and during the continuance of an Event of Default and at the direction of the Administrative Agent,
(ii)    in the event any Letters of Credit (Revolver) are outstanding on the Revolving Loan Commitment Termination Date, or
(iii)    in the event any Letters of Credit (MDT) are outstanding on the Multi-Draw Term Loan Commitment Termination Date,
then with respect to all outstanding Letters of Credit, the Borrower shall either (A) deliver to the Administrative Agent for the benefit of all Lenders with a Revolving Loan Commitment or Multi-Draw Term Loan Commitment, as applicable, a letter of credit in United States dollars, with a term that extends 60 days beyond the expiration date of each such Letter of Credit, issued by a bank satisfactory to the Administrative Agent and in an amount equal to 103% of the Letter of Credit Liability as of such date with respect to each such Letter of Credit, which letter of credit shall be drawable by the Administrative Agent to reimburse payments of drafts drawn under each such Letter of Credit and to pay any fees and expenses related thereto as and when the same become due and payable or (B) (1) immediately deposit with the Administrative Agent an amount equal to the aggregate outstanding Letter of Credit Liability as of such date to enable the Administrative Agent to make payments under all of the outstanding Letters of Credit when required and such amount shall become immediately due and payable, and (2) prepay the fees payable under Section 3.5 with respect to all such Letters of Credit for the full remaining terms of such Letters of Credit, and upon termination of any such Letter of Credit, the unearned portion of such prepaid fee attributable to such Letter of Credit shall be refunded to the Borrower.
(b)    Letter of Credit Usage.
(i)    In the event the Aggregate Letter of Credit (Revolver) Usage exceeds the Letter of Credit (Revolver) Sublimit at any time, the Borrower shall reduce the Letter of Credit Usage for a sufficient number of the outstanding Letters of Credit (Revolver) to eliminate such excess,
(ii)    In the event the Aggregate Letter of Credit (MDT) Usage exceeds the Letter of Credit (MDT) Sublimit at any time, the Borrower shall reduce the Letter of Credit Usage for a sufficient number of the outstanding Letters of Credit (MDT) to eliminate such excess,
(iii)    in the event that a mandatory or voluntary prepayment is applied pursuant to Section 3.1.3 to reduce the Aggregate Letter of Credit (Revolver) Usage, the

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Borrower shall reduce the Aggregate Letter of Credit (Revolver) Usage by the amount of such prepayment,
(iv)    prior to the Revolving Loan Commitment Termination Date so long as no Event of Default has occurred and is continuing or would reasonably be expected to result therefrom, the Borrower may reduce the Letter of Credit Usage for any Letter of Credit (Revolver), or
(v)    prior to the Multi-Draw Term Loan Commitment Termination Date so long as no Event of Default has occurred and is continuing or would reasonably be expected to result therefrom, the Borrower may reduce the Letter of Credit Usage for any Letter of Credit (MDT),
by either (A) delivering to the Administrative Agent for the benefit of all Lenders with a Revolving Loan Commitment or Multi-Draw Term Loan Commitment, as applicable, a letter of credit in United States dollars, with a term that extends 60 days beyond the expiration date of such Letter of Credit, issued by a bank satisfactory to the Administrative Agent and in an amount equal to 103% of the Letter of Credit Liability as of such date with respect to such Letter of Credit, which letter of credit shall be drawable by the Administrative Agent to reimburse payments of drafts drawn under such Letter of Credit and to pay any fees and expenses related thereto as and when the same become due and payable or (B) (1) depositing with the Administrative Agent an amount equal to the Letter of Credit Liability as of such date for such Letter of Credit to enable the Administrative Agent to make payments under such Letter of Credit when required and such amount shall become immediately due and payable and (2) prepay the fees payable under Section 3.5 with respect to all such Letters of Credit for the full remaining terms of such Letters of Credit, and upon termination of any such Letter of Credit, the unearned portion of such prepaid fee attributable to such Letter of Credit shall be refunded to the Borrower.
SECTION 4.15    Benchmark Replacement Setting
Notwithstanding anything to the contrary herein or in any other Loan Document (and, for the avoidance of doubt, any Secured Bank Product or Rate Protection Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 4.15):
(a)    Replacing LIBOR. On March 5, 2021 the Financial Conduct Authority (“FCA”), the regulatory supervisor of LIBOR’s administrator (“IBA”), announced in a public statement the future cessation or loss of representativeness of one-month and three-month LIBOR tenor settings. On the earlier of (i) the date that all Available Tenors of LIBOR have either permanently or indefinitely ceased to be provided by IBA or have been announced by the FCA pursuant to public statement or publication of information to be no longer representative and (ii) the Early Opt-in Effective Date, if the then-current Benchmark is LIBOR, the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any setting of such Benchmark on such day and all subsequent settings without any amendment to, or further action or consent of any other party to this

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Agreement or any other Loan Document. If the Benchmark Replacement is Daily Simple SOFR, all interest payments will be payable on a quarterly basis.
(b)    Replacing Future Benchmarks. Upon the occurrence of a Benchmark Transition Event, the Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 3:00 p.m. (Denver, Colorado time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from the Required Lenders. At any time that the administrator of the then-current Benchmark has permanently or indefinitely ceased to provide such Benchmark or such Benchmark has been announced by the regulatory supervisor for the administrator of such Benchmark pursuant to public statement or publication of information to be no longer representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored, the Borrower may revoke any request for a borrowing of, conversion to or continuation of Loans to be made, converted or continued that would bear interest by reference to such Benchmark until the Borrower’s receipt of notice from the Administrative Agent that a Benchmark Replacement has replaced such Benchmark, and, failing that, the Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During the period referenced in the foregoing sentence, the component of the Base Rate based upon the Benchmark will not be used in any determination of the Base Rate.
(c)    Benchmark Replacement Conforming Changes. In connection with the implementation and administration of a Benchmark Replacement, the Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement.
(d)    Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower and the Lenders of (i) the implementation of any Benchmark Replacement, and (ii) the effectiveness of any Benchmark Replacement Conforming Changes. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 4.15, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party hereto, except, in each case, as expressly required pursuant to this Section 4.15.
(e)    Unavailability of Tenor of Benchmark. At any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or LIBOR), then the Administrative Agent may

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remove any tenor of such Benchmark that is unavailable or non-representative for Benchmark (including Benchmark Replacement) settings and (ii) the Administrative Agent may reinstate any such previously removed tenor for Benchmark (including Benchmark Replacement) settings.
(f)    Definitions. As used in this Section 4.15:
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark that is or may be used for determining the length of an Interest Period or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, pursuant to this Agreement as of such date.
“Benchmark” means, initially, LIBOR; provided that if a replacement of the Benchmark has occurred pursuant to this Section 4.15, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate. Any reference to “Benchmark” shall include, as applicable, the published component used in the calculation thereof.
“Benchmark Replacement” means, for any Available Tenor:
(1)    For purposes of Section 4.15(a), the first alternative set forth below that can be determined by the Administrative Agent:

(a)    the sum of: (i) Term SOFR and (ii) 0.11448% (11.448 basis points) for an Available Tenor of one-month’s duration, and 0.26161% (26.161 basis points) for an Available Tenor of three-months’ duration, or

(b)    the sum of: (i) Daily Simple SOFR and (ii) the spread adjustment selected or recommended by the Relevant Governmental Body for the replacement of the tenor of LIBOR with a SOFR-based rate having approximately the same length as the interest payment period specified in Section 4.15(a); and

(2)    For purposes of Section 4.15(b), the sum of (a) the alternate benchmark rate and (b) an adjustment (which may be a positive or negative value or zero), in each case, that has been selected by the Administrative Agent and the Borrower as the replacement for such Available Tenor of such Benchmark giving due consideration to any evolving or then-prevailing market convention, including any applicable recommendations made by the Relevant Governmental Body, for U.S. dollar-denominated syndicated credit facilities at such time;
provided that, if the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including

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changes to the definition of “Base Rate,” the definition of “Current Cost of Funds”, the definition of “LIBOR Floating Note Rate”, the definition of “Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Benchmark Transition Event” means, with respect to any then-current Benchmark other than LIBOR, the occurrence of a public statement or publication of information by or on behalf of the administrator of the then-current Benchmark, the regulatory supervisor for the administrator of such Benchmark, the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark, a resolution authority with jurisdiction over the administrator for such Benchmark or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark, announcing or stating that (a) such administrator has ceased or will cease on a specified date to provide all Available Tenors of such Benchmark, permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark or (b) all Available Tenors of such Benchmark are or will no longer be representative of the underlying market and economic reality that such Benchmark is intended to measure and that representativeness will not be restored.
“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Administrative Agent in accordance with the conventions for this rate recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if the Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its reasonable discretion.
“Early Opt-in Effective Date” means, with respect to any Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as the Administrative Agent has not received, by 3:00 p.m. (Denver, Colorado time) on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from the Required Lenders.
“Early Opt-in Election” means the occurrence of:

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(1)     a notification by the Administrative Agent to (or the request by the Borrower to the Administrative Agent to notify) each of the other parties hereto that at least five currently outstanding U.S. dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and
(2)    the joint election by the Administrative Agent and the Borrower to trigger a fallback from LIBOR and the provision by the Administrative Agent of written notice of such election to the Lenders.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to LIBOR; provided that, if no such benchmark rate floor is provided in this Agreement, the “Floor” shall be zero.
“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.
“SOFR” means a rate per annum equal to the secured overnight financing rate for such Business Day published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org (or any successor source for the secured overnight financing rate identified as such by the administrator of the secured overnight financing rate from time to time).
“Term SOFR” means, for the applicable corresponding tenor, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
ARTICLE V
CONDITIONS PRECEDENT TO LOANS
SECTION 5.1    Conditions to Effectiveness. Subject to Section 7.1.20, the effectiveness of this Agreement shall be subject to the fulfillment of each of the conditions precedent set forth in this Section 5.1 to the satisfaction of each Lender and each Issuing Lender on or prior to the Effective Date.
SECTION 5.1.1    Agreement. The Administrative Agent shall have received this Agreement duly executed by each Lender, the Administrative Agent, each Issuing Lender, the Swingline Lender and an Authorized Officer of each of the Loan Parties.
SECTION 5.1.2    Resolutions, Good Standing, etc.

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Each Lender shall have received from each Loan Party a certificate, dated the Effective Date, of its Secretary, Assistant Secretary, General Partner, Member, or Manager, as applicable, as to:
(a)    resolutions of its board of directors (or equivalent body) then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by it;
(b)    each Organizational Document of each such Loan Party; and
(c)    the incumbency and signatures of each officer (including each Authorized Officer) of each such Loan Party that is authorized to act with respect to each Loan Document executed by it;
upon which certificate each Lender Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary, General Partner, Member, or Manager of the relevant Loan Party canceling or amending such prior certificate. The Administrative Agent shall have received satisfactory good standing certificates for each jurisdiction where the Collateral is located and each other jurisdiction where each Loan Party is organized and is authorized (or should be authorized under Law) to conduct business.
SECTION 5.1.3    Delivery of Notes. To the extent requested, each Lender shall have received its Term A-1 Loan Note, Term A-2 Loan Note, Term A-3 Loan Note, Revolving Note, Multi-Draw Term Note, and Swingline Note, in each case, dated the Effective Date, duly completed as herein provided and duly executed and delivered by an Authorized Officer of the Borrower.
SECTION 5.1.4    Required Consents and Approvals. All required consents and approvals, if any, shall have been obtained and be in full force and effect with respect to the transactions contemplated hereby from (a) all relevant Governmental Authorities and (b) any other Person whose consent or approval is necessary or any Lender deems appropriate to effect such transactions.
SECTION 5.1.5    Opinion of Counsel. The Administrative Agent shall have received legal opinions, dated the Effective Date and addressed to the Administrative Agent and all the Lenders, from New York, each state where any of the Real Property constituting Collateral is located, and each state of formation for any Loan Party, legal counsel to the Borrower, in form and substance reasonably acceptable to the Administrative Agent.
SECTION 5.1.6    Evidence of Insurance. The Administrative Agent shall have received evidence of the insurance coverage required to be maintained pursuant to Section 7.1.4, which insurance shall have been reviewed by one or more of the Administrative Agent’s risk managers and be satisfactory to the same. All such insurance shall be subject to satisfactory endorsements in favor of the Administrative Agent.

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SECTION 5.1.7    Permitted Joint Venture Investment Certificate. The Administrative Agent shall have received a Permitted Joint Venture Investment Certificate with respect to Dawsonville Bluffs, as an existing Permitted Joint Venture (First-Tier).
SECTION 5.1.8    Pledged Property.
The Administrative Agent shall have received:
(a)    the Pledge Agreement duly executed by an Authorized Officer of the Borrower and each Guarantor; and
(b)    original certificates evidencing all of the issued and outstanding shares of capital stock and other Equity Interests issued by any Loan Party or Shell Subsidiary, which certificates shall be accompanied by undated stock and other powers duly executed in blank by each relevant pledgor.
SECTION 5.1.9    U.C.C. Search Results.
The Administrative Agent shall have received U.C.C. search reports certified by a party acceptable to the Administrative Agent, dated a date reasonably near (but prior to) the Effective Date, listing all effective U.C.C. financing statements which name the Borrower or any other Loan Party as the debtor, and which are filed in each jurisdiction in which U.C.C. filings are to be made pursuant to this Agreement or the other Loan Documents and in such other jurisdictions as the Administrative Agent may reasonably request, together with copies of such financing statements.
SECTION 5.1.10    Security Agreements, Filings, etc.
(a)    The Administrative Agent shall have received the Security Agreement duly executed by an Authorized Officer of the Borrower and each Guarantor, together with:
(i)    confirmation that all necessary U.C.C. financing statements naming each such Person as the debtor and the Administrative Agent as the secured party have been properly filed under the U.C.C. of all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the first priority security interest of the Administrative Agent in the Collateral subject thereto; and
(ii)    evidence satisfactory to the Administrative Agent of the filing (or delivery for filing) of appropriate trademark, copyright and patent security supplements with the United States Patent and Trademark Office and United States Copyright Office to the extent relevant in order to perfect the first priority security interest of the Administrative Agent therein; and
(iii)    evidence of completion of all other actions, reasonably requested by the Administrative Agent, in order to perfect its first priority security interest in the Collateral the subject thereof.

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SECTION 5.1.11    Solvency Certificate. The Administrative Agent shall have received a Solvency Certificate, dated as of the Effective Date, from CatchMark Timber and Timberlands II.
SECTION 5.1.12    Closing Date Certificate. The Administrative Agent shall have received a Closing Date Certificate in substantially the form of Exhibit D attached hereto, duly executed by a Financial Officer of the Borrower and dated the Effective Date. All documents and agreements appended to such Closing Date Certificate shall be in form and substance satisfactory to the Administrative Agent and the Lenders.
SECTION 5.1.13    Flood Laws. The Administrative Agent shall have received evidence that the Loan Parties have taken all actions required under the Flood Laws and/or requested by the Administrative Agent or any Lender to assist in ensuring that each Lender is in compliance with the Flood Laws applicable to the Collateral.
SECTION 5.1.14    Material Government Approvals. The Borrower shall have delivered to the Administrative Agent a certificate signed by a Financial Officer of the Borrower and dated the Effective Date, certifying true and correct copies of all the approvals, if any, of Governmental Authorities set forth on Item 6.19(b) (“Material Governmental Approvals”) of the Disclosure Schedule.
SECTION 5.1.15    Collateral Assignment of Material Agreements; Reaffirmation of Collateral Assignment of Material Agreement.
The Administrative Agent shall have received with respect to each Timberland Operating Agreement and each Supply Agreement a duly executed Collateral Assignment of Material Agreement or a duly executed Reaffirmation of Collateral Assignment of Material Agreement, as applicable.
SECTION 5.1.16    Mortgages, etc.
(a)    With respect to the Real Property (other than the Unsecured Real Property), the Administrative Agent shall have received all of the following:
(i)    To the extent requested by the Administrative Agent in its sole discretion, counterparts of certain Mortgages and Mortgage Amendments, each dated as of the date hereof, duly executed by the applicable Subsidiary Guarantors;
(ii)    endorsements to the existing mortgagee’s title insurance policies in Alabama, Florida, Georgia, Louisiana, Texas, South Carolina, and North Carolina. Such endorsements shall (A) be in an amount satisfactory to the Administrative Agent; (B) be in form and substance satisfactory to the Administrative Agent; (C) be issued at ordinary rates; (D) extend the effective date of each such policy to a date on or after the Effective Date, (E) confirm no change in the first priority Lien and security interest in favor of the Administrative Agent for the benefit of the Lender Parties, except for changes acceptable to the Administrative Agent; and (F) be issued directly by a title insurance company reasonably acceptable to the Administrative

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Agent. The Administrative Agent shall have received evidence satisfactory to it that all premiums in respect of each such endorsement, all charges for mortgage recording and similar taxes, and all related expenses, if any, have been paid or will be paid concurrently with the Effective Date;
(iii)    a mortgagee’s title insurance policy or marked up unconditional commitment for such insurance in Georgia and South Carolina. Each such policy shall (A) be in an amount satisfactory to the Administrative Agent; (B) be issued at ordinary rates; (C) insure that each Mortgage and Mortgage Amendment insured thereby creates a valid first priority Lien and security interest in the Real Property in such states free and clear of all Liens, except for such Liens as are acceptable to the Administrative Agent; (D) name the Administrative Agent for the benefit of itself and the other Lender Parties, as the insured thereunder; (E) be in the form of ALTA Loan Policy - 2006 Form B (or equivalent policies), if available; (F) contain such endorsements and affirmative coverage as the Administrative Agent may require, including without limitation (to the extent applicable with respect to the Real Property in such states and available in the jurisdiction in which such Real Property is located), the following: variable rate endorsement; survey same as map endorsement; comprehensive endorsement; first loss, last dollar and tie-in endorsement; access coverage; separate tax parcel coverage; usury; doing business; subdivision; environmental protection lien; CLTA 119.2; and such other endorsements as the Administrative Agent shall require, including endorsements  in order to provide insurance against specific risks identified by the Administrative Agent in connection with such Real Property and (G) be issued directly by a title insurance company acceptable to the Administrative Agent and with such co-insurance and reinsurance as may be required by the Administrative Agent;
(iv)    a copy of (x) all documents referred to, or listed as exceptions to title in, the title endorsements and policies referred to in clauses (ii) and (iii) above and (y) all other material documents affecting the Real Property, including all building, construction, environmental and other permits, licenses, franchises, approvals, consents, authorizations and other approvals required in connection with the construction, ownership, use, occupation or operation of the Real Property;
(v)    confirmation that all necessary U.C.C. financing statements relating to the Real Property (other than the Unsecured Real Property) naming the applicable Landholder as the debtor and the Administrative Agent as the secured party have been properly filed in the same offices where the applicable Mortgage is filed;
(b)    with respect to the Real Property, the Administrative Agent shall have received all of the following:
(i)    appraisals or appraisal updates for all Real Property, in each case, dated no more than four months prior to the Effective Date, from Sizemore and Sizemore, Inc.; and
(ii)    evidence acceptable to the Administrative Agent that the copies of the Timber Leases delivered pursuant to the Existing Credit Agreement remain true and correct.

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SECTION 5.1.17    Timber Manager Subordination Agreement. The Administrative Agent shall have received a duly executed Timber Manager Subordination Agreement, or a duly executed Reaffirmation of Timber Manager Subordination Agreement, as applicable, dated as of the date hereof, together with a copy of each Timberland Operating Agreement and its corresponding Collateral Assignment of Material Agreement delivered to the Administrative Agent pursuant to Section 5.1.15.
SECTION 5.1.18    [Reserved].
SECTION 5.1.19    [Reserved].
SECTION 5.1.20    Financial Information, etc. The Administrative Agent shall have received on or before the Effective Date a certificate of a Financial Officer of CatchMark Timber attaching true and correct copies of (a) the annual audit report required by Section 7.1.1(b) for the Fiscal Year ended December 31, 2016, and (b) pro forma financial projections for CatchMark Timber and its Subsidiaries for the 24-month period ending December 31, 2019, prepared on a quarterly basis for such period.
SECTION 5.1.21    Account Control Agreements, etc. The Administrative Agent shall have received satisfactory evidence that (i) the Loan Parties have directed that all amounts payable to them from their account debtors and other Persons shall be deposited in or credited to a Pledged Account, (ii) each of the Material Accounts of the Loan Parties is a Pledged Account, (iii) the CatchMark TRS Subsidiary Account has been established and is being maintained by CatchMark TRS Subsidiary, proper notice of the same has been provided to the parties to the Fiber Supply Agreement, and all amounts payable to CatchMark TRS Subsidiary under the Fiber Supply Agreement are being deposited in or credited to the CatchMark TRS Subsidiary Account, and (iv) the Revenue Account has been established and is being maintained by Timberlands II, proper notice of the same has been provided to the parties to the Master Stumpage Agreement, and all amounts payable to CatchMark TRS Subsidiary or Timberlands II under the Master Stumpage Agreement are being deposited in or credited to the Revenue Account.
SECTION 5.1.22    Anti-Terrorism. The Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA Patriot Act and any other Anti-Terrorism Laws.
SECTION 5.1.23    Satisfactory Due Diligence. Each Lender shall have completed, to its satisfaction, a due diligence analysis with respect to the business, assets, operations, condition (financial and otherwise) and prospects of the Loan Parties, including with respect to their ability to comply with the representations and warranties and covenants contained in the Loan Documents.
SECTION 5.1.24    Initial Compliance Certificate. The Administrative Agent shall have (a) received an initial Compliance Certificate, duly executed by a Financial Officer of the Borrower, and dated as of the Effective Date, showing compliance with the

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financial covenants set forth in Section 7.2.4(a), (b) and (c) after giving Pro Forma Effect to the transactions on the Effective Date.
SECTION 5.1.25    [Reserved].
SECTION 5.1.26    Effective Date LIBOR Borrowing. To the extent that the Borrower requests the initial Loans under this Agreement to be made as LIBOR Loans, the Administrative Agent shall have received a funding indemnity letter indemnifying the Lenders for losses, costs and expenses of the types described in Section 4.4 to the extent that the Effective Date does not occur on the date the Borrower requests such Loans to be advanced.
SECTION 5.1.27    Fees and Expenses. The Administrative Agent shall have received for its own account, and for the account of each Lender, all fees, costs and expenses due and payable pursuant to the Fee Letter and Section 11.3.
SECTION 5.1.28    Repayment of Existing Indebtedness; Release and Termination of Existing Liens. The Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to the Administrative Agent, that (i) all Indebtedness of the Loan Parties has been fully paid, satisfied and discharged, other than Indebtedness permitted under Section 7.2.2, and (ii) all Liens in respect of any such Indebtedness have been or will be immediately released and terminated.
SECTION 5.1.29    Farm Credit Equities. The Borrower shall have made the minimum equity investment in each Farm Credit Lender as required by Section 7.1.16.
SECTION 5.1.30    Reaffirmation of Recognition Agreement. The Administrative Agent shall have received a duly executed Reaffirmation of Recognition Agreement.
SECTION 5.2    Conditions to Multi-Draw Term Loans, Term A-3 Loans, Incremental Term Loans, and Letters of Credit (MDT); Conditions to Revolver Real Property Acquisition Loans.
SECTION 5.2.1    Conditions to Multi-Draw Term Loans, Term A-3 Loans and Incremental Term Loans Generally. The obligations of (i) each Multi-Draw Term Loan Lender to make Multi-Draw Term Loans for any purpose during the Multi-Draw Term Loan Availability Period, (ii) each Incremental Term Loan Lender to make Incremental Term Loans, and (iii) each Term A-3 Loan Lender to make Term A-3 Loans for any purpose during the Term A-3 Loan Availability Period, in each case, shall be subject to the fulfillment of each of the conditions precedent set forth in this Section 5.2.1 and in Section 5.3 (and in the case of each Incremental Term Loan Lender’s obligations to make Incremental Term Loans, additionally subject to any conditions precedent set forth in the amendment or supplement to this Agreement establishing such Incremental Term Loan Facility) to the satisfaction of the Administrative Agent:
(a)    No Default or Event of Default has occurred and is continuing or would be reasonably expected to result after giving Pro Forma Effect to such Borrowing.

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(b)    The Loan Parties shall be in compliance after giving Pro Forma Effect to any such Borrowing with the covenants set forth in Section 7.2.4.
(c)    The Administrative Agent shall have received for its own account, and for the account of each Lender, all fees, costs and expenses due and payable pursuant to any other Loan Document including, without limitation, Section 11.3.
(d)    At least five (5) Business Days prior to the Borrowing, the Lenders shall have received all documentation and other information requested by (or on behalf of) any Lender in order to comply with requirements of Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions.
SECTION 5.2.2    Conditions to Multi-Draw Term Loans, Term A-3 Loans and Incremental Term Loans – Real Property. The obligations of (i) each Multi-Draw Term Loan Lender to make Multi-Draw Term Loans, the proceeds of which will be used for the purposes set forth in Sections 4.10(c)(ii), (iii) or (iv), during the Multi-Draw Term Loan Availability Period, (ii) each Incremental Term Loan Lender to make Incremental Term Loans, the proceeds of which will be used for the purposes set forth in Sections 4.10(d)(i), (ii) or (iii), and (iii) each Term A-3 Loan Lender to make Term A-3 Loans, the proceeds of which will be used for the purposes set forth in Sections 4.10(a), in each case, shall be subject to the fulfillment of each of the conditions precedent set forth in Section 5.2.1, in Section 5.3, and in this Section 5.2.2 to the satisfaction of the Administrative Agent.
(a)    In the case of (x) Term A-3 Loans, the proceeds of which will be used for the purpose set forth in clause (A) of the proviso in Section 4.10(a), and (y) Multi-Draw Term Loans, the proceeds of which will be used for the purpose set forth in Section 4.10(c)(ii)(A), in each case, the Loan Parties shall have delivered to the Administrative Agent the deliveries required by Section 7.1.9(c).
(b)    In the case of (x) Term A-3 Loans, the proceeds of which will be used for the purpose set forth in clause (B) of the proviso in Section 4.10(a), and (y) Multi-Draw Term Loans, the proceeds of which will be used for the purposes set forth in Section 4.10(c)(ii)(B), 4.10(c)(iii), or 4.10(c)(iv), in each case, the Administrative Agent shall have received:
(i)    not less than five (5) Business Days prior written notice (or such shorter period for notice as the Administrative Agent may agree to in its sole discretion) from the Borrower of such proposed acquisition, refinancing, or reimbursement; and
(ii)    the deliveries required by Section 7.1.9(c).
(c)    The Borrower shall cause any additional Real Property (other than any Unsecured Real Property) acquired by any Subsidiary Guarantor to be subject to a first priority security interest in favor of the Administrative Agent in accordance with the terms of Section 7.1.9. The Loan Parties shall execute any and all further documents, financing statements, agreements and instruments and take all such further actions requested by the Administrative Agent or the Lenders as may be required by Law or under this Agreement with respect to any

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additional Real Property (other than any Unsecured Real Property) acquired by any Subsidiary Guarantor;
(d)    The Administrative Agent shall have received evidence that the certificates of the Loan Parties delivered pursuant to Section 5.1.2 or substantially similar certificates delivered pursuant to Section 7.1.9(d) or otherwise remain true, complete and correct or shall have received new certificates for each Loan Party consistent with Section 5.1.2 dated as of the date of such Borrowing;
(e)    If requested by the Administrative Agent, the Administrative Agent shall have received a certificate, dated as of the date of such Borrowing, from the applicable Loan Parties as to the resolutions of such Loan Party’s board of directors (or equivalent body) then in full force and effect authorizing the execution, delivery and performance of the Real Property Documents to be executed by it; and
(f)    The Administrative Agent shall have received satisfactory good standing certificates for each jurisdiction where the additional Real Property is located.
SECTION 5.2.3    Conditions to Multi-Draw Term Loans – Investments in Permitted Joint Venture. The obligations of each Multi-Draw Term Loan Lender to make Multi-Draw Term Loans, the proceeds of which will be used to finance an acquisition or Investment pursuant to Section 7.2.5(a)(vii), during the Multi-Draw Term Loan Availability Period, shall be subject to the fulfillment of each of the conditions precedent set forth in Section 5.2.1 and Section 5.3,
(a)    the delivery of a fully executed Permitted Joint Venture Investment Certificate, and
(b)    the delivery of the other Permitted Joint Venture Investment Documentation.
SECTION 5.2.4    Conditions to Loans and Letters of Credit - Earnest Money Deposits and Earnest Money Deposit Support.
(a)    The obligations of each Multi-Draw Term Loan Lender to make Multi-Draw Term Loans, the proceeds of which will be used for the purposes set forth in Section 4.10(c)(i), during the Multi-Draw Term Loan Availability Period, shall be subject to the fulfillment of each of the conditions precedent set forth in Section 5.2.1 and Section 5.3, and the delivery of a fully executed Escrow Deposit Certificate.
(b)    The obligations of each Issuing Lender (MDT) to issue a Letter of Credit (MDT) during the Multi-Draw Term Loan Availability Period shall be subject to the fulfillment of each of the conditions precedent set forth in Section 5.3, and the delivery of a fully executed Escrow Deposit Certificate.

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(c)    The obligations of each Revolving Lender to make Revolving Loans, the proceeds of which will be used for the purposes set forth in Section 4.10(b)(iii), during the Revolving Availability Period, shall be subject to the fulfillment of each of the conditions precedent set forth in Section 5.2.1 and Section 5.3, and the delivery of a fully executed Escrow Deposit Certificate.
(d)    The obligations of each Issuing Lender (Revolver) to issue a Letter of Credit (Revolver) during the Revolving Availability Period, to be used for the purposes set forth in Section 4.10(b)(ii)(A), shall be subject to the fulfillment of each of the conditions precedent set forth in Section 5.3, and the delivery of a fully executed Escrow Deposit Certificate.
SECTION 5.2.5    Conditions to Revolver Real Property Acquisition Loans. The obligations of each Revolving Lender to make Revolver Real Property Acquisition Loans during the Revolving Availability Period shall be subject to the fulfillment of each of the conditions precedent set forth in Section 5.3 and in this Section 5.2.5 to the satisfaction of the Administrative Agent.
(a)    No Default or Event of Default has occurred and is continuing or would be reasonably expected to result after giving Pro Forma Effect to such Borrowing.
(b)    The Loan Parties shall be in compliance after giving Pro Forma Effect to any such Borrowing with the covenants set forth in Section 7.2.4.
(c)    The Administrative Agent shall have received for its own account, and for the account of each Lender, all fees, costs and expenses due and payable pursuant to any other Loan Document including, without limitation, Section 11.3.
(d)    At least five (5) Business Days prior to the Borrowing, the Lenders shall have received all documentation and other information requested by (or on behalf of) any Lender in order to comply with requirements of Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions.
(e)    In the case of Revolver Real Property Acquisition Loan the proceeds of which will be used to acquire additional Real Property that will not be designated Unsecured Real Property, the Loan Parties shall have delivered to the Administrative Agent the deliveries required by Section 7.1.9(c).
(f)    In the case of a Revolver Real Property Acquisition Loan the proceeds of which will be used to acquire Unsecured Real Property, the deliveries required by Section 7.1.9(c).
(g)    Subject to the third proviso set forth in the definition of “Real Property Documents”, the Borrower shall cause any additional Real Property (other than any Unsecured Real Property) acquired by any Subsidiary Guarantor to be subject to a first priority security interest in favor of the Administrative Agent in accordance with the terms of Section 7.1.9. Subject to the third proviso set forth in the definition of “Real Property Documents”, the Loan

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Parties shall execute any and all further documents, financing statements, agreements and instruments and take all such further actions requested by the Administrative Agent or the Lenders as may be required by Law or under this Agreement with respect to any additional Real Property (other than any Unsecured Real Property) acquired by any Subsidiary Guarantor.
(h)    If requested by the Administrative Agent, the Administrative Agent shall have received evidence that the certificates of the Loan Parties delivered pursuant to Section 5.1.2 or substantially similar certificates delivered pursuant to Section 7.1.9(d) or otherwise remain true, complete and correct or shall have received new certificates for each Loan Party consistent with Section 5.1.2 dated as of the date of such Borrowing.
(i)    If requested by the Administrative Agent, the Administrative Agent shall have received a certificate, dated as of the date of such Borrowing, from the applicable Loan Parties as to the resolutions of such Loan Party’s board of directors (or equivalent body) then in full force and effect authorizing the execution, delivery and performance of the Real Property Documents to be executed by it.
(j)    If requested, the Administrative Agent shall have received satisfactory good standing certificates for each jurisdiction where the additional Real Property is located.
SECTION 5.3    Conditions to all Loans and Letters of Credit. The obligation of each Lender to make any Loan and of each Issuing Lender to issue any Letters of Credit shall be subject to the prior or concurrent fulfillment of each of the conditions precedent set forth in this Section 5.3 to the satisfaction of the Administrative Agent:
SECTION 5.3.1    Compliance with Warranties, No Default, etc.
Both before and after giving Pro Forma Effect to any Borrowing (including the issuance of any Letter of Credit):
(a)    the representations and warranties set forth in Article VI and in the other Loan Documents shall be true and correct in all material respects with the same effect as if then made; provided, that such representations and warranties (i) that relate solely to an earlier date shall be true and correct as of such earlier date and (ii) shall be true and correct in all respects if they are qualified by a materiality standard; and
(b)    no Default or Event of Default shall have then occurred and be continuing or would reasonably be expected to result therefrom.
SECTION 5.3.2    Borrowing Request, etc. The Administrative Agent shall have received, as herein provided, a duly completed and executed Borrowing Request, or in, accordance with the provisions of Section 2.1.2, a notice requesting the issuance of a Letter of Credit. Each delivery of a Borrowing Request and each notice requesting the issuance of a Letter of Credit shall constitute a representation and warranty by the Borrower that on the date of such Borrowing or issuance of a Letter of Credit (both immediately before and after giving Pro Forma

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Effect to such Borrowing or issuance of a Letter of Credit and the application of the proceeds thereof) the statements made in Section 5.3.1 are true and correct.
SECTION 5.3.3    Compliance Certificate. In the event that a Borrowing Request is for in excess of $30,000,000, the Administrative Agent shall also have received a Compliance Certificate, duly completed and executed by a Financial Officer of the Borrower, and dated as of the date of such Borrowing, showing compliance with the financial covenants set forth in Section 7.2.4 after giving Pro Forma Effect to such Borrowing and noting any change to the Applicable Margin as provided in the definition thereof.
SECTION 5.3.4    Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of any Loan Party with respect to such Borrowing shall be reasonably satisfactory in form and substance to the Administrative Agent and its legal counsel.
SECTION 5.4    Determinations Under Article V. For purposes of determining compliance with the conditions specified in Section 5.1, each Lender shall be deemed to have consented to and approved each document or other matter required thereunder to be consented to or approved by each of them by their execution of this Agreement. For purposes of determining compliance with the conditions specified in Sections 5.2 and 5.3, each Lender shall be deemed to have consented to and approved each document or other matter required thereunder to be consented to or approved by each of them (if any) unless an officer of the Administrative Agent responsible for the transactions contemplated by the Loan Documents shall have received a notice from such Lender prior to the making of any Borrowing specifying its objection thereto and such Lender shall not have made available to the Administrative Agent its ratable portion of the requested Borrowing.
ARTICLE VI
REPRESENTATIONS AND WARRANTIES
In order to induce the Lenders to enter into this Agreement and make the Borrowings, each of the Loan Parties hereby represent and warrant to each Lender and the Administrative Agent as set forth in this Article. Notwithstanding the below, for purposes of this Article VI no Subsidiary of CatchMark Timber qualifying as an Unrestricted Timber Subsidiary shall be deemed to be a Subsidiary of any Loan Party, other than for the purposes of Sections 6.8(a), 6.14, 6.23 and 6.24.
SECTION 6.1    Organization, etc. Each Loan Party and each Subsidiary of any Loan Party (a) (i) is a corporation, limited partnership or limited liability company validly organized and existing and in good standing under the Law of the jurisdiction of its organization and (ii) is duly qualified to do business and is in good standing as a foreign corporation or limited liability company in each jurisdiction where the nature of its business requires such qualification; and (b) has full power and authority and holds all requisite permits, licenses, authorizations,

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approvals, entitlements, accreditations and privileges, from Governmental Authorities or otherwise, to (i) enter into and perform its obligations under this Agreement and each other Loan Document to which it is a party and (ii) own and hold under lease its property and to conduct its business in the ordinary course. No Loan Party or any Subsidiary of any Loan Party is in violation of its Organizational Documents.
SECTION 6.2    Due Authorization, Non-Contravention, etc.
The execution, delivery and performance by any Loan Party or any Subsidiary of any Loan Party of this Agreement, each other Loan Document executed or to be executed by it, are within such Loan Party’s and each such Subsidiary’s corporate, partnership, limited partnership or limited liability company powers, have been duly authorized by all necessary corporate, partnership, limited partnership or limited liability company action, and do not:
(a)    contravene or result in a default under any Loan Party’s or any such Subsidiary’s Organizational Documents;
(b)    contravene any Law binding on any Loan Party or any Subsidiary of any Loan Party;
(c)    violate, conflict with, result in a breach of, or constitute (along or with notice or lapse of time or both) a default of event of default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under, any Material Agreement to which it is a party;
(d)    violate, conflict with, result in a breach of, or result in the impairment, forfeiture or non-renewal of, any material permit, license, authorization, approval, entitlement, accreditation or privilege of any Governmental Authority; or
(e)    result in, or require the creation or imposition of, any Lien on any Loan Party’s or any such Subsidiary’s properties.
SECTION 6.3    Required Approvals. Except as duly obtained and in full force and effect prior to the Effective Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person is required for:
(a)    the due execution, delivery or performance by any Loan Party or any Subsidiary of any Loan Party of this Agreement or any other Loan Document to which it is a party;
(b)    the grant by any Loan Party or any Subsidiary of any Loan Party of the security interests, pledges and Liens granted by the Loan Documents; or

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(c)    the perfection of or the exercise by the Administrative Agent of its rights and remedies under this Agreement or any other Loan Document.
SECTION 6.4    Validity, etc. This Agreement constitutes, and each other Loan Document executed by any Loan Party or any Subsidiary of any Loan Party will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of such Loan Party or such Subsidiary enforceable in accordance with their respective terms, subject in each case to the effect of any Debtor Relief Laws or other similar Law affecting creditors’ rights generally, and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at Law). Each of the Loan Documents which purports to create a security interest in favor of the Administrative Agent (on behalf of the Lender Parties) creates a valid first priority security interest in the Collateral (subject, in the case of non-possessory security interests only, to Liens permitted by Section 7.2.3) securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. Upon the filing of U.C.C. financing statements, Mortgages and Mortgage Amendments in the proper filing offices, the Liens granted to the Administrative Agent pursuant to the Security Agreement, the Pledge Agreement and the Mortgages shall constitute a valid first priority perfected security interest in Collateral covered thereby in compliance with all Law. Mortgages and U.C.C. financing statements have been filed and recorded in the proper filing office for all Real Property (other than Unsecured Real Property).
SECTION 6.5    No Material Liabilities. No Loan Party and no Subsidiary of any Loan Party has any Indebtedness other than the Indebtedness permitted by Section 7.2.2.
SECTION 6.6    No Material Adverse Effect. Since December 31, 2016, no event has occurred that has resulted in or could reasonably be expected to result in a Material Adverse Effect.
SECTION 6.7    Litigation, Labor Matters, etc.
(a)    There are (i) no outstanding judgments against any Loan Party or any Subsidiary of any Loan Party in excess of $5,000,000 individually or Material Threshold in the aggregate and (ii) no pending or, to the knowledge of any Loan Party or any Subsidiary of any Loan Party, threatened, material litigation, action, proceeding or labor controversy affecting any Loan Party or any Subsidiary of any Loan Party or any of its respective properties, businesses, assets or revenues.
(b)    To the extent any Loan Party or any Subsidiary of any Loan Party has employees, the hours worked by and payments made to employees of each Loan Party and each Subsidiary of any Loan Party have not been in violation of the Fair Labor Standards Act or any other Law dealing with such matters. Item 6.7(b) (“Labor Matters”) of the Disclosure Schedule sets forth, as of the Fifth Amendment Effective Date, all collective bargaining agreements,

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management agreements, consulting agreements and employment agreements to which any Loan Party or any Subsidiary of any Loan Party is a party. There are no material strikes, slowdowns, labor disputes, work stoppages or controversies pending, or to the knowledge of any Loan Party or any Subsidiary of any Loan Party threatened, between any Loan Party or any Subsidiary of any Loan Party, on the one hand, and its employees, on the other hand, other than employee grievances arising in the ordinary course of business.
SECTION 6.8    Capitalization.
(a)    As of the Fifth Amendment Effective Date, the authorized Equity Interests in the Loan Parties, the Subsidiaries of any Loan Party and all other Persons in which any Loan Party or Subsidiary of any Loan Party owns any Equity Interests (including any Unrestricted Timber Subsidiaries and Permitted Joint Ventures) is set forth in Item 6.8 (“Initial Capitalization”) of the Disclosure Schedule. Except as set forth in Item 6.8 (“Initial Capitalization”) of the Disclosure Schedule, as of the Fifth Amendment Effective Date there are no (i) outstanding rights to purchase, options, warrants or similar rights pursuant to which any Loan Party, any Subsidiary of any Loan Party or any other Persons in which any Loan Party or any Subsidiary of any Loan Party owns any Equity Interests (including any Unrestricted Timber Subsidiaries and Permitted Joint Ventures) may be required to issue, sell, repurchase or redeem any of its Equity Interests or (ii) voting rights agreements. The Equity Interests so specified in Item 6.8 (“Initial Capitalization”) of the Disclosure Schedule are fully paid and non-assessable and are owned by the applicable Person, directly or indirectly, free and clear of all Liens (other than Liens in favor of the Administrative Agent pursuant to the Loan Documents).
(b)    No Loan Party or any Subsidiary of any Loan Party has established or acquired or created by division any additional Equity Interests in any Person except as permitted by Section 7.2.5. No Loan Party has established or acquired or created by division any Equity Interests in any Person that is not wholly-owned by the Loan Parties other than (i) any Permitted Joint Venture and (ii) the Farm Credit Lenders.
SECTION 6.9    Compliance with Law, etc.
(a)    Each Loan Party and each Subsidiary of any Loan Party is in compliance in all material respects with all Law applicable to each of them or their properties.
(b)    No Borrowing or use of any proceeds thereof contravenes any Law applicable to any Loan Party, any Subsidiary of any Loan Party, or any Lender.
SECTION 6.10    Properties, Permits, etc.
(a)    Each Loan Party and each Subsidiary of any Loan Party has, and is in material compliance with, all material permits, licenses, authorizations, approvals, entitlements, accreditations and privileges of Governmental Authorities or otherwise that are required for such Person to lawfully own, lease, manage or operate the Real Property. Except as disclosed in Item 6.10(a) (“Property Matters”) of the Disclosure Schedule, no condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the

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suspension, revocation, impairment, forfeiture or non-renewal of any such material permit, license, authorization, approval, entitlement, accreditation or privilege, and there is no claim that any of the foregoing is not in full force and effect.
(b)    Each Loan Party and each Subsidiary of any Loan Party, as applicable, has (i) good, valid and marketable fee title to all of the Land and (ii) good, valid, and marketable title to the Leasehold Interests, in each case free and clear of all Liens, easements, covenants, rights-of-way and other similar restrictions of any nature whatsoever, except Liens permitted by Section 7.2.3. All Real Property of any Loan Party or any Subsidiary of any Loan Party is Domestic.
(c)    All permits, licenses, authorizations, approvals, entitlements, accreditations and privileges required to have been issued to any Loan Party or any Subsidiary of any Loan Party with respect to the Real Property in order to enable such property to be lawfully occupied and used for all of the purposes for which it is currently occupied and used or is installed intended to be occupied and used have been lawfully issued and are in full force and effect, other than such permits which, if not obtained, would not have or would not reasonably be expected to have a Material Adverse Effect on the intended use or operation of the Real Property. Except as disclosed in Item 6.10(c) (“Consents and Approvals”) of the Disclosure Schedule, all the Real Property complies in all material respects with all Law and no consent or approval of any landlord or other third party in connection with any Leasehold Interest or other leased property in excess of the Material Threshold in the aggregate is necessary for any Loan Party or any Subsidiary of any Loan Party to enter into and execute the Loan Documents or grant any Liens thereunder.
(d)    Except (i) as disclosed in Item 6.10(d) (“Timber Operations”) of the Disclosure Schedule, (ii) for Liens permitted by Section 7.2.3, and (iii) for cutting contracts entered into in the ordinary course of business, no Person, individually or together with any other Person, other than the Landholders has any right to conduct timbering operations in excess of the Material Threshold in the aggregate on the Real Property or any right, title or interest in and to any Timber in excess of the Material Threshold in the aggregate located thereon.
(e)    Except as disclosed in Item 6.10(e) (“Condemnation Proceedings”) of the Disclosure Schedule, there is no pending or, to the knowledge of any Loan Party or any Subsidiary of any Loan Party, contemplated condemnation or eminent domain proceeding affecting any of the Real Property in excess of the Material Threshold in the aggregate.
(f)    Except as may be disclosed in the title insurance policies or endorsements delivered pursuant to Section 5.1, 5.2 or 7.1.9, there are no unresolved claims or disputes relating to access to any portion of the Real Property that could reasonably be expected to have a Material Adverse Effect on the intended use of such Real Property by any Landholder or any other Loan Party or any Subsidiary of any Loan Party.
SECTION 6.11    Taxes, etc.

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(a)    Each Loan Party and each Subsidiary of any Loan Party has (i) timely filed (after giving effect to all properly filed extensions for additional time to file) all tax returns and reports required by Law to have been filed by it, which tax returns and reports are correct and complete in all material respects, and (ii) paid all income Taxes and other Taxes of Governmental Authorities thereby shown to be owing, except any such Taxes which are being diligently contested in good faith by appropriate proceedings which stay the enforcement of any Lien resulting from the non-payment thereof and for which adequate reserves in accordance with GAAP shall have been set aside on its books.
(b)    No Loan Party or any Subsidiary of any Loan Party is a party to any tax sharing agreement.
(c)    Each Loan Party and each Subsidiary of any Loan Party has made adequate provision to establish reserves for liabilities for all Taxes as are or may become payable. No Loan Party or any Subsidiary of any Loan Party has knowledge of any proposed additional material tax assessment against it or its properties.
SECTION 6.12    ERISA.
(a)    No Loan Party, any Subsidiary of any Loan Party or any ERISA Affiliates thereof sponsor, maintain or contribute to, are required to sponsor, maintain or contribute to, or otherwise have any liability with respect to any Pension Plan or Multiemployer Plan.
(b)    Each Plan has been maintained, operated and funded in compliance with its terms and with all applicable provisions and requirements of the Code, ERISA, and other applicable federal or state laws, except where failure to so maintain, operate or fund could reasonably be expected to have a Material Adverse Effect.
(c)    Except to the extent required under Section 4980B of the Code or comparable state or other Law, no Plan provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party, any Subsidiary of any Loan Party, or any ERISA Affiliates thereof.
(d)    [Reserved].
(e)    The execution and delivery of this Agreement and the consummation of the transactions contemplated hereunder will not involve any transaction that is a prohibited transaction within the meaning of Section 406 of ERISA or in connection with which a tax under Section 4975 of the Code could be imposed.
(f)    No ERISA Event involving claims or liabilities in excess of the Material Threshold has occurred during the six years immediately preceding the date of this representation or is reasonably expected to occur.
SECTION 6.13    Environmental Warranties.

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(a)    The Real Property has been and is owned, operated or leased by each Loan Party and each Subsidiary of any Loan Party in compliance with all Environmental Laws, except for such violations that, either individually or in the aggregate, could not reasonably be expected to result in a liability exceeding a Material Environmental Amount.
(b)    There have been no past (to the knowledge of any Loan Party or any Subsidiary of any Loan Party), and there are no pending or threatened claims, complaints, written notices or requests for information received by any Loan Party or any Subsidiary of any Loan Party with respect to any alleged violation of any Environmental Laws that, either individually or in the aggregate, could reasonably be expected to result in a liability exceeding a Material Environmental Amount, or alleges criminal misconduct or injunctive relief.
(c)    There have been no Releases of Hazardous Materials at, on or under the Real Property that, either individually or in the aggregate, has, or could reasonably be expected to result in having, a liability exceeding a Material Environmental Amount.
(d)    Each Loan Party and each Subsidiary of any Loan Party has been issued, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations relating to environmental matters that are necessary or desirable for their businesses and required by Environmental Laws, except where the failure to have or do any of the foregoing, either individually or in the aggregate, could not reasonably be expected to result in a liability exceeding a Material Environmental Amount.
(e)    No property now or previously owned, operated or leased by any Loan Party or any Subsidiary of any Loan Party is listed or (to the best of their knowledge) proposed for listing on the National Priorities List pursuant to CERCLA or on any similar state list of sites requiring investigation or clean-up.
(f)    Except as set forth in Item 6.13(f) (“Environmental Matters/Storage Tanks”) of the Disclosure Schedule, there are no above ground or underground storage tanks, active or abandoned, that are not actively maintained in compliance with federal and state regulations or that have been identified as or are otherwise associated with a recognized environmental condition, whether controlled, historical or otherwise, on or under the Real Property.
(g)    None of the Loan Parties, the Subsidiaries of any Loan Party or any other Person (to the best of their knowledge (after due inquiry)) has transported or arranged for the transportation of any Hazardous Material which may lead to claims against any Loan Party or any Subsidiary of any Loan Party for any remedial work, damage to natural resources or personal injury (including claims under CERCLA) which, either individually or in the aggregate, could reasonably be expected to result in a liability exceeding a Material Environmental Amount.
(h)    There are no polychlorinated biphenyls, friable asbestos or other Hazardous Materials present on the Real Property that, either individually or in the aggregate, could reasonably be expected to result in a liability exceeding a Material Environmental Amount.

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(i)    No conditions exist at, on or under any property now or previously owned, operated or leased by any Loan Party or any Subsidiary of any Loan Party which, with the passage of time, or the giving of notice or both, either individually or in the aggregate, could reasonably be expected to result in a liability exceeding a Material Environmental Amount.
(j)    Except as set forth in Item 6.13(j) (“Endangered Species Act; Critical Habitat”) of the Disclosure Schedule, there are no areas of the Real Property with respect to which any Loan Party or any Subsidiary of any Loan Party has a legal obligation under the Endangered Species Act of 1973, 16 U.S.C. §§ 1531 et seq., on the Real Property, and no portion of the Real Property has been designated as a “critical habitat,” as defined in such Act.
SECTION 6.14    Accuracy of Information.
(a)    All information furnished from time to time (whether prior to or after the Effective Date) by or on behalf of any Loan Party, any Subsidiary of any Loan Party, any Permitted Joint Venture, or any of their Related Parties in writing to the Administrative Agent or any Lender or any Field Servicer in connection with this Agreement, any other Loan Document or any transaction contemplated hereby or thereby, is and will be, as the case may be, true and accurate in every material respect on the date as of which such information is dated or certified, and such information, taken as a whole, is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.
(b)    All information prepared by any consultant or professional advisor on behalf of any Loan Party, any Subsidiary of any Loan Party, any Permitted Joint Venture, or any of their Related Parties which was furnished to the Administrative Agent or any Lender in connection with this Agreement or any other Loan Document has been reviewed by any Loan Party or any Subsidiary of any Loan Party, and nothing has come to the attention of any Loan Party or any Subsidiary of any Loan Party in the context of such review which would lead it to believe that such information (or the assumptions on which such information is based) is not true and correct in all material respects or that such information omits to state any material fact necessary to make such information, taken as a whole, not misleading in any material respect.
(c)    Insofar as any of the information described above includes assumptions, estimates, projections or opinions, the Loan Parties and the Subsidiaries of the Loan Parties have reviewed such matters and nothing has come to the attention of the Loan Parties or the Subsidiaries of the Loan Parties which would lead them to believe that such matters were not when made true and correct in all material respects (when taken as a whole) or that such assumptions, estimates, projections or opinions omitted to state any material fact necessary (when taken as a whole) to make such assumptions, estimates, projections or opinions not reasonable or not misleading in any material respect. All projections and estimates have been prepared in good faith based on assumptions that are believed by the Borrower at the time the related projections or estimates are furnished to the Administrative Agent, any Lender or any Field Servicer to be reasonable, it being understood and acknowledged that projections and estimates are as to future events and are not to be viewed as facts, and projections and estimates are subject to significant uncertainties and contingencies, many of which are beyond the

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Borrower’s control, that no assurances can be given that any projection or estimate will be realized and that actual results during the period or periods covered by the projections or estimates may differ significantly from the projected results and such differences may be material.
(d)    (i)    The balance sheets and financial statements delivered to the Lenders pursuant to Section 5.1.20 and Section 7.1.1 and otherwise (other than any pro forma balance sheets or financial statements) have each been or will be, as the case may be, prepared in accordance with GAAP consistently applied and do or will, as the case may be, present fairly in all material respects the financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended; provided that unaudited interim financial statements are subject to normal year-end adjustments.
(ii)    Except as disclosed in the financial statements referred to above or the notes thereto and for the items disclosed in the Disclosure Schedule, neither any Loan Party nor any Subsidiary of any Loan Party nor any Consolidated Permitted Joint Venture has, as of the Fifth Amendment Effective Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.
(e)    As of the Fifth Amendment Effective Date, the information included in the Beneficial Ownership Certification is true and correct in all respects.
SECTION 6.15    [Reserved].
SECTION 6.16    Absence of Default and Restrictions.
(a)    Neither any Loan Party nor any Subsidiary of any Loan Party is (i) in default in the payment of (or in the performance of any obligation applicable to) any Indebtedness in excess of $5,000,000 individually and the Material Threshold in the aggregate or (ii) in violation in any material respect of any (A) Law, (B) Material Agreement, or (C) permit, license, authorization, entitlement, accreditation or privilege of any Governmental Authority binding upon it or its property or assets. No Default or Event of Default exists.
(b)    Neither any Loan Party nor any Subsidiary of any Loan Party (i) is a party to any material contract, agreement, lease or other instrument, or subject to any other restriction, that restricts its ability to incur Indebtedness (other than this Agreement or the other Loan Documents) or (ii) has agreed or consented to exist on any of the Real Property or other Collateral, whether now or in the future, any Lien other than (A) those Liens permitted by Section 7.2.3 or (B) as permitted under Section 7.2.12.
SECTION 6.17    Margin Regulations; Bank Secrecy Act, etc.
(a)    Neither any Loan Party nor any Subsidiary of any Loan Party is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying “margin stock” (as defined in F.R.S. Board Regulation U). None of the proceeds of any Loan will be used for the purpose of, or be made available by any

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Loan Party or any Subsidiary of any Loan Party in any manner to any other Person to enable or assist such Person in, directly or indirectly purchasing or carrying “margin stock” (as so defined) or otherwise in violation of Regulations T, U or X of the F.R.S. Board.
(b)    None of the proceeds of any Loan shall be used, directly or indirectly, in a manner that would cause the Administrative Agent or any Lender to violate the Foreign Corrupt Practices Act of 1977, the Bank Secrecy Act or any of the sanctions programs administered by the Office of the Foreign Assets Control of the United States Department of Treasury.
(c)    None of the proceeds of any Loan or Letter of Credit shall be used, directly or indirectly, in a manner inconsistent with Section 4.10 or Law.
SECTION 6.18    Investment Company Status. No Loan Party or Subsidiary of any Loan Party is an “investment company” or a “company controlled by an investment company” within the meaning of the Investment Company Act of 1940.
SECTION 6.19    Material Agreements; Governmental Approvals.
(a)    Each Loan Party, each Subsidiary of any Loan Party and (to the best of their knowledge) each other party to a Material Agreement are in compliance in all material respects with all the terms contained in each Material Agreement, each Material Agreement is in full force and effect, the rights, benefits and indemnities in favor of any Loan Party or any Subsidiary of a Loan Party under any Material Agreement are not subject to any defenses, offsets or claims of any kind in any material respect, and all consents to duly assign each relevant Material Agreement (as required by Section 5.1.15 or otherwise) from any Loan Party or any Subsidiary of any Loan Party to the Administrative Agent have been obtained and are in full force and effect.
(b)    Set forth on Item 6.19(b) (“Material Governmental Approvals”) of the Disclosure Schedule is a listing, as of the Fifth Amendment Effective Date, of all material licenses, permits and other approvals of Governmental Authorities (collectively, the “Material Governmental Approvals”) that are required to (i) own, operate or lease the Real Property and (ii) operate the business of any Loan Party or any Subsidiary of any Loan Party in the ordinary course (including with respect to activities related to Timber harvesting, building, zoning, sub-division, wildlife protection, mining, drilling, extraction or reclamation). No Loan Party or Subsidiary of any Loan Party has failed to obtain any Material Governmental Approval and is not in violation of any Material Governmental Approval. No Loan Party or Subsidiary of any Loan Party has received written notice of any violation with respect to the matters the subject of this clause.
SECTION 6.20    Solvency.
(a)    The Loan Parties and their Shell Subsidiaries are, and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith pursuant to the Loan Documents or otherwise will be, on a consolidated basis, Solvent.

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(b)    Timberlands II and its Subsidiaries are, and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith pursuant to the Loan Documents or otherwise will be, on a consolidated basis, Solvent.
SECTION 6.21    Insurance. Item 6.21 (“Insurance”) of the Disclosure Schedule sets forth a true, complete and correct description of all insurance maintained by any Loan Party or any Subsidiary of any Loan Party as of the Fifth Amendment Effective Date. As of such date, such insurance is in full force and effect and all premiums have been duly paid.
SECTION 6.22    Affiliate Transactions. Except as described on Item 6.22 (“Affiliate Transactions”) of the Disclosure Schedule and other than as set forth in any Organizational Document of a Loan Party or any Subsidiary of any Loan Party, as of the Fifth Amendment Effective Date, no Affiliate of any Loan Party or any Subsidiary of any Loan Party (or any of their respective family members) is a party to any transaction with any Loan Party or any Subsidiary of any Loan Party, including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Person or any Person in which any officer, director, or any such employee or family member has a substantial interest or is an officer, director, partner, member or trustee.
SECTION 6.23    Anti-Corruption; Anti-Terrorism and Sanctions.
(a)    Each of the Loan Parties and their respective Subsidiaries, Affiliates, officers, directors, employees and agents are in compliance, in all respects, with all applicable (i) Anti-Corruption Laws, (ii) Anti-Terrorism Laws and (iii) Sanctions.
(b)    The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Loan Parties and their respective Subsidiaries, Affiliates, officers, directors, employees and agents with all applicable (i) Anti-Corruption Laws, (ii) Anti-Terrorism Laws and (iii) Sanctions.
(c)    None of the Loan Parties or their respective Subsidiaries, Affiliates, officers, directors, employees or agents is a Sanctioned Person or has engaged in, or is now engaged in, or will engage in, any dealings or transactions with any Sanctioned Person.
(d)    No Borrowing, use of proceeds or other transaction contemplated by this Agreement will violate any (i) Anti-Corruption Laws, (ii) Anti-Terrorism Laws or (iii) Sanctions.
(e)    The Loan Parties have provided to the Administrative Agent and the Lenders all information requested by the Administrative Agent and the Lenders regarding the Loan Parties and their respective Subsidiaries, Affiliates, officers, directors, employees and agents that is necessary for the Administrative Agent and the Lenders to collect to comply with applicable Anti-Corruption Laws, Anti-Terrorism Laws, Sanctions and other Law.

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SECTION 6.24    Separateness; Special Representations and Covenants Relating to Loan Parties.
SECTION 6.24.1    Purpose.
(a)    The only business that CatchMark Timber conducts or will conduct will be (i) directly owning and holding (A) up to 99.99% of the Equity Interests of the Borrower as its sole general partner, (B) all of the Equity Interests of CatchMark Holder and any Unrestricted Timber Subsidiary, and (C) all or any portion of the Equity Interests in a Permitted JV Investment Subsidiary or a Permitted Joint Venture, (ii) indirectly owning and holding the Equity Interests of the other Loan Parties and their Subsidiaries (including any Subsidiary of an Unrestricted Timber Subsidiary), (iii) entering into the Loan Documents, (iv) pledging all of the Collateral that it owns as collateral for the Obligations, and (v) transacting any and all lawful business under the laws of the state of its organization that is incident, necessary and appropriate to accomplish the foregoing and appropriate or necessary to its status as a public company, in each case, provided that such business is consistent with CatchMark Timber’s REIT Status.
(b)    The only business that the Borrower conducts or will conduct will be (i) owning and holding the Equity Interests of CatchMark TRS, Timberlands II and such other Investments as may be permitted by Section 7.2.5, (ii) entering into the Loan Documents, (iii) pledging all of the Collateral that it owns as collateral for the Obligations and (iv) transacting any and all lawful business under the laws of the state of its organization that is incident, necessary and appropriate to accomplish the foregoing, in each case, provided that such business is consistent with CatchMark Timber’s REIT Status.
(c)    The only business that CatchMark TRS conducts or will conduct will be (i) owning and holding the Equity Interests of TRS Subsidiaries and such other Investments as may be permitted by Section 7.2.5, (ii) entering into the Loan Documents, (iii) pledging all of the Collateral that it owns as collateral for the Obligations, and (iv) transacting any and all lawful business under the laws of the state of its organization that is incident, necessary and appropriate to accomplish the foregoing.
(d)    The only business that CatchMark Holder conducts or will conduct will be (i) owning and holding 0.01% of the Equity Interests of the Borrower as a limited partner, (ii) entering into the Loan Documents, (iii) pledging all of the Collateral that it owns as collateral for the Obligations and (iv) transacting any and all lawful business under the laws of the state of its organization that is incident, necessary and appropriate to accomplish the foregoing, in each case, provided that such business is consistent with CatchMark Timber’s REIT Status.
(e)    The only business that any QRS Subsidiary (other than the Borrower and CatchMark Holder) conducts or will conduct will be (i) acquiring, owning and holding Real Property, incidental personal property related thereto and proceeds thereof, and operating and managing the Real Property including the selling and harvesting of Timber by itself and by others pursuant to Timber rights granted by such QRS Subsidiary, (ii) owning and holding the Equity Interests of other Subsidiaries and such other Investments as may be permitted by Section 7.2.5, (iii) entering into the Loan Documents, (iv) pledging all of the Collateral that it owns as

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collateral for the Obligations, (v) entering into apiary, fishing, hunting or other recreational or pasture leases or licenses as are permitted by Section 7.2.9(j), and (vi) transacting any and all lawful business under the laws of the state of its organization that is incident, necessary and appropriate to accomplish the foregoing, in each case, provided that such business is consistent with CatchMark Timber’s REIT Status.
(f)    The only business that any TRS Subsidiary conducts or will conduct will be (i) any business permitted under Section 6.24.1(e), (ii) entering into the Supply Agreements, (iii) purchasing, cutting, transporting, and selling Timber from the Timberlands, (iv) processing and selling Fuel Wood Residue in accordance with the terms of this Agreement, (v) acquiring, owning and holding rights with respect to the Real Property pursuant to timber deeds or similar instruments, incidental personal property related thereto and proceeds thereof, and operating and managing the Real Property, and (vi) transacting any and all lawful business under the laws of the state of its organization that is incident, necessary and appropriate to accomplish the foregoing.
(g)    The only business that any Shell Subsidiary conducts or will conduct will be (i) such as is consistent with the definition of “Shell Subsidiary” and, if applicable, the definition of “Permitted JV Investment Subsidiary”, and (ii) transacting any and all lawful business under the laws of the state of its organization that is incident, necessary and appropriate to accomplish the foregoing.
(h)    The only business that any Unrestricted Timber Subsidiary conducts or will conduct will be (i) such as is consistent with the definition of “Unrestricted Timber Subsidiary” and “Unrestricted Timber Transactions” and (ii) transacting any and all lawful business under the laws of the state of its organization that is incident, necessary and appropriate to accomplish the foregoing.
(i)    The only business that CTT Employee conducts or will conduct will be (i) employing certain individuals and (ii) transacting any and all lawful business under the laws of the state of its organization that is incident, necessary and appropriate to accomplish the foregoing.
(j)    The only business Triple T GP conducts and will conduct will be as a holding company.
provided, however, that (i) Creek Management shall be permitted to manage JV Real Property owned by Permitted Joint Ventures, and (ii) Triple T GP shall be permitted to act as the general partner of TexMark Timber Treasury, L.P. in accordance with the terms and provisions of the Organizational Documents of TexMark Timber Treasury, L.P. in substantially the form provided to the Administrative Agent on May 14, 2018 and as amended or otherwise modified to the extent permitted by Section 7.2.10.
SECTION 6.24.2    Financial Statements. Each Loan Party and each Subsidiary of any Loan Party has and will have its own separate financial statements, provided, however, that the assets of each Loan Party and each Subsidiary of any Loan Party may be

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included in a consolidated financial statement of its parent companies if inclusion on such a consolidated statement is required to comply with the requirements of GAAP, provided, further, that (a) such consolidated financial statement shall contain a footnote to the effect that the assets of each Loan Party and each Subsidiary of any Loan Party are owned by such Loan Party or Subsidiary and that the assets are being included on the financial statement of its parent solely to comply with the requirements of GAAP and (b) such assets shall be listed on such Loan Party’s or Subsidiary’s own separate balance sheet.
SECTION 6.24.3    Tax Return. Each of Timberlands II, the Borrower, CatchMark Holder, CatchMark Texas GP, CatchMark Texas LP, CatchMark SC, CatchMark Southern Timberlands, CatchMark Southern Holdings, Creek Pine Holdings and Triple T GP is and will be a QRS Subsidiary. Each of CatchMark TRS Subsidiary, CatchMark HBU, CatchMark TRS Subsidiary II, CatchMark TRS Manager, CatchMark TRS Member and Creek Management is and will be a TRS Subsidiary. Each Loan Party or Subsidiary of any Loan Party established or otherwise acquired or created by division after the Effective Date (other than CTT Employee) shall be identified as a QRS Subsidiary or TRS Subsidiary in the applicable Joinder Agreement.
SECTION 6.24.4    Separateness. Each Loan Party and each Subsidiary of any Loan Party has held, and at all times will hold, itself out to the public as, a legal entity separate and distinct from any other Person, shall correct any known misunderstanding regarding its status as a separate entity, shall conduct and operate its business in its own name and shall not identify itself or any of its Affiliates as a division or part of the other. Triple T GP has held, and at all times will (I) hold itself out to the public as a legal entity separate and distinct from any other Person (including the other Loan Parties and TexMark Timber Treasury, L.P.), (II) correct any known misunderstanding regarding its status as a separate entity, and (III) conduct and operate its business in its own name and not identify itself or any of its Affiliates as a division or part of the other.
SECTION 6.24.5    Overhead. Each Loan Party and each Subsidiary of any Loan Party has and will allocate fairly and reasonably any overhead expenses that are shared with any other Loan Party or any Affiliate thereof, including paying for office space and services performed by any employee of an Affiliate.
SECTION 6.24.6    Liabilities and Expenses. Item 6.24 (“Accounts”) of the Disclosure Schedule (as updated from time to time pursuant to the terms hereof) identifies all InvestLine Accounts and deposit, securities and commodities accounts and subaccounts in the name of any Loan Party or any Shell Subsidiary of any Loan Party, including, for each such account or subaccount, the name on the account or subaccount, the account or subaccount number, the type of account or subaccount, the name and address of the financial institution at which the account or subaccount is located, and the sources and uses of funds contained in or credited to such account or subaccount. Except as identified in Item 6.24 (“Accounts”) of the Disclosure Schedule (as updated from time to time pursuant to the terms hereof), each Loan Party and each Subsidiary of any Loan Party has and will pay its own liabilities and expenses out of its own funds drawn on its own InvestLine Account or bank account or subaccounts.

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SECTION 6.24.7    [Reserved].
SECTION 6.24.8    Separateness of Assets. Other than as provided in Item 6.24 (“Accounts”) of the Disclosure Schedule (as updated from time to time pursuant to the terms hereof), each Loan Party and each Subsidiary of any Loan Party (a) has and will (i) maintain all of its InvestLine Accounts and bank accounts separate from any other Person, (ii) hold all of its assets in its own name and (iii) maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other entity; and (b) has not and will not (i) commingle its funds or other assets with those of any other Person or (ii) participate in a cash management system with any other Person.
SECTION 6.24.9    Guarantees. Other than as permitted by Section 7.2.2, no Loan Party and no Subsidiary of any Loan Party has or will hold itself out as being responsible for the debts or obligations of any other Person, or has or will hold out its credit as available to satisfy the obligations of any other Person.
SECTION 6.24.10    Corporate Formalities. Each Loan Party and each Subsidiary of any Loan Party has and will hold regular meetings, as appropriate, to conduct its business in the ordinary course, and each Loan Party and each Subsidiary of any Loan Party has done and will do all things necessary to observe all customary organizational and operational formalities and record keeping and to preserve its existence. Each Loan Party and each Subsidiary of any Loan Party has and will maintain all of its books and records separate from those of any other Person and will maintain separate telephone numbers, stationery, invoices and checks.
SECTION 6.25    Qualified ECP Guarantor. The Borrower is a Qualified ECP Guarantor.
SECTION 6.26    Permitted Joint Venture. No Loan Party or any Subsidiary of any Loan Party owns, directly or indirectly, any Equity Interests in any Joint Venture other than Permitted Joint Ventures.
ARTICLE VII
COVENANTS
SECTION 7.1    Affirmative Covenants. The Borrower and the Loan Parties agree with each Lender and the Administrative Agent that, until all the Obligations have been paid in full in cash and performed in full and all the Commitments have been irrevocably terminated, the Borrower and the Loan Parties will perform, and will cause their respective Subsidiaries to perform, the obligations set forth in this Section. Notwithstanding the below, for purposes of this Section 7.1 no Subsidiary of CatchMark Timber qualifying as an Unrestricted Timber Subsidiary shall be deemed to be a Subsidiary of any Loan Party other than with respect to Sections 7.1.1(a), (b), (d)(i), and (p).
SECTION 7.1.1    Financial Information, Reports, Notices, etc.

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Each Loan Party and each Subsidiary of any Loan Party, will furnish, or will cause to be furnished, to the Administrative Agent copies of the following financial statements, reports, notices and information (all of which shall be in form and scope reasonably satisfactory to the Administrative Agent):
(a)    as soon as available and in any event within the shorter of (x) 45 days after the end of each Fiscal Quarter except for the last Fiscal Quarter of each Fiscal Year and (y) 10 days following the date that CatchMark Timber is required to file its quarterly report with the SEC as part of its periodic reporting (if CatchMark Timber is subject to such reporting requirements) except for the last Fiscal Quarter of each Fiscal Year,
(i)    consolidated balance sheets of CatchMark Timber and its Subsidiaries and Consolidated Permitted Joint Ventures as of the end of such Fiscal Quarter and consolidated statements of earnings and cash flow of CatchMark Timber and its Subsidiaries and Consolidated Permitted Joint Ventures for such Fiscal Quarter and (when available) for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter (when available), together with comparable information adjusted to reflect any changes at the close of and for the corresponding Fiscal Quarter for the prior Fiscal Year and for the corresponding portion of the previous Fiscal Year, certified as complete and correct by a Financial Officer of CatchMark Timber as fairly presenting the financial position of CatchMark Timber and its Subsidiaries and Consolidated Permitted Joint Ventures as of the date thereof and for the period then ended; provided that, to the extent included in such report, the furnishing of the quarterly report of CatchMark Timber on Form 10-Q for such quarter, as filed with the SEC, will satisfy the Loan Parties’ obligation under this Section 7.1.1(a)(i);
(ii)    (x) if any Unrestricted Timber Subsidiaries have been acquired or organized by CatchMark Timber or if any Unrestricted Timber Transactions have been consummated, if requested by the Administrative Agent, or (y) if any Loan Party has invested in any Consolidated Permitted Joint Venture, consolidating balance sheets of CatchMark Timber and its Subsidiaries and Consolidated Permitted Joint Ventures as of the end of such Fiscal Quarter and consolidating statements of earnings and cash flow of CatchMark Timber and its Subsidiaries and Consolidated Permitted Joint Ventures for such Fiscal Quarter and (when available) for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter (when available), together with comparable information adjusted to reflect any changes at the close of and for the corresponding Fiscal Quarter for the prior Fiscal Year and for the corresponding portion of the previous Fiscal Year, certified as complete and correct by a Financial Officer of CatchMark Timber as fairly presenting the financial position of CatchMark Timber and its Subsidiaries and Consolidated Permitted Joint Ventures as of the date thereof and for the period then ended;
(iii)    consolidated balance sheets of each Permitted Joint Venture as of the end of such Fiscal Quarter and consolidated statements of earnings and cash flow of each Permitted Joint Venture for such Fiscal Quarter and (if and to the extent available) for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter (if and to the extent available), certified as complete and correct by a Financial Officer of

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CatchMark Timber as fairly presenting the financial position of such Permitted Joint Venture and its consolidated Subsidiaries as of the date thereof and for the period then ended;
(b)    as soon as available and in any event within the shorter of (x) 90 days after the end of each Fiscal Year and (y) 10 days following the date that CatchMark Timber is required to file its annual report with the SEC as part of its periodic reporting (if CatchMark Timber is subject to such reporting requirements),
(i)    a copy of the annual consolidated audit report for such Fiscal Year for CatchMark Timber and its Subsidiaries and Consolidated Permitted Joint Ventures, including therein consolidated balance sheets of CatchMark Timber and its Subsidiaries and Consolidated Permitted Joint Ventures as of the end of such Fiscal Year and consolidated statements of earnings and of cash flow of CatchMark Timber and its Subsidiaries and Consolidated Permitted Joint Ventures for such Fiscal Year, in each case certified without any “going concern” or other material qualification in a manner reasonably acceptable to the Administrative Agent by Deloitte & Touche LLP or other independent public accountants acceptable to the Administrative Agent, together with (1) the annual letters to such accountants in connection with their audit examination detailing contingent liabilities and material litigation matters and (2) comparable information adjusted to reflect any changes at the close of the prior Fiscal Year (when available); provided that, to the extent included in such report, the furnishing of the annual report of CatchMark Timber on Form 10-K for such year, as filed with the SEC, will satisfy the Loan Parties’ obligation under this Section 7.1.1(b)(i);
(ii)    (x) if any Unrestricted Timber Subsidiaries have been acquired or organized by CatchMark Timber or if any Unrestricted Timber Transactions have been consummated, if requested by the Administrative Agent, or (y) if any Loan Party has invested in any Consolidated Permitted Joint Venture, consolidating balance sheets of CatchMark Timber and its Subsidiaries and Consolidated Permitted Joint Ventures as of the end of such Fiscal Year and consolidating statements of earnings and cash flow of CatchMark Timber and its Subsidiaries and Consolidated Permitted Joint Ventures for such Fiscal Year, together with comparable information for the previous Fiscal Year, certified as complete and correct by a Financial Officer of CatchMark Timber as fairly presenting the financial position of CatchMark Timber and its Subsidiaries and Consolidated Permitted Joint Ventures as of the date thereof and for the period then ended;
(iii)    a copy of the annual consolidated financial statements for such Fiscal Year for each Permitted Joint Venture, including therein consolidated balance sheets of such Permitted Joint Venture as of the end of such Fiscal Year and consolidated statements of earnings and of cash flow of such Permitted Joint Venture and its Subsidiaries for such Fiscal Year;
(c)    as soon as available and in no event later than the date the financial statements are delivered (or are required to be delivered) pursuant to clause (a) or clause (b), a Compliance Certificate;

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(d)    concurrently with the delivery of the financial statements pursuant to clause (b):
(i)    the final management letter, if any, prepared by the independent public accountants who prepared such financial statements with respect to internal audit and financial controls of CatchMark Timber, and its Subsidiaries and, if applicable, its Consolidated Permitted Joint Ventures; and
(ii)    a certificate of a Financial Officer of the Borrower setting forth the information required pursuant to the disclosure schedules of the Security Agreement and the Pledge Agreement or confirming that there has been no change in such information since the Effective Date or the date of the most recent certificate delivered pursuant to this clause;
(e)    [reserved];
(f)    as soon as possible and in any event within three (3) Business Days after (i) the occurrence of any material adverse development with respect to any litigation, action, proceeding or labor controversy described in Section 6.7, (ii) the commencement of any litigation, action, proceeding or labor controversy of the type described in Section 6.7, (iii) the commencement of any legal proceeding seeking injunctive relief or which may materially impair the ability of any Loan Party or any Subsidiary to any Loan Party to perform their obligations or (iv) any change in the certified public accountants of any Loan Party or any Subsidiary of any Loan Party, notice thereof by an Authorized Officer of the Borrower and copies of all documentation relating thereto;
(g)    as soon as possible and in any event within three (3) Business Days after the occurrence of each Default, Event of Default or event that could reasonably be expected to result in a Material Adverse Effect, a statement of an Authorized Officer of the Borrower setting forth reasonably detailed information regarding such Default, Event of Default or event, and the action which the Borrower has taken and proposes to take with respect thereto;
(h)    concurrently with the sending or filing thereof, copies of all (i) reports and documents which any Loan Party or any Subsidiary of any Loan Party sends to holders of its Equity Interests generally, (ii) press releases and other statements made available by any Loan Party or any Subsidiary of any Loan Party to the public concerning material changes or developments in it business and (iii) reports, financial statements and registration statements which any Loan Party or any Subsidiary of any Loan Party files with the SEC or any securities exchange, except that the Borrower shall not be required to deliver any of the foregoing which has previously been delivered hereunder;
(i)    promptly after becoming aware of any events which would give rise to a mandatory prepayment under Section 3.1.2, a statement of a Financial Officer of the Borrower setting forth reasonably detailed information regarding the same and, in the case of any events which would give rise to mandatory prepayment under Section 3.1.2(f), either a Borrowing Request or a statement as to the anticipated source of funds to satisfy the repayment required by the last sentence of Section 3.1.2(f);

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(j)    all such notices and documents required to be delivered pursuant to the other Loan Documents;
(k)    promptly after the receipt thereof by any Loan Party or any Subsidiary of any Loan Party, copies of any notice of non-payment or underpayment of material Taxes or other charges by any Loan Party or any Subsidiary of any Loan Party that is received from any relevant Governmental Authority;
(l)    concurrently with the receipt or delivery thereof by any Loan Party or any Subsidiary of any Loan Party, all material notices, including notices of default or termination, received or delivered by any Loan Party or any Subsidiary of any Loan Party pursuant to any Material Agreement;
(m)    promptly after the assertion or occurrence thereof, notice of any proceeding, demand, investigation or claim of any Governmental Authority regarding the noncompliance by any Loan Party or any Subsidiary of any Loan Party with any Environmental Laws that could (i), either individually or in the aggregate, reasonably be expected to result in a liability exceeding the Material Environmental Amount or (ii) cause any Real Property to be subject to any restrictions on ownership, transferability or occupancy;
(n)    as soon as available and in no event later than 10 Business Days prior to the beginning of each calendar year, pro forma financial projections for the next following 24-month period for CatchMark Timber and its Subsidiaries and, if applicable, its Consolidated Permitted Joint Ventures prepared on a quarterly basis for such period;
(o)    on or prior to the opening or acquiring of any new InvestLine Account or deposit or securities account or subaccounts by any Loan Party or any Shell Subsidiary and as soon as available upon any other change regarding such accounts or subaccounts such that the information provided in the most recently delivered schedule is no longer true and correct in all material respects, an updated Item 6.24 (“Accounts”) of the Disclosure Schedule identifying such InvestLine Accounts or deposit, securities or commodities account or subaccounts opened or acquired by any Loan Party or Shell Subsidiary and providing such other information as is described in the first sentence of Section 6.24.6; and
(p)    such other information (including, for the avoidance of doubt, an updated Beneficial Ownership Certification) respecting the condition or operations, financial or otherwise, of any Loan Party or any Subsidiary of any Loan Party and, to the extent available to CatchMark Timber or its Subsidiaries, any Permitted Joint Venture or any Subsidiary of any Permitted Joint Venture, as any Lender through the Administrative Agent may from time to time reasonably request.
SECTION 7.1.2    Compliance with Law; Payment of Obligations.
(a)    Each Loan Party and each Subsidiary of any Loan Party will comply in all material respects with all material permits, licenses, authorizations, approvals, entitlements, accreditations and privileges of each Governmental Authority and all Law.

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(b)    Each Loan Party shall, and shall cause each of its Subsidiaries, Affiliates, officers, directors, employees and agents to, comply with all (i) Anti-Corruption Laws, (ii) Anti-Terrorism Laws and (iii) Sanctions. Each Loan Party shall implement and maintain in effect policies and procedures designed to ensure compliance by the Loan Parties and their respective Subsidiaries, Affiliates, officers, directors, employees and agents with all (i) Anti-Corruption Laws, (ii) Anti-Terrorism Laws and (iii) Sanctions.
(c)    Each Loan Party and each Subsidiary of any Loan Party will pay before the same become delinquent, all (i) its Indebtedness and other obligations, including all income and other Taxes, assessments and charges imposed by Governmental Authorities upon it or upon its property, and (ii) lawful claims for labor, materials and supplies or otherwise, except for the non-payment of such other Indebtedness, obligations, Taxes, assessments, charges and claims that (A) are being diligently contested in good faith by appropriate proceedings which (1) suspend collection of the contested other Indebtedness, obligation, Tax, assessment, charge, or claim and any Lien arising therefrom and (2) for which adequate reserves in accordance with GAAP shall have been set aside on its books and (B) could not reasonably be expected to have, either individually or in the aggregate, a material liability to any Loan Party or Subsidiary of a Loan Party. If such contest is terminated, adversely resolved or the conditions set forth in this Section are no longer met, each Loan Party and each Subsidiary of any Loan Party shall promptly pay or discharge the contested other Indebtedness, obligations, Taxes, assessments, charges and claims.
SECTION 7.1.3    Maintenance of Properties and Franchises.
(a)    Each Loan Party and each Subsidiary of any Loan Party will, in the exercise of its reasonable business judgment, maintain, preserve, protect and keep its properties in good repair, working order and condition (reasonable wear and tear, casualty and condemnation excepted), and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.
(b)    Each Loan Party and each Subsidiary of any Loan Party will do or cause to be done all things necessary to preserve, renew and keep in full force and effect (i) its legal existence and qualification as a foreign corporation, limited liability company or partnership in each jurisdiction where it has assets or conducts business and (ii) the permits, licenses, authorizations, approvals, entitlements, accreditations, privileges and franchises of all Governmental Authorities or otherwise necessary for the proper conduct of its business (including the ownership and the leasing of the Real Property).
SECTION 7.1.4    Insurance.
(a)    Each Loan Party and each Subsidiary of any Loan Party will maintain insurance policies and coverage with respect to its property and assets at least as expansive as set forth on Item 6.21 (“Insurance”) of the Disclosure Schedule and, in any event, to such extent and covering such risks as is customary for companies in sound financial condition in the same or similar businesses and operations and in the same or similar locations. In addition, each Loan Party and each Subsidiary of any Loan Party will maintain such other additional insurance

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coverage in such amounts and with respect to such risks as the Administrative Agent or the Required Lenders may reasonably request from time to time.
(b)    Without limiting clause (a) above, each Loan Party and each Subsidiary of any Loan Party shall, to the extent required under the Flood Laws, obtain and maintain flood insurance for such structures and contents constituting Collateral located in a flood hazard zone, in such amounts as similar structures and contents are insured by prudent companies in similar circumstances carrying on similar businesses and otherwise satisfactory to the Administrative Agent. Each Loan Party and each Subsidiary of any Loan Party will promptly take all such further action as may be reasonably requested by the Administrative Agent or any Lender required to comply with Flood Laws (as determined in the reasonable discretion of the Administrative Agent or such requesting Lender).
(c)    All premiums on insurance policies required under this Section will be paid by the Borrower. All insurance policies relating to any loss or damage sustained in respect of any item constituting a part of the Collateral will contain a loss payable endorsement, in form and substance reasonably satisfactory to the Administrative Agent, in favor of the Administrative Agent. All insurance policies relating to general liability, umbrella and excess insurance coverage will contain an additional insured endorsement, in form and substance satisfactory to the Administrative Agent, in favor of the Administrative Agent. All such insurance policies will provide that:
(i)    No Loan Party, Subsidiary or Affiliate of any Loan Party, or Lender will be a coinsurer thereunder; and
(ii)    such insurance will not be affected by any unintentional act or negligence or representation or warranty on the part of any Loan Party or any Subsidiary of any Loan Party or other owner of the policy or the property described in such policy.
All such insurance policies will provide that the insurer will, simultaneously with the delivery to any Loan Party or any Subsidiary of any Loan Party of any notice of a material event under such policy, deliver to the Administrative Agent a copy of such notice. All such insurance policies and loss payable clauses will provide that they may not be canceled, amended or terminated unless the Administrative Agent is given at least the same number of days’ notice that the insurance company which issued such policies is required to give any Loan Party or any Subsidiary of any Loan Party, but in no event less than (i) 10 days’ prior written notice by reason of nonpayment of premium or (ii) 30 days’ prior written notice for any other reason.
(d)    The Borrower will provide to the Administrative Agent and to its insurance consultant (or any agent, officer or employee of the Administrative Agent) such other information relating to its insurance coverage as may be reasonably requested by the Administrative Agent. The insurance consultant (through its officers or employees) shall have the right to visit the offices of any Loan Party and any Subsidiary of any Loan Party, upon reasonable prior notice during usual business hours, to inspect the insurance policies provided for herein. The reasonable fees, costs and expenses of the insurance consultant shall be paid for by the Borrower.

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(e)    If any Loan Party or Subsidiary of any Loan Party fails to maintain any of the policies of insurance required by this Section (the “Required Insurance”), the Administrative Agent may (but shall not be required to), at the sole cost and expense of the Borrower, obtain and maintain such policies of insurance, pay the related premiums and take such other action as it deems reasonably advisable. All costs related to the foregoing shall be charged to the Borrower’s loan account. Notwithstanding the foregoing, the Administrative Agent shall have no liability with respect to the cost, scope, amount or other terms with respect to the insurance purchased by it pursuant to this provision. If the Loan Parties provide the Administrative Agent with proof reasonably acceptable to the Administrative Agent that the Loan Parties have all Required Insurance, then the Administrative Agent agrees to cancel the insurance purchased by the Administrative Agent pursuant to this clause (e) within a reasonable period of time thereafter.
(f)    Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent shall have the sole right, in the name of the Lenders and each other Lender Party, to file claims under any insurance policies with respect to which the Administrative Agent is the loss payee, to receive receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.
(g)    The Borrower will furnish to the Administrative Agent annually and at such other times as the Administrative Agent shall reasonably request, a certificate of insurance and other evidence as to the insurance required to be maintained pursuant to this Section.
SECTION 7.1.5    Books and Records; Inspections; Annual Meeting.
(a)    Each Loan Party and each Subsidiary of any Loan Party will keep books and records which accurately reflect in all material respects all of its business affairs and transactions. Each Loan Party and each Subsidiary of any Loan Party will maintain at all times books and records pertaining to the Collateral in such detail, form, and scope as the Administrative Agent shall reasonably require.
(b)    Each Loan Party and each Subsidiary of any Loan Party (to the extent relating to the transactions contemplated by the Loan Documents) will permit the Administrative Agent and each Lender or any of their respective representatives (including outside auditors), at reasonable times and intervals and with reasonable prior notice unless a Default or Event of Default has occurred and is continuing, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (subject to such accountant’s customary policies and procedures) and to examine (and, at the expense of the Borrower, copy extracts from) and conduct audits of any of its account receivables, other assets and books or other corporate records (including computer records). The Administrative Agent and the Lenders or any of their respective representatives shall give the Loan Parties the opportunity to participate in any discussions with the Loan Parties’ independent public accountant; provided that, if an Event of Default has occurred and is continuing, the Administrative Agent and the Lenders or any of

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their respective representatives shall only be required to give the Loan Parties written prior notice of such discussions.
(c)    If any Default or Event of Default has occurred and is continuing, as may be requested by the Administrative Agent or the Required Lenders, the Borrower shall host a meeting of the Lenders to discuss their financial condition and results of operations (including its financial reports and related material delivered with respect to such Fiscal Year). Such meeting shall be held at a mutually convenient location as agreed to by the Administrative Agent and the Lenders.
(d)    The Borrower will pay all the reasonable fees and expenses of the Administrative Agent and each Lender in the exercise of their rights pursuant to this Section, including the reasonable fees and expenses of independent public accountants and other professionals retained by the Administrative Agent and the Lenders; provided that, notwithstanding the foregoing, (i) if no Default or Event of Default has occurred and is continuing, the Borrower shall not be required to reimburse the Administrative Agent for such fees and expenses in connection with more than one audit and one visit per calendar year, and (ii) unless a Default or an Event of Default has occurred and is continuing, the Borrower shall not be required to reimburse the Lenders for any such fees and expenses. For the avoidance of doubt, the parties hereto agree that the foregoing proviso to Section 7.1.5(d) does not apply with respect to any audits or visits conducted by any Field Servicer.
SECTION 7.1.6    Environmental Covenants.
(a)    Each Loan Party and each Subsidiary of any Loan Party will, and will cause all lessees and other Persons occupying any of the Real Property or their other properties to:
(i)    use and operate all of its facilities and properties in compliance with all Environmental Laws, keep all permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in compliance therewith, and handle all Hazardous Materials in compliance with all applicable Environmental Laws, except where the failure to do any of the foregoing, either individually or in the aggregate, could not reasonably be expected to result in a liability exceeding a Material Environmental Amount;
(ii)    take all such actions as are necessary and appropriate so that no liability with respect to the Environmental Laws may arise which, either individually or in the aggregate, could reasonably be expected to result in a liability exceeding a Material Environmental Amount; and
(iii)    promptly notify the Administrative Agent and provide copies upon receipt of all material written claims, complaints, notices or inquiries relating to the condition of the Real Property or compliance with Environmental Laws which, either individually or in the aggregate could reasonably be expected to result in a liability exceeding the Material Environmental Amount, and shall cure and have dismissed with prejudice to the reasonable satisfaction of the Administrative Agent any actions and proceedings relating to compliance with

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or liability pursuant to Environmental Laws which, either individually or in the aggregate, could reasonably be expected to result in a liability exceeding the Material Environmental Amount.
(b)    Prior to acquiring any ownership or leasehold interest in any additional real property after the Effective Date that could give rise to any Loan Party or any Subsidiary of any Loan Party being found subject to potential liability under any Environmental Laws, the Borrower will (i) obtain a written report by a reputable independent environmental consultant reasonably acceptable to the Administrative Agent (an “Environmental Consultant”) as to its assessment of the presence or potential presence of significant levels of any Hazardous Material on, in, under or about such property, or of other conditions that could give rise to a potentially significant liability to any Loan Party or any Subsidiary of any Loan Party under violations of any Environmental Laws relating to such transaction, and notify the Administrative Agent of such potential transaction, and (ii) afford the Administrative Agent a reasonable opportunity to review, to discuss such report with the Environmental Consultant who prepared it and a knowledgeable representative of the Borrower. The Administrative Agent shall have the right, but shall not have any duty, to obtain, review, or discuss any such report.
(c)    If any Lender has formed a reasonable belief that material violations of Environmental Laws may exist or there may have been a Release on the Real Property in amounts or under circumstances which, either individually or in the aggregate, could reasonably be expected to result in a liability exceeding a Material Environmental Amount, then, at the Administrative Agent’s request, the Loan Party or the Subsidiary of such Loan Party that owns the Real Property in question shall perform, or use commercially reasonable efforts to cause to be performed by any other responsible party, tests, including subsurface testing, soil and groundwater testing, and other tests which may physically invade the Real Property pursuant to a scope of work proposed by the Borrower and approved by the Administrative Agent (the “Environmental Tests”), as the Administrative Agent, in its reasonable discretion, determines is necessary to (i) investigate the condition of the Real Property, (ii) protect the security interest created under the Mortgages and the other Loan Documents and (iii) determine compliance in all material respects with all Environmental Laws, the provisions of the Loan Documents and other matters relating thereto. The Loan Parties and Subsidiaries of any Loan Party shall provide true and accurate copies of the results of the Environmental Tests to the Administrative Agent and the Lenders upon receipt of the results. In the event that (I) any Loan Party or any Subsidiary of any Loan Party fails to promptly initiate the Environmental Tests requested by the Administrative Agent, (II) any Loan Party or any Subsidiary of any Loan Party fails to provide to the Administrative Agent and the Lenders with the results of such Environmental Tests within 60 days of the request therefor or such additional time as the Administrative Agent shall agree in its sole discretion or (III) the Administrative Agent or the Required Lenders are not reasonably satisfied with the results of such Environmental Tests, then the Administrative Agent may undertake to perform or cause to be performed, at the Borrower’s expense, such Environmental Tests for the account of the Borrower and the other Loan Parties.
(d)    Each Loan Party and each Subsidiary of any Loan Party shall, in accordance with prudent industry practice, from time to time perform any investigation, remediation, reclamation or similar action required by such Loan Party or such Subsidiary of any

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Loan Party under any applicable Environmental Laws. Each plan of remediation shall be subject to the prior review of the Administrative Agent. All such work shall be performed by one or more Environmental Consultants. The Loan Party or such Subsidiary of the Loan Party performing, or causing the performance of, the action shall proceed in reasonable diligence with such investigatory and remedial actions, provided that in all cases such actions shall (i) be in accordance with the remediation plan approved by an appropriate Governmental Authority if such approval is required by applicable Environmental Laws, (ii) be in accordance with all applicable Environmental Laws and (iii) be performed in a good, safe and workmanlike manner so as to minimize, to the extent practicable, any impact on the business conducted at or the value of the Real Property. The Borrower shall pay all costs actually incurred in connection with such investigatory and remedial activities, including all power and utility costs, and any and all Taxes or fees that may be applicable to such activities. The Loan Party or the Subsidiary of such Loan Party conducting such activities shall promptly provide to the Administrative Agent and the Lenders copies of testing reports and results generated in connection with such activities. Promptly upon completion of such investigation and remediation, each Loan Party and each Subsidiary of any Loan Party shall permanently close all monitoring wells and test holes associated with such investigation and remediation in compliance with Law, remove all associated equipment and restore the Real Property to the maximum extent practicable, which shall include, without limitation, the repair of any surface damage. Within 30 days of demand therefor, if the reasonably estimated funds required to complete a remediation or similar action addressed by this Section 7.1.6(d) are in excess of the Material Environmental Amount, the Borrower shall provide the Administrative Agent with a bond, letter of credit or similar financial assurance reasonably satisfactory to the Administrative Agent evidencing that the necessary funds are available to perform the obligations established by this clause, unless a bond or similar financial assurance at least in the amount required by the Administrative Agent is in full force and effect and is available and is in fact used by the relevant Governmental Authority to pay such obligations.
(e)    The Administrative Agent, whether or not the Administrative Agent has acquired possession or title to the Real Property, shall have the right to undertake any and all actions to remediate the Real Property which any Loan Party or any Subsidiary of any Loan Party shall fail to perform or cause to be performed in accordance with the requirements of this clause.
SECTION 7.1.7    As to Intellectual Property Collateral.
(a)    Each Loan Party and each Subsidiary of any Loan Party shall take all actions necessary to ensure that no Intellectual Property Collateral lapses, becomes abandoned, dedicated to the public, invalid, unenforceable or subject to any adverse determination or development (including the institution of, or any adverse determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court), unless the Borrower shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that such lapse, abandonment, dedication, invalidity, unenforceability,

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determination or development could not reasonably be expected to have a Material Adverse Effect.
(b)    In no event shall any Loan Party, any Subsidiary of any Loan Party or any of their agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Administrative Agent, and upon request of the Administrative Agent, executes and delivers any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent’s first priority security interest in such Intellectual Property Collateral and the goodwill and general intangibles of each Loan Party and each Subsidiary of any Loan Party relating thereto or represented thereby.
(c)    Each Loan Party and each Subsidiary of any Loan Party will take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under clause (a)).
SECTION 7.1.8    Payment of Taxes and Claims; Deposits for Taxes and Insurance Premiums.
(a)    Each Loan Party and each Subsidiary of any Loan Party will comply in all material respects with all material permits, licenses, authorizations, approvals, entitlements, accreditations and privileges of each Governmental Authority and all Law that are, in each case, binding on any of them, the Real Property or their other property or assets.
(b)    [reserved].
(c)    Each Loan Party and each Subsidiary of any Loan Party will file all Federal, state and other material tax returns required to be filed in any jurisdiction and pay all Taxes imposed or levied upon the Collateral or on the interests created by any Mortgage or with respect to the filing of any Mortgage, or on the Lien and other interests created by any Mortgage, to the extent such Taxes have become due and payable and before they have become delinquent. Any Loan Party and any Subsidiary of any Loan Party may, at its own expense, in good faith and by appropriate proceedings diligently contest any such Taxes and, in the event of any such contest, may permit the Taxes so contested to remain unpaid during the period of such contest and any appeal therefrom; provided that during such period the Loan Parties shall be in compliance with this Agreement and that adequate reserves for such Taxes shall have been set aside on their books in accordance with GAAP.

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(d)    In the event of the passage, after the Effective Date, of any Law that deducts from the value of the Collateral any Tax or changes the taxation of mortgages, deeds of trust and/or security agreements, or the manner of the collection of any such Taxes, in each case which has the effect of imposing any additional payment or expense against any of the Collateral or upon the Administrative Agent or any Lender, the Borrower shall pay such Tax or promptly reimburse the Administrative Agent or such Lender for its or their payment.
SECTION 7.1.9    Further Assurances; Additional Collateral; Additional Loan Parties.
(a)    Each Loan Party and each Subsidiary of any Loan Party will execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds to secure debt and other documents), which may be required under any Law, or which the Administrative Agent or the Required Lenders may reasonably request, to comply with the terms of this Agreement and the other Loan Documents, including causing the Collateral to be subject to a first priority security interest in favor of the Administrative Agent, for the benefit of the Lender Parties (subject, in the case of non-possessory security interests, to the Liens permitted by Section 7.2.3), securing all the Obligations, all at the expense of the Borrower. The Borrower also agrees to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Loan Documents.
(b)    If any property or asset is acquired by the Borrower or any Subsidiary of the Borrower (other than a Shell Subsidiary to the extent consistent with the definition thereof and, if applicable, the definition of Permitted JV Investment Subsidiary), the Borrower will notify the Administrative Agent promptly thereof (except such notice shall not be required if the Administrative Agent has a valid first priority perfected security interest in such property or asset by virtue of any actions previously taken by or on behalf of the Administrative Agent) and will cause such property or asset to be subjected to a first priority security interest in favor of the Administrative Agent (subject, in the case of non-possessory security interests, to the Liens permitted by Section 7.2.3), and will take, and cause its Subsidiaries to take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens (including the actions described in clause (a) and obtaining Landlord Estoppel Certificates with respect to assets located on leased Real Property (unless waived by the Administrative Agent in its sole discretion) other than Unsecured Real Property).
(c)    Without limiting the above, if any Real Property is acquired on or after the Effective Date by any Subsidiary Guarantor, subject to the exceptions and extensions set forth in the last sentence of the definition of “Real Property Documents” with respect to certain acquisition of Real Property and in Section 7.2.8(e), the Loan Parties will deliver to the Administrative Agent:
(i)    written notice of such acquisition at least forty-five (45) days (or such shorter notice as the Administrative Agent may agree to in its sole discretion) prior to the

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closing of the same; provided that, for the acquisition of Unsecured Real Property, such written notice of acquisition shall be delivered at least five (5) days (or such shorter notice as the Administrative Agent may agree to in its sole discretion) prior to the closing of the acquisition;
(ii)    not less than thirty (30) days prior (or such shorter period of time as the Administrative Agent may agree to in its reasonable discretion) to the closing of such acquisition of additional Real Property, copies of the substantially complete form of the Real Property Documents; provided that, for the acquisition of Unsecured Real Property, such copies shall be delivered within a reasonable period of time prior to the closing of the acquisition;
(iii)    not less than two (2) Business Days prior (or such shorter period of time as the Administrative Agent may agree to in its reasonable discretion) to the closing of such acquisition of additional Real Property, copies of the final form of the Real Property Documents; provided that, for the acquisition of Unsecured Real Property, such copies shall be delivered within a reasonable period of time prior to the closing of the acquisition;
(iv)    prior to such closing of such acquisition of additional Real Property copies or originals, as applicable, of the final, fully executed Real Property Documents; and
(v)    not later than ninety (90) days after such closing of such acquisition of additional Real Property other than any Unsecured Real Property (or such longer period of time as the Administrative Agent may agree to in its reasonable discretion), recorded copies of any Mortgage, Mortgage Amendment, UCC financing statement or other applicable Real Property Documents.
(For the avoidance of doubt, as provided in the definition of “Real Property Documents,” the Administrative Agent may elect in its sole discretion to accept delivery of one or more of the Real Property Documents after the closing of such acquisition and/or to waive delivery of one or more of the Real Property Documents.)
(d)    Without limiting the above, if any Subsidiary of any Loan Party is established or acquired or created by division after the Effective Date, the Loan Parties will, and will cause their Subsidiaries to, deliver to the Administrative Agent:
(i)    written notice of such establishment or acquisition or division at least thirty (30) days (or such shorter notice as the Administrative Agent may agree to in its sole discretion) prior to the same, which notice shall identify whether such new Subsidiary shall be a Shell Subsidiary and, if a Shell Subsidiary, whether such new Subsidiary shall be a Permitted JV Investment Subsidiary; and
(ii)    prior to (i) such event, transaction or date as would result in a Shell Subsidiary or its parent no longer qualifying as a Shell Subsidiary (other than as part of a Disposition of the same in compliance with the terms hereof), or (ii) such establishment or acquisition or division of a Subsidiary not designated as a Shell Subsidiary (or, in each case, such later time as the Administrative Agent may agree to in its sole discretion), copies or originals, as

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applicable, of the final, fully executed Joinder Documents. For the avoidance of doubt, this clause (ii) shall not apply in the event a Permitted JV Investment Subsidiary or a Shell Subsidiary that is a Subsidiary of a Permitted JV Investment Subsidiary converts into a Permitted Joint Venture in accordance with the terms hereof.
SECTION 7.1.10    Exercise of Rights under Transaction Documents. Each Loan Party and each Subsidiary of any Loan Party will enforce in its reasonable business judgment all of its material rights under each Transaction Document to which it is a party, including, without limitation, all material indemnification rights thereunder, and pursue all material remedies that are available to any Loan Party or any Subsidiary of any Loan Party with diligence and in good faith in connection with the enforcement of any such rights.
SECTION 7.1.11    Timber Affirmative Covenants.
(a)    Management. The Timberland shall be operated in accordance with (i) industry standards for their highest and best use as timberlands, having due regard to soil conditions, stand arrangements and other factors relevant to the conduct of sound silvicultural and harvesting practices and (ii) Best Management Practices.
(b)    Material Timberland Operating Agreement. Each Material Timberland Operating Agreement shall remain in full force and effect and there shall be no default, breach or violation existing thereunder by any party thereto and no event shall occur (other than payments due but not yet delinquent) that would entitle any party thereto to terminate such Agreement. No Material Timberland Operating Agreement shall be modified in any respect except as permitted by Section 7.2.10. No Loan Party or Subsidiary of any Loan Party shall enter into any agreement relating to the management or operation of any portion of the Timberland that would constitute a Material Timberland Operating Agreement without the express consent of the Administrative Agent. No Timber Manager may assign, delegate or subcontract any of its rights or obligations under any Material Timberland Operating Agreement or any other Loan Document to which it is a party without the prior written consent of the Administrative Agent in its sole discretion unless (i) such Timber Manager’s obligations under each Material Timberland Operating Agreement and any other Loan Document to which such Timber Manager is a party shall remain unchanged, (ii) such Timber Manager shall remain solely responsible to the parties of each Material Timberland Operating Agreement and any other Loan Document to which such Timber Manager is a party for the performance of such obligations, and (iii) the Loan Parties, the Subsidiaries of the Loan Parties, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Timber Manager in connection with such Timber Manager’s rights and obligations under each Material Timberland Operating Agreement and any other Loan Document to which such Timber Manager is a party.
(c)    Annual Operating Plan. As soon as available and in no event later than ten (10) Business Days prior to the beginning of each calendar year, the Borrower will submit to the Lenders on behalf of the Landholders an annual plan of operations for Timber harvesting (the “Harvest Plan”) for the Timberlands (which shall be prepared on a per Division basis) consistent with the Harvest Plan provided by the Borrower pursuant to the Existing Credit Agreement and

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such other information pursuant to Section 7.1.1(p), for the following calendar year, which shall be prepared or reviewed by each Timber Manager, the Administrative Agent, the Field Servicers and other consultants of the Administrative Agent (if any). The Landholders shall promptly notify the Administrative Agent of any material changes in the Harvest Plan, which changes shall be subject to approval by the Administrative Agent in its reasonable discretion.
(d)    Timber Harvesting and Forest Management Operations. If no Default or Event of Default has occurred and is continuing, each Landholder may cut and remove its Timber from its Timberland subject to satisfaction of the following conditions:
(i)    All cutting, logging and removal of Timber shall be in accordance with Best Management Practices.
(ii)    All cutting operations of Timber shall be conducted in such a manner as to realize in accordance with industry standards the greatest return from the Timber, to effect suitable utilization of the Timberland, to assure the early and complete regeneration of stands of desirable Timber and to maximize development of Timber, both as to growth and quality. All standing Timber shall be cut as close to the ground as practicable in order to leave the lowest stump, with jump-butting to be used when necessary. All desirable Timber that is not at the time being harvested, including young trees, shall be protected against unnecessary injury from felling, skidding and hauling. All measures reasonably practicable shall be used in cutting operations to prevent soil erosion including the proper location of skidways and roads.
(iii)    Any intermediate harvesting of Timber shall be carried out in accordance with industry standards to produce the maximum growth on the maximum number of stems, consistent with the production in accordance with industry standards in order to maximize the greatest quantity and quality of merchantable Timber, and all harvesting shall be carried on in a manner calculated to realize in accordance with industry standards the maximum investment value in the Timberland.
(iv)    Each Landholder shall keep and maintain at its offices adequate and accurate books and records of all Timber cut and removed from its Timberland and the payments received therefrom. Each Landholder shall furnish a record of cuttings and payments to the Administrative Agent in a form and at such times as the Administrative Agent may specify from time to time, but not less frequently than 45 days after each calendar quarter (with a comprehensive year-end summary with the fourth calendar quarter report and a comparison of such cuttings against the Harvest Plan for such calendar year). All such reports: (A) shall include (1) independent information for each Division and (2) the total net volume of logs scaled by species for each product type; (B) if requested by the Administrative Agent in its sole discretion, shall include (1) the number of acres of the Timberland and in each Division on which cutting in the form of clear cutting, seed tree, shelterwood, cover story removal and commercial thinning was conducted (with the number of acres for each such form of cutting being separately stated and the location of the acreage for each such form of cutting being identified according to the descriptions of Divisions used in the Harvest Plan), (2) the number of acres of the Timberland in which Timber was lost or destroyed (with the number of acres lost or destroyed by each cause

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being separately stated and the location of the acreage lost or destroyed by each cause being identified), (3) a description of all improvements made on the Timberland (including, but not limited to, all buildings and capitalized forest roads and all pre-commercial thinning) and the acres affected by each such improvement (with the location of such improvements and acres being identified according to said descriptions), and (4) a description of silviculture operations, site preparation and replanting (with the number of acres affected, the location and the type of product replanted); and (C) shall include such other information as the Administrative Agent may reasonably specify from time to time with respect to the management of and activities on the Timberland. No later than 45 days after the end of each calendar year (or such later date as the Administrative Agent may approve in its sole discretion), each Landholder shall provide to the Administrative Agent a summary report of cuttings and payments for the preceding calendar year consistent with the reports delivered pursuant to the Existing Credit Agreement, including all information on each quarterly report that was delivered for the preceding calendar year and, to the extent requested by the Administrative Agent, a comparison of the respective period’s cutting compared with the Harvest Plan for such period and the requirements of the Supply Agreements. To the extent requested by the Administrative Agent, each Landholder shall also furnish to the Administrative Agent with each such periodic report, maps satisfactory to the Administrative Agent, showing the location of the Divisions on which the cutting, loss or destruction, site preparing and replanting and improvements reported on by such Landholder occurred or were made. Each such quarterly report shall be certified true and correct by a Financial Officer of the applicable Landholder and each Timber Manager, including a certification that such Landholder and the Timberland are in compliance with the Harvest Plan and the requirements of this Section.
(v)    The Administrative Agent will have the right to inspect the Timberland, scaling practices, scaling slips and summaries, at any reasonable time and upon prior notice. Additionally, the Administrative Agent may, at its option, appoint one or more Field Servicers of its choice pursuant to one or more Field Serving Agreements to perform loan monitoring services, including conducting property inspections, monitoring of Timber harvesting, auditing of each Landholder’s current cruise and inventory data, monitoring Timber volumes, reviewing Timber management plans and performing other services deemed reasonably necessary by the Administrative Agent so as to monitor compliance by each Loan Party and each Subsidiary of any Loan Party with the requirements of this Agreement or any of the other Loan Documents. The Administrative Agent may terminate or modify any Field Servicing Agreement at any time in its sole discretion; provided that, if no Event of Default has occurred and is continuing when such modification is entered into, any written modification to any Field Servicing Agreement will be reasonably acceptable to the Borrower; provided however, that, notwithstanding the preceding proviso, any written modification shall be reasonably acceptable to the Borrower, solely to the extent that such modification directly affects the rights of the Loan Parties hereunder or imposes additional obligations or liabilities upon any Loan Party or any of its Subsidiaries or their respective properties. The Borrower agrees to pay all reasonable fees and expenses charged by such Field Servicers for such loan monitoring services.
(vi)    Each Landholder, each other Loan Party and each other Subsidiary of any Loan Party shall comply in all material respects with all Law concerning the harvesting of Timber and operation of a tree farm with respect to the Timberland.

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(vii)    The remainder of any Timber cut for pine sawtimber or hardwood sawtimber not utilized through generally accepted sawmilling processes and normally referred to as topwood may be utilized as pulpwood at the applicable Landholder’s discretion.
(viii)    The cutting restrictions contained in this Section shall not apply to Timber cut for the purpose of salvaging Timber from loss due to oil, gas or mineral operations, insect infestation, fire or, with the prior approval of the Administrative Agent, for the purpose of carrying out sound forestry practices.
(ix)    The words “year(s)” and “cutting period(s)” as used in this Agreement shall mean the period from January 1 to December 31.
(x)    If during any cutting period there is damage to the Timber on the Timberland by trespass, unauthorized cutting, mining, drilling, right-of-way clearing, condemnation, fire, disease, insects, storm or other hazards, the applicable Landholder shall promptly cut Timber or take such other reasonable and prompt measures as may be necessary to protect Timber from further damage in accordance with good forestry practices.
(xi)    Each Landholder will promptly notify the Administrative Agent of any damage to the Timberlands affecting more than 1% of the Value of the Timberlands.
(xii)    All reasonable measures shall be taken by each Landholder to insure proper regeneration of the Timber on the Timberland in order to maximize the development of the Timber, both as to growth and quality. Any clear-cut area and each area without adequate seed source shall be artificially regenerated within 24 months or two planting seasons of such cutting (or such later date as the Administrative Agent may approve in its sole discretion or if delayed for site-specific environmental or forest health management considerations or legal requirements), with desirable species using the most superior-type seedlings available and in any event, using then-current sound forestry practices. Notwithstanding the foregoing, no Landholder shall be required to take any actions pursuant to this clause which is not required by the terms of any Timber Lease in which it is the lessee.
(xiii)    Prior to the commencement by any Landholder of any harvesting, mining or similar activities near any boundary line of the Timberland, such Landholder shall have said boundaries marked in order to prevent unauthorized harvesting from occurring. In the event adjoining landowners are conducting timber harvesting, mining or similar activities on their property near any boundary line of the Timberland, the Landholder will cause the boundary lines to be clearly marked to prevent unauthorized cutting. Each Landholder shall cause its Timberland to be inspected periodically for the purpose of preventing the unauthorized cutting of Timber.
(xiv)    Each Landholder shall maintain at all times in accordance with sound silvicultural practices all reasonable and effective measures to prevent the development of and to control the spread of disease and insect infestation on its Timberland, including, the shifting of logging operations, to the extent economically feasible, to remove diseased or insect-infested Timber and other Timber threatened with disease or insect infestation and all such other

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accepted forest sanitation and control measures as are necessary to prevent the development and spread of disease and insect infestation.
(e)    Salvage. To the extent economically feasible, all Timber that is dead, diseased, fallen or otherwise damaged by casualty or as a result of insect infestation, shall be salvaged and harvested in accordance with sound silvicultural practices.
(f)    Fire Protection. All measures shall be taken which are reasonably necessary to protect the Timberland from loss by fire, which measures shall be at least equal to fire-control practices generally followed on timber producing property in the same general area, including the adoption of suitable prevention and control measures, the maintenance of adequate firefighting equipment, the maintenance of fire lanes where needed, the use of fire patrols, proper disposal of slash and full cooperation with Governmental Authorities on matters of fire prevention and control. Each Landholder shall maintain membership in forest protective associations where any of its Timberland fall within a forest protective district under the jurisdiction of any such association, and shall pay as due any forest patrol assessments of any state forester or of such forest protective association.
(g)    Maintenance of Roads. The existing system of roads and roadways shall be maintained in such manner as to permit access of mobile firefighting equipment to substantially all parts of the Timberland.
(h)    Cruise and Appraisals.
(i)    Within 60 days of a request by the Administrative Agent in the exercise of its reasonable discretion (which request, unless an Event of Default has occurred and is continuing, shall not be made more than once in any period of 12 consecutive months), each Landholder, at the cost and expense of Loan Parties, shall deliver to the Lenders a Timber cruise of all or any portion of such Landholder’s Timberland, as the Administrative Agent shall have specified in its request. Each such Timber cruise shall be done by a third party professional that is acceptable to the Administrative Agent; provided that, if no Event of Default has occurred and is continuing, the Administrative Agent may in its sole discretion accept a Timber cruise conducted by the Landholders or their agents. The scope of such Timber cruise, as well as the specifications, methods and assumptions included therein, must be acceptable in form and substance to the Administrative Agent.
(ii)    Each Landholder, at the sole cost and expense of the Loan Parties, shall deliver to the Lenders (A) an annual appraisal update no later than 60 days prior to the end of calendar year 2019 and each calendar year end thereafter (other than with respect to the calendar years described in clause (B)) of such Landholder’s Timberlands, (B) an appraisal no later than 60 days prior to the end of calendar year 2018 and each third calendar year end thereafter of such Landholder’s Timberlands, and (C) an appraisal within 60 days of a request by the Administrative Agent in the exercise of its reasonable discretion (which request, unless an Event of Default has occurred and is continuing, shall not be made more than once in any period of 12 consecutive months) of such Landholder’s Timberlands or portion thereof as the Administrative Agent shall have specified in its request. Each such appraisal update or appraisal

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shall assign independent values to each Division and any Timber Lease. Each such appraisal update or appraisal shall be done by Sizemore and Sizemore, Inc. or other nationally recognized forestry appraisal firm that is acceptable to the Administrative Agent. The scope of such appraisal update or appraisal, as well as the specifications, methods and assumptions included therein (including any “extraordinary assumptions” or “hypothetical conditions” (each as defined by the Uniform Standards of Professional Appraisal Practice)), must be acceptable to the Administrative Agent.
(i)    Inventory Updates. No later than 60 Business Days after the end of each calendar year, each Landholder shall deliver to the Lenders an updated Timberland inventory report in form and scope reasonably acceptable to the Administrative Agent. Such updated Timberland inventory report shall, among other things, reflect volumes removed, destroyed or miscalculated pursuant to the records and/or knowledge of such Landholder and/or each Timber Manager with a comparison against the Harvest Plan for such calendar year, plus the then applicable added growth of the Timber volumes since the latest of either (i) the date of the last inventory report or (ii) such Landholder’s last proprietary internal inventory system volume estimate, plus a year end summary of the inventory, plus the projected growth of the Timber volumes for the next calendar year.
(j)    Reserved.
(k)    Notice of Appraisal or Cruise. Each Landholder shall promptly provide to the Lenders a copy of any appraisal or cruise related to its Timberland.
(l)    Supply Contracts. Each Landholder or other Loan Party shall furnish the Administrative Agent all information reasonably requested by the Administrative Agent with respect to any Supply Agreement (whether or not constituting a Material Supply Agreement).
(m)    Timber Sale and Release. If no Event of Default has occurred and is continuing or would reasonably be expected to result from the taking of any actions pursuant to this clause, permission is hereby granted by the Lenders to the Landholders to cut, or allow others to cut, Timber from its respective Timberland in accordance with the current Harvest Plan previously approved by the Administrative Agent and on the terms and conditions set forth in this Agreement, including, without limitation, clause (d), and so as not to result in a violation of Section 7.2.4; provided, however, no Timber may be cut from any portion of the Timberland (other than any portion consisting of recently acquired, additional Real Property excepted from clause (p) of the definition of “Real Property Documents” at the option of the Loan Parties or the option of the Administrative Agent or otherwise as provided herein) for which the Administrative Agent has not received and approved a current Harvest Plan. If no Event of Default has occurred and is continuing, the Lien of the Mortgages (and the related security interests under the U.C.C.) against any cut or severed Timber (but not the proceeds thereof, it being the intent hereof that the Administrative Agent’s Lien, on behalf of the Lender Parties, and security interest continue in the proceeds) shall be released, without any action by any of the Landholders, the Administrative Agent or the Lenders, upon the sooner of: (i) receipt by the applicable Landholder of full payment therefor and deposit or credit of such amounts in or to the

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Revenue Account or another Pledged Account of the applicable Landholder, or (ii) its removal from the Timberland and after weight or volume is established and payment therefore assured in a manner reasonably acceptable to the Administrative Agent. The Borrower shall pay to the Administrative Agent all reasonable fees, costs and expenses incurred by the Administrative Agent in connection with any such partial releases including, without limitation, legal, appraisal and accounting fees incurred by the Administrative Agent and all other expense, and recording and title insurance and title expenses.
(n)    Partial Release Provisions. If no Default or Event of Default has occurred and is continuing or would be reasonably expected to result from the taking of any actions pursuant to this clause, the Administrative Agent agrees to provide the applicable Landholder with partial releases of the Mortgages with respect to the Timberland sold or otherwise disposed of in accordance with the terms of this Agreement (the portions of the Timberland subject to such partial release being, the “Release Parcel”), subject to the following terms and conditions:
(i)    All proceeds of the Release Parcel have been applied as provided in Section 3.1.2(b) and Section 3.1.3.
(ii)    The proposed release of the Release Parcel does not adversely affect the Administrative Agent’s security interest on any of the other Collateral.
(iii)    The proposed release of the Release Parcel does not, in the Administrative Agent’s judgment, impair in any material respect (in the determination of the Administrative Agent) the access to, or value, income producing ability, marketability or operational efficiency of, the remaining Timberland.
(iv)    At the Administrative Agent’s request, the Borrower shall cause the title insurance company which issued the Administrative Agent’s title insurance policy in connection with the Mortgage relating to the Release Parcel to issue an endorsement to such title insurance policy which is in form and substance satisfactory to the Administrative Agent with respect to the Release Parcel.
(v)    All reasonable out of pocket fees, costs and expenses actually incurred by the Administrative Agent in connection with the consideration of any request for a partial release of the Release Parcel (including, without limitation, legal, appraisal and accounting fees and expenses, and all recording, title insurance premiums and title expenses) shall be borne solely by the Borrower. In addition, in connection with each request for a partial release of a Release Parcel under this clause, the Administrative Agent shall be entitled to receive payment of a reasonable administration fee for each Release Parcel so released.
(o)    Leases. With respect to all Timberland that any Landholder is the lessor (including the Mineral Agreements), such Landholder shall (i) enforce such leases in a diligent, commercially reasonable and professional manner and (ii) furnish to the Administrative Agent upon request but no more than annually, a rent roll certified by a Financial Officer of such Landholder, which lists the expiration date, the rental and when paid through, whether any default exists thereto and any other information reasonably requested by the Administrative

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Agent. No Landholder, any other Loan Party or any Subsidiary of any Loan Party shall enter into any lease, as lessor, affecting any portion of the Timberlands without the prior consent of the Administrative Agent, provided that the Administrative Agent and the Landholders shall work together to establish forms and parameters for routine leases so as to avoid the necessity of review of individual routine leases by the Administrative Agent (it being agreed that lease transactions documented utilizing such forms that are approved by the Administrative Agent shall not require the consent of the Administrative Agent to enter into the same).
(p)    Estoppel Certificates as to Loans. The Borrower, within five (5) Business Days after request by the Administrative Agent, shall furnish the Lenders from time to time with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Loans, (ii) the unpaid principal amount of the Loans, (iii) the rate of interest on the Loans, (iv) the date through which all installments of interest, commitment fees and/or principal have been paid, (v) any offsets or defenses to the payment of the Obligations, if any and (vi) such other information as shall be reasonably requested by the Administrative Agent.
(q)    Estoppel Certificates as to Third-Parties. Each Landholder, upon request by the Administrative Agent, will use commercially reasonable efforts to obtain and furnish (within 30 days after request therefor and, if no Default or Event of Default has occurred and is continuing, not more frequently than once in any period of 12 consecutive months with respect to each relevant Person) statements from purchasers of Timber or lessees under coal leases and oil and gas leases, as to the amount of timber purchased or coal, oil or gas extracted, as the case may be, the amounts paid therefrom to such Landholder or any other Loan Party or any Subsidiary of any Loan Party during the preceding 12 months, and such other information requested by the Administrative Agent.
(r)    Timber Leases, Generally. In addition to making payment of all rent, Tax and other payments and charges required to be made by any Landholder as tenant or grantee under and pursuant to the provisions of each Timber Lease, each Landholder covenants that it will:
(i)    diligently and timely perform and observe all of the terms, conditions and covenants of each such Timber Lease that are required to be performed and observed by such Landholder, to the end that all things shall be done which are necessary to keep unimpaired Timberland rights under each such Timber Lease, and each Landholder agrees that no release or forbearance of any of its obligations under any Timber Lease shall release such Landholder from any of its obligations under this Agreement or any other Loan Agreement with regard to the same;
(ii)    promptly notify the Administrative Agent of any default by any Person in the performance and observance of any of the terms, conditions or covenants to be performed or observed under each such Timber Lease;
(iii)    promptly notify the Administrative Agent of the giving of any notice under each such Timber Lease of any default of any Landholder in the observance of any

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terms, covenants or conditions of each such Timber Lease, and promptly deliver to the Administrative Agent a true copy of each such notice; and
(iv)    except as permitted pursuant to Section 7.1.11(x), not surrender the leasehold estate or cutting rights that is the subject of each such Timber Lease nor cause or permit the termination or cancellation of any such Timber Lease except at the stated end of the lease term or Timber Deed or enter into any agreement (whether oral or written) modifying, supplementing or amending any such Timber Lease, in each case without the prior consent of the Administrative Agent.
(s)    Timber Leases, Corrective Action. The Administrative Agent shall have the right (but shall not be obligated) to take any action that the Administrative Agent deems necessary or desirable to prevent or to cure any default by any Landholder in the performance of or compliance with any Landholder’s obligations under any Timber Lease. Upon receipt by the Administrative Agent of any notice of a default by any Landholder under a Timber Lease, the Administrative Agent may take any action it deems reasonably appropriate in order to cure such default even though the existence of such default or the nature thereof may be questioned or denied by any Landholder. Each Landholder hereby expressly grants to the Administrative Agent, and agrees that the Administrative Agent shall have, the absolute and immediate right to enter in and upon the Timberland or any part thereof to such extent and as often as the Administrative Agent, in its sole discretion, deems necessary or desirable in order to prevent or to cure any such default by any Landholder under any Timber Lease. The Administrative Agent may pay and expend such sums of money as the Administrative Agent deems reasonably necessary for any such purpose, and the Borrower hereby agrees to pay to the Administrative Agent, promptly upon demand, all such sums so paid and expended by the Administrative Agent.
(t)    Timber Leases, Further Security. As further security for the repayment of the Indebtedness secured hereby and for the performance of the covenants contained herein and in each Timber Lease, each Landholder hereby assigns to the Administrative Agent, for the benefit of the Lender Parties, all of its rights, privileges and prerogatives as lessee or grantee under each Timber Lease to terminate, cancel, modify, change, supplement, alter or amend each such Timber Lease, and any such termination, cancellation, modification, change, supplement, alteration or amendment of any Timber Lease without the prior consent by the Administrative Agent shall be void and of no force and effect; provided, however, that so long as no Event of Default has occurred and is continuing, the Administrative Agent shall have no right to terminate, cancel, modify, change, supplement, alter or amend any such Timber Lease. Each Landholder represents and warrants that it has delivered to the Administrative Agent a true and accurate copy of each Timber Lease, to which it is a party, together with all amendments thereto if any.
(u)    Timber Lease, No Merger. Unless the Administrative Agent shall otherwise expressly consent, the fee title to the land leased under any Timber Lease and the leasehold estate therein held by any Landholder shall not merge but shall always remain separate and distinct, notwithstanding the union of said estates either in the lessor or in the lessee under the Timber Lease, or in a third party by purchase or otherwise.

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(v)    Timber Lease, Certificates of Estoppel. Each Landholder shall, from time to time, use its best efforts to obtain from the lessor under any Timber Lease or any grantor or current owner of the property encumbered by any Timber Deed such certificates of estoppel with respect to compliance by such Landholder with the terms of the Timber Lease as may be requested by the Administrative Agent.
(w)    Updated Value of the Timberlands. Upon the incurrence of any non-cash casualty expense, solely to the extent that such non-cash casualty expense is included in the calculation of Consolidated Adjusted EBITDA, promptly but in no event later than one (1) Business Day after the inclusion of such non-cash casualty expense in the calculation of Consolidated Adjusted EBITDA (or such later date as the Administrative Agent may agree in its sole discretion), the Landholders shall deliver to the Lenders a report updating the Value of the Timberlands. The Value of the Timberlands set forth in such reports shall be calculated by reducing the Value of the Timberlands reported in the most recent appraisal or appraisal update delivered pursuant to Section 7.1.11(h) or report updating the Value of the Timberlands pursuant to this Section 7.1.11(w) or Section 7.1.11(x) by the amount of such non-cash casualty expense. Upon the sale of any Real Property by any Landholder for an amount greater than 1.5% of the aggregate Value of the Timberlands in connection with a single sale or in the aggregate (including all sales by any Landholder) since the most recently delivered appraisal or appraisal update or report updating the Value of the Timberlands pursuant to this Section 7.1.11(w) or Section 7.1.11(x), promptly but in no event later than one (1) Business Day after such sale (or such later date as the Administrative Agent may agree in its sole discretion), the Landholders shall deliver to the Lenders a report updating the Value of the Timberlands; provided that, notwithstanding the foregoing, pursuant to the Value Reduction Consent (as defined in the Fifth Amendment), the Bandon Sale (as defined in the Fifth Amendment) shall be disregarded for purposes of calculating such 1.5% threshold. The Value of the Timberlands set forth in such reports shall be calculated by reducing the Value of the Timberlands reported in the most recent appraisal or appraisal update delivered pursuant to Section 7.1.11(h) or report updating the Value of the Timberlands pursuant to this Section 7.1.11(w) or Section 7.1.11(x) by the gross proceeds received by the Landholder with respect to the sale of the Real Property so sold. Upon the acquisition of any Real Property by any Landholder for an amount greater than 1.5% of the aggregate Value of the Timberlands in connection with a single purchase or in the aggregate (including all acquisitions by all Landholders) since the most recently delivered appraisal or appraisal update or report updating the Value of the Timberlands pursuant to this Section 7.1.11(w) or Section 7.1.11(x), the Landholders may deliver to the Lenders a report updating the Value of the Timberlands; provided that, (i) such acquisition is permitted pursuant to the terms of this Agreement and (ii) the Loan Parties have complied with the terms of and all requests of the Administrative Agent made pursuant to the Loan Documents, including, without limitation, Sections 7.1.9 and 7.2.8 of this Agreement with respect to such Real Property. The Value of the Timberlands set forth in such reports shall be calculated by increasing the Value of the Timberlands reported in the most recent appraisal or appraisal update delivered pursuant to Section 7.1.11(h) or report updating the Value of the Timberlands pursuant to this Section 7.1.11(w) or Section 7.1.11(x) by the Cost Basis of the Real Property acquired.

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(x)    Termination of Timber Leases. If no Event of Default has occurred and is continuing or would be reasonably expected to result from the taking of any actions pursuant to this clause, permission is hereby granted by the Lenders to the applicable Landholder to terminate PLM Leases or portions of the LTC Lease or other Timber Lease (other than Timber Deeds) on the terms and conditions set forth in this Agreement; provided, that (i) any such termination shall not result in a violation of Section 7.2.4, (ii) such Landholder shall notify the Administrative Agent in writing of each such termination, which written notification will include Timber Lease Termination Proceeds received in connection with such termination, (iii) all related Timber Lease Termination Proceeds shall be applied as provided in Section 3.1.2, and (iv) to the extent Timber Lease Termination Proceeds exceed 1.5% of the aggregate value of the Timberlands in connection with the termination of a single Timber Lease or a single portion of the LTC Lease, or in the aggregate (including all terminations by any Landholder) since the most recently delivered appraisal or appraisal update or report updating the Value of the Timberlands pursuant to Section 7.1.11(w) or this Section 7.1.11(x), the Landholders shall deliver to the Lenders a report updating the Value of the Timberlands by reducing the Value of the Timberlands reported in the most recent appraisal or appraisal update delivered pursuant to Section 7.1.11(h) or report updating the Value of the Timberlands pursuant to Section 7.1.11(w) or this Section 7.1.11(x) by the Timber Lease Termination Proceeds received.
SECTION 7.1.12    Material Accounts.
(a)    Each Loan Party acknowledges and confirms that, on or before the Effective Date and pursuant to the terms of this Agreement, each Loan Party has and will direct that all amounts payable to them from their account debtors and other Persons shall be deposited in or credited to a Material Account. Each Loan Party acknowledges and confirms that, on or before Effective Date and pursuant to the terms of this Agreement, each Loan Party has established and will maintain each Material Account in accordance with this Agreement. Each Loan Party represents, warrants and covenants that except for the Material Accounts listed on Item 6.24 of the Disclosure Schedules (as updated from time to time pursuant to the terms hereof), there are no other InvestLine Accounts or deposit, securities or commodities accounts into which revenues from the ownership and operation of the Collateral or otherwise are deposited, credited to or held by any Loan Party or Shell Subsidiary. So long as any Obligations shall be outstanding, no Loan Party and no Subsidiary of any Loan Party shall open any accounts for the deposit or credit of revenues from the ownership and operation of the Collateral or otherwise other than the accounts described in the immediately preceding sentence.
(b)    Each Loan Party acknowledges that each Account Bank may comply with instructions originated by the Administrative Agent regarding any Material Account without further consent by any Loan Party. Notwithstanding the foregoing, funds, investment property, security entitlements and other financial assets of any Loan Party that are deposited in or credited to a Material Account may at the direction of the applicable Loan Party, if no Default or Event of Default has occurred and is continuing, be invested in one or more Cash Equivalent Investments; provided, that under no circumstances shall the Lender Parties be liable for any losses that may be incurred by any Loan Party in the making of any such Cash Equivalent Investments. All

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interest, dividends or other earnings which accrue on any Material Account shall be taxable to the applicable Loan Party.
(c)    To secure the full and punctual payment and performance of all the Obligations, each of the Borrower and Subsidiary Guarantors hereby grant to the Administrative Agent, for the benefit of the Lender Parties, a continuing security interest in and to the Material Account Collateral, which shall be a first priority continuing security interest. To secure the full and punctual payment and performance of all the Obligations, CatchMark Timber hereby grants to the Administrative Agent, for the benefit of the Lender Parties, a first priority continuing security interest in and to the Material Account Collateral, which shall be a first priority continuing security interest.
The Administrative Agent and the Account Bank, as agent for the Administrative Agent on behalf of the Lender Parties, shall have with respect to the Material Account Collateral, in addition to the rights and remedies herein set forth, all of the rights and remedies available to a secured party under the U.C.C., as if such rights and remedies were fully set forth herein.
(d)    In addition to the rights and remedies provided in Article VIII and elsewhere herein, if any Event of Default has occurred and is continuing, the Administrative Agent shall have all rights and remedies pertaining to the Material Account Collateral as are provided for in any of the Loan Documents, the U.C.C. and other Law, including liquidating the same and applying all proceeds therefrom to the payment of the Obligations as set forth in Section 8.7. Without limiting the foregoing, upon and at all times after the occurrence and during the continuance of any Event of Default, the Administrative Agent in its sole and absolute discretion, may use the Material Account Collateral (or any portion thereof) for any purpose, including but not limited to any combination of the following: (i) payment of any of the Obligations, in the order set forth in Section 8.7; provided, that such application of funds shall not cure or be deemed to cure any Default or Event of Default but shall reduce the Obligations to the extent of any such repayment; and (ii) reimbursement of the Administrative Agent or any Lender for any losses or expenses (including, without limitation, reasonable legal fees) suffered or incurred as a result of such Event of Default.
(e)    Each Loan Party hereby irrevocably constitute and appoints the Administrative Agent (and its agents and designees) as such Person’s true and lawful attorney-in-fact, coupled with an interest and with full power of substitution, to execute, acknowledge and deliver at any time any instruments and to exercise and enforce every right, power, remedy, option and privilege of such Loan Party with respect to the Material Account Collateral, and do in the name, place and stead of such Loan Party, all such acts, things and deeds for and on behalf of and in the name of such Loan Party, which such Loan Party is required to do hereunder or under the other Loan Documents, or which any Account Bank or the Administrative Agent (or its agents or designees) may deem necessary or desirable, to more fully vest the in the Administrative Agent (or its agents or designees) the rights and remedies provided for in this Section. The foregoing powers of attorney are irrevocable and coupled with an interest. Such authority in favor of the Administrative Agent (and its agents and designees) pursuant to this Section shall include the right to (i) take control in any manner of any item of payment in respect

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of the Material Account Collateral or otherwise received in or for deposit in or credit to any Material Account, (ii) have access to any lockbox or postal box into which remittances from account debtors or other obligors in respect of account receivables or other proceeds of Collateral are sent or received, (iii) endorse any Loan Party’s name upon any item of payment constituting Material Account Collateral or otherwise received by the Administrative Agent (or its agents or designees) or any Lender and deposit or credit the same in any Material Account, (iv) endorse any Loan Party’s name upon any chattel paper, document, instrument, invoice or similar document or agreement relating to any account receivable or any goods pertaining thereto or any other Collateral, including any warehouse or other receipts, or bills of lading and other negotiable or non-negotiable documents, and (v) sign any Loan Party’s name on any verification of account receivables and notices thereof to account debtors or any secondary obligors or other obligors in respect thereof. Each Loan Party hereby releases the Administrative Agent (or its agents or designees) and the Lenders and their respective officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of any such Person’s or any Lender’s own gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.
(f)    Each Loan Party agrees that at any time and from time to time, at the expense of the Borrower, each Loan Party will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that the Administrative Agent or any Lender may reasonably request, in order to perfect and protect any security interest granted in the Material Account Collateral or purported to be granted or to enable the Administrative Agent or any Lender to exercise and enforce its rights and remedies hereunder with respect to any Material Account Collateral. In the event of any change in name, identity or structure of any Loan Party or as otherwise reasonably requested by the Administrative Agent from time to time, each such Person, at its sole cost and expense, shall promptly notify the Administrative Agent and take all actions reasonably requested by the Administrative Agent in order to maintain its first priority perfected security interest in the Material Account Collateral.
SECTION 7.1.13    CatchMark TRS Subsidiary Account.
Each of the Borrower, CatchMark TRS Subsidiary and each other Loan Party acknowledges and confirms that, on or before the Effective Date and pursuant to the terms of this Agreement, CatchMark TRS Subsidiary has established and will maintain one or more accounts or InvestLine Related Loan Party Subaccounts at an Account Bank for the benefit of the Administrative Agent, as first priority secured party for the benefit of the Lender Parties, to serve as the “CatchMark TRS Subsidiary Account” (said account or accounts and any account or accounts replacing the same in accordance with this Agreement, collectively, the “CatchMark TRS Subsidiary Account”), and into which CatchMark TRS shall deposit or credit all amounts that are payable to it from any source whatsoever, including, without limitation under the Fiber Supply Agreement. Each of the Borrower, CatchMark TRS Subsidiary and each other Loan Party acknowledges and confirms that, pursuant to the terms of this Agreement and the Fiber

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Supply Agreement, CatchMark TRS Subsidiary has and will give proper notice of the CatchMark TRS Subsidiary Account to the parties to the Fiber Supply Agreement.
SECTION 7.1.14    Revenue Account.
The Borrower and each other Loan Party acknowledges and confirms that, on or before the Effective Date and pursuant to the terms of this Agreement, Timberlands II has established and will maintain one or more accounts or InvestLine Related Loan Party Subaccounts at one or more Account Bank for the benefit of the Administrative Agent, as first priority secured party for the benefit of the Lender Parties, to serve as the “Revenue Account” (said account or accounts and any account or accounts replacing the same in accordance with this Agreement, collectively, the “Revenue Account”). Timberlands II shall cause and direct all amounts that are payable to it under the Master Stumpage Agreement from the harvesting of Timber to the Revenue Account. CatchMark TRS Subsidiary shall pay or credit directly into the Revenue Account, as and when due, all amounts owing by it to Timberlands II pursuant to the Master Stumpage Agreement. Each of the Borrower, CatchMark TRS Subsidiary and each other Loan Party acknowledges and confirms that, pursuant to the terms of this Agreement and the Master Stumpage Agreement, each of Timberlands II and CatchMark TRS Subsidiary and the other Loan Parties has and will give proper notice of the Revenue Account to the parties to the Master Stumpage Agreement.
SECTION 7.1.15    Dividend Account. The Dividend Account shall only hold deposits in an amount sufficient for CatchMark Timber to make dividends, distributions or other payments to its shareholders permitted under Section 7.2.6(x) or (y) which have been declared but not made.
SECTION 7.1.16    Farm Credit Equity and Security.
(a)    So long as any Farm Credit Lender is a Lender hereunder, the Borrower will (i) maintain its status as an entity eligible to borrow from such Farm Credit Lenders, and (ii) acquire equity in such Farm Credit Lenders in such amounts and at such times as each Farm Credit Lender may require in accordance with its bylaws and capital plan (as each may be amended or otherwise modified from time to time), except that the maximum amount of equity that the Borrower may be required to purchase in each Farm Credit Lender in connection with the Loans made by such Farm Credit Lender may not exceed the maximum amount permitted by the bylaws and capital plan of such Farm Credit Lender at the time this Agreement is entered into. The Borrower acknowledges receipt of a copy of (x) the most recent annual report, and if more recent, latest quarterly report for each Farm Credit Lender, (y) the Notice to Prospective Stockholders provided by CoBank, and any similar notice provided by the other Farm Credit Lenders and (z) the bylaws and capital plan of each Farm Credit Lender, which describe the nature of all of the Borrower’s cash patronage, stock and other equities in each Farm Credit Lender acquired in connection with its patronage loan from such Farm Credit Lenders (the “Farm Credit Equities”) as well as capitalization requirements, and agrees to be bound by the terms thereof.
(b)    Each party hereto acknowledges that the bylaws and capital plan (as each may be amended from time to time) of each Farm Credit Lender shall govern (i) the rights and

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obligations of the parties with respect to the Farm Credit Equities and any patronage refunds or other distributions made on account thereof or on account of the Borrower’s patronage with such Farm Credit Lender, (ii) the Borrower’s eligibility for patronage distributions from each Farm Credit Lender (in the form of equities and cash) and (iii) patronage distributions, if any, in the event of a sale of a participation interest. Each Farm Credit Lender reserves the right to assign or sell participations in all or any part of its Commitments or outstanding Loans hereunder on a non-patronage basis.
(c)    Each party hereto acknowledges that pursuant to the Farm Credit Act of 1971 each applicable Farm Credit Lender has a statutory first Lien on its Farm Credit Equities, as the case may be, that the Borrower may now own or hereafter acquire, which statutory Lien shall be for each applicable Farm Credit Lender’s sole and exclusive benefit. The Farm Credit Equities, as the case may be, shall not constitute security for the Obligations due to any other Lender Party. To the extent that any of the Loan Documents create a Lien on the Farm Credit Equities of the applicable Farm Credit Lender or on patronage accrued by the applicable Farm Credit Lender for the account of the Borrower (including, in each case, proceeds thereof), such Lien shall be for each applicable Farm Credit Lender’s sole and exclusive benefit and shall not be subject to pro rata sharing hereunder. Neither the Farm Credit Equities nor any accrued patronage shall be offset against the Obligations, except that, in the event of an Event of Default, each applicable Farm Credit Lender may elect, solely at its discretion, to apply the cash portion of any patronage distribution or retirement of equity to amounts owed to such Farm Credit Lender under this Agreement, whether or not such amounts are currently due and payable. The Borrower acknowledges that any corresponding tax liability associated with such application is the sole responsibility of the Borrower. No applicable Farm Credit Lender shall have any obligation to retire its Farm Credit Equities at any time, including during the continuance of any Default or Event of Default, either for application to the Obligations or otherwise.
(d)    The Borrower acknowledges and agrees that it shall not receive any patronage with respect to the Farm Credit Equities of AgSouth purchased by it.
SECTION 7.1.17    Qualified ECP Guarantor; Keepwell.
(a)    Each Loan Party will be a Qualified ECP Guarantor on the date it enters into any Rate Protection Agreement and on the date it guarantees or grants any security interest with respect to, any Rate Protection Agreement, in each case in accordance with the terms hereof.
(b)    The Borrower will, and will cause each of the other Loan Parties that is a Qualified ECP Guarantor to, provide such funds or other credit support to each other Loan Party as may be needed by such Loan Party from time to time to honor all of such Loan Party’s obligations under the Guaranty, including, obligations to guaranty Obligations constituting Swap Obligations that are permitted Rate Protection Agreements under this Agreement that would, in the absence of the agreement in this Section 7.1.17(b) or Section 9.3(d), otherwise constitute Excluded Swap Obligations (but in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations under

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this Section 7.1.17(b) or Section 9.3(d) or otherwise under this Agreement or any Loan Document, as it relates to such other Loan Parties, voidable under Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).
SECTION 7.1.18    Investment Allocation Policy. Each Loan Party shall comply with the Investment Allocation Policy (to the extent an Investment Allocation Policy exists). Prior to investing in any Permitted Joint Venture (other than Dawsonville Bluffs) that plans to operate in the same geographic area as any Loan Party or any Subsidiary of a Loan Party (as determined in good faith by the Borrower in a manner reasonably acceptable to the Administrative Agent), the board of directors of CatchMark Timber shall adopt an Investment Allocation Policy.
SECTION 7.1.19    Title Insurance. Each Loan Party shall at all times cause the mortgagee’s title insurance policies to be in an aggregate amount greater than or equal to the aggregate amount of the Letter of Credit Usage for all outstanding Letters of Credit plus the outstanding balance of the Loans and other Obligations, and allocated among jurisdictions in a manner acceptable to the Administrative Agent in its sole discretion.
SECTION 7.1.20    Post-Closing Matters. Each of the Loan Parties shall, and shall cause each of its Subsidiaries to, perform the obligations set forth on Schedule V on or before the date provided in Schedule V (as such date may be extended by the Administrative Agent in its sole discretion) with respect to each such obligation unless the Administrative Agent has agreed in its sole discretion in writing to waive such obligation in its entirety.
SECTION 7.2    Negative Covenants. The Borrower and each other Loan Party agree with each Lender and the Administrative Agent that, until all the Obligations have been paid in full in cash and performed in full and all the Commitments have been irrevocably terminated, the Borrower and each other Loan Party will perform, and will cause each of their Subsidiaries to perform, the obligations set forth in this Section. Notwithstanding the below, for purposes of this Section 7.2 no Subsidiary of CatchMark Timber qualifying as an Unrestricted Timber Subsidiary shall be deemed to be a Subsidiary of any Loan Party other than with respect to Sections 7.2.1, 7.2.8, 7.2.9, 7.2.19 and 7.2.22.
SECTION 7.2.1    Activities; Separateness.
(a)    No Loan Party or Subsidiary of any Loan Party will engage in any activity, except those activities described in Section 6.24.1 and in the recitals.
(b)    No Loan Party or Subsidiary of any Loan Party will engage in any activity prohibited by Sections 6.24.2 through 6.24.10 or fail to engage in any activity required by Sections 6.24.2 through 6.24.10.
(c)    No Loan Party or Subsidiary of any Loan Party will manage any Person in a manner inconsistent with the prohibitions and requirements of Sections 6.24.2 through 6.24.10.

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SECTION 7.2.2    Indebtedness.
No Loan Party or Subsidiary of any Loan Party will create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness, other than, without duplication, the following:
(a)    Indebtedness in respect of the Loans and Letters of Credit;
(b)    Contingent Liabilities of CatchMark Timber with respect to Indebtedness of any Unrestricted Timber Subsidiary pursuant to any Unrestricted Timber Transaction, solely in the form of a limited recourse guarantee of CatchMark Timber and in form and substance satisfactory to the Administrative Agent;
(c)    Indebtedness with respect to any Secured Bank Product entered into in the ordinary course of business or any other cash management or similar arrangements entered into in the ordinary course of business;
(d)    Indebtedness with respect to Rate Protection Agreements permitted pursuant to Section 7.2.21;
(e)    Unsecured, subordinated Indebtedness among the Loan Parties;
(f)    Contingent Liabilities of any Loan Party or Subsidiary of any Loan Party arising with respect to customary indemnification obligations incurred in the ordinary course of business;
(g)    (i) Contingent Liabilities in the form of Letters of Credit made by or for the account of any Loan Party or any Shell Subsidiary (including any Permitted JV Investment Subsidiary) as Credit Support in connection with any letter of intent or purchase agreement arising in connection with a transaction which, if consummated, would be permitted by Section 7.2.5(a)(vii) so long as such Credit Support does not exceed in the aggregate the Permitted Escrow Amount with respect to such transaction, and (ii) Contingent Liabilities of (1) any Permitted JV Investment Subsidiary with regard to the obligations of a Permitted Joint Venture or Shell Subsidiary, in each case, which is a subsidiary of such Permitted JV Investment Subsidiary and (2) CatchMark Timber with regard to the obligations of a Permitted JV Investment Subsidiary, Shell Subsidiary, or a Permitted Joint Venture, in each case of clauses (1) and (2), pursuant to any letter of intent or purchase agreement (or mandate or commitment letter regarding the financing thereof) arising in connection with a transaction which, if consummated, would be permitted by Section 7.2.5(a)(vii); provided that, (x) such Contingent Liabilities will be unsecured or will be secured solely by Credit Support that does not exceed in the aggregate the Permitted Escrow Amount with respect to such transaction and (y) unless otherwise agreed by the Administrative Agent in its sole discretion, such Contingent Liabilities will terminate with respect to CatchMark Timber no later than the consummation of such transaction;
(h)    Contingent Liabilities of any Loan Party, Shell Subsidiary, or Permitted JV Investment Subsidiary arising pursuant to (x) the Organizational Documents of any Permitted

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Joint Venture or Shell Subsidiary in respect of capital calls or other similar investments, so long as, either: (i) such investments would, if consummated, be permitted by Section 7.2.5(a)(vii) or (ii) such Permitted Joint Venture or Shell Subsidiary agreements provide for a mechanism for satisfaction of such capital call without further recourse to any Loan Party, Shell Subsidiary, or Permitted JV Investment Subsidiary (other than recourse in the form of dilution or contribution of Equity Interests of such Permitted Joint Venture or Shell Subsidiary held by such Loan Party, Shell Subsidiary, or Permitted JV Investment Subsidiary which are reasonably acceptable to the Administrative Agent) and (y) the Organizational Documents of any Permitted Joint Venture or Shell Subsidiary or by operation of state law, in each case, as may be approved by the Administrative Agent in its sole discretion;
(i)    Contingent Liabilities of Triple T GP with respect to the Joint Venture (as defined in such Consent and Amendment Agreement) provided that such Contingent Liabilities arise solely by operation of Delaware limited partnership law due to Triple T GP’s status as a general partner of such Joint Venture and the JV Agreement (as defined in such Consent and Amendment Agreement); and
(j)    Indebtedness of the Borrower in the form of redemption or repurchase obligations arising pursuant to the LTIP Plan and the Borrower’s partnership agreement; provided that, such redemption or repurchase obligations are expressly subject to the restrictions on redemptions and repurchases set forth in Section 7.2.6(y).
SECTION 7.2.3    Liens.
No Loan Party or Subsidiary of any Loan Party will create, incur, assume or suffer to exist any Lien upon any of the Collateral or any Unsecured Real Property, whether such Loan Party or such Subsidiary now has or hereafter acquires ownership or other rights therein, except:
(a)    Liens securing payment of any of the Obligations and granted pursuant to any Loan Document in favor of the Administrative Agent;
(b)    with respect to the Real Property, Liens listed as exceptions on Schedule B of any title insurance with respect thereto that have been approved by the Administrative Agent;
(c)    Liens for taxes, assessments or other charges or levies of any Governmental Authority not at the time delinquent or being diligently contested in good faith by appropriate proceedings which suspends enforcement of such Liens and for which adequate reserves in accordance with GAAP shall have been set aside on its books;
(d)    easements, rights of way and similar restrictions that (i) arise in the ordinary course of business of the applicable Landholder, (ii) are not in a substantial amount and (iii) do not in any respect materially impair the value or usefulness of the Real Property;
(e)    judgment Liens which do not result in an Event of Default under Section 8.1.6;

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(f)    statutory Liens in favor of each applicable Farm Credit Lender in its Farm Credit Equities;
(g)    Liens on the Equity Interests of CatchMark Timber in any Unrestricted Timber Subsidiary as the sole recourse for the Contingent Liabilities permitted under Section 7.2.2(b) and in form and substance satisfactory to the Administrative Agent; and
(h)    Liens on any Credit Support made by or for the account of any Loan Party or any Shell Subsidiary (including any Permitted JV Investment Subsidiary) in connection with any letter of intent or purchase agreement arising in connection with a transaction which, if consummated, would be permitted by Section 7.2.5(a)(vii) or 7.2.8, so long as (i) such Credit Support does not exceed in the aggregate the Permitted Escrow Amount with respect to such transaction, and (ii) such Credit Support does not exceed in the aggregate $35,000,000 with respect to all such transactions at any time.
In addition, with the exception of CatchMark Timber, no Loan Party or any Subsidiary of any Loan Party shall permit there to be a Lien on any of its Equity Interests, except for Liens granted pursuant to the Loan Documents.
SECTION 7.2.4    Financial Covenants.
(a)    [Reserved].
(b)    The Fixed Charge Coverage Ratio shall not be less than 1.05:1.00 at any time.
(c)    The Loan to Value Ratio may not exceed 50% at any time.
(d)    The Loan Parties shall not make, or permit their Shell Subsidiaries to make, Capital Expenditures during any Fiscal Year except Capital Expenditures in the ordinary course of business and in an aggregate amount for the Loan Parties and their Shell Subsidiaries not exceeding 1% of the Value of the Timberlands (measured as of the last day of the immediately preceding Fiscal Year).
SECTION 7.2.5    Investments; Change in Capital Structure.
(a)    No Loan Party or Subsidiary of any Loan Party will make, incur, assume or suffer to exist any Investment in any other Person, except
(i)    Investments set forth on Item 6.8 (“Initial Capitalization”) of the Disclosure Schedule;
(ii)    Investments by CatchMark Timber in Unrestricted Timber Subsidiaries in connection with Unrestricted Timber Transactions in an amount not to exceed the Equity Raises Net Proceeds that were raised for such purposes provided that such Equity Raises Net Proceeds meet the requirements of the proviso to Section 3.1.2(b)(i);

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(iii)    Rate Protection Agreements permitted pursuant to Section 7.2.21;
(iv)    the Farm Credit Equities and any other equity interests of, or Investments in, any Farm Credit Lender or their investment services or programs;
(v)    Investments in any Person provided such Person is or will become concurrent with such Investment a wholly-owned Domestic Subsidiary of any Borrower (whether direct or indirect) and a Subsidiary Guarantor;
(vi)    Investments in any Person who is or will become concurrent with such Investment a Shell Subsidiary to the extent such Person and such Investment is consistent with the definition of Shell Subsidiary, and, if applicable, the definition of Permitted JV Investment Subsidiary;
(vii)    Investments by a Loan Party from time to time in Permitted Joint Ventures, provided, that (A) after giving Pro Forma Effect to such Investment, the Loan to Value Ratio does not exceed 45% (or, with respect to Investments made from and after May 1, 2020 and on or prior to December 31, 2020 in Permitted Joint Ventures existing as of May 1, 2020, 47.5%), (B) the Borrower shall deliver to the Administrative Agent the Permitted Joint Venture Investment Documentation which shall evidence, among other things, that (1) no Event of Default has occurred and is continuing or would reasonably be expected to result after giving Pro Forma Effect to such Investment, (2) all of the representations and warranties contained in this Agreement and in the other Loan Documents shall be true and correct in all material respects with the same effect as if then made, provided that such representations and warranties (I) that relate solely to an earlier date shall be true and correct as of such earlier date and (II) shall be true and correct in all respects if they are qualified by a materiality standard, and (C) at least five (5) Business Days prior to the Loan Party’s Investment in such Permitted Joint Venture, the Lenders shall have received all documentation and other information requested by (or on behalf of) any Lender in order to comply with requirements of Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions;
(viii)    Investments in cash and Cash Equivalent Investments; and
(ix)    other Investments by any Loan Party, provided that the aggregate amount of all Investments made by all Loan Parties pursuant to this Section 7.2.5(a)(ix) shall not exceed $50,000 in the aggregate at any one time;
provided that, in each case, no Loan Party or Subsidiary of any Loan Party will enter into, permit to occur or be a party to any division with respect to itself or any other Person without the prior written consent of the Administrative Agent.
(b)    No Loan Party or any Subsidiary of any Loan Party will make any change in its capital structure or ownership, including, raising, taking any contribution of, or receiving any cash equity, and entering into any partnership, Joint Venture or similar relationship, except (i) as provided in the preceding clause (a), (ii) in connection with the issuance or repurchase of its equity by CatchMark Timber (which, in the case of repurchases, are permitted pursuant

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to Section 7.2.6), and (iii) in connection with the issuance or repurchase of its equity by the Borrower (which, in the case of issuances, shall be limited to issuances of “Common Units” to CatchMark Timber and issuances of “LTIP Units” and “Common Units” issued in connection with the conversion of “LTIP Units” in accordance with and as defined in the Borrower’s partnership agreement, and, in the case of repurchases, shall be limited to (x) redemptions by the Borrower of Common Units held by CatchMark Timber in connection with repurchases by CatchMark Timber of its Equity Interests that are permitted pursuant to Section 7.2.6, and (y) redemptions otherwise permitted by Section 7.2.6).
SECTION 7.2.6    Restricted Payments. No Loan Party or Subsidiary of any Loan Party will (notwithstanding the terms of any Organizational Document or any other agreement or instrument), (a) declare, pay or make on any of its Equity Interests (or any warrants, options or other rights with respect thereto) any dividend, distribution or other payment, whether on account of the purchase, redemption, sinking or analogous fund, retirement, defeasance of any Equity Interests and whether in cash, property or obligations (other than dividends or distributions payable solely in its Equity Interests, warrants to purchase its Equity Interests or split-ups or reclassifications of its Equity Interests into additional or other shares of its Equity Interests), or apply, or permit any Loan Party or any Subsidiary of any Loan Party to apply, any of its funds, property or assets to the purchase, redemption, sinking or analogous fund or other retirement of, any such Equity Interests (or any options, warrants or other rights with respect thereto); or (b) make any payment, loan, advance, contribution or other transfer of funds or property to any holder of its Equity Interests; provided, however, that
(v) any Subsidiary of any Loan Party may make dividends, distributions and other payments, loans, advances, contributions or other transfers of funds or property to any Loan Party;
(w) any Loan Party may make intercompany loans to the extent permitted by Section 7.2.2 and may make dividends and distributions and other payments to any Loan Party;
(x) for so long as CatchMark Timber is qualified as a real estate investment trust under the Code (“REIT Status”), CatchMark Timber may make dividends, distributions and other payments to its shareholders, in each case, as required for CatchMark Timber to maintain REIT Status; provided that, (A) no Default or Event of Default described in Section 8.1.7 or in Section 8.1.14 has occurred or would reasonably be expected to result therefrom, (B) the Administrative Agent has not elected to (or been directed by the Required Lenders to) declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and the Commitments (if not theretofore terminated) to be terminated under Section 8.3, and (C) the Borrower shall have timely delivered to the Administrative Agent a duly completed and executed Compliance Certificate, in each case, for the most recent Fiscal Quarter for which the same are required to be delivered pursuant to Section 7.1.1;

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(y) CatchMark Timber may make dividends, distributions and other payments to (1) its shareholders (including pursuant to a repurchase of any of its Equity Interests) and (2) the employees, officers or directors of any Loan Party in accordance with that certain CatchMark Timber Trust, Inc. 2017 Incentive Plan or any substantially similar successor plan (the “CatchMark Timber Incentive Plan”) and the Borrower may make dividends, distributions and other payments (including pursuant to a redemption of any of its Equity Interests) to the employees, officers or directors of any Loan Party holding “LTIP Units” and “Common Units” issued in connection with the conversion of “LTIP Units” in accordance with that certain CatchMark Timber Trust, Inc. LTI Program Plan, a subplan of the CatchMark Timber Incentive Plan) (the “LTIP Plan”); provided that, in each case, no Default or Event of Default has occurred and is continuing or would reasonably be expected to result therefrom; and
(z) any Loan Party may pay non-cash compensation to employees, officers or directors of any Loan Party issued in the form of Equity Interests of (1) CatchMark Timber in accordance with the CatchMark Timber Incentive Plan or any substantially similar successor plan or (2) the Borrower constituting “LTIP Units” (and “Common Units” issued in connection with the conversion of “LTIP Units”) in accordance with and as defined in the Borrower’s partnership agreement; provided that, in the case of such Equity Interests of the Borrower, (A) the aggregate amount of all outstanding LTIP Units (assuming full vesting and full conversion value to Common Units) and all outstanding Common Units issued in connection with the conversion of LTIP Units and not owned by a Loan Party, in each case, as of any date the Borrower issues LTIP Units (and calculated after giving effect to such issuance), shall not exceed 2% of the aggregate of all outstanding Common Units issued by the Borrower as of such date; (B) upon a LTIP Conversion/Redemption Trigger Event, all outstanding LTIP Units (whether vested or unvested) and all Common Units issued in connection with the conversion of LTIP Units and not owned by a Loan Party shall automatically and immediately, without further act by any Person, be converted and redeemed or redeemed (as applicable), the consideration of which redemptions shall solely be Equity Interests in CatchMark Timber; and (C) the aggregate amount of all outstanding LTIP Units (assuming full vesting and full conversion value to Common Units) and all outstanding Common Units issued in connection with the conversion of LTIP Units and not owned by a Loan Party shall not at any time exceed 2.5% of the aggregate of all outstanding Common Units issued by the Borrower.
SECTION 7.2.7    Take or Pay Contracts. No Loan Party or Subsidiary of any Loan Party will enter into or be a party to any arrangement for the purchase of materials, supplies, other property or services if such arrangement by its express terms requires that payment be made by any Loan Party or any Subsidiary of any Loan Party regardless of whether such materials, supplies, other property or services are delivered or furnished to it.

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SECTION 7.2.8    Mergers, Asset Acquisitions, etc. No Loan Party or Subsidiary of any Loan Party will, liquidate or dissolve or divide, consolidate or amalgamate with, or merge into or with, any other Person, or establish, purchase, lease or otherwise acquire or receive or hold (in each case in one transaction or series of transactions) all or any part of the assets or Equity Interests of any Person (or of any division thereof), other than:
(a)    subject to compliance with the terms of Section 7.1.9 on or prior to the closing of such Investment and to the other terms of this Agreement, Investments by the Loan Parties and Subsidiaries of the Loan Parties permitted by Section 6.8 comprising the Equity Interests of Persons referred to therein;
(b)    subject to compliance with the terms of Section 7.1.9, if applicable, on or prior to the closing of such transactions and to the other terms of this Agreement, transactions permitted by Section 7.2.5;
(c)    subject to compliance with the terms of Section 7.1.9 on or prior to the closing of such acquisition and to the other terms of this Agreement, the acquisition of assets other than Real Property that are to be utilized in the ordinary course of the business of the Loan Parties;
(d)    subject to the terms of Section 7.1.9 on or prior to the closing of such acquisition and to the other terms of this Agreement, the acquisition of additional Real Property (including the acquisition of additional rights in existing Real Property) by any Subsidiary Guarantor;
(e)    the acquisition of Unsecured Real Property by any Subsidiary Guarantor, provided that, (i) after giving Pro Forma Effect to such acquisition, the aggregate Cost Basis for all Unsecured Real Property as of the date a definitive acquisition agreement is entered into (calculated after giving Pro Forma Effect to such acquisition) is less than 5% of the aggregate Value of the Timberlands, (ii) the Loan Parties shall have complied with the requirements of Section 7.1.9(c) with respect to clauses (r) and (t) of the definition of “Real Property Documents” and the other terms of this Agreement and (iii), if requested by the Administrative Agent, the Loan Parties shall deliver to the Administrative Agent a certificate of an Authorized Officer of the Borrower setting forth the calculations demonstrating compliance with Section 7.2.8(e)(i) and the proviso to this Section 7.2.8 (calculated after giving Pro Forma Effect to such acquisition);
(f)    subject to the other terms of this Agreement, the purchase or lease of additional real property pursuant to an Unrestricted Timber Transaction by any Unrestricted Timber Subsidiary;
(g)    subject to compliance with the terms of Section 7.1.9 on or prior to the closing of such Investment and to the other terms of this Agreement, the acquisition of all or substantially all of the Equity Interests or assets of one Timber Manager, provided that, (i) the consideration (whether in cash or other property) of such acquisition shall not exceed $20,000,000 in the aggregate, and (ii) if requested by the Administrative Agent, the Loan Parties shall deliver to the Administrative Agent a certificate of an Authorized Officer of the Borrower

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setting forth the calculations demonstrating compliance with Section 7.2.8(g)(i) and the proviso to this Section 7.2.8 (calculated after giving Pro Forma Effect to such acquisition); and
(h)    subject to compliance with the terms of Section 7.1.9 on or prior to the closing of such transaction, if applicable, Section 6.24.1, and the other terms of this Agreement, any TRS Subsidiary (that is a Loan Party) may merge into any other TRS Subsidiary (that is a Loan Party), any QRS Subsidiary (that is a Loan Party other than the Borrower and CatchMark Holder) may merge into any other QRS Subsidiary (that is a Loan Party other than the Borrower and CatchMark Holder), any Shell Subsidiary (other than any Permitted JV Investment Subsidiary) may merge into any other Shell Subsidiary (other than any Permitted JV Investment Subsidiary), any Permitted JV Investment Subsidiary may merge with any Permitted JV Investment Subsidiary, and any Permitted JV Investment Subsidiary may merge with any of its Subsidiaries which is a Permitted Joint Venture pursuant to the consummation of any transaction permitted by Section 7.2.5(a)(vii), and with the prior approval of the Administrative Agent in its sole discretion, any Shell Subsidiary may merge into any other Shell Subsidiary, Permitted JV Investment Subsidiary, or Permitted Joint Venture.”
provided that, in each case,(x) no Default or Event of Default has occurred and is continuing or would reasonably be expected to result after giving Pro Forma Effect to such acquisition and (y) no Loan Party or Subsidiary of any Loan Party will enter into, permit to occur or be a party to any division with respect to itself or any other Person without the prior written consent of the Administrative Agent.
SECTION 7.2.9    Asset Dispositions, etc.
No Loan Party or Subsidiary of any Loan Party will Dispose of (in each case in one transaction or series of transactions), or grant options, warrants or other rights with respect to (in each case in one transaction or series of related transactions, whether voluntary or involuntary), all or any part of its assets or property, except:
(a)    the sale of Timber in accordance with the conditions of Section 7.1.11(m);
(b)    the sale of Real Property upon fair and reasonable arm’s-length terms and conditions, provided that (i) the Borrower shall deliver written notification to the Administrative Agent identifying such sale as a Normal Operating Real Property Disposition or a Large Real Property Disposition; (ii) the Borrower shall electronically deliver to the Administrative Agent a Certificate Regarding Sale of Real Property, authorized by an Authorized Officer of the Borrower; (iii) such sale is conducted pursuant to and in accordance with the applicable restrictions contained in any Material Agreement including, if applicable to such Real Property, the Master Stumpage Agreement, in each case, without giving effect to any waivers with respect to such restrictions that have not been approved by the Required Lenders; (iv) in the case of a Normal Operating Real Property Disposition, such sale is (A) consistent with the most current budget and projections delivered pursuant to Section 7.1.1(n) or (B) consented to by the Administrative Agent in its sole discretion; (v) no Default or Event of Default has occurred and is continuing or would be reasonably expected to result after giving Pro Forma Effect to such sale; (vi) in the case of a Large Real Property Disposition, after giving Pro Forma Effect to such

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sale, the Loan to Value Ratio shall not exceed 45%; (vii) at least 75% of the consideration for such sale shall be received in the form of cash proceeds; (viii) all the related Net Real Property Disposition Proceeds are applied to prepay the Loans and other Obligations to the extent required by Section 3.1.2(b)(vii); (ix) if requested by the Administrative Agent in its reasonable discretion, the Borrower shall deliver calculations demonstrating compliance with the Sections 7.2.9(b)(v) and (vi) (in each case, calculated after giving effect to such sale of Real Property); and (x) the Borrower shall provide such other information related to the sale as the Administrative Agent may request in its reasonable discretion;
(c)    in the ordinary course of business, the sale or disposition of worn-out or obsolete equipment;
(d)    pursuant to any Unrestricted Timber Transaction, any Disposition by any Unrestricted Timber Subsidiary or any grant of options, warrants or other rights with respect to, all or any part of its assets or property in accordance with the terms of any applicable Unrestricted Timber Transaction;
(e)    any Disposition of the Equity Interest of any Shell Subsidiary by means and subject to terms and conditions approved by the Administrative Agent in its sole discretion;
(f)    in the ordinary course of business, the sale of fuel wood residue materials such as tree branches, tree tops and other wood residue inherent or resulting from the harvesting of timber (collectively, “Fuel Wood Residue”);
(g)    in order to maintain REIT Status or for other legitimate corporate or business purposes, the transfer of Fuel Wood Residue by way of contribution, assignment or other conveyance from one Loan Party to another Loan Party prior to the sale of such Fuel Wood Residue to a third party as permitted by clause (f);
(h)    subject to the terms and conditions hereof, including, without limitation, Section 7.1.11(x), the termination of Timber Leases;
(i)    any Disposition of all or any portion of the Real Property among the Landholders, provided, that (i) the Loan Parties provide prior written notice to the Administrative Agent consistent with the requirements of Section 7.1.9(c) and (ii) the Landholders and other Loan Parties deliver such Real Property Documents as the Administrative Agent may request in its sole discretion;
(j)    in the ordinary course of business, apiary, fishing, hunting or other recreational or pasture leases or licenses provided that such leases or licenses are for terms of no more than two years, are at market rates and do not interfere with the orderly and efficient operation of the business of any Loan Party;
(k)    in the ordinary course of business, third-party access rights or utility easements provided that such rights or easements do not interfere with the orderly and efficient

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operation of the business of any Loan Party, are immaterial in their individual and aggregate impact on the Real Property and do not exceed $1,000,000 in value in the aggregate;
(l)    any Disposition of Real Property to a Permitted Joint Venture solely representing an Investment in such Permitted Joint Venture by way of a contribution of such Real Property to such Permitted Joint Venture to the extent permitted by Section 7.2.5(a)(vii);
(m)    any Disposition of Real Property to a Permitted Joint Venture other than as provided in Section 7.2.9(l) (including a Disposition representing both an Investment in such Permitted Joint Venture by way of a contribution of a portion of such Real Property to such Permitted Joint Venture and a sale to such Permitted Joint Venture of the remaining portion of such Real Property); provided that, (i) no Default or Event of Default has occurred and is continuing or would reasonably be expected to result after giving Pro Forma Effect to such Disposition; (ii) the Loan Parties are in compliance after giving Pro Forma Effect to such Disposition with the covenants set forth in Section 7.2.4; (iii) after giving Pro Forma Effect to such Disposition, the Loan to Value Ratio does not exceed 45%; (iv) the Borrower shall notify the Administrative Agent in writing of each such Disposition, which written notification will include (A) the calculations demonstrating compliance with Section 7.2.9(m)(ii), (iii), and (vii) (in each case, calculated after giving Pro Forma Effect to such Disposition) if requested by the Administrative Agent in its reasonable discretion and (B) such other information as the Administrative Agent may request in its reasonable discretion; (v) at least 75% of the consideration (excluding consideration in the form of Equity Interests in such Permitted Joint Venture) shall be received in the form of cash proceeds or Equity Interests in such Permitted Joint Venture; (vi) all the related Net Real Property Disposition Proceeds shall be applied to prepay the Loans and other Obligations to the extent required by Section 3.1.2(b)(vii); and (vii) the aggregate consideration received by the Loan Parties in connection with such Disposition shall not be less than (A) the Cost Basis of such Real Property minus (B) the Equity Value of the Loan Parties in such Permitted Joint Venture;
(n)    any sale of the Equity Interests of any Permitted Joint Venture, provided that, (i) no Default or Event of Default has occurred and is continuing or would reasonably be expected to result after giving Pro Forma Effect to such sale; (ii) the Loan Parties are in compliance after giving Pro Forma Effect to such Disposition with the covenants set forth in Section 7.2.4; (iii) after giving Pro Forma Effect to such Disposition, the Loan to Value Ratio does not exceed 45%; (iv) the Borrower shall notify the Administrative Agent in writing of each such disposition, which written notification will include (A) the calculations demonstrating compliance with Sections 7.2.9(n)(ii), (iii), (v), and (vii) (in each case, calculated after giving Pro Forma Effect to such Disposition) if requested by the Administrative Agent in its reasonable discretion and (B) such other information as the Administrative Agent may request in its reasonable discretion; (v) at least 75% of the consideration shall be received in the form of cash proceeds; (vi) all the related Net Permitted Joint Venture Disposition Proceeds are applied to prepay the Loans and other Obligations to the extent required by Section 3.1.2(b)(vi); and (vii) the aggregate consideration received by the Loan Parties in connection with such Disposition shall not be less than the Equity Value of such Permitted Joint Venture;

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(o)    the conversion of a Permitted JV Investment Subsidiary to a Permitted Joint Venture (First-Tier), and the conversion of a Shell Subsidiary that is a Subsidiary of a Permitted JV Investment Subsidiary to a Permitted Joint Venture (Lower-Tier); or
(p)    subject to (i) compliance with Section 7.1.9 on or prior to such division and (ii) compliance with Section 6.24.1 and the other terms of this Agreement, the allocation by division of assets;
provided that, in each case, no Loan Party or Subsidiary of any Loan Party will enter into, permit to occur or be a party to any division with respect to itself or any other Person without the prior written consent of the Administrative Agent.
SECTION 7.2.10    Modification of Certain Agreements.
No Loan Party or Subsidiary of any Loan Party will consent to any amendment, supplement, waiver or other modification of any of the terms or provisions contained in, or applicable to, any of their Organizational Documents, the LTIP Plan or any Material Agreement, which in any case:
(a)    is contrary to the terms of this Agreement or any other Loan Document;
(b)    could reasonably be expected to be adverse to the rights, interests or privileges of the Administrative Agent or the Lenders or their ability to enforce the same;
(c)    results in the imposition or expansion in any material respect of any restriction or burden on the Borrower or any other Loan Party;
(d)    reduces in any material respect any rights or benefits of the Borrower or any other Loan Party;
(e)    could reasonably be expected to result in a Material Adverse Effect; or
(f)    in the case of any Material Timberland Operating Agreement, if the effect of such amendment, supplement, waiver or other modification is to replace the applicable Timber Manager;
provided that any of the foregoing shall be permitted if approved by the Administrative Agent in its sole discretion.
SECTION 7.2.11    Transactions with Related Parties.
Except as described on Item 6.22 (“Affiliate Transactions”), no Loan Party or Subsidiary of any Loan Party will enter into, or cause, suffer or permit to exist any arrangement or contract with, any of its Related Parties unless such arrangement or contract:
(a)    is not otherwise prohibited by this Agreement or the other Loan Documents; and

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(b)    either (i) is in the ordinary course of business of such Loan Party or such Subsidiary of any Loan Party, on fair and reasonable terms and an arrangement or contract of the kind which would be entered into by a prudent Person in the position of such Loan Party or Subsidiary of any Loan Party with a Person, or (ii) is for the payment of reasonable fees and compensation paid to, and customary indemnities and reimbursements provided on behalf of, officers, directors, employees and agents of any Loan Party or Subsidiary of any Loan Party.
SECTION 7.2.12    Negative Pledges, Restrictive Agreements, etc.
No Loan Party or Subsidiary of any Loan Party will enter into any agreement (excluding this Agreement and any other Loan Document) prohibiting or restricting:
(a)    their ability to comply with and perform their obligations under the Loan Documents or to pay the Obligations;
(b)    the creation or assumption of any Lien upon its properties, revenues or assets, whether such Loan Party or such Subsidiary now has or hereafter acquires ownership or other rights therein, other than, (i) Equity Interests of CatchMark Timber in any Unrestricted Timber Subsidiary, (ii) the properties or assets of any Permitted JV Investment Subsidiary or any Shell Subsidiary that is a Subsidiary of a Permitted JV Investment Subsidiary, and (iii) agreements to the extent and for so long as such agreement is excluded from the Collateral as defined in the Security Agreement;
(c)    the ability of any Loan Party or any Subsidiary of any Loan Party to amend or otherwise modify this Agreement or any other Loan Document; or
(d)    the ability of any Loan Party or Subsidiary of any Loan Party to make any payments, directly or indirectly, to any Loan Party by way of dividends, distributions, return on equity, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment or transfer any property or asset, directly or indirectly, to any Loan Party.
SECTION 7.2.13    Management Fees, Expenses, etc.
No Loan Party or Subsidiary of any Loan Party will:
(a)    pay management, advisory, consulting, director or other similar fees, other than:
(i)    fees payable to the Administrative Agent, the Lenders or any of their Affiliates;
(ii)    fees payable to consultants engaged on arm’s-length basis as approved by the board of directors (or equivalent body) of the applicable Loan Party or Subsidiary;

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(iii)    director fees and reimbursement of out-of-pocket expenses incurred in connection with attending the board of director, partnership, or member meetings, in an aggregate amount not to exceed $1,000,000 in any Fiscal Year; or
(iv)    fees payable to managers of the Timberlands engaged on arm’s-length basis as approved by the board of directors (or equivalent body) of the applicable Loan Party or Subsidiary; provided that if such manager of the Timberlands is an Affiliate of the Loan Parties or its Subsidiaries, the payment of such fees is otherwise permitted by Section 7.2.11(b).
(b)    reimburse employees or any Affiliates for any expenses unless the same is incurred in the ordinary course of business (including reasonable relocation expenses) of such Loan Party or Subsidiary of any Loan Party and is reasonable.
SECTION 7.2.14    Limitation on Sale and Leaseback Transactions. No Loan Party or Subsidiary of any Loan Party will enter into any arrangement with any Person whereby in a substantially contemporaneous transaction the Borrower or any of the other Loan Parties sells or transfers all or substantially all of its right, title and interest in an asset and, in connection therewith, acquires or leases back the right to use such asset.
SECTION 7.2.15    Fiscal Year End, etc. No Loan Party or Subsidiary of any Loan Party will, or will permit any other Loan Party to, change their Fiscal Year. In addition, except as required by GAAP, no Loan Party or Subsidiary of any Loan Party shall make any significant change in its accounting treatment or reporting practices.
SECTION 7.2.16    ERISA. (a) No Loan Party, Subsidiary of any Loan Party, or any Affiliate thereof shall establish any Pension Plan or Multiemployer Plan, or shall enter into any arrangements that could be expected to require any Loan Party, any Subsidiary of any Loan Party or any Affiliate thereof to contribute to any Pension Plan or Multiemployer Plan; and (b) except as would not otherwise be expected to result in liability greater than the Material Threshold, no Loan Party or Subsidiary of any Loan Party shall have any ERISA Affiliates and shall not be an ERISA Affiliate of any other Person.
SECTION 7.2.17    Account Control Agreements. No Loan Party will have any InvestLine Account or deposit, commodities or securities account or subaccount other than an Excluded Account unless the same is a Pledged Account.
SECTION 7.2.18    Timber Negative Covenants.
(a)    Timber Sale, Harvesting and Stumpage Agreements. Without the prior approval of the Administrative Agent (not to be unreasonably withheld, conditioned or delayed), no Loan Party shall enter into, and no Landholder shall be subject to, any Material Agreement (whether written or oral) for the cutting, sale, removal or disposition of Timber, including, without limitation, (i) any Material Supply Agreement, (ii) any Material Transaction Agreement regarding Timber, and (iii) any Timber Lease, timber deed or similar agreement the annual net revenues under which exceed 3% of the aggregate annual net revenues of the Loan Parties and Shell Subsidiaries (without duplication), or the aggregate annual net revenues under which,

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together with the aggregate annual net revenues of all other Timber Leases, timber deeds and similar agreements that have not been approved under this Section 7.2.18(a), exceed 6.0% of such aggregate annual net revenues (all as reported in the most recent annual audit reports furnished to the Administrative Agent pursuant to Section 7.1.1(b)).
(b)    Restrictions on Grazing and Use of Fire. No Landholder shall permit the grazing of livestock on the Timberland other than in accordance with Best Management Practices. The application of fire in a controlled manner for the benefit of Timber production (“prescribed burning”) shall not be utilized in the management of the Timberland unless (i) local fire protection agencies are notified and all fire protection and other Law are followed, (ii) appropriate equipment and trained personnel are available and utilized, (iii) fire is applied only when weather conditions are favorable and (iv) the prescribed burning area is isolated from other areas by appropriate natural or manmade fire breaks.
(c)    Coal, Oil, Gas and Other Minerals. The Landholders shall not hold and shall not permit any other Person to hold for any Landholder’s benefit or as any Landholder’s agent, whether directly or indirectly, any permit or license which permits the exploration, extraction, mining, processing, production, storage, transportation or handling of any coal, oil, gas or any other mineral (collectively, “Mineral Activity”) with respect to the Timberlands.
(i)    Except as permitted hereby, no Landholder shall undertake or operate or cause or permit to be undertaken or operated for its benefit or by its agent, or under any lease of the Real Property, whether directly or indirectly, any Mineral Activity.
(ii)    Any Mineral Activity on the Timberland shall be carried out by third party (not Affiliates of any Loan Party or any Subsidiary of any Loan Party) tenants or counterparties under bona fide leases, surface agreements or other agreements (collectively, “Mineral Agreements”) which, to the extent not in existence prior to the date of the acquisition of the applicable Timberlands (and not entered into in contemplation of such acquisition), shall be in form and substance reasonably acceptable to the Administrative Agent and shall contain covenants by the tenant or counterparty to comply with all Law, including, without limitation, Environmental Laws, and an agreement by the tenant or counterparty to indemnify, defend and hold harmless the applicable Loan Parties and Subsidiaries of any Loan Party, the Administrative Agent and the Lenders and their respective successors and assigns against any loss, claims or damage, including legal fees, arising from any breach of its Mineral Agreement or liability arising from such tenant or counterparty’s activity or presence on the Timberland (including as a result of a violation of any Environmental Laws).
(iii)    Each Landholder shall (A) reasonably inspect and monitor the activities of all tenants and counterparties under the Mineral Agreements, if any, to assure compliance in all material respects with the terms and conditions of the Mineral Agreements, (B) enforce the material terms and conditions of the Mineral Agreements and cause the tenants and counterparties thereunder to comply with all material terms and conditions of the Mineral Agreements and (C) assure that all Mineral Activity complies in all material respects with all Environmental Laws in the manner set forth in Section 7.1.6. Each Landholder shall furnish to

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the Administrative Agent, promptly following a request therefor, copies of its records with regard to the compliance by tenants and counterparties with all material terms and conditions of the Mineral Agreements.
(iv)    Any Mineral Activity on the Timberlands permitted hereunder shall not be undertaken or permitted by any Landholder, except in such manner that none of the Administrative Agent or the Lenders shall be liable in any event for any of such activities under applicable Environmental Laws, including claims based upon the existence of any Hazardous Material, non-hazardous wastes, discoloration or degradation of any water or streams, interference with the bed of any stream or the natural flow thereof, reclamation or revegetation. Each Landholder shall assure that all reclamation and revegetation of the Timberland that is conducted as a result of any Mineral Agreement be timely completed in accordance with applicable Environmental Laws, other Law and applicable Best Management Practices.
(v)    Without limiting Section 7.1.6, in connection with the Mineral Activity, the Loan Parties and the Subsidiaries of the Loan Parties shall, to the extent required by applicable Environmental Laws, clean up, or cause to be cleaned up, any Hazardous Material or nonhazardous waste materials held, released, spilled, abandoned or placed upon the Timberland or released into the environment by any Loan Party, any lessees, contractors, subcontractors, suppliers, employees, agents, or by anyone for whom any Landholder or any lessees are responsible, at its own expense.
(vi)    Each Landholder shall use commercially reasonable efforts (A) to cause all Mineral Activity to be conducted with due regard for the present and future value of both the Timberland as Timber producing coal mining and oil and gas properties, particularly with respect to the support of overlying coal seams and prevention of slips, slides, squeezes and other distortions of said seams; (B) all Mineral Activity be conducted in material compliance with all Environmental Laws and other Law; (C) to require that any Mineral Activity complies with all material conditions, covenants and limitations contained in any of the instruments under which any Landholder holds title to the Timberland or where any Landholder owns minerals without ownership of the surface overlying said minerals; and (D) to cause its tenants to obtain rights from the then surface owners with respect to such Mineral Activities.
(vii)    The Administrative Agent shall have the right (subject to the proviso of the last sentence of Section 7.1.5(d)), but not the duty, at any and all reasonable times to enter upon the Timberland for the purposes of inspecting the Mineral Activities being conducted thereon, including the financial records, royalty summaries, mining reports, weighing devices and maps related thereto. Each Landholder shall keep, or use commercially reasonable efforts to cause its tenants to keep, adequate and accurate records of all depths of mining and drilling, maps of the locations of all Mineral Activities, both above and below ground, quantities of minerals extracted and amounts shipped, and all payments payable and received with respect to all minerals and Mineral Agreements. Each Landholder agrees that it will promptly furnish the Administrative Agent, without cost to the Administrative Agent, the results of all core drilling and other exploratory openings and tests made for coal, oil, gas or other minerals upon

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the Timberland, including the results of any analytical test made to determine the quality, type or characteristics thereof, upon request.
(viii)    Without limiting Section 11.4, the Borrower shall indemnify and hold harmless the Administrative Agent and the Lenders and their respective officers, directors and employees and their respective successors, from and against all fines, penalties, actions, suits, legal proceedings and all costs and expenses associated therewith (including legal fees) arising out of or in any way connected with any failure of any Loan Party or any Subsidiary of any Loan Party to perform its obligations under this Section.
SECTION 7.2.19    Unrestricted Timber Transactions. CatchMark Timber shall not consummate, or cause to be consummated, any Unrestricted Timber Transaction unless (a) as soon as available and in no event later than ten (10) Business Days prior to the consummation of any Unrestricted Timber Transaction (or such shorter period of time as may be acceptable to the Administrative Agent), CatchMark Timber shall (i) certify to the Lenders that all the terms and conditions contained in the definition of “Unrestricted Timber Transaction” have been (or will be) satisfied with respect thereto and (ii) deliver to the Lenders substantially final copies of the operative documents evidencing such Unrestricted Timber Transaction and (b) neither the Administrative Agent nor any Lender has objected to the accuracy of any statement contained in such certification (it being agreed that if the Administrative Agent or any Lender fails to object to such certification, on or prior to ten (10) Business Days after the delivery thereof, the Administrative Agent or such Lender shall be deemed to have accepted such certification). If the Administrative Agent or any Lender reasonably objects to such certification, the relevant Unrestricted Timber Transaction shall not be consummated until CatchMark Timber provide reasonably satisfactory evidence as to the accuracy of the statements contained in such certification.
SECTION 7.2.20    Transfer of Funds. The Loan Parties shall not fail to cause their account debtors and other Persons owing money to them to deposit or credit the same into either (a) in the case of account debtors and other Persons under the Master Stumpage Agreement, in the Revenue Account, or (b) in the case of account debtors and other Persons under the Fiber Supply Agreement, in the CatchMark TRS Subsidiary Account, or (c) in the case of all other account debtors and other Persons, a Pledged Account. In addition, CatchMark TRS Subsidiary shall not fail to pay into the Revenue Account, as and when due, all amounts owing by it to Timberlands II pursuant to the Master Stumpage Agreement or otherwise.
SECTION 7.2.21    Rate Protection Agreements.
(a)    No Loan Party or Subsidiary of any Loan Party will engage in, guaranty or grant a security interest to secure any speculative transactions or any transaction involving a Rate Protection Agreement except for the sole purpose of hedging in the normal course of business; provided, however, that no Loan Party will engage in, guaranty or grant a security interest to secure any Swap Obligation if at the time of such swap obligation, guaranty or grant it does not constitute an “eligible contract participant” as defined in the Commodity Exchange Act.

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(b)    No Rate Protection Agreement shall be secured under the Loan Documents or otherwise unless such Rate Protection Agreement is between the Borrower and a Lender or an Affiliate of a Lender and (i) such Lender remains a Lender hereunder and (ii), in the case of an Affiliate of a Lender, such Affiliate of a Lender has executed and delivered to the Administrative Agent a letter agreement in form and substance acceptable to the Administrative Agent in its sole discretion pursuant to which such Affiliate appoints the Administrative Agent to act as agent for such Affiliate for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Obligations, together with such powers and discretion as are reasonably incidental thereto, appoints such Lender as its agent for all other purposes hereunder or under any other Loan Document, and affirms and ratifies all terms and provisions agreed to by such Lender on its behalf herein or in any other Loan Document.
SECTION 7.2.22    Anti-Corruption Laws; Anti-Terrorism Laws; Sanctions.
(a)    None of the Loan Parties or their respective Subsidiaries, Affiliates, officers, directors, employees or agents will engage in any dealings or transactions with any Sanctioned Person in violation of any Anti-Corruption Laws, Anti-Terrorism Laws or Sanctions.
(b)    No Loan Party will fund all or any part of any payment under this Agreement or any other Loan Document out of proceeds derived from transactions that violate Sanctions, or with any Sanctioned Person, or with or connected to any Sanctioned Country.
(c)    None of the Loan Parties or their respective Subsidiaries, Affiliates, officers, directors, employees or agents will, directly or indirectly, use any proceeds of any Loan or Letter of Credit or any other financial accommodation under the Loan Documents in a manner inconsistent with Sections 4.10, 6.9, 6.17, 6.23 or 7.2.22 or in any manner not permitted by Law.
SECTION 7.2.23    Triple T GP Restrictions. Pursuant to the Consent and Amendment Agreement, dated as of June 29, 2018, (A) Triple T GP shall not create, incur, assume, or suffer to exist, or otherwise become liable in respect of any Indebtedness (other than Indebtedness of Triple T GP expressly permitted pursuant to the terms of such Consent and Amendment Agreement, and Indebtedness of Triple T GP permitted pursuant to Sections 7.2.2(a), 7.2.2(b), 7.2.2(c), 7.2.2(d), and 7.2.2(h) of the Credit Agreement), (B) Triple T GP shall not merge into any other Person (including any Loan Party) without the prior consent of the Administrative Agent in its sole discretion, (C) Triple T GP shall not be a Landholder at any time, (D) Triple T GP shall not own any Real Property, (E) no Loan Party or any Subsidiary of any Loan Party shall be permitted to make dividends, distributions, or any other payments, loans, advances, contributions, or other transfer of funds or property to Triple T GP; and (F) Triple T GP shall not own any Investments other than pursuant to the JV Agreement.

SECTION 7.3    Permitted Joint Venture Covenants. The Loan Parties agree with each Lender and the Administrative Agent that, at any time that any

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Loan Party or any Subsidiary of a Loan Party invests, directly or indirectly, in a Permitted Joint Venture and until the earlier of (i) the Disposition of all Investments of any Loan Party or any of its Subsidiaries, directly or indirectly, in such Permitted Joint Venture and any of its Subsidiaries or (ii) all the Obligations have been paid in full in cash and performed in full and all the Commitments have been irrevocably terminated, the Loan Parties will perform, and will cause their respective Subsidiaries to perform, all obligations set forth in this Section 7.3.
SECTION 7.3.1    Notice and Permitted Joint Venture Investment Certificate. At least 10 Business Days (or such shorter period of time as may be approved by the Administrative Agent in its sole discretion) prior to any Loan Party’s Investment, directly or indirectly, in any Permitted Joint Venture, the Borrower shall notify the Administrative Agent of any Loan Party’s intent to invest in a Permitted Joint Venture, and provide draft copies of the Organizational Documents of any applicable Permitted JV Investment Subsidiary or Shell Subsidiary, such Permitted Joint Venture and any Permitted Joint Venture that will be a Subsidiary of or holder of the Equity Interests of such Permitted Joint Venture. Prior to or concurrent with the Investment in any Permitted Joint Venture, directly or indirectly, such Loan Party shall submit a fully executed Permitted Joint Venture Investment Certificate and, to the extent applicable, all other Permitted Joint Venture Investment Documentation.
SECTION 7.3.2    Consolidation with Loan Parties. No Permitted Joint Venture will be consolidated into the financial statements of any Loan Party or any Subsidiary of any Loan Party except as required to comply with the requirements of GAAP; provided, further, that (1) such consolidated financial statement shall contain proper disclosures in compliance with the requirements of GAAP and (2) such assets shall be listed on such Permitted Joint Venture’s own separate balance sheet.
SECTION 7.3.3    Reserved.
SECTION 7.3.4    Appraisals. To the extent any Permitted Joint Venture’s Aggregate Modified Permitted JV Value of the Timberlands is included in the Loan to Value Ratio, the Borrower, at the sole cost and expense of the Borrower, shall deliver to the Lenders (A) an annual appraisal update no later than 60 days prior to the end of each calendar year end (other than with respect to the calendar years described in clause (B)) of such Permitted Joint Venture’s JV Timberlands, (B) an appraisal no later than 60 days prior to the end of calendar year 2018 and each third calendar year end thereafter of such Permitted Joint Venture’s JV Timberlands, and (C) an appraisal within 60 days of a request by the Administrative Agent in the exercise of its reasonable discretion (which request, unless an Event of Default has occurred and is continuing, shall not be made more than once in any period of 12 consecutive months) of such Permitted Joint Venture’s JV Timberlands or portion thereof as the Administrative Agent shall have specified in its request. Each such appraisal update or appraisal shall assign independent values to each portion of the JV Timberlands consisting of JV Real Property and each JV Timber Lease. Each such appraisal update or appraisal shall be done by a nationally recognized forestry appraisal firm that is acceptable to the Administrative Agent. The scope of such appraisal update or appraisal and the specifications, methods and assumptions included therein (including any “extraordinary

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assumptions” or “hypothetical conditions” (each as defined by the Uniform Standards of Professional Appraisal Practice)), must be acceptable to the Administrative Agent; provided that, the Administrative Agent may waive the requirements of clause (A) or clause (B) in its sole discretion if the Borrower has delivered to the Administrative Agent an appraisal or appraisal update for such JV Timberlands that is less than 12 months old as of the end of such calendar year.
SECTION 7.3.5    Cruises and Appraisals. To the extent any Permitted Joint Venture’s Aggregate Modified Permitted JV Value of the Timberlands is included in the Loan to Value Ratio, and to the extent in any Loan Party’s or any Loan Party’s Subsidiary’s possession, the Borrower shall promptly provide to the Lenders (i) a copy of any appraisal related to such Permitted Joint Venture’s JV Timberlands, and (ii) upon the request of the Administrative Agent in its sole discretion, any timber cruise, inventory report, harvest plan, or cutting report, in each case, related to such Permitted Joint Venture’s JV Timberlands.
SECTION 7.3.6    Updated Value of the JV Timberlands. To the extent any Permitted Joint Venture’s Aggregate Modified Permitted JV Value of the Timberlands is included in the Loan to Value Ratio, upon the sale of any JV Real Property by any Permitted Joint Venture (First-Tier) or its Subsidiaries for an amount greater than 1.5% of the aggregate Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries on a consolidated basis in connection with a single sale or in the aggregate (including all sales by such Permitted Joint Venture and its Subsidiaries) since the most recent applicable appraisal or appraisal update delivered pursuant to Section 7.3.4 or report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries pursuant to this Section 7.3.6 or Section 7.3.7, the Borrower shall deliver to the Lenders a report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture. The Permitted JV Value of the Timberlands set forth in such report shall be calculated by reducing the Permitted JV Value of the Timberlands reported in the most recent appraisal or appraisal update delivered pursuant to Section 7.3.4 or report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries pursuant to this Section 7.3.6 or Section 7.3.7 by the gross proceeds received by such Permitted Joint Venture with respect to such sale. Upon the acquisition of any JV Real Property by any Permitted Joint Venture (First-Tier) or its Subsidiaries for an amount greater than 1.5% of the aggregate Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries on a consolidated basis in connection with a single purchase or in the aggregate (including all acquisitions by such Permitted Joint Venture) since the most recent applicable appraisal or appraisal update delivered pursuant to Section 7.3.4 or report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries pursuant to this Section 7.3.6 or Section 7.3.7 the Borrower may deliver to the Lenders a report updating the Permitted JV Value of the Timberlands. The Permitted JV Value of the Timberlands set forth in such report shall be calculated by increasing the Permitted JV Value of the Timberlands reported in the most recent appraisal or appraisal update delivered pursuant to Section 7.3.4 or report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries pursuant to this Section 7.3.6 or Section 7.3.7 by the JV Cost Basis of the JV Real Property acquired.

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SECTION 7.3.7    Termination of JV Timber Leases. To the extent any Permitted Joint Venture’s Aggregate Modified Permitted JV Value of the Timberlands is included in the Loan to Value Ratio, upon the termination of any JV Timber Lease of any Permitted Joint Venture (First-Tier) or its Subsidiaries to the extent the JV Timber Lease Termination Proceeds exceed 1.5% of the aggregate value of the JV Timberlands in connection with the termination of a single JV Timber Lease or in the aggregate (including all terminations by any Permitted Joint Venture) since the most recent appraisal or appraisal update delivered pursuant to Section 7.3.4, or report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries pursuant to Section 7.3.6 or this Section 7.3.7, the Borrower shall deliver to the Lenders a report updating the Permitted JV Value of the Timberlands by reducing the Permitted JV Value of the Timberlands reported in the most recent appraisal or appraisal update delivered pursuant to Section 7.3.4 or report updating the Permitted JV Value of the Timberlands of such Permitted Joint Venture (First-Tier) and its Subsidiaries pursuant to Section 7.3.6 or this Section 7.3.7 by the JV Timber Lease Termination Proceeds received.
SECTION 7.3.8    Liens on Equity Interests. Any Loan Party’s Equity Interests in a Permitted Joint Venture shall not be subject to any Lien other than a Lien in favor of the Administrative Agent.
SECTION 7.3.9    Separate Liabilities. None of the Loan Parties or the Subsidiaries of the Loan Parties shall create, incur, assume or suffer to exist or otherwise become liable in respect of any Indebtedness or Contingent Liability (including any capital calls or future obligations to make Investments) owed to or on behalf of any Permitted Joint Venture other than Contingent Liabilities permitted by Section 7.2.2(g) or (h).
SECTION 7.3.10    Equity Pledge; Organizational Documents.
(a)    The Equity Interests of each Permitted Joint Venture (First-Tier) will be pledged to the Administrative Agent on such terms and conditions as are reasonably satisfactory to the Administrative Agent and in accordance with the requirements of the Pledge Agreement;
(b)    the Organizational Documents of each Permitted Joint Venture (First-Tier) will be in such form as are reasonably satisfactory to the Administrative Agent (and shall not be modified without prior notice to the Administrative Agent and shall not be modified in a manner that is material and adverse to the interests of the Administrative Agent or the Lenders without the consent of the same); and
(c)    the Organizational Documents of each Permitted Joint Venture (Lower-Tier) shall not be materially adverse to the interests of the Administrative Agent (and shall not be modified without prior notice to the Administrative Agent and shall not be modified in a manner that is material and adverse to the interests of the Administrative Agent or the Lenders without the consent of the same).
SECTION 7.3.11    Investment Allocation Policy. To the extent an Investment Allocation Policy exists, each Loan Party and Subsidiary of any Loan Party shall comply with such Investment Allocation Policy.

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ARTICLE VIII
EVENTS OF DEFAULT AND REMEDIES
SECTION 8.1    Listing of Events of Default. Each of the following events or occurrences described in this Section shall constitute an “Event of Default.”
SECTION 8.1.1    Non-Payment of Obligations. The Borrower or any other Loan Party shall default in the payment or prepayment when due of any (a) principal or (b) interest on a Loan or (c) any fee, indemnity or other monetary Obligation or Guaranteed Obligation hereunder or under any other Loan Document, under any Rate Protection Agreement between the Borrower and a Lender Party or under any document or agreement related to or on account of any Secured Bank Product; provided that the failure to make any such payments pursuant to clause (b) or (c) shall not result in an Event of Default unless such failure is not cured within two (2) Business Days after the occurrence thereof.
SECTION 8.1.2    Breach of Representations and Warranties. Any representation or warranty of any Loan Party with regard to any Loan Party or any Subsidiary of any Loan Party made or deemed to be made hereunder, in any other Loan Document or any other writing or certificate furnished by or on behalf of any Loan Party or any Subsidiary of any Loan Party to any Lender Party in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V), is or shall be incorrect in any respect when made (or in any material respect if such representation or warranty is not by its terms already qualified as to materiality).
SECTION 8.1.3    Non-Performance of Certain Covenants and Obligations. Any Loan Party shall, or shall cause or permit any of its Subsidiaries to, default in the due performance and observance of any of its obligations under Sections 4.10, 5.3, 6.24 and 7.1.1 (subject to a three (3) Business Day grace period, except with respect to Section 7.1.1(g), for which there shall be no grace period), Section 7.1.2(a) and (b), 7.1.3(b) (with respect to the Borrower’s existence), 7.1.4, 7.1.5(b), 7.1.8, 7.1.9 (with respect to maintaining the Administrative Agent’s first priority security interest in the Collateral), 7.1.13, 7.1.14, 7.1.15, 7.1.16, 7.1.17, 7.1.18, 7.1.19, 7.1.20, 7.2 or 7.3.
SECTION 8.1.4    Non-Performance of Other Covenants and Obligations. Any Loan Party shall, or shall cause or permit any of its Subsidiaries to, default in the due performance and observance of any other agreement contained herein or in any other Loan Document (other than items covered by Sections 8.1.1 or 8.1.3), and such default shall continue unremedied for a period of 30 days after the earlier of (a) any officer of any Loan Party or any Subsidiary of any Loan Party having knowledge thereof or (b) notice thereof having been given by the Administrative Agent or a Lender to any Loan Party or any Subsidiary of any Loan Party.
SECTION 8.1.5    Default on Other Obligations. Any event of default shall occur under any agreement, document or instrument to which any Loan Party or any Subsidiary of any Loan Party (other than any Unrestricted Timber Subsidiary) is a party, or their property or assets are bound, which involves claims or liabilities in excess of (a) $5,000,000, individually or (b) the Material Threshold in the aggregate.

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SECTION 8.1.6    Judgments. Any money judgment, writs or warrants of attachment, executions or similar processes involving any aggregate amount (to the extent not paid or fully covered by insurance maintained in accordance with the requirements of this Agreement and as to which the relevant insurance company has acknowledged coverage) in excess of $5,000,000, individually, or the Material Threshold, in the aggregate, shall be rendered against any Loan Party, any Subsidiary of any Loan Party (other than any Unrestricted Timber Subsidiary) or any of their respective properties, and either (a) enforcement proceeding shall have been commenced by any creditor upon such judgment or order or (b) there shall be any period of 60 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal, bond or otherwise, shall not be in effect.
SECTION 8.1.7    Bankruptcy, Insolvency, etc.
Any Loan Party or any Subsidiary of any Loan Party shall:
(a)    generally fail to pay debts as they become due, or admit in writing its inability to pay debts as they become due;
(b)    apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator, or other custodian for any Loan Party, any Subsidiary of any Loan Party, or any property of any thereof, or make a general assignment for the benefit of creditors;
(c)    in the absence of such application, consent or acquiescence, permit or suffer to exist the involuntary appointment of a trustee, receiver, sequestrator or other custodian for any Loan Party, any Subsidiary of any Loan Party, or for any part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within 60 days;
(d)    permit or suffer to exist the involuntary commencement of, or voluntarily commence, any bankruptcy, reorganization, debt arrangement or other case or proceeding under any Debtor Relief Laws, or permit or suffer to exist the involuntary commencement of, or voluntarily commence, any dissolution, winding up or liquidation proceeding, in each case, by or against any Loan Party or any Subsidiary of any Loan Party; provided, however, that if not commenced by any Loan Party or any Subsidiary of any Loan Party such proceeding shall be consented to or acquiesced in by such Loan Party or Subsidiary, or shall result in the entry of an order for relief or shall remain for 60 days undismissed; or
(e)    take any corporate action authorizing, or in furtherance of, any of the foregoing.
SECTION 8.1.8    Impairment of Loan Documents, Security, etc. Any Loan Document, or any Lien granted thereunder, shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Loan Party or any Subsidiary of any Loan Party (other than any Unrestricted Timber Subsidiary) which Loan Party or Subsidiary is a party thereto; any Loan Party, any Subsidiary of any Loan Party, any Governmental Authority or any other Person shall,

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directly or indirectly, contest in any manner such effectiveness, validity, binding nature or enforceability; or any security interest in favor of the Administrative Agent for the benefit of the Lender Parties securing (or required to secure) any Obligation shall, in whole or in part, cease to be a perfected first priority security interest in the Collateral, subject to the Liens permitted by Section 7.2.3.
SECTION 8.1.9    Non-Payment of Taxes. Any Loan Party or any Subsidiary of any Loan Party (other than any Unrestricted Timber Subsidiary) shall have failed to pay when due any Taxes or other charges of any Governmental Authority in excess of (a) the Material Threshold, in the aggregate, with respect to the Loan Parties and the Subsidiaries of the Loan Parties (other than any Unrestricted Timber Subsidiaries) or (b) $5,000,000, individually, except any such Taxes or other charges which are being diligently contested by it in good faith by appropriate proceedings which stay the enforcement of any Lien resulting from the non-payment thereof and for which adequate reserves in accordance with GAAP shall have been set aside on its books.
SECTION 8.1.10    Impairment of Material Agreements. (a) Any Material Agreement (other than (i) any Material Transaction Agreement that has been executed but for which the conveyance, lease, or sublease, as applicable, of the Real Property subject thereof has not been consummated and (ii) any Material Agreement related to a proposed but unconsummated Permitted Joint Venture shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of any Loan Party or any Subsidiary of any Loan Party (other than any Unrestricted Timber Subsidiary) which Loan Party or Subsidiary is a party thereto the effect of which is or could reasonably be expected to be adverse to the interests of the Administrative Agent or the Lenders in any material respect; or (b) there shall be any event of default under any Material Agreement which is or could reasonably be expected to be adverse to the interests of the Administrative Agent or the Lenders in any material respect.
SECTION 8.1.11    Impairment of Business.
(a)    Any Loan Party or any Subsidiary of any Loan Party (other than any Unrestricted Timber Subsidiary) shall be prohibited or otherwise materially restrained, for a period of 30 or more consecutive days, from conducting all or any material part of its business in the ordinary course in accordance with past practice, as a result of (i) any casualty, strike, lockout, labor dispute, embargo, condemnation, order of any Governmental Authority or act of God, (ii) one or more licenses, permits, accreditations or authorizations of any Loan Party or any Subsidiary of any Loan Party (other than any Unrestricted Timber Subsidiary) being suspended, limited or terminated or (iii) any other reason.
(b)    The indictment of any Loan Party or any Subsidiary of any Loan Party (other than any Unrestricted Timber Subsidiary) under any criminal statute, or the commencement of a criminal or civil proceeding against any Loan Party or any Subsidiary of any Loan Party (other than any Unrestricted Timber Subsidiary), pursuant to which criminal statute or criminal proceedings the penalties or remedies sought or available include forfeiture to any

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Governmental Authority of any portion of the Collateral or pursuant to which civil proceeding the penalties or remedies sought include forfeiture to any Governmental Authority of any material portion of the Collateral.
SECTION 8.1.12    Bankruptcy Claims. (i) Any Loan Party or any Subsidiary of any Loan Party shall be subject to a claim arising out of any proceeding of the type referred to in Section 8.1.7 to which any counterparty to any Material Supply Agreement shall be subject and (ii) such claim results, or could be reasonably expected to result, in a Material Adverse Effect.
SECTION 8.1.13    [Reserved].
SECTION 8.1.14    Change of Control. There shall have occurred any event described in the definition of “Change of Control.”
SECTION 8.1.15    REIT Status. CatchMark Timber ceases to have REIT Status beyond all applicable remedy periods.
SECTION 8.1.16    ERISA Event. One or more ERISA Events occurs, that, individually or in the aggregate, results in liability to any Borrower, any other Loan Party, any of their Subsidiaries, or any ERISA Affiliates thereof which could reasonably be expected to have a Material Adverse Effect.
SECTION 8.2    Action if Bankruptcy. If any Event of Default described in Section 8.1.7 shall occur, the Commitments (if not theretofore terminated) shall automatically terminate and the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically become immediately due and payable, without notice or demand.
SECTION 8.3    Action if Other Event of Default. If any Event of Default (other than any Event of Default described in Section 8.1.7) shall occur and be continuing for any reason, whether voluntary or involuntary, the Administrative Agent, may, and upon the direction of the Required Lenders, shall, by notice to the Borrower declare all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable and the Commitments (if not theretofore terminated) to be terminated, whereupon (without further notice, demand or presentment) the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall become immediately due and payable and the Commitments shall terminate.
SECTION 8.4    Remedies. If an Event of Default shall occur and be continuing, the Administrative Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement, the other Loan Documents and in any other instrument or agreement securing, evidencing or relating to the Obligations or the Guaranteed Obligations, all rights and remedies of a secured party under the U.C.C. Without limiting the generality of the foregoing, the Administrative Agent without demand of performance or other demand, presentment, protest,

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advertisement or notice of any kind (except any notice required by Law or referred to below) to or upon the Borrower, any other Loan Party, any Subsidiary of any Loan Party or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by Law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Loan Party, which right or equity is hereby waived or released. The Borrower and each other Loan Party further agree, at the Administrative Agent’s request, to assemble, or caused to be assembled, the Collateral and make it available to the Administrative Agent at places which the Administrative Agent shall reasonably select, whether at the Borrower’s premises or elsewhere. The Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Lender Parties hereunder, including attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in the order set forth in Section 8.7, and only after such application and after the payment by the Administrative Agent of any other amount required or permitted by any provision of Law, including without limitation Section 9-615(a)(3) of the U.C.C., need the Administrative Agent account for the surplus, if any, to the Borrower or the other Loan Parties. If any notice of a proposed sale or other disposition of Collateral shall be required by Law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. The Borrower shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to Article III) if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Administrative Agent to collect such deficiency. The rights, powers and remedies of the Administrative Agent and the Lender Parties under this Agreement and the other Loan Documents shall be cumulative and not exclusive of any other right, power or remedy which the Administrative Agent or the Lenders may have against the Borrower or the other Loan Parties pursuant to this Agreement or the other Loan Documents, or existing at Law or in equity or otherwise.
SECTION 8.5    Foreclosure on Collateral. If any Event of Default shall occur and be continuing, the Administrative Agent shall have, in addition to all

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rights and remedies provided for in the U.C.C. and under Law, all such rights (including the right of foreclosure) with respect to the Collateral as provided in the Pledge Agreement, the Security Agreement, the Mortgages, the Mortgage Amendments and each other Loan Document.
SECTION 8.6    Appointment of Administrative Agent as Attorney-in-Fact. The Borrower hereby constitutes and appoints the Administrative Agent as the Borrower’s attorney-in-fact with full authority in the place and stead of the Borrower and in the name of the Borrower, from time to time in the Administrative Agent’s discretion while any Event of Default is continuing, to take any action and to execute any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement and any other Loan Document, including to: (a) ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (b) enforce the obligations of obligors of account receivables or other Person obligated on the Collateral and enforce the rights of the Borrower with respect to such obligations and to any property that secures such obligations; (c) file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or desirable for the collection of or to preserve the value of any of the Collateral or otherwise to enforce the rights of the Administrative Agent and the other Lender Parties with respect to any of the Collateral; (d) pay or discharge Taxes or Liens levied or placed upon or threatened against the Collateral in amounts necessary to discharge the same as determined by the Administrative Agent in its sole discretion (all of such payments made by the Administrative Agent shall become Obligations, due and payable immediately without demand); (e) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with the account receivables, chattel paper or general intangibles and other documents relating to the Collateral; (f) take any act required of the Borrower under this Agreement or any other Loan Document; and (g) sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and to do, at the Administrative Agent’s option and the Borrower’s expense, at any time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral. The Borrower hereby ratifies and approves all acts of the Administrative Agent made or taken pursuant to this Section 8.6, agrees to cooperate with the exercise by the Administrative Agent in the exercise of its rights pursuant to this Section 8.6 and shall not, either directly or indirectly, take or fail to take any action which could impair, in any respect, any action taken by the Administrative Agent pursuant to this Section 8.6. The appointment pursuant to this Section 8.6 of the Administrative Agent as the Borrower’s attorney and the Administrative Agent’s rights and powers are coupled with an interest and are irrevocable, so long as any of the Commitments hereunder shall be in effect and until payment in full in cash of all Obligations.

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SECTION 8.7    Payments Upon Acceleration.
After the occurrence of an Event of Default and the acceleration of the Obligations pursuant to Section 8.2 or 8.3, the Administrative Agent shall apply all payments in respect of the Obligations and all proceeds of Collateral to the Obligations in the following order:
(a)    first, to pay Obligations in respect of any fees, expenses or indemnities then due to the Administrative Agent, the Issuing Lenders or Swingline Lender (including, without limitation, fees and expenses referred to in Section 11.3 or 11.4), whether or not the same is allowed in any bankruptcy or insolvency proceeding of any Loan Party;
(b)    second, to pay Obligations in respect of any fees, expenses or indemnities then due to the Lenders, whether or not the same is allowed in any bankruptcy or insolvency proceeding of any Loan Party;
(c)    third, pro rata to interest due in respect of any Swingline Loan;
(d)    fourth, to pay interest due in respect of the Loans (other than Swingline Loans), whether or not the same is allowed in any bankruptcy or insolvency proceeding of any Loan Party;
(e)    fifth, to pay, pro rata to the outstanding principal amount of any Swingline Loan;
(f)    sixth, to pay, on a pari passu basis, the principal outstanding with respect to the Loans and Obligations in respect of Rate Protection Agreements in which the counterparty is a Lender or an Affiliate of a Lender;
(g)    seventh, to pay, on a pari passu basis, the principal outstanding with respect to the Obligations in respect of Secured Bank Products in which the counterparty is a Lender or an Affiliate of a Lender;
(h)    eighth, to pay all other Obligations; and
(i)    ninth, to pay who may be lawfully entitled thereto.
In carrying out the foregoing, (i) amounts received shall be applied in the numerical order of each category and shall only be applied to the next succeeding category after all amounts in the preceding category have been paid in full in cash and (ii) amounts owing to each relevant Lender Party in clauses (b) through (g) shall be allocated to the payment of the relevant Obligations ratably, based on the proportion of each Lender Party’s interest in the aggregate outstanding Obligations described in each such relevant clause. Notwithstanding the foregoing, amounts received from any Loan Party shall not be applied to Obligations that comprise Excluded Swap Obligations of such Loan Party (it being understood that in the event that any amount is applied to Obligations other than Excluded Swap Obligations as a result of this sentence, the Administrative Agent shall make such adjustments as it determines in its sole

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discretion are appropriate to distributions pursuant to clause (f) above from amounts received from “eligible contract participants” under the Commodity Exchange Act or any regulations promulgated thereunder to ensure, as nearly as possible, that the proportional aggregate recoveries with respect to Obligations described in clause (f) above by the holders of any Excluded Swap Obligations are the same as the proportional aggregate recoveries with respect to other Obligations pursuant to clause (f) above ).
Amounts distributed with respect to any Obligations attributable to clauses (b) and (c) of the definition thereof shall be equal to the lesser of (a) the applicable amount of such Obligation last reported to the Administrative Agent or (b) the actual amount of such Obligation as calculated by the methodology reported to the Administrative Agent for determining the amount due. The Administrative Agent shall have no obligation to calculate the amount to be distributed with respect to any such Obligations, but may rely upon written notice of the amount (setting forth a reasonably detailed calculation) from the applicable Lender or its Affiliate providing such Secured Bank Products or Rate Protection Agreement. In the absence of such notice, the Administrative Agent may assume the amount to be distributed is the amount of such Obligations last reported to it.
ARTICLE IX
GUARANTY
SECTION 9.1    Guaranty
(a)    Each of the Guarantors hereby jointly and severally guarantees to each Lender Party and each other Indemnified Party, as primary obligor and not as surety, the prompt payment of all Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory Cash Collateralization or otherwise) strictly in accordance with the terms hereof. The Guarantors hereby further agree that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory Cash Collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory Cash Collateralization or otherwise) in accordance with the terms of such extension or renewal.
(b)    Notwithstanding any provision to the contrary contained herein or in any other Loan Document or any Rate Protection Agreement or in any document or agreement relating to or on account of any Secured Bank Product, (i) the obligations of each Guarantor under this Agreement and the other Loan Documents shall be limited to an aggregate amount equal to the greatest amount that would not render such obligations subject to avoidance under the applicable Debtor Relief Laws; (ii) the Guaranteed Obligations of any Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor; and (iii) with respect to each Subsidiary Guarantor that gives a mortgage on property in the State of Alabama (each an “AL Guarantor”), the guaranty obligations of each such AL Guarantor under this Agreement

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with respect to the Guaranteed Obligations of the other Loan Parties, including the obligation of the Borrower to pay the Loan, are contingent upon the Borrower or such other Loan Party failing to pay or perform the applicable obligation or the occurrence of any Default or Event of Default described in Section 8.1.7.
(c)    The obligations of the Guarantors under Section 9.1(a) are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Loan Documents or Rate Protection Agreements or documents or agreements relating to or on account of any Secured Bank Product, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by Law, irrespective of any Law or other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 9.1(c) that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by Law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder, which shall remain absolute and unconditional as described above:
(i)    at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;
(ii)    any of the acts mentioned in any of the provisions of any of the Loan Documents, any Rate Protection Agreement, any document or agreements relating to or on account of any Secured Bank Product or any other agreement or instrument referred to in the Loan Documents or such Rate Protection Agreements or such documents or agreements relating to or on account of any Secured Bank Product shall be done or omitted;
(iii)    the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Loan Documents, any Rate Protection Agreement, any document or agreement relating to or on account of any Secured Bank Product or any other agreement or instrument referred to in the Loan Documents or such Rate Protection Agreements or such documents or agreements relating to or on account of any Secured Bank Product shall be waived or otherwise modified or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be added, released, impaired or exchanged in whole or in part or otherwise dealt with;
(iv)    any Lien granted to, or in favor of, the Administrative Agent or any other Lender Party or Indemnified Party as security for any of the Guaranteed Obligations shall fail to attach or be perfected;
(v)    any of the Guaranteed Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or

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shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor);
(vi)    any defense, set-off or counterclaim which may at any time be available to or be asserted by the Borrower or any other Loan Party against any Lender Party or other Indemnified Party; or
(vii)    any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Loan Party or such Guarantor, including as a result of any proceedings of the nature referred to in Section 8.1.7.
With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, promptness, presentment, demand of payment, protest, notice of acceptance and all other notices whatsoever, and any requirement that the Administrative Agent or any other Lender Party or Indemnified Party exhaust any right, power or remedy or proceed against any Person under any of the Loan Documents, any Rate Protection Agreement, any documents or agreements relating to or on account of any Secured Bank Product or any other agreement or instrument referred to in the Loan Documents or such Rate Protection Agreements or such documents or agreements relating to or on account of any Secured Bank Product, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.
(d)    Each Guarantor hereby irrevocably waives to the extent permitted by Law and until such time as all of the Guaranteed Obligations shall have been paid in full in cash and the Commitments have irrevocably terminated, any claim or other rights which it may now or hereafter acquire against the Borrower or any other Loan Party that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this Section 9.1 or any other Loan Document or any Rate Protection Agreement or any documents or agreements relating to or on account of any Secured Bank Product, including any right of subrogation, reimbursement, exoneration, contribution or indemnification, and any right to participate in any claim or remedy of any Lender Party or other Indemnified Party against the Borrower or any other Loan Party or any collateral which any Lender Party or other Indemnified Party now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract or Law. If any amount shall be paid to any Guarantor in violation of the preceding sentence, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for, the Lender Parties and other Indemnified Parties, and shall forthwith be paid to the Administrative Agent on behalf of the Lender Parties and other Indemnified Parties to be credited and applied against the Guaranteed Obligations, whether matured or unmatured. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by this Agreement and that the waiver set forth in this Section 9.1(d) is knowingly made in contemplation of such benefits.
(e)    The obligations of the Guarantors under this Section 9.1 shall continue to be effective or shall be automatically reinstated, as the case may be, if and to the extent that for any reason any payment by or on behalf of any Person in respect of any of the Guaranteed

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Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each other Lender Party or Indemnified Party on demand for all costs and expenses (including, without limitation, the reasonable, documented or invoiced, out-of-pocket fees, charges and disbursements of counsel) incurred by the Administrative Agent or such Lender Party or Indemnified Party in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any Debtor Relief Laws.
(f)    Each Guarantor agrees that such Guarantor shall have no right of recourse to security for any of the Guaranteed Obligations, except through the exercise of rights of subrogation pursuant to Section 9.1(d) and through the exercise of rights of contribution pursuant to Section 9.3.
(g)    The Guarantors agree that, to the fullest extent permitted by Law, as between the Guarantors, on the one hand, and the Administrative Agent, the other Lender Parties and Indemnified Parties, on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in Article VIII (and shall be deemed to have become automatically due and payable in the circumstances provided in Section 8.2) for purposes of Section 9.1(a) notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing any of the Guaranteed Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or any of the Guaranteed Obligations being deemed to have become automatically due and payable), the Guaranteed Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 9.1(a). The Subsidiary Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Security Agreement, Pledge Agreement, Mortgages, and the other Loan Documents and that the Lender Parties may exercise their remedies thereunder in accordance with the terms thereof.
(h)    The guarantee in this Section 9.1 is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all of the Guaranteed Obligations whenever arising.
SECTION 9.2    [Reserved].
SECTION 9.3    Right of Contribution; Keepwell.
(a)    The Guarantor agrees among themselves that, in connection with payments made hereunder corresponding to Guaranteed Obligations, each Guarantor shall have contribution rights against the other Guarantors as permitted under Law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of such Guarantors under the Loan Documents and no Guarantor shall exercise such rights of contribution until all of the Guaranteed Obligations have been paid in full and the Commitments have terminated.

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(b)    The Guarantors agree among themselves that, in connection with payments made hereunder corresponding to the Guaranteed Obligations, each Guarantor shall have contribution rights against the other Guarantors as permitted under Law. Such contribution rights shall be subordinate and subject in right of payment to the obligations of such Guarantor under the Loan Documents and no Guarantor shall exercise such rights of contribution until all of the Guaranteed Obligations have been paid in full and the Commitments have terminated.
(c)    Each of the Borrower and the Guarantors that is a Qualified ECP Guarantor at the time any Guaranty in Section 9.1(a) by any Guarantor that is not then an “eligible contract participant” under the Commodity Exchange Act (a “Specified Loan Party”) or the grant of a security interest under the Loan Documents by any such Specified Loan Party, in either case, becomes effective with respect to any Swap Obligation, hereby jointly and severally absolutely, unconditionally and irrevocably guarantees to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents to which such Loan Party is a party with respect to such Swap Obligations which are permitted Rate Protection Agreements under this Agreement that would, in the absence of the agreement in Section 7.1.17(b) or this Section 9.3(c), otherwise constitute Excluded Swap Obligations (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Loan Party’s obligations and undertakings under Section 7.1.17(b) or this Section 9.3(c) voidable under Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The guaranty of the Borrower and the Guarantors under this Section 9.3(c) shall remain in full force and effect until the Obligations and Guaranteed Obligations have been paid and performed in full and the Commitments have expired or been terminated. The Borrower and the Guarantors intend this Section 9.3(c) to constitute, and this Section 9.3(c) shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Loan Party with respect to the permitted Rate Protection Agreements for all purposes of the Commodity Exchange Act.
ARTICLE X
THE ADMINISTRATIVE AGENT
SECTION 10.1    Appointment and Authority. Each of the Lenders and the Issuing Lenders on behalf of itself and its Affiliates holding Obligations pursuant to clause (b) or (c) of the definition of “Obligations” hereby irrevocably appoints CoBank to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section 10.1 are solely for the benefit of Administrative Agent and the Lenders and its Affiliates holding Obligations pursuant to clauses (b) and (c) of the definition of “Obligations”, and neither the Borrower nor any other Loan Party nor any of their Subsidiaries shall have rights as a third-party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other

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Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.
SECTION 10.2    Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for, and generally engage in any kind of business with, the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.
SECTION 10.3    Exculpatory Provisions.
(a)    The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:
(i)    shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;
(ii)    shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Law, including for the avoidance of doubt, any action that may be in violation of the automatic stay under any Debtor Relief Laws or that may affect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Laws; and
(iii)    shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.
(b)    The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or

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percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 11.1 and Article VIII), or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given to the Administrative Agent in writing by the Borrower or a Lender.
(c)    Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Administrative Agent.
SECTION 10.4    Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including facsimile, e-mail, Platform, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
SECTION 10.5    Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more subagents appointed by the Administrative Agent. The Administrative Agent and any such subagent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Section 10.5 shall apply to any such subagent and to the Related Parties of the

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Administrative Agent and any such subagent, and shall apply to their respective activities in connection with the syndication of the Commitments as well as activities as the Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.
SECTION 10.6    Resignation of Administrative Agent
(a)    The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to), on behalf of the Lenders, appoint a successor Administrative Agent. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.
(b)    If the Person serving as the Administrative Agent is a Defaulting Lender pursuant to clause (d) of the definition thereof, the Required Lenders may, to the extent permitted by Law, by notice in writing to Borrower and such Person remove such Person as the Administrative Agent and, in consultation with Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (or such earlier day as shall be agreed by the Required Lenders) (the “Removal Effective Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date.
(c)    With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (i) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and Issuing Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Administrative Agent (other than any rights to indemnity payments owed to the retiring or removed Administrative Agent), and the retiring or removed Administrative Agent shall be discharged from all of its

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duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Section and Sections 11.3 and 11.4 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its subagents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Administrative Agent was acting as Administrative Agent.
SECTION 10.7    Non-Reliance on Administrative Agent and Other Lenders. Each Lender and Issuing Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender and Issuing Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
SECTION 10.8    No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Joint Lead Arrangers, the Bookrunner, the Documentation Agent or the Syndication Agent listed on the cover page hereof (the “Joint Lead Arrangers”, the “Bookrunner”, the “Documentation Agent” and the “Syndication Agent”, respectively) shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder.
SECTION 10.9    Administrative Agent May File Proof of Claims. In case of the pendency of any proceeding under any Debtor Relief Laws or any other judicial proceeding relative to any Loan Party or any Subsidiary of any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or any Obligations shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:
(a)    to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the Issuing Lenders and the Administrative Agent and their respective agents and counsel and all other

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amounts due the Lenders, the Issuing Lenders and the Administrative Agent under Sections 11.3 and 11.4) allowed in such judicial proceeding; and
(b)    to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and Issuing Lender and each Affiliate holding Obligations pursuant to clause (b) or (c) of the definition of “Obligations,” to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, Issuing Lenders and such Affiliates, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 11.3, 11.4 and 10.12.
SECTION 10.10    Agency for Perfection; Enforcement of Security by Administrative Agent. The Administrative Agent and each Lender and Issuing Lender hereby appoint each other Lender as agent for the purpose of perfecting the Administrative Agent’s security interest in assets which, in accordance with Article 9 of the Uniform Commercial Code in any applicable jurisdiction, can be perfected only by possession or control. Should any Lender or Issuing Lender (other than the Administrative Agent) obtain possession of any such Collateral, such Lender or Issuing Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor, shall deliver such Collateral (or control thereof) to the Administrative Agent or in accordance with the Administrative Agent’s instructions without affecting any Lender’s or Issuing Lenders’ right to set-off. Each Lender (for itself and its Affiliates) and Issuing Lender agrees that it will not have any right individually to enforce or seek to enforce any Loan Document regarding the Collateral or to realize upon any collateral security for the Loans or the other Obligations, it being understood and agreed that such rights and remedies may be exercised only by the Administrative Agent.
SECTION 10.11    Collateral and Guaranty Matters.
(a)    The Lenders and their respective Affiliates irrevocably authorize the Administrative Agent, at its option and in its discretion,
(i)    to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (A) upon termination of all Commitments and payment in full of all Obligations (other than contingent indemnification obligations as to which no claim has been made and Rate Protection Agreements and Secured Bank Products as to which other arrangements satisfactory to the Administrative Agent and the applicable Lender on behalf of itself or its Affiliate shall have been made) and the expiration or termination of all Letters of Credit (other than Letters of Credit as to which other arrangements satisfactory to the Administrative Agent and the applicable Issuing Lender shall have been made), (B) that is sold or otherwise Disposed of or to be sold or otherwise Disposed of as part of or in connection with

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any sale or other Disposition permitted under the Loan Documents, (C) constituting property in which the Borrower or any other Loan Party owned no interest at the time the security interest and/or Lien was granted, (D) constituting a Timber Deed or property leased to the Borrower or any other Loan Party under a Timber Deed or lease which has expired or been terminated in a transaction permitted under this Agreement or is about to expire and which has not been, and is not intended by the Borrower or any other Loan Party to be, renewed or extended, (E) if approved by the Required Lenders or, if required by Section 11.1, each Lender, if applicable; provided that, upon the request of any Borrower, the Administrative Agent, in its sole discretion, may provide a non-disturbance and attornment agreement or subordinate the Administrative Agent’s Lien in Real Property subject to a Mortgage to easements, rights of way and similar restrictions where any Loan Party is permitted to create such easement, right of way or similar restriction pursuant to Section 7.2.3(d), or (F) constituting property designated as Unsecured Real Property in compliance with the proviso in the definition of “Unsecured Real Property”;
(ii)    to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien permitted by Section 7.2.3(b) or (d); and
(iii)    to release any Subsidiary Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents.
Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Subsidiary Guarantor from its obligations under the Guaranty pursuant to this Section 10.11.
(b)    The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party or any other Lender Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.
(c)    The Administrative Agent may from time to time make disbursements and advances that, in its sole discretion, it deems necessary or desirable to preserve, protect, prepare for sale or lease or Dispose of the Collateral, to enhance the likelihood or maximize the amount of the Obligations that are repaid by the Loan Parties or pay any other amount chargeable to any Loan Party hereunder. All such amounts disbursed or advanced by the Administrative Agent shall be Obligations that are secured by the Collateral and be repayable by the Borrower on demand.
SECTION 10.12    Indemnification. Lenders will reimburse and indemnify Administrative Agent and all other Agent Parties on demand (to the extent not actually reimbursed by the Loan Parties, but without limiting the obligations of the Loan Parties under this Agreement) for and against any and all

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liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, reasonable attorneys’ fees and expenses), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Administrative Agent or any other Agent Party (a) in any way relating to or arising out of this Agreement or any of the Loan Documents or any action taken or omitted by the Administrative Agent or any other Agent Party under this Agreement or any of the Loan Documents, and (b) in connection with the preparation, negotiation, execution, delivery, administration, amendment, modification, waiver or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement or any of the other Loan Documents in proportion to each Lender’s Percentage; provided, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements resulting from the Administrative Agent’s or any other Agent Party’s gross negligence, bad faith or willful misconduct, as determined by a final, non-appealable judgment by a court of competent jurisdiction. If any indemnity furnished to any Agent Party for any purpose shall, in the opinion of Administrative Agent, be insufficient or become impaired, Administrative Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The obligations of Lenders under this Section 10.12 shall survive the payment in full of the Obligations and the termination of the Commitments and this Agreement.
SECTION 10.13    Resignation of Issuing Lender. Any Issuing Lender may resign at any time by giving 30 days’ prior notice to the Administrative Agent, the Lenders and the Borrower. After the resignation of an Issuing Lender hereunder, the retiring Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation, but shall not be required to issue additional Letters of Credit or to extend, renew or increase any existing Letters of Credit.
SECTION 10.14    Resignation of Swingline Lender. The Swingline Lender may resign at any time by giving notice to Administrative Agent, the Lenders and the Borrower. After the resignation of the Swingline Lender hereunder, the retiring Swingline Lender shall remain a party hereto and shall continue to have rights and obligations of the Swingline Lender under this Agreement and the other Loan Documents with respect to Swingline Loans made by it prior to such resignation, but shall not be required to make any additional Swingline Loans.
SECTION 10.15    Compliance with Flood Laws. CoBank has adopted internal policies and procedures that address requirements placed on federally regulated lenders under the Flood Laws. CoBank, as administrative agent

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or collateral agent on a syndicated facility, will post on the applicable electronic platform (or otherwise distribute to each lender in the syndicate) documents that it receives in connection with the Flood Laws. However, CoBank reminds each lender and participant in the facility that, pursuant to the Flood Laws, each federally regulated lender (whether acting as a lender or participant in the facility) is responsible for assuring its own compliance with the flood insurance requirements.
SECTION 10.16    No Reliance on the Administrative Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Administrative Agent to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Laws, Anti-Corruption Laws or Sanctions, including any programs involving any of the following items relating to or in connection with any of the Loan Parties, their Affiliates or their agents, the Loan Documents or the transactions hereunder or contemplated hereby: (a) any identity verification procedures, (b) any recordkeeping, (c) comparisons with government lists, (d) customer notices or (e) other procedures required under the CIP Regulations or such other Law.
SECTION 10.17    Certain ERISA Matters.
SECTION 10.17.1    Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Joint Lead Arrangers, the Bookrunner, the Documentation Agent or the Syndication Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true:
(a)    such Lender is not using “plan assets” (within the meaning of 29 C.F.R. § 2510.3-101, as modified by Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement,
(b)    the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to

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such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement,
(c)    (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or
(d)    such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
SECTION 10.17.2    In addition, unless either (1) Section 10.17.1(a) is true with respect to a Lender or (2) such Lender has provided another representation, warranty and covenant as provided in Section 10.17.1(d), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, the Joint Lead Arrangers, the Bookrunner, the Documentation Agent and the Syndication Agent and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, the Joint Lead Arrangers, the Bookrunner, the Documentation Agent or the Syndication Agent or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administrative of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto).
The Administrative Agent, the Joint Lead Arrangers, the Bookrunner, the Documentation Agent and the Syndication Agent hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an Affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Letters of Credit, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans, the Letters of Credit or the Commitments for an amount less than the amount being paid for an interest in the Loans, the Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate

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transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
SECTION 10.18    No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) no fiduciary, advisory or agency relationship between the Borrower and its Subsidiaries and the Joint Lead Arrangers, the Bookrunner, the Documentation Agent, the Syndication Agent, the Administrative Agent or any Lender is intended to be or has been created in respect of the transactions contemplated hereby or by the other Loan Documents, irrespective of whether a Joint Lead Arranger, the Bookrunner, the Documentation Agent, the Syndication Agent, the Administrative Agent, or any Lender has advised or is advising the Borrower or any Subsidiary on other matters, (ii) the arranging and other services regarding this Agreement provided by the Joint Lead Arrangers, the Bookrunner, the Documentation Agent, the Syndication Agent, the Administrative Agent and the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Joint Lead Arrangers, the Bookrunner, the Documentation Agent, the Syndication Agent, the Administrative Agent and the Lenders, on the other hand, (iii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent that it has deemed appropriate and (iv) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; and (b) (i) each of the Joint Lead Arranger, the Bookrunner, the Documentation Agent, the Syndication Agent, the Administrative Agent and the Lenders is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person; (ii) none of the Joint Lead Arrangers, the Bookrunner, the Documentation Agent, the Syndication Agent, the Administrative Agent and the Lenders has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Joint Lead Arrangers, the Bookrunner, the Documentation Agent, the Syndication Agent, the Administrative Agent and the Lenders and their respective Affiliates may be engaged, for their own accounts or the accounts of customers, in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and none of the Joint Lead Arrangers, the Bookrunner, the Documentation Agent, the Syndication Agent, the Administrative Agent and the Lenders has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by Law, the Borrower hereby waives and releases any claims that it may have against any of the Joint Lead Arrangers, the Bookrunner, the Documentation Agent, the Syndication Agent, the Administrative Agent and the Lenders with respect to any breach or alleged breach

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of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.
ARTICLE XI
MISCELLANEOUS PROVISIONS
SECTION 11.1    Waivers, Amendments, etc.
(a)    Except for actions expressly permitted to be taken by the Administrative Agent pursuant to the terms of the Loan Documents (including the acceptance in its sole discretion of supplements by the Borrower to certain Items of the Disclosure Schedules regarding Real Property acquired after the Effective Date, regarding a Subsidiary Guarantor joined after the Effective Date and from time to time updated Schedules to the Security Agreement or Pledge Agreement), no amendment, modification, termination or waiver of any provision of this Agreement or any other Loan Document, or any consent to any departure by the Borrower or any other Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent, the Borrower and the Required Lenders; provided, however, that
(i)    no amendment, modification, termination or waiver of this Agreement or any other Loan Document shall, unless in writing and signed by the Administrative Agent, all Lenders and Voting Participants:
(A)    release all or substantially all of the Collateral;
(B)    release any Loan Party from its Obligations under any Loan Document except as specifically provided for in the Loan Documents;
(C)    alter in any manner the pro rata sharing of payments required hereunder; or
(D)    amend or waive this Section 11.1 or the definition of the “Required Lenders” or of “Percentage” insofar as such definition affects the substance of this Section, or any other provision specifying the number or percentage of Lenders and Voting Participants required to take any action under any Loan Document;
(ii)    no amendment, modification, termination or waiver of this Agreement or any other Loan Document shall, unless in writing and signed by the Administrative Agent and each Lender and each Voting Participant specified below for such amendment, modification, termination or waiver:
(A)    increase the amount of any Commitment of any affected Lender or Voting Participant without the consent of such affected Lender or Voting Participant;

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(B)    other than as provided in Section 3.6, extend the Revolving Loan Commitment Termination Date, the Multi-Draw Term Loan Commitment Termination Date, the Term A-3 Loan Commitment Termination Date, or any Stated Maturity Date without the consent of all of the Lenders and Voting Participants holding the Commitments and Loans of the applicable credit facility and, in the case of the Revolving Loan Commitment Termination Date, the Swingline Lender and any Issuing Lender (Revolver) and in the case of the Multi-Draw Term Loan Commitment Termination Date, any Issuing Lender (MDT);
(C)    reduce the principal of, or rate of interest on (other than any waiver of any increase in the interest rate pursuant to Section 3.2.2), or fees payable with respect to, any Loan of any affected Lender or Voting Participant without the consent of such affected Lender or Voting Participant;
(D)    alter Section 8.7 without the consent of any affected Lender or Voting Participant;
(E)    extend the due date for, or reduce the amount of, any prepayment under Section 3.1.2(b)(vii) of principal on any Loan or other Obligations without the written consent of holders of more than 66.67% of the Loans to which such prepayment would have been applied pursuant to the application of payments under Section 3.1.3 without giving effect to any waiver or amendment thereof under this Section 11.1(a)(ii)(E);
(F)    extend the due date for, or reduce the amount of, any payment of interest (other than any waiver of any increase in the interest rate pursuant to Section 3.2.2) as to any affected Lender or Voting Participant without the consent of such affected Lender or Voting Participant;
(G)    except with respect to any amendment, modification or waiver expressly permitted to be made by the Administrative Agent, Swingline Lender or Issuing Lenders pursuant to the terms of the Loan Documents, amend, modify or waive any condition precedent, notice, required amount, or borrowing procedure or period of any Borrowing under the Revolving Loan Commitments without the written consent of holders of more than 50% of the Revolving Loan Commitments; or
(H)    except with respect to any amendment, modification or waiver expressly permitted to be made by the Administrative Agent or Issuing Lenders pursuant to the terms of the Loan Documents, amend, modify or waive any condition precedent, notice, required amount, or borrowing procedure or period to any Borrowing under (x) the Multi-Draw Term Loan Commitments without the written consent of holders of

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more than 50% of the Multi-Draw Term Loan Commitments, or (y) the Term A-3 Loan Commitment without the written consent of holders of more than 50% of the Term A-3 Loan Commitments;
(iii)    no amendment, modification, termination or waiver affecting the rights or duties of the Administrative Agent, the Swingline Lender or any Issuing Lender under this Agreement or any other Loan Document shall be effective unless in writing and signed by the Administrative Agent, the Swingline Lender or such Swingline Lender, as applicable, in addition to the Lenders required hereinabove to take such action.
(b)    No failure or delay on the part of any Lender Party in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrower in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any Lender Party shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. The remedies provided in this Agreement are cumulative, and not exclusive of remedies provided by Law.
(c)    Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder, except that any Commitment of such Lender may not be increased or extended without the consent of such Lender (it being understood that any Commitments or Loans held or deemed to be held by any such Defaulting Lender shall be excluded from a vote of the Lenders hereunder requiring the consent of the Lenders).
(d)    Notwithstanding anything to the contrary herein, technical and conforming modifications to (or amendments and restatements of) the Loan Documents may be made with the consent of the Borrower and the Administrative Agent to the extent necessary (i) to provide for terms and conditions of any Incremental Term Loan or Revolver Increase, including, without limitation, with respect to borrowing and prepayment conditions and mechanics, (ii) so as to modify Section 8.7, any other provision hereof or thereof relating to the pro rata sharing of payments among the Lenders or any other provisions hereof or thereof that might otherwise require the vote of the Required Lenders (or another group of Lenders or all of the Lenders) hereunder in order to include provisions applicable to any such Incremental Term Loan or Revolver Increase that are substantially consistent with the existing provisions of this Agreement with respect to such matters and to share ratably in the benefits of this Agreement and the other Loan Documents with the Lenders under any such Incremental Term Loan or Revolver Increase, and (iii) to otherwise incorporate the terms applicable to any such Incremental Term Loan or Revolver Increase (such as the pricing, maturity, fees and other provisions applicable thereto).
SECTION 11.2    Notices.
(a)    Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in clause (b) below), all notices and other communications provided for herein shall be in writing and shall

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be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or e-mail as follows:
(i)    If to the Borrower, CatchMark Timber or any Subsidiary Guarantor: c/o CatchMark Timber Trust, Inc., 5 Concourse Parkway, Suite 2650, Atlanta, Georgia 30328, Attention: Ursula Godoy-Arbelaez (Facsimile no. (855) 865-8223; Telephone No. (404) 445-8480; email: Ursula.Godoy@catchmark.com), with a copy (which shall not constitute notice) to Alston & Bird LLP, 1201 West Peachtree Street, Atlanta, Georgia 30309, Attention: Rosemarie A. Thurston, Esq. (Telephone No. (404) 881-4417; email: rosemarie.thurston@alston.com);
(ii)    if to Administrative Agent, to CoBank, ACB at 6340 S. Fiddlers Green Circle, Greenwood Village, Colorado 80111, Attention: Credit Information Services (Facsimile No. (303) 224-6101; Telephone No. (303) 740-4000; email: CIServices@cobank.com; MTousignant@cobank.com);
(iii)    if to CoBank, in its capacity as an Issuing Lender or the Swingline Lender, to it at CoBank, ACB at 6340 S. Fiddlers Green Circle, Greenwood Village, Colorado 80111, Attention: Credit Information Services (Facsimile No. (303) 224-6101; Telephone No. (303) 740-4000; email: CIServices@cobank.com; MTousignant@cobank.com);
(iv)    If to a Lender to it at its address (or facsimile number or e-mail address) set forth in its Administrative Questionnaire or in the Assignment and Assumption pursuant to which it became a Lender, as the case may be; and
(v)    as to any other party, at such other address as shall be designated by such party in a notice to the other parties.
Any party hereto may change its address, facsimile number, telephone number, or e-mail address, by notice to the other parties. Notices and communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received. Notices and communications sent by facsimile or e-mail shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient); provided that, notices and communications sent by facsimile or email to the Administrative Agent, Swingline Lender or an Issuing Lender shall not be effective until received by the Administrative Agent, Swingline Lender or such Issuing Lender, respectively.
(b)    Delivery of an executed counterpart of a signature page to any amendment or waiver of any provision of this Agreement or the Notes or any other Loan Documents executed and delivered hereunder by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart thereof.
(c)    Each Loan Party, Lender and Issuing Lender agrees that the Administrative Agent may, but shall not be obligated to, make the Communications available to the other Lenders and the Issuing Lenders by posting the Communications on Debt Domain,

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Intralinks, Syndtrak or a substantially similar electronic transmission system (the “Platform”). Each Lender and Issuing Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform shall constitute effective delivery of the Communications to such Lender or Issuing Lender for purposes of the Loan Documents. Each Lender and Issuing Lender shall (i) notify Administrative Agent in writing (including by e-mail) from time to time of its e-mail address to which the foregoing notice may be sent by e-mail and (ii) that the foregoing notice may be sent to such e-mail address. Nothing herein shall prejudice the rights of Administrative Agent or any Lender or Issuing Lender to give any notice or other communication pursuant to any Loan Document in any other manner specified in such Loan Document.
(d)    THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES DO NOT WARRANT THE ADEQUACY OF THE PLATFORM AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS OR OMISSIONS IN THE COMMUNICATIONS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD-PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE COMMUNICATIONS OR THE PLATFORM. IN NO EVENT SHALL ANY AGENT PARTY HAVE ANY LIABILITY TO BORROWER, ANY OTHER LOAN PARTY, ANY LENDER, OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, INCLUDING FOR ANY DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT, CONTRACT OR OTHERWISE) ARISING OUT OF ANY BORROWER’S, ANY LOAN PARTY’S, ADMINISTRATIVE AGENT’S, ANY LENDER’S OR ANY OTHER PERSON’S TRANSMISSION OF COMMUNICATIONS THROUGH THE PLATFORM, THE INTERNET OR ANY OTHER TELECOMMUNICATIONS, ELECTRONIC OR INFORMATION TRANSMISSION SYSTEM, EXCEPT TO THE EXTENT THE LIABILITY OF ANY AGENT PARTY IS FOUND IN A FINAL NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED PRIMARILY FROM SUCH AGENT PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.
SECTION 11.3    Payment of Costs and Expenses.
(a)    Subject to the proviso of the last sentence of Section 7.1.5(d), the Borrower agrees to pay all reasonable fees and out-of-pocket expenses of the Administrative Agent and its Related Parties (including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to the Administrative Agent and accountants, appraisers, investment bankers, environmental advisors, management consultants and other consultants, if any, who may be retained by the Administrative Agent) that are actually incurred in connection with:
(i)    the syndication of the credit facilities provided for herein;

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(ii)    the negotiation, preparation, execution, delivery and administration of this Agreement and each other Loan Document (including with respect to due diligence matters, the preparation of additional Loan Documents, the review and preparation of agreements, instruments or documents pursuant to Article V and Section 7.1.9), and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, and the Administrative Agent’s consideration of their rights and remedies hereunder or in connection herewith from time to time whether or not the transactions contemplated hereby or thereby are consummated;
(iii)    the filing, recording, refiling or rerecording of the Loan Documents and any other security instruments executed in connection with the transactions contemplated hereby;
(iv)    the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document;
(v)    sums paid or incurred to pay any amount or take any action required by the Borrower or any other Loan Party under the Loan Documents that the Borrower or any such Loan Party fail to pay or take; and
(vi)    costs of appraisals, field exams, field services, inspections and verification of the Collateral, including, without limitation, travel, lodging, meals and other charges, including the costs, fees and expenses of any Field Servicer, independent auditors and appraisers.
(b)    The Borrower further agrees to reimburse each Lender Party upon demand for all out-of-pocket expenses (including, without limitation, the fees and out-of-pocket expenses of legal counsel and consultants to each Lender Party who may be retained by each such Lender Party) actually incurred by each Lender Party in connection with (i) the consideration of their rights and remedies hereunder in connection with any current or prospective Default or Event of Default; (ii) the negotiation of any restructuring or “work-out,” whether or not consummated, of any Obligations; (iii) the enforcement or protection of its rights in connection with this Agreement or any other Loan Document or any permitted Rate Protection Agreement or any document or agreement relating to or on account of any Secured Bank Product; and (iv) any litigation, dispute, suit or proceeding relating to this Agreement or any Loan Document.
(c)    All amounts due under this Section shall be payable promptly and, in any event, not later than ten (10) days after demand therefor.
SECTION 11.4    Indemnification by the Borrower.
(a)    The Borrower agrees, at its sole cost and expense, to indemnify, exonerate and hold each Lender Party and each of their respective Related Parties (collectively, the “Indemnified Parties”) free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities, damages and out-of-pocket expenses (in each case whether asserted by any third party or the Borrower or any of its Affiliates and irrespective of whether

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any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including, without limitation, the fees and out-of-pocket expenses of the Indemnified Parties (including the fees and out-of-pocket expenses of legal counsel and consultants to the Indemnified Parties who may be retained by the Indemnified Parties) (collectively, the “Indemnified Liabilities”), that arise out of or relate to:
(i)    the negotiation, preparation, execution, delivery or performance of the terms of, or consummation of the transactions contemplated by, this Agreement, any other Loan Document or any other agreement or instrument contemplated thereby (including any action brought by or on behalf of the Borrower or any other Loan Party as the result of any determination by the Required Lenders pursuant to Article V not to fund any Borrowing);
(ii)    any Loan or Letter of Credit or the use or proposed use of the proceeds thereof, including any transactions financed in whole or in part, directly or indirectly, with such proceeds;
(iii)    any Environmental Laws;
(iv)    any presence, release, or threat of Release of Hazardous Materials, at, upon, under or within the Real Property;
(v)    the falsity in any material respect of any of the representations made in Section 6.13, whether or not caused by the Borrower;
(vi)    the failure of the Borrower to duly perform the covenants, obligations or actions set forth in Section 7.1.6, including with respect to: (A) the imposition by any Governmental Authority of any lien upon the Real Property, (B) remediation of the Real Property or any other land or water contaminated by Hazardous Materials which were generated on or migrated from the Real Property, (C) liability for personal injury or property damage or damage to the environment, (D) any diminution in the value of the Real Property and (E) claims, costs, liabilities and damages arising under any Environmental Laws, or any other claims, liabilities or costs which may be incurred by or asserted against Indemnified Parties directly or indirectly resulting from the presence of any Hazardous Material in, on, under or affecting the Real Property;
(vii)    any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory; except for any such Indemnified Liabilities arising from the relevant Indemnified Party’s gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under Law. Such indemnification shall be available regardless whether the relevant Indemnified Party is found to have acted with comparative, contributory or sole negligence. Under no circumstances shall any Indemnified Party be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other

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information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.
(b)    The Borrower further agrees that Lender Parties and their respective Related Parties shall not assume any liability or obligation for loss, damage, fines, penalties, claims or duty to remediate or dispose of wastes or Hazardous Material on or relating to Real Property as a result of any conveyance of title to the Real Property to any of the Lender Parties or otherwise or as a result of any inspections or any other actions made or taken by any Lender Party on the Real Property, except to the extent that any of the foregoing matters are attributable to actions or omissions by such Lender Party or its agents constituting fraud, gross negligence or willful misconduct. The Borrower agrees to remain fully liable under the indemnification contained in this Section.
(c)    Promptly following completion of any actions imposed upon the Borrower by any order, judgment or other final resolution of a matter indemnified under this Agreement, or completion of any other remediation requirement under any applicable Environmental Laws, the Borrower shall certify to the Administrative Agent and the Lenders that all such required actions have been completed. The Administrative Agent or any Lender, at its option, may require the Borrower, at the Borrower’s expense, to obtain and deliver to the Administrative Agent and the Lenders an environmental report in form and substance reasonably acceptable to Administrative Agent from a consultant reasonably acceptable to the Administrative Agent confirming that all such actions have been completed in accordance with any such order, judgment or resolution or other legal or remediation requirements, and that the Real Property is in compliance in all material respects with applicable Environmental Laws. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under clause (a) to be paid by it to the Administrative Agent or any of its Related Parties, each Lender severally agrees to pay to the Administrative Agent or such Related Party, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed indemnity payment is sought) of such unpaid amount. The obligations of the Lenders under this clause are several and not joint and shall survive the termination of this Agreement.
(d)    Each Loan Party also agrees that, without the prior consent of the Administrative Agent (not to be unreasonably withheld), neither it nor any of its Affiliates will settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding in respect of which indemnification has been or could be sought under the indemnification provisions hereof (whether or not any Indemnified Party is an actual or potential party to such claim, action or proceeding), unless such settlement, compromise or consent (i) includes a full and unconditional written release of each Indemnified Party from all liability arising out of such claim, action or proceeding and (ii) does not include any statement as to or an admission of fault, culpability or failure to act by or on behalf of any Indemnified Party.
(e)    This Section 11.4 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

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SECTION 11.5    Survival. The obligations of the Borrower under Sections 4.3, 4.4, 4.5, 4.6, 11.3 and 11.4 and under any other provision specifically providing for indemnification or reimbursement of fees, costs and expenses incurred by any of the Lender Parties in connection with this Agreement and the other Loan Documents, and the obligations of the Lenders under Section 10.1, shall in each case survive any termination of this Agreement, the payment in full of all the Obligations and the termination of all the Commitments. All covenants, agreements, representations and warranties made by each Loan Party in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lender Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loan and the issuance of any Letter of Credit, regardless of any investigation made by any Lender Party or on its behalf and notwithstanding that any Lender Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended hereunder.
SECTION 11.6    Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.
SECTION 11.7    Headings. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.
SECTION 11.8    Counterparts; Effectiveness.
(a)    Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Except as provided in Article V, this Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Agreement.
(b)    Electronic Execution of Loan Documents. The words “execution,” “signed,” “signature,” and words of like import in this Agreement and the other Loan Documents (including any Assignment and Assumption) shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may

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be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 11.9    Governing Law. This Agreement and the other Loan Documents and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York, without regard to conflicts of law principles that require or permit application of the laws of any other state or jurisdiction.
SECTION 11.10    Entire Agreement. Without limiting Section 11.22, this Agreement and each other Loan Document constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.
SECTION 11.11    Assignments and Participations.
(a)    Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that neither the Borrower nor any other Loan Party may assign or otherwise transfer or allocate as a result of a division any of its rights or obligations hereunder without the prior written consent of Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of clause (b) of this Section, (ii) by way of participation in accordance with the provisions of clause (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of clause (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (including Voting Participants) to the extent provided in clause (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it); provided that (in each case with respect to any credit facility) any such assignment shall be subject to the following conditions:
(i)    Minimum Amounts

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(A)    in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it (in each case with respect to any Commitment) or contemporaneous assignments to related Approved Funds that equal at least the amount specified in clause (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and
(B)    in any case not described in clause (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the applicable Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed).
(ii)    Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not prohibit any Lender from assigning all or a portion of its rights and obligations among separate Commitments on a non-pro rata basis.
(iii)    Required Consents. No consent shall be required for any assignment except to the extent required by clause (b)(i)(B) of this Section and, in addition:
(A)    the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment, or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by notice to the Administrative Agent within five (5) Business Days after having received notice thereof and provided, further, that the Borrower’s consent shall not be required during the primary syndication of the Commitments;
(B)    the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) the Revolving Loan Commitment or any unfunded Commitments with respect to any Multi-Draw Term Loan Commitment, Term A-3 Loan Commitment or Incremental Term Loan Commitment if

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such assignment is to a Person that is not a Lender with a Commitment, an Affiliate of such Lender or an Approved Fund with respect to such Lender, or (2) any Term Loans to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund;
(C)    the consent of each Swingline Lender and each Issuing Lender (Revolver) (which consent shall not be unreasonably withheld or delayed) shall be required for assignments in respect of the Revolving Loan Commitment; and
(D)    the consent of each Issuing Lender (MDT) (which consent shall not be unreasonably withheld or delayed) shall be required for assignments in respect of the Multi-Draw Term Loan Commitment.
(iv)    Assignment and Assumption. The parties to each assignment shall execute and deliver to Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.
(v)    No Assignment to Certain Persons. No such assignment shall be made to (A) the Borrower or any of the Borrower’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (v).
(vi)    No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned or operated for the primary benefit of a natural Person).
(vii)    Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each Issuing Lender, the Swingline Lender and each other Lender hereunder (and interest accrued thereon), and (B) acquire (and fund as appropriate) its full Percentage of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Law without compliance with the provisions of this clause, then the assignee of such interest shall be

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deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.
Subject to acceptance and recording thereof by the Administrative Agent pursuant to clause (c), from and after the effective date specified in each Assignment and Assumption, the Eligible Assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 4.3, 4.4, 4.5, 4.6, 11.3 and 11.4 with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (d) of this Section.
(c)    Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at an office specified from time to time a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.
(d)    Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person or a holding company, investment vehicle or trust for, or owned or operated for the primary benefit of a natural Person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.

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Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 11.1(a)(i) through (ii) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 4.3, 4.4, 11.4 and 4.6 (subject to the requirements and limitations therein, including the requirements under Section 4.6(f) (it being understood that the documentation required under Section 4.6(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section; provided that, such Participant (A) agrees to be subject to the provisions of Section 4.5 as if it were an assignee under clause (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 4.3 and 4.6, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 4.5 with respect to any Participant. To the extent permitted by Law, each Participant also shall be entitled to the benefits of Sections 4.8 and 4.9 as though it were a Lender; provided that such Participant agrees to be subject to Sections 4.8 and 4.9 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as the Administrative Agent) shall have no responsibility for maintaining a Participant Register.
Any Participant that is a Farm Credit Lender that (i) if the Administrative Agent is other than CoBank, has been designated as a voting participant (a “Voting Participant”) in a notice sent by the relevant Lender to the Administrative Agent as being entitled to be accorded the right of a Voting Participant, and (ii) receives the prior written consent of the Administrative Agent (such consent being required only if the Administrative Agent is other than CoBank) to become a Voting Participant, shall be entitled to vote, and the voting rights of the selling Lender shall be correspondingly reduced, on a dollar-for-dollar basis, as if such Participant were a Lender, on any matter requiring or allowing a Lender to provide or withhold its consent, or to otherwise vote on any proposed action to which the Lender selling such participation is entitled to vote.

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Notwithstanding the above, (i) each Farm Credit Lender listed on Schedule III is a Voting Participant as of the Fifth Amendment Effective Date, and (ii) any Farm Credit Lender listed on Schedule III who has indirectly purchased a participation on the Effective Date and who was a Voting Participant under the Existing Credit Agreement immediately prior to the effectiveness of this Agreement shall be entitled to vote, and the voting rights of the selling Voting Participant shall be correspondingly reduced, on a dollar-for-dollar basis, as if such Voting Participant with the indirect participation were a Voting Participant with a direct participation, on any matter requiring or allowing a Voting Participant with a direct participation to provide or withhold its consent, or to otherwise vote on any proposed action to which the Voting Participant reselling such participation is entitled to vote.
(e)    Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.
(f)    Issuing Lender. Subject to the terms and conditions of this Section 11.11, an Issuing Lender may assign to an Eligible Assignee all or a portion of its rights and obligations under the undrawn portion of its commitment to issue Letters of Credit at any time; provided, however, that (i) each such assignment shall be to an Eligible Assignee and (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Assumption.
(g)    Swingline Lender. Subject to the terms and conditions of this Section 11.11, the Swingline Lender may assign to an Eligible Assignee all of its rights and obligations under the Swingline Loans and the undrawn portion of the Swingline Loan Commitment at any time; provided, however, that (i) each such assignment shall be to an Eligible Assignee and (ii) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Assumption.
SECTION 11.12    Press Releases and Related Matters. Each Loan Party agrees that neither it nor any other Loan Party nor any Subsidiary of any Loan Party will issue any press release or other public disclosure using the name of CoBank or its Affiliates (other than the filing of the Loan Documents with the Securities and Exchange Commission) without the prior consent of CoBank. Each Loan Party consents to the publication by the Administrative Agent or any Lender of a tombstone or similar advertising material relating to the financing transactions contemplated by this Agreement. The Administrative Agent and each such Lender shall provide a draft of any such tombstone or similar advertising material to the Borrower for review and reasonable comment prior to the publication thereof. In addition, the Administrative Agent reserves the right to provide to industry trade organizations customary information for inclusion in league table measurements.

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SECTION 11.13    CONSENT TO JURISDICTION AND SERVICE OF PROCESS.
(a)    Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION WHETHER IN LAW OR IN EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, ANY SWINGLINE LENDER, ANY ISSUING LENDER OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK, SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT, OR TO THE FULLEST EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY ISSUING LENDER, THE SWINGLINE LENDER OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ANY SUBSIDIARY OF ANY LOAN PARTY OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(b)    Waiver of Venue. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 11.13(A). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(c)    Service of Process. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.2. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY

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PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.
SECTION 11.14    Waiver of Jury Trial, etc. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY THE LAWS, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 11.15    Waiver of Consequential Damages, etc. TO THE FULLEST EXTENT PERMITTED BY THE LAWS, THE BORROWER AND EACH OTHER LOAN PARTY SHALL NOT ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST ANY INDEMNIFIED PARTY, ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, THE GUARANTY, ANY LOAN OR OTHER CREDIT EXTENSION OR THE USE OF THE PROCEEDS THEREOF. NO INDEMNIFIED PARTY SHALL BE LIABLE FOR ANY DAMAGES ARISING FROM THE USE BY UNINTENDED RECIPIENTS OF ANY INFORMATION OR OTHER MATERIALS DISTRIBUTED BY IT THROUGH TELECOMMUNICATIONS, ELECTRONIC OR OTHER INFORMATION TRANSMISSION SYSTEMS IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.
SECTION 11.16    No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

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SECTION 11.17    Protection of Interests. Without limiting any of the other provisions hereof and whether or not the Administrative Agent or any Lender acquires legal possession and title to the Real Property, if the Administrative Agent becomes aware of any matter for which the Borrower may have liability in accordance with the other provisions of this Agreement, whether or not a claim is asserted against any Loan Party, the Administrative Agent shall have the right to take any action available to the Administrative Agent under Law, and the Borrower and each Loan Party hereby grants to the Administrative Agent and its respective agents, attorneys, employees, consultants, contractors and assigns, an irrevocable license and authorization for access to the Real Property and to conduct any such actions that the Administrative Agent deems reasonably appropriate in connection therewith. The Borrower shall pay promptly following demand by the Administrative Agent all costs and expenses in connection with such investigatory and remedial activities. The foregoing license and authorization is intended to be a means of protection of the Administrative Agent’s or the Lenders’ security interest in the Real Property and not as participation in the management of the Borrower, any Loan Party or the Real Property.
SECTION 11.18    Confidentiality. Each of the Administrative Agent, the Issuing Lenders and the Lenders agree to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its other Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners); (c) to the extent required by Law or by any subpoena or similar legal process; (d) to any other party hereto; (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement, or (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Loan Parties and their obligations, this Agreement or payments hereunder; (g) on a confidential basis to (i) any rating agency in connection with rating any Loan Party or any Subsidiary of any Loan Party or the Commitments or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Commitments; (h) with the consent of the Borrower; or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section, or (ii) becomes available to the Administrative Agent, any Lender, any Issuing Lender or any of their respective Affiliates on a nonconfidential basis from a source other than the Loan Parties.

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For purposes of this Section, “Information” means all information received from the Loan Parties or any of their Subsidiaries relating to the Loan Parties or any of their Subsidiaries or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Lender on a nonconfidential basis prior to disclosure by the Loan Parties or any of their Subsidiaries; provided that, in the case of information received from the Loan Parties or any of their Subsidiaries after December 23, 2014, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such information as such Person would accord its own confidential information.
SECTION 11.19    USA Patriot Act Notice. Each Lender that is subject to the USA Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender Party) hereby notifies the Loan Parties that pursuant to the requirements of the USA Patriot Act, it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the name and address of Loan Parties and other information that will allow such Lender or Administrative Agent, as applicable, to identify the Loan Parties in accordance with the USA Patriot Act. The Borrower shall, promptly following a request by the Administrative Agent or any Lender, provide all documentation and other information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under Anti-Corruption Laws, Anti-Terrorism Laws and Sanctions, including the USA Patriot Act.
SECTION 11.20    Recovery of Erroneous Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender or any Issuing Lender (each, a “Payment Recipient”), whether or not in respect of an Obligation due and owing by the Borrower at such time (any such payment, an “Erroneous Payment”), then in any such event, each Payment Recipient receiving an Erroneous Payment severally agrees to repay to the Administrative Agent promptly upon demand the Erroneous Payment received by such Payment Recipient in immediately available funds (and in the currency so received), with interest thereon for each day from and including the date such Erroneous Payment is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Payment Recipient irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Erroneous Payment. The Administrative Agent shall inform each Payment Recipient promptly upon determining that any payment made to such Payment Recipient comprised, in

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whole or in part, an Erroneous Payment (and such determination shall be conclusive absent manifest error).
SECTION 11.21     Waiver of Farm Credit Rights. EACH OF THE LOAN PARTIES ACKNOWLEDGES AND AGREES THAT, TOGETHER WITH LEGAL COUNSEL, IT HAS REVIEWED ALL RIGHTS THAT IT MAY OTHERWISE BE ENTITLED TO WITH RESPECT TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS UNDER THE STATUTES AND REGULATIONS OF THE FARM CREDIT ADMINISTRATION AS SPECIFIED AT 12 CFR § 617.7000 ET. SEQ., AND THAT IT KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY AND ALL SUCH RIGHTS.
SECTION 11.22    Effectiveness of Amendment and Restatement; No Novation. The amendment and restatement of the Existing Credit Agreement pursuant to this Agreement shall be effective on the Effective Date. All obligations and rights of the Loan Parties, the Administrative Agent, the Issuing Lenders and the Lenders arising out of or relating to the period commencing on the Effective Date shall be governed by the terms and provisions of this Agreement; the obligations and rights of the Loan Parties, the Administrative Agent and the Lenders during the period prior to the Effective Date shall continue to be governed by the Existing Credit Agreement without giving effect to the amendment and restatement provided for herein. This Agreement shall not constitute a novation or termination of the Loan Parties’ obligations under the Existing Credit Agreement or any document, note or agreement executed or delivered in connection therewith, but shall constitute an amendment and restatement of the obligations and covenants of the Loan Parties under such documents, notes and agreements, and the Loan Parties hereby reaffirm all such obligations and covenants, as amended and restated hereby.
This Agreement does not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the “Obligations” pursuant to the Existing Loan Documents, the Administrative Agent’s Liens pursuant to the Existing Loan Documents or the priority of any mortgage, pledge, security agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, the other Existing Loan Documents or instruments securing the same, which shall remain in full force and effect, except as expressly modified hereby or by another Loan Document. Nothing expressed or implied in this Agreement shall be construed as a release or other discharge of the Borrower or any other Loan Party from any of its obligations or liabilities as “Borrower”, a “Guarantor” or a “Loan Party” under the Existing Credit Agreement or any other Existing Loan Document. It is the intent of the parties that the security interests and Liens granted in the Collateral under and pursuant to the Existing Loan Documents shall continue in full force and effect. Each Loan Party hereby (i) confirms and agrees that each Existing Loan Document to which it is a party that is not being amended and restated concurrently herewith is, and shall continue to be, in full force

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and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date all references in any such Loan Document to “the Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Existing Credit Agreement shall mean the Existing Credit Agreement as amended and restated by this Agreement; and (ii) confirms and agrees that to the extent that any such Existing Loan Document purports to assign or pledge to the Administrative Agent for the benefit of the Lenders, or to grant to Administrative Agent for the benefit of the Lender Parties a Lien on any collateral as security for the “Obligations” from time to time existing in respect of the Existing Credit Agreement and the other Existing Loan Documents, such Lien is hereby ratified and confirmed in all respects and continues in full force and effect to secure the Obligations hereunder and under the other Loan Documents. Each Loan Party hereby agrees to execute and deliver all agreements, documents and instruments and to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable, as determined by the Administrative Agent in the Administrative Agent’s reasonable discretion, to ensure that the Administrative Agent’s Liens pursuant to the Existing Loan Documents continue to secure the Obligations under this Agreement and under the other Loan Documents.
SECTION 11.23    Secured Bank Products and Secured Rate Protection Agreements. No Lender Party (other than the Administrative Agent) that obtains the benefit of the Guaranty or of any security interest in any of the Collateral shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document (including the release, impairment or modification of any Obligations or security therefor) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. No provider of any Secured Bank Product or Rate Protection Agreement shall have any voting rights hereunder or under any other Loan Document in its capacity as the provider of such Rate Protection Agreement or Secured Bank Product. Notwithstanding any other provision of this Agreement to the contrary, the Administrative Agent shall only be required to verify the payment of, or that other reasonably satisfactory arrangements have been made with respect to, the Obligations arising with respect to Secured Bank Products and Rate Protection Agreements with Lender Parties to the extent the Administrative Agent has received written notice of such Obligations, together with such supporting documentation as it may request, from the applicable Lender (or its Affiliate). Each Lender Party not a party to this Agreement that obtains the benefit of this Agreement or any other Loan Document shall be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of this Agreement, and acknowledges and agrees that the Administrative Agent is and shall be entitled to all the rights, benefits and immunities conferred under this Agreement with respect to each such Lender Party.
SECTION 11.24    Effective Date Assignment. On the Amendment Effective Date, AgSouth will assign all of its Loans and Commitments in

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accordance with Schedule II, which describes the Loans and Commitments both before and after giving effect to such assignments.
SECTION 11.25    Acknowledgment and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)    the effects of any Bail-In Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.
SECTION 11.26    Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Rate Protection Agreements or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York or of the United States or any other state of the United States):
(a)    In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the

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transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States.
(b)    As used in this Section 11.26, the following terms have the following meanings:
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i)    a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b)
(ii)    a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(iii)    a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
[Remainder Intentionally Left Blank]

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Schedule B

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[Conformed through Fifth Agreement Regarding Consents and Amendments dated
August 4, 2021]

SCHEDULE II
LOANS, COMMITMENT AMOUNTS AND PERCENTAGES
Part I
TERM A-1 LOAN AMOUNT BEFORE GIVING EFFECT TO THE AMENDMENT EFFECTIVE DATE (AUGUST 22, 2018) ASSIGNMENT

Lender	Term Loan	Percentage
AgSouth Farm Credit, ACA	$100,000,000.00	100%
Total:	$100,000,000.00	100%

TERM A-1 LOAN AMOUNT AFTER GIVING EFFECT TO THE AMENDMENT EFFECTIVE DATE (AUGUST 22, 2018) ASSIGNMENT

Lender	Term Loan	Percentage
CoBank, FCB	$100,000,000.00	100%
Total:	$100,000,000.00	100%

TERM A-2 LOAN AMOUNT BEFORE GIVING EFFECT TO THE AMENDMENT EFFECTIVE DATE (AUGUST 22, 2018) ASSIGNMENT

Lender	Term Loan	Percentage
AgSouth Farm Credit, ACA	$100,000,000.00	100%
Total:	$100,000,000.00	100%

TERM A-2 LOAN AMOUNT AFTER GIVING EFFECT TO THE AMENDMENT EFFECTIVE DATE (AUGUST 22, 2018) ASSIGNMENT

Lender	Term Loan	Percentage
CoBank, FCB	$100,000,000.00	100%
Total:	$100,000,000.00	100%

TERM A-3 LOAN COMMITMENT AMOUNT BEFORE GIVING EFFECT TO THE AMENDMENT EFFECTIVE DATE (AUGUST 22, 2018) ASSIGNMENT

Lender	Term Loan	Percentage
AgSouth Farm Credit, ACA	$68,618,604.00	100%
Total:	$68,618,604.00	100%

TERM A-3 LOAN COMMITMENT AMOUNT AFTER GIVING EFFECT TO THE AMENDMENT EFFECTIVE DATE (AUGUST 22, 2018) ASSIGNMENT

Lender	Term Loan	Percentage
CoBank, FCB	$68,618,604.00	100%
Total:	$68,618,604.00	100%

46331336.3

TERM A-4 LOAN AMOUNT BEFORE GIVING EFFECT TO THE AMENDMENT EFFECTIVE DATE (AUGUST 22, 2018) ASSIGNMENT

Lender	Term Loan	Percentage
AgSouth Farm Credit, ACA	$140,000,000.00	100%
Total:	$140,000,000.00	100%

TERM A-4 LOAN AMOUNT AFTER GIVING EFFECT TO THE AMENDMENT EFFECTIVE DATE (AUGUST 22, 2018) ASSIGNMENT

Lender	Term Loan	Percentage
CoBank, FCB	$140,000,000.00	100%
Total:	$140,000,000.00	100%

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Part II
REVOLVING LOAN COMMITMENT AMOUNT BEFORE GIVING EFFECT TO THE AMENDMENT EFFECTIVE DATE (AUGUST 22, 2018) ASSIGNMENT

Lender	Revolving Loan Commitment Amount	Percentage
AgSouth Farm Credit, ACA	$5,000,000.00	14.285714286%
Coöperatieve Rabobank U.A., New York Branch (f/k/a Coöperatieve Centrale Raiffeisen-BoerenleenBank, B.A. “Rabobank Nederland,” New York Branch)	$15,000,000.00	42.857142857%
Metropolitan Life Insurance Company	$15,000,000.00	42.857142857%
Total:	$35,000,000.00	100%

REVOLVING LOAN COMMITMENT AMOUNT AFTER GIVING EFFECT TO THE AMENDMENT EFFECTIVE DATE (AUGUST 22, 2018) ASSIGNMENT

Lender	Revolving Loan Commitment Amount	Percentage
CoBank, FCB	$5,000,000.00	14.285714286%
Coöperatieve Rabobank U.A., New York Branch (f/k/a Coöperatieve Centrale Raiffeisen-BoerenleenBank, B.A. “Rabobank Nederland,” New York Branch)	$15,000,000.00	42.857142857%
Metropolitan Life Insurance Company	$15,000,000.00	42.857142857%
Total:	$35,000,000.00	100%

46331336.3

Part III
MULTI-DRAW TERM LOAN COMMITMENT AMOUNT BEFORE GIVING EFFECT TO THE AMENDMENT EFFECTIVE DATE (AUGUST 22, 2018) ASSIGNMENT

Lender	Multi-Draw Term Loan Commitment Amount	Percentage
AgSouth Farm Credit, ACA	$200,000,000.00	100%
Total:	$200,000,000.00	100%

MULTI-DRAW TERM LOAN COMMITMENT AMOUNT AFTER GIVING EFFECT TO THE AMENDMENT EFFECTIVE DATE (AUGUST 22, 2018) ASSIGNMENT

Lender	Multi-Draw Term Loan Commitment Amount	Percentage
CoBank, FCB	$200,000,000.00	100%
Total:	$200,000,000.00	100%

MULTI-DRAW TERM LOAN COMMITMENT AMOUNT AFTER GIVING EFFECT TO THE VOLUNTARY AND PERMANENT REDUCTION BY THE BORROWER ON MAY 1, 2020

Lender	Multi-Draw Term Loan Commitment Amount	Percentage
CoBank, FCB	$150,000,000.00	100%
Total:	$150,000,000.00	100%

46331336.3

SCHEDULE III

VOTING PARTICIPANTS

CoBank Participants

•Farm Credit Bank of Texas
•Farm Credit Services of America, FLCA
•Farm Credit West, FLCA
•AgCountry Farm Credit Services, FLCA (f/k/a FCS Commercial Finance Group for AgCountry Farm Credit Services, FLCA)
•AgFirst Farm Credit Bank
•American AgCredit, FLCA
•Farm Credit East, ACA
•Northwest Farm Credit Services, FLCA
•Compeer Financial, FLCA
•Farm Credit Mid-America, FLCA, f/k/a Farm Credit Services of Mid-America, FLCA
•GreenStone Farm Credit Services, FLCA
•Fresno-Madera Federal Land Bank Association, FLCA

AgFirst Participants

•Farm Credit of Florida, FLCA
•AgCredit PCA, ACA and FLCA
•Farm Credit of Central Florida ACA, PCA, and FLCA
•AgChoice Farm Credit, FLCA
•MidAtlantic Farm Credit, ACA as agent/ nomine for MidAtlantic Farm Credit, FLCA
•First South Farm Credit, ACA, as agent/nominee for its wholly owned subsidiary First South Farm Credit, PCA

46331336.3

SCHEDULE IV
PRICING TABLE

Level	Loan to Value Ratio	Applicable Margin for Base Rate for Revolving Loans	Applicable Margin for LIBOR Rate for Revolving Loans and Letter of Credit Fee	Applicable Margin for Base Rate for Multi-Draw Term Credit Facilities	Applicable Margin for LIBOR Rate for Multi-Draw Term Credit Facility	Unused Commitment Fee (Multi-Draw Term Loan, Revolver, and Term A-3 Loan)
Level IV	> 45%	1.20%	2.20%	1.20%	2.20%	0.35%
Level III	< 45% >40%	0.90%	1.90%	0.90%	1.90%	0.30%
Level II	<40% >30%	0.70%	1.70%	0.70%	1.70%	0.20%
Level I	< 30%	0.50%	1.50%	0.50%	1.50%	0.15%

Level	Loan to Value Ratio	Applicable Margin for Base Rate for Term A-1 Loan	Applicable Margin for LIBOR Rate for Term A-1 Loan	Applicable Margin for Base Rate for Term A-2 Loan	Applicable Margin for LIBOR Rate for Term A-2 Loan	Applicable Margin for Base Rate for Term A-3 Loan	Applicable Margin for LIBOR Rate for Term A-3 Loan
Level IV	> 45%	0.75%	1.75%	0.90%	1.90%	1.00%	2.00%
Level III	< 45% >40%	0.75%	1.75%	0.90%	1.90%	1.00%	2.00%
Level II	<40% >30%	0.75%	1.75%	0.90%	1.90%	1.00%	2.00%
Level I	< 30%	0.75%	1.75%	0.90%	1.90%	1.00%	2.00%

46331336.3

Level	Loan to Value Ratio	Applicable Margin for Base Rate for Term A-4 Loan	Applicable Margin for LIBOR Rate for Term A-4 Loan
Level IV	> 45%	0.70%	1.70%
Level III	< 45% >40%	0.70%	1.70%
Level II	<40% >30%	0.70%	1.70%
Level I	< 30%	0.70%	1.70%

46331336.3

Schedule C

[Conformed through Fifth Agreement Regarding Consents and Amendments dated August 4, 2021]

Exhibit A-1

FORM OF [AMENDED AND RESTATED] TERM A-1 LOAN NOTE

$_________ _______ __, 20__

FOR VALUE RECEIVED, the undersigned, CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”), unconditionally promises to pay to the order of ___________ (the “Lender”) the principal sum of _______________ ($__________) or, if less, the aggregate unpaid principal amount of all the Term A-1 Loans made by the Lender pursuant to that certain Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the other Loan Parties party thereto from time to time as Guarantors, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, and CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties, payable as set forth in the Credit Agreement, with a final payment (in the amount necessary to pay in full this Term A-1 Loan Note) due and payable on the Stated Maturity Date. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement. [This Term A-1 Loan Note amends and restates in its entirety that certain Term Note, dated as of December 23, 2014 (the “Original Note”), by the Borrower in favor of the Lender).]
The Borrower also promises to pay interest on the unpaid principal amount of this Term A-1 Loan Note from time to time outstanding from the date hereof until paid in full, at the rates per annum and on the dates specified in the Credit Agreement.
Payments of both principal and interest are to be made without set-off or counterclaim in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.
This Term A-1 Loan Note is one of the Term A-1 Loan Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Term A-1 Loan Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Term A-1 Loan Note and on which such Indebtedness may be declared to be or shall automatically become immediately due and payable.
All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.
[The amendment and restatement of the Original Note by this Term A-1 Loan Note shall be effective on the date hereof. All obligations and rights of the Borrower and the Lender arising out of or relating to the period commencing on the date hereof shall be

46331338.4

governed by the terms and provisions of this Term A-1 Loan Note; the obligations and rights of the Borrower and the Lender during the period prior to the date hereof shall continue to be governed by the Original Note without giving effect to the amendment and restatement provided for herein. This Term A-1 Loan Note shall not constitute a novation or termination of the Borrower’s obligations under the Original Note or any document, note or agreement executed or delivered in connection therewith, but shall constitute an amendment and restatement of the obligations and covenants of the Borrower under such documents, notes and agreements, and the Borrower hereby reaffirms all such obligations and covenants, as amended and restated hereby. It is the intent of the parties that the security interests and Liens granted in the Collateral under and pursuant to the Existing Loan Documents shall continue in full force and effect.]

46331338.4

THIS TERM A-1 LOAN NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.
By:    CatchMark Timber Trust, Inc., as
General Partner

By:
Name:
Title:

46331338.4

Exhibit A-2

FORM OF TERM A-2 LOAN NOTE

$_________ _______ __, 20__

FOR VALUE RECEIVED, the undersigned, CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”), unconditionally promises to pay to the order of ___________ (the “Lender”) the principal sum of _______________ ($__________) or, if less, the aggregate unpaid principal amount of all the Term A-2 Loans made by the Lender pursuant to that certain Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the other Loan Parties party thereto from time to time as Guarantors, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, and CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties, payable as set forth in the Credit Agreement, with a final payment (in the amount necessary to pay in full this Term A-2 Loan Note) due and payable on the Stated Maturity Date. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.
The Borrower also promises to pay interest on the unpaid principal amount of this Term A-2 Loan Note from time to time outstanding from the date hereof until paid in full, at the rates per annum and on the dates specified in the Credit Agreement.
Payments of both principal and interest are to be made without set-off or counterclaim in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.
This Term A-2 Loan Note is one of the Term A-2 Loan Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Term A-2 Loan Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Term A-2 Loan Note and on which such Indebtedness may be declared to be or shall automatically become immediately due and payable.
All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

46331338.4

THIS TERM A-2 LOAN NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.
By:    CatchMark Timber Trust, Inc., as
General Partner

By:
Name:
Title:

46331338.4

Exhibit A-3

FORM OF TERM A-3 LOAN NOTE

$_________ _______ __, 20__

FOR VALUE RECEIVED, the undersigned, CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”), unconditionally promises to pay to the order of ___________ (the “Lender”) the principal sum of _______________ ($__________) or, if less, the aggregate unpaid principal amount of all the Term A-3 Loans made by the Lender pursuant to that certain Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the other Loan Parties party thereto from time to time as Guarantors, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, and CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties, payable as set forth in the Credit Agreement, with a final payment (in the amount necessary to pay in full this Term A-3 Loan Note) due and payable on the Stated Maturity Date. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.
The Borrower also promises to pay interest on the unpaid principal amount of this Term A-3 Loan Note from time to time outstanding from the date hereof until paid in full, at the rates per annum and on the dates specified in the Credit Agreement.
Payments of both principal and interest are to be made without set-off or counterclaim in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.
This Term A-3 Loan Note is one of the Term A-3 Loan Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Term A-3 Loan Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Term A-3 Loan Note and on which such Indebtedness may be declared to be or shall automatically become immediately due and payable.
All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

46331338.4

THIS TERM A-3 LOAN NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.
By:    CatchMark Timber Trust, Inc., as
General Partner

By:
Name:
Title:

46331338.4

Exhibit A-4

FORM OF TERM A-4 LOAN NOTE

$_________ _______ __, 20__

FOR VALUE RECEIVED, the undersigned, CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”), unconditionally promises to pay to the order of ___________ (the “Lender”) the principal sum of _______________ ($__________) or, if less, the aggregate unpaid principal amount of all the Term A-4 Loans made by the Lender pursuant to that certain Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the other Loan Parties party thereto from time to time as Guarantors, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, and CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties, payable as set forth in the Credit Agreement, with a final payment (in the amount necessary to pay in full this Term A-4 Loan Note) due and payable on the Stated Maturity Date. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement.
The Borrower also promises to pay interest on the unpaid principal amount of this Term A-4 Loan Note from time to time outstanding from the date hereof until paid in full, at the rates per annum and on the dates specified in the Credit Agreement.
Payments of both principal and interest are to be made without set-off or counterclaim in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.
This Term A-4 Loan Note is one of the Term A-4 Loan Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Term A-4 Loan Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Term A-4 Loan Note and on which such Indebtedness may be declared to be or shall automatically become immediately due and payable.
All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

46331338.4

THIS TERM A-4 LOAN NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.
By:    CatchMark Timber Trust, Inc., as
General Partner

By:
Name:
Title:

46331338.4

Exhibit A-5

FORM OF [SECOND][FOURTH][AMENDED AND RESTATED] REVOLVING NOTE

$_________     _______ __, 20__

FOR VALUE RECEIVED, the undersigned, CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”), unconditionally promises to pay to the order of ___________ (the “Lender”) the principal sum of _______________ ($__________) or, if less, the aggregate unpaid principal amount of all the Revolving Loans made by the Lender pursuant to that certain Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the other Loan Parties party thereto from time to time as Guarantors, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, and CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties, payable as set forth in the Credit Agreement, with a final payment (in the amount necessary to pay in full this Revolving Note) due and payable on the Stated Maturity Date. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement. [This Revolving Note amends and restates in its entirety that certain [Third] Amended and Restated Revolving Note, dated as of December 23, 2014 (the “Original Note”), by the Borrower in favor of the Lender).]
The Borrower also promises to pay interest on the unpaid principal amount of this Revolving Note from time to time outstanding from the date hereof until paid in full, at the rates per annum and on the dates specified in the Credit Agreement.
Payments of both principal and interest are to be made without set-off or counterclaim in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.
This Revolving Note is one of the Revolving Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Revolving Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Revolving Note and on which such Indebtedness may be declared to be or shall automatically become immediately due and payable.
All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.
[The amendment and restatement of the Original Note by this Revolving Note shall be effective on the date hereof. All obligations and rights of the Borrower and the Lender arising out of or relating to the period commencing on the date hereof shall be governed by the terms and provisions of this Revolving Note; the obligations and rights of the Borrower

46331338.4

and the Lender during the period prior to the date hereof shall continue to be governed by the Original Note without giving effect to the amendment and restatement provided for herein. This Revolving Note shall not constitute a novation or termination of the Borrower’s obligations under the Original Note or any document, note or agreement executed or delivered in connection therewith, but shall constitute an amendment and restatement of the obligations and covenants of the Borrower under such documents, notes and agreements, and the Borrower hereby reaffirms all such obligations and covenants, as amended and restated hereby. It is the intent of the parties that the security interests and Liens granted in the Collateral under and pursuant to the Existing Loan Documents shall continue in full force and effect.]

46331338.4

THIS REVOLVING NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.
By:    CatchMark Timber Trust, Inc., as
General Partner
By:
Name:
Title:

46331338.4

Exhibit A-6

FORM OF [SECOND AMENDED AND RESTATED] SWINGLINE NOTE

$_________     _______ __, 20__

FOR VALUE RECEIVED, the undersigned, CatchMark Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”), unconditionally promises to pay to the order of ___________ (the “Lender”) the principal sum of _______________ ($__________) or, if less, the aggregate unpaid principal amount of all the Swingline Loans made by the Lender pursuant to that certain Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the other Loan Parties party thereto from time to time as Guarantors, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, and CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties, payable as set forth in the Credit Agreement, with a final payment (in the amount necessary to pay in full this Swingline Note) due and payable on the Stated Maturity Date. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement. [This Swingline Note amends and restates in its entirety that certain Amended and Restated Swingline Note, dated as of December 23, 2014 (the “Original Note”), by the Borrower in favor of the Lender).]
The Borrower also promises to pay interest on the unpaid principal amount of this Swingline Note from time to time outstanding from the date hereof until paid in full, at the rates per annum and on the dates specified in the Credit Agreement.
Payments of both principal and interest are to be made without set-off or counterclaim in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.
This Swingline Note is the Swingline Note referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Swingline Note and for a statement of the terms and conditions on which the Borrowers are permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Swingline Note and on which such Indebtedness may be declared to be or shall automatically become immediately due and payable.
All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.
[The amendment and restatement of the Original Note by this Swingline Note shall be effective on the date hereof. All obligations and rights of the Borrower and the Lender arising out of or relating to the period commencing on the date hereof shall be governed by the terms and provisions of this Swingline Note; the obligations and rights of the Borrower

46331338.4

and the Lender during the period prior to the date hereof shall continue to be governed by the Original Note without giving effect to the amendment and restatement provided for herein. This Swingline Note shall not constitute a novation or termination of the Borrower’s obligations under the Original Note or any document, note or agreement executed or delivered in connection therewith, but shall constitute an amendment and restatement of the obligations and covenants of the Borrower under such documents, notes and agreements, and the Borrower hereby reaffirms all such obligations and covenants, as amended and restated hereby. It is the intent of the parties that the security interests and Liens granted in the Collateral under and pursuant to the Existing Loan Documents shall continue in full force and effect.]

46331338.4

THIS SWINGLINE NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.
By:    CatchMark Timber Trust, Inc., as
General Partner

By:
Name:
Title:

46331338.4

Exhibit A-7

FORM OF [FOURTH AMENDED AND RESTATED] MULTI-DRAW TERM NOTE

$_________     _______ __, 20__

FOR VALUE RECEIVED, the undersigned, CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”), unconditionally promises to pay to the order of ___________ (the “Lender”) the principal sum of _______________ ($__________) or, if less, the aggregate unpaid principal amount of all the Multi Draw Term Loans made by the Lender pursuant to that certain Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the other Loan Parties party thereto from time to time as Guarantors, the various financial institutions (including the Lender) as are, or may from time to time become, parties thereto, and CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties, payable as set forth in the Credit Agreement, with a final payment (in the amount necessary to pay in full this Multi-Draw Term Note) due and payable on the Stated Maturity Date. Unless otherwise defined, terms used herein have the meanings provided in the Credit Agreement. [This Multi-Draw Term Note amends and restates in its entirety that certain Third Amended and Restated Multi-Draw Term Note, dated as of December 11, 2015 (the “Original Note”), by the Borrower in favor of the Lender).]
The Borrower also promises to pay interest on the unpaid principal amount of this Multi-Draw Term Note from time to time outstanding from the date hereof until paid in full, at the rates per annum and on the dates specified in the Credit Agreement.
Payments of both principal and interest are to be made without set-off or counterclaim in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.
This Multi-Draw Term Note is one of the Multi-Draw Term Notes referred to in, and evidences Indebtedness incurred under, the Credit Agreement, to which reference is made for a description of the security for this Multi-Draw Term Note and for a statement of the terms and conditions on which the Borrower is permitted and required to make prepayments and repayments of principal of the Indebtedness evidenced by this Multi-Draw Term Note and on which such Indebtedness may be declared to be or shall automatically become immediately due and payable.
All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.
[The amendment and restatement of the Original Note by this Multi-Draw Term Note shall be effective on the date hereof. All obligations and rights of the Borrower and

46331338.4

the Lender arising out of or relating to the period commencing on the date hereof shall be governed by the terms and provisions of this Multi-Draw Term Note; the obligations and rights of the Borrower and the Lender during the period prior to the date hereof shall continue to be governed by the Original Note without giving effect to the amendment and restatement provided for herein. This Multi-Draw Term Note shall not constitute a novation or termination of the Borrower’s obligations under the Original Note or any document, note or agreement executed or delivered in connection therewith, but shall constitute an amendment and restatement of the obligations and covenants of the Borrower under such documents, notes and agreements, and the Borrower hereby reaffirms all such obligations and covenants, as amended and restated hereby. It is the intent of the parties that the security interests and Liens granted in the Collateral under and pursuant to the Existing Loan Documents shall continue in full force and effect.]

46331338.4

THIS MULTI-DRAW TERM NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.
By:    CatchMark Timber Trust, Inc., as
General Partner
By:
Name:
Title:

46331338.4

Exhibit B-1

FORM OF BORROWING REQUEST

CoBank, ACB, as Administrative Agent
6340 S. Fiddlers Green Circle
Greenwood Village, Colorado 80111
Attention: Credit Information Services
Fax: (303) 224-6101
E-mail: CIServices@cobank.com; mtousignant@cobank.com

CATCHMARK TIMBER OPERATING PARTNERSHIP L.P.

Ladies and Gentlemen:
This Borrowing Request is delivered to you pursuant to Section 5.3.2 of the Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”), the other Loan Parties party thereto from time to time as Guarantors, the various lending institutions as are, or may from time to time become, parties thereto (collectively, the “Lenders”) and, CoBank, ACB as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.
The Borrower hereby requests a Borrowing of a [Term A-3 Loan][Revolving Loan][Swingline Loan][Multi-Draw Term Loan] in the principal amount of $_________1,2,3,4 on
11 For Term A-3 Loans, the Borrowing on Base Rate Loans shall be made in a minimum amount of $5,000,000 and an integral multiple of $100,000 or, if less, in the unused amount of the Term A-3 Loan Commitment Amount, and LIBOR Loans shall be made in a minimum amount of $5,000,000 and an integral multiple of $500,000 (other than in the case of a borrowing in the amount of the entire remaining Term A-3 Loan Commitment Amount).
2 For Revolving Loans, Base Rate Loans shall be made in a minimum amount of $500,000 and an integral multiple of $100,000 or, if less, in the amount of the Available Revolving Facility Commitment, and LIBOR Loans shall be made in a minimum amount of $1,000,000 and an integral multiple of $500,000.
3 Swingline Loans shall be made in a minimum amount of $250,000 and an integral multiple of $100,000 or, if less, in the unused amount of the Swingline Commitment.
4 For Multi-Draw Term Loans, Base Rate Loans shall be made in a minimum amount of $5,000,000 and an integral multiple of $100,000 or, if less, in the unused amount of the Multi-Draw Term Loan Commitment Amount, and LIBOR Loans shall be made in a minimum amount of $5,000,000 and an integral multiple of $500,000.

______ __, 20__, as a [Base Rate Loan][LIBOR Loan having an Interest Period of [one] [three] month(s)].5
[In connection with this Borrowing Request for a [Revolving Loan][Swingline Loan], the Borrower hereby certifies that the proceeds of such [Revolving Loan][Swingline Loan] are being applied [to general working capital][to repay a Swingline Loan]6 [to reimburse payments of drafts under Letters of Credit (Revolver) for the account of a [________]7 [in connection with the acquisition of any Real Property][for other general corporate purposes (other than in connection with an acquisition of JV Real Property)]] [to fund cash earnest money deposits in connection with the acquisition of any additional Real Property] [to fund a Revolver Real Property Acquisition Loan in the amount of $[________]]8 [for other general corporate purposes]].
[In connection with this Borrowing Request for a Multi-Draw Term Loan, the Borrower hereby certifies that the proceeds of such Multi-Draw Term Loan are being applied [[to reimburse payments of drafts under Letters of Credit (MDT) for the account of [________]9[to fund cash earnest money deposits made by a Loan Party] in connection with [the proposed acquisition of any additional Real Property][JV Real Property][Investment in any proposed [Permitted Joint Venture][Permitted JV Investment Subsidiary]10 [to finance acquisitions by a Subsidiary Guarantor of [additional Real Property (along with actual and reasonably estimated reasonable fees and out-of-pocket transaction costs and expenses related thereto) that will not be designated Unsecured Real Property][additional Real Property (along with actual and reasonably estimated reasonable fees and out-of-pocket transaction costs and expenses related thereto) that will be designated Unsecured Real Property][to refinance Revolver Real Property Acquisition Loans in the amount of $[_________][to reimburse any Subsidiary Guarantor for any Equity Funded Acquisition][to reimburse or finance a Financed Equity Repurchase in the amount of
5 This Borrowing Request must be delivered to the Administrative Agent in connection with (i) the Term A-3 Loan, on or before 11:00 A.M. (New York City time) not less than one (1) nor more than five (5) Business Days in advance of a request for a Base Rate Loan and not less than three (3) nor more than five (5) Business Days in advance of a request for a LIBOR Loan, (ii) any Revolving Loan or any Multi-Draw Term Loan on or before 11:00 A.M. (New York City time), not less than one (1) nor more than five (5) Business Days in advance of a request for a Base Rate Loan and not less than three (3) nor more than five (5) Business Days in advance of a request for a LIBOR Loan or (iii) any Swingline Loan on or before 1:00 P.M. (New York City time), on a Business Day occurring prior to the Revolving Commitment Expiration Date for a Swingline Loan to be made on such Business Day; provided, however, no Loan shall be made as a LIBOR Loan for an Interest Period extending beyond the applicable Stated Maturity Date. Prior written notice of not less than five (5) Business Days must be given of a proposed refinancing of Revolver Real Property Acquisition Loans with proceeds of Multi-Draw Term Loans.
6 Only applies to Revolving Loans as a Swingline Loan cannot be used to repay a Swingline Loan.
7 May be any Loan Party or any Shell Subsidiary (other than a Permitted JV Investment Subsidiary).
8 Not to exceed $5,000,000 in the aggregate at any time.
9 May be any Loan Party or any Shell Subsidiary (including any Permitted JV Investment Subsidiary).
10 In an amount that (1) together with any other Credit Support provided with respect to such acquisition or Investment does not exceed the Permitted Escrow Amount with respect to such acquisition or Investment and (2) does not exceed $30,000,000 in the aggregate at any time (calculated as Letters of Credit Usage for all Letters of Credit (MDT) plus all outstanding cash earnest money deposits made by any Loan Party in connection with the acquisition of Real Property or JV Real Property or Investment in any Permitted Joint Venture or Permitted JV Investment Subsidiary funded with Multi-Draw Term Loan proceeds).
Borrower Initials:
CatchMark Partnership:

___________

46331338.4

$________]11 [to finance any acquisition or Investment permitted pursuant to Section 7.2.5(a)(vii) or Section 7.2.8(g) of the Credit Agreement].
[In connection with this Borrowing Request for a Term A-3 Loan, the Borrower hereby certifies that the proceeds of such Term A-3 Loan are being applied to finance acquisitions by a Subsidiary Guarantor of [additional Real Property (along with actual and reasonably estimated reasonable fees and out-of-pocket transaction costs and expenses related thereto) that will not be designated Unsecured Real Property][additional Real Property (along with actual and reasonably estimated reasonable fees and out-of-pocket transaction costs and expenses related thereto) that will be designated Unsecured Real Property].
[In connection with this Borrowing Request for a [Term A-3 Loan][Revolving Loan][Multi-Draw Term Loan], the Borrower is delivering concurrent with this request a[n] [Escrow Deposit Certificate][Permitted Joint Venture Investment Certificate] [and a] [Compliance Certificate].]
The Borrower hereby acknowledges that the delivery of this Borrowing Request and the acceptance by the Borrower of the proceeds of the [Term A-3 Loan][Revolving Loan][Swingline Loan][Multi-Draw Term Loan] requested hereby constitute a representation and warranty by the Borrower that, on the date of such [Term A-3 Loan][Revolving Loan][Swingline Loan] [Multi-Draw Term Loan] Borrowing, and before and after giving effect thereto and to the application of the proceeds therefrom, all statements set forth in Section 5.3.1 of the Credit Agreement are true and correct and all conditions precedent set forth in Section [5.1][5.2.1][5.2.2][5.2.3][5.2.4][5.2.5][and] 5.3 have been satisfied.
The Borrower agrees that if prior to the time of the Borrowing requested hereby any matter certified to by it herein will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Administrative Agent shall have received written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct as of the date such Borrowing is made as if then made.
[Please wire transfer the proceeds of the Borrowing as we have specified to you in writing.] [Please wire transfer the proceeds of the Borrowing to the accounts of the following Persons at the financial institutions indicated below:
11 Not to exceed $30,000,000 in the aggregate during the term of the Credit Agreement.
Borrower Initials:
CatchMark Partnership:

___________

46331338.4

Amount to be Transferred	Name of Person to be Paid	Account No.	Name, Address, etc. of Transferee Lender

$			Attention:

$			Attention:

Balance of such proceeds	The Borrower		Attention:
Borrower Initials:
CatchMark Partnership:

___________

46331338.4

The Borrower has caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by their duly Authorized Officers this ______ day of ____________, 20__.

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.
By:    CatchMark Timber Trust, Inc., as
General Partner

By:
Name:
Title:

Borrower Initials:
CatchMark Partnership:

___________

46331338.4

Exhibit B-2
FORM OF CONTINUATION/CONVERSION NOTICE

CoBank, ACB, as Administrative Agent
6340 S. Fiddlers Green Circle
Greenwood Village, Colorado 80111
Attention: Credit Information Services
Fax: (303) 224-6101
E-mail: CIServices@cobank.com; mtousignant@cobank.com

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.
Ladies and Gentlemen:
This Notice is delivered to you pursuant to Section 2.3 of the Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”), the other Loan Parties party thereto from time to time as Guarantors, the various lending institutions as are, or may from time to time become, parties thereto (collectively, the “Lenders”) and, CoBank, ACB as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.
Request For Continuation:
The Borrower hereby requests that the interest rate option(s) applicable to the following [Term A-1][Term A-2][Term A-3][Term A-4][Revolving][Multi-Draw Term] Loan(s) be continued as indicated:
Upon expiration of its current Interest Period, continue the [Term A-1][Term A-2][Term A-3][Term A-4][Revolving][Multi-Draw Term] LIBOR Loan in the principal amount of $____________, the current Interest Period for which expires on [insert date] _______, for a new Interest Period of [check one]:
    __1 month __3 months.

Request for Conversion:
The Borrower hereby requests that the following [Term A-1][Term A-2][Term A-3][Term A-4][Revolving] [Multi-Draw Term] Loan(s) be converted to new interest rate option(s) as indicated:

46331338.4

Description of [Term A-1][Term A-2][Term A-3][Term A-4][Revolving] [Multi-Draw Term] Loan(s) to be Converted [check one]:
___    On [insert date] _________, convert $________________ of the [Term A-1][Term A-2][Term A-3][Term A-4][Revolving] [Multi-Draw Term] Base Rate Loans.
___    Upon expiration of its current Interest Period, convert the [Term A-1][Term A-2][Term A-3][Term A-4][Revolving] [Multi-Draw Term] LIBOR Loan in the principal amount of $_______________, the Interest Period for which expires on [insert date]: __________________
Description of New [Term A-1][Term A-2][Term A-3][Term A-4][Revolving] [Multi-Draw Term] Loan(s) [check all applicable]:
___    to a [Term A-1][Term A-2][Term A-3][Term A-4][Revolving] [Multi-Draw Term] LIBOR Loan in the principal amount of $___________________, for an Interest Period of [check one]:
__1 month __3 months.
___    to a [Term A-1][Term A-2][Term A-3][Term A-4][Revolving] [Multi-Draw Term] Base Rate Loan in the principal amount of $___________________.

The Borrower hereby (a) certifies and warrants that [no Event of Default has occurred and is continuing]12 and (b) agrees that if prior to the time of the continuation and/or conversion requested hereby any matter certified to by them herein will not be true and correct at such time as if then made, they will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the continuation and/or conversion requested hereby the Administrative Agent shall receive written notice to the contrary from the Borrower, each matter certified to herein shall be deemed to be certified at the date of such continuation as if then made.

12 If an Event of Default has occurred, replace text with “no Commitment Termination Event has occurred and no election has been made upon the occurrence and during the continuance of the existing Event[s] of Default by the Administrative Agent or the Required Lenders to prohibit any Loan from being continued as or converted to a LIBOR Loan”

46331338.4

The Borrower has caused this Notice to be executed and delivered, and the certification and warranties contained herein to be made, by their Authorized Officers this __ day of __________, 20__.

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.
By:    CatchMark Timber Trust, Inc., as
General Partner

By:
Name:
Title:

46331338.4

Exhibit C

FORM OF ASSIGNMENT AND ASSUMPTION

This ASSIGNMENT AND ASSUMPTION (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.] Capitalized terms used but not defined herein shall have the meanings given to them in the Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, the “Credit Agreement”), by and among CatchMark Timber Operating Partnership, L.P., as the Borrower, the other Loan Parties party thereto from time to time as Guarantors, certain financial institutions as Lenders and CoBank, ACB, as Administrative Agent, Swingline Lender and Issuing Lender, receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. [Attached hereto is a completed Administrative Questionnaire.] 13

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective Commitments identified below, and (ii) to the extent permitted to be assigned under the Law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.
13 If any Assignee is not an existing Lender, an Administrative Questionnaire must be completed for each such Assignee and attached hereto.

46331338.4

1.    Assignor[s]:        ________________________________

                ______________________________
    [Assignor [is] [is not] a Defaulting Lender]

2.    Assignee[s]:        ______________________________

                ______________________________
    [for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]

3.    Borrower:        CatchMark Timber Operating Partnership, L.P.

4.    Administrative Agent: CoBank, ACB, as the Administrative Agent under the Credit Agreement

5.    Credit Agreement:    The $593,618,604 Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 by and among CatchMark Timber Operating Partnership, L.P., as the Borrower, the other Loan Parties party thereto from time to time as Guarantors, CoBank ACB, as Administrative Agent, Swingline Lender and an Issuing Lender, and certain financial institutions, as the Lenders

6.     Assigned Interest[s]:

Assignor[s]	Assignee[s]	Commitment Assigned	Aggregate Amount of Commitment/ Loans for all Lenders[14]	Amount of Commitment/ Loans Assigned[8]	Percentage Assigned of Commitment/ Loans[15]
			$	$	%
			$	$	%
			$	$	%

[7.    Trade Date:        ______________]

[Signatures Commence on Following Page]

14 Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
15 Set forth, to at least 9 decimals, as a percentage of the Commitment/ Loans of all Lenders thereunder.

46331338.4

Effective Date: _____________ ___, 20___ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S]
[NAME OF ASSIGNOR]

By:______________________________
Title:

[NAME OF ASSIGNOR]

By:______________________________
Title:

ASSIGNEE[S]
[NAME OF ASSIGNEE]

By:______________________________
Title:

[NAME OF ASSIGNEE]

By:______________________________
Title:

[Consented to and]16 Accepted:

CoBank, ACB, as
Administrative Agent

By: _________________________________
Title:

16 To be added only if the consent of the Administrative Agent is required by the terms of the Credit Agreement.

46331338.4

[Consented to:

[NAME OF RELEVANT PARTY]17

By: ________________________________
Title: ______________________________]

17 To be added only if the consent of the Borrower and/or other parties is required by the terms of the Credit Agreement.

46331338.4

Annex 1
standard terms and conditions for assignment and acceptance

1.    Representations and Warranties.

        1.1    Assignor[s]. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is [not] a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of their Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document, or (iv) the performance or observance by the Borrower, any of their Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

        1.2.    Assignee[s]. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 11.11(b)(i)-(vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 11.11(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information

46331338.4

as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

        2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee.

        3.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Assignment and Assumption and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of New York, without regard to conflicts of law principles that require or permit application of the laws of any other state or jurisdiction.

46331338.4

Exhibit D

FORM OF CLOSING DATE CERTIFICATE

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.

This Closing Date Certificate (this “Certificate”) is delivered pursuant to Section 5.1.12 of the Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”), the other Loan Parties party thereto from time to time as Guarantors, the various financial institutions as are, or may from time to time become, parties hereto (collectively, the “Lenders”), and CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings ascribed thereto in the Credit Agreement.

The undersigned duly elected and acting Financial Officer, hereby certifies, represents and warrants, solely in his capacity as an officer of the Borrower and not in his individual capacity, as of the date hereof, as follows:

1.    Authority. Such Financial Officer is authorized and empowered to execute and deliver this Certificate for and on behalf of the Borrower on whose behalf it is acting as a Financial Officer.

2.    Material Governmental Approvals. There are no Material Governmental Approvals required (i) in connection with the execution, delivery or performance by any of the Loan Parties of any of the Material Agreements, (ii) to own, operate or lease the Real Property, or (iii) to operate the business of any Loan Party or any Subsidiary of any Loan Party in the ordinary course (including with respect to activities related to Timber harvesting, building, zoning, sub-division, wildlife protection, mining, drilling, extraction or reclamation with respect to the Real Property referred to in the Material Agreements). No Loan Party or Subsidiary of any Loan Party has failed to obtain any Material Governmental Approval or is in violation of any Material Governmental Approval.

3.    Other Approvals. There are no relevant Governmental Approvals required with respect to any of the transactions contemplated by the Loan Documents. There are no required consents or approvals of any Person necessary to effect the transactions contemplated by the Loan Documents or the Material Agreements.

4.    Material Agreements. All Material Agreements are listed on Annex I hereto and true, correct and complete copies were delivered to the Administrative Agent prior to the date hereof. The copies of such agreements delivered to the Administrative Agent remain true and correct in all material respects.

5.    Appraisal. A true and correct copy of the appraisals or appraisal updates of the Real Property conducted by Sizemore and Sizemore, Inc. that are required to be delivered pursuant to Section 5.1.16(b)(i) of the Credit Agreement has been delivered to the Administrative Agent prior to the date hereof.

6.    Pro Forma Financial Projections. A true and correct copy of the pro forma financial projections for CatchMark Timber and its Subsidiaries for the 24-month period ending December 31, 2019, that are required to be delivered pursuant to Section 5.1.20(b) of the Credit Agreement, was delivered to the Administrative Agent.
7.    Audit. A true and correct copy of the annual audit report for the Fiscal Year ended December 31, 2016 that is required to be delivered pursuant to Section 5.1.20(a) of the Credit Agreement was delivered to the Administrative Agent.
8.    Representations and Warranties. All of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects, provided that such representations and warranties (i) that relate solely to an earlier date are true and correct as of such earlier date and (ii) are true and correct in all respects if they are qualified by a materiality standard.
9.    No Default. No Default or Event of Default has occurred and is continuing or will result after giving effect to the transactions on the Effective Date.
10.    Insurance. The Loan Parties currently maintain the insurance coverage required to be maintained pursuant to Section 7.1.4 of the Credit Agreement.
11.    Accounts. The Loan Parties have directed that all amounts payable to them from their account debtors and other Persons be deposited in or credited to a Pledged Account. Each of the Material Accounts of the Loan Parties is a Pledged Account. The CatchMark TRS Subsidiary Account has been established and is being maintained by CatchMark TRS Subsidiary, proper notice of the same has been provided to the parties to the Fiber Supply Agreement, and all amounts payable to CatchMark TRS Subsidiary under the Fiber Supply Agreement are being deposited in or credited to the CatchMark TRS Subsidiary Account. The Revenue Account has been established and is being maintained by Timberlands II, proper notice of the same has been provided to the parties to the Master Stumpage Agreement, and all amounts payable to CatchMark TRS Subsidiary or Timberlands II under the Master Stumpage Agreement are being deposited in or credited to the Revenue Account.
12.    Indebtedness. All Indebtedness of the Loan Parties has been fully paid, satisfied and discharged (other than Indebtedness permitted under Section 7.2.2) and all Liens in respect of any such Indebtedness have been terminated.

46331338.4

IN WITNESS WHEREOF, the undersigned has executed this certificate in his aforesaid capacity as of the date first set forth above.

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.
By:    CatchMark Timber Trust, Inc., as
General Partner

By:
Name:
Title:

46331338.4

Annex I
MATERIAL AGREEMENTS

46331338.4

Exhibit E

FORM OF COMPLIANCE CERTIFICATE

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.

This Compliance Certificate is delivered by a Financial Officer of the Borrower pursuant to [Section 2.1.1(b)(iv)][Section 5.3.3][Section 7.1.1(c)][Section [__]] of the Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”), the other Loan Parties party thereto from time to time as Guarantors, the various financial institutions as are, or may from time to time become, parties hereto (collectively, the “Lenders”), and CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings ascribed thereto in the Credit Agreement.
The undersigned duly elected Financial Officer of the Borrower, hereby certifies and warrants, solely in his capacity as an officer of the Borrower and not in his individual capacity, that as of __________________18,
[(a) Attached hereto as Attachment A are the [audited/unaudited] [annual/quarterly] [consolidated/consolidating] financial statements as required by Section 7.1.1[(a)/(b)] of the Credit Agreement, for the Fiscal [Year/Quarter] ended ______________, 20__.  Such financial statements (other than any pro forma balance sheets or financial statements) were prepared in accordance with GAAP consistently applied (except as expressly provided in the Credit Agreement), and fairly present the financial position of CatchMark Timber and its Subsidiaries and Consolidated Permitted Joint Ventures [, and each Permitted Joint Venture and its consolidated Subsidiaries, respectively,] during the periods covered thereby and as of the dates thereof.]19

(b) I have reviewed the activities of the Loan Parties and their Subsidiaries, and consulted with appropriate representatives of the Loan Parties and their Subsidiaries during the Fiscal [Year/Quarter] ended ______________, 20__ and reviewed the Credit Agreement and the other Loan Documents.  As of the date of this Compliance Certificate, (i) [before and after giving Pro Forma Effect to [____________], the] [the] Loan Parties are in compliance with the covenants set forth in Section 7.2.4 of the Credit Agreement, and (ii) no Default or Event of Default has occurred and is continuing, [except as disclosed on Attachment B hereto].

(c)
[Applicable for Borrowings over $30,000,000]
18 Compliance Certificates shall be dated (i) [reserved], (ii) the date of the relevant Borrowing if delivered pursuant to Section 5.3.3, (iii) no later than the date the financial statements are delivered (or required to be delivered) pursuant to Section 7.1.1(a) or (b), if delivered pursuant to Section 7.1.1(c), or (iv) as otherwise required by the Credit Agreement.
19 Applicable for compliance certificates delivered together with quarterly and annual financial statements.

[Fixed Charge Coverage Ratio. After giving Pro Forma Effect to such Borrowing, the Fixed Charge Coverage Ratio was ___:1.00, as computed on Attachment C hereto, [satisfying][not satisfying] Section 7.2.4(b) of the Credit Agreement, which requires that the Fixed Charge Coverage Ratio not be less than 1.05:1.00 at any time.
    Loan to Value Ratio. After giving Pro Forma Effect to such Borrowing, the Loan to Value Ratio was __%, as computed on Attachment D hereto, [satisfying][not satisfying] Section 7.2.4(c) of the Credit Agreement, which requires that the Loan to Value Ratio not exceed 50%. [Based on the calculation of the Loan to Value Ratio set forth on Attachment D, on [insert Adjustment Date], the Applicable Margin shall [be increased to [____][be decreased to [_____]20][remain unchanged].]21
OR

[Applicable for Quarterly and Annual Financial Compliance]

Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio was ___:1.00, as computed on Attachment C hereto, [satisfying][not satisfying] Section 7.2.4(b) of the Credit Agreement, which requires that the Fixed Charge Coverage Ratio not be less than 1.05:1.00 at any time.
Loan to Value Ratio. The Loan to Value Ratio was __%, as computed on Attachment D hereto, [satisfying][not satisfying] Section 7.2.4(c) of the Credit Agreement, which requires that the Loan to Value Ratio not exceed 50%. Based on the calculation of the Loan to Value Ratio set forth on Attachment [__], on the [insert Adjustment Date], the Applicable Margin shall [be increased to [____][be decreased to [_____]]22 [remain unchanged].
OR

[Applicable for all other instances in which a Compliance Certificate is required to be delivered, including without limitation, pursuant to Sections 7.2.5(a)(vii)(B) and 7.2.9 of the Credit Agreement]

[Fixed Charge Coverage Ratio. After giving Pro Forma Effect to [___________________], the Fixed Charge Coverage Ratio was ___:1.00, as computed on Attachment C hereto, [satisfying][not satisfying] Section [_____] and Section 7.2.4(b) of the Credit Agreement, which require that the Fixed Charge Coverage Ratio not be less than 1.05:1.00 at any time.
    Loan to Value Ratio. After giving Pro Forma Effect to [___________________], the Loan to Value Ratio was __%, as computed on Attachment D hereto[, [satisfying][not satisfying] Section [_____] and Section 7.2.4(c) of the Credit Agreement, which require that
[1] If a decrease is warranted, the Request for Applicable Margin Change must be checked and completed.
21 Applicable Margin only adjusts if a Multi-Draw Term Loan Borrowing, an Incremental Term Loan Borrowing, or a Revolving Loan Borrowing is in excess of $30,000,000.
[1] If a decrease is warranted, the Request for Applicable Margin Change must be checked and completed.

46331338.4

the Loan to Value Ratio not exceed [45][47.5][50]23%][, and, [satisfying][not satisfying] Section [_____] of the Credit Agreement, which requires that the Loan to Value Ratio not exceed [__%].]

(e) the Aggregate Modified Permitted JV Value of the Timberlands is $[________________], as computed on Attachment F hereto.

(f) Except as set forth on Attachment G, the representations and warranties set forth in the Permitted Joint Venture Investment Certificate with respect to each Permitted Joint Venture that was delivered to the Administrative Agent on or before the date hereof remain true, complete, and correct in all material respects with the same effect as if then made, provided that such representations and warranties (i) that relate solely to an earlier date shall be true and correct as of such earlier date and (ii) shall be true and correct in all respects if they are qualified by a materiality standard.

23 50% is required at all times under Section 7.2.4. But note 45% is required with respect to Section 7.2.5(a)(vii) and 7.2.9(b), (m) and (n); provided that, solely in the case of Section 7.2.5(a)(vii), additional Investments made from and after May 1, 2020 and on or prior to December 31, 2020, in Permitted Joint Ventures existing as of May 1, 2020, 47.5% is required.

46331338.4

Request for Applicable Margin Change
(check box if being requested)

[___]   As a result of the Loan to Value Ratio being [_____] (as set forth on Attachment D hereto), the Borrower hereby requests that the Applicable Margins be recomputed as of [insert Adjustment Date] based upon the reduced level indicated below:

Level Warranted (check one)	Loan to Value Ratio	Applicable Margin for Base Rate for Revolving Loans	Applicable Margin for LIBOR Rate for Revolving Loans and Letter of Credit Fee	Applicable Margin for Base Rate for Multi-Draw Term Credit Facilities	Applicable Margin for LIBOR Rate for Multi-Draw Term Credit Facility	Unused Commitment Fee (Multi-Draw Term Loan, Revolver, and Term A-3 Loan)
Level IV [__]	> 45%	1.20%	2.20%	1.20%	2.20%	0.35%
Level III [__]	< 45% >40%	0.90%	1.90%	0.90%	1.90%	0.30%
Level II [__]	<40% >30%	0.70%	1.70%	0.70%	1.70%	0.20%
Level I [__]	< 30%	0.50%	1.50%	0.50%	1.50%	0.15%

Level Warranted (check one)	Loan to Value Ratio	Applicable Margin for Base Rate for Term A-1 Loan	Applicable Margin for LIBOR Rate for Term A-1 Loan	Applicable Margin for Base Rate for Term A-2 Loan	Applicable Margin for LIBOR Rate for Term A-2 Loan	Applicable Margin for Base Rate for Term A-3 Loan	Applicable Margin for LIBOR Rate for Term A-3 Loan	Applicable Margin for Base Rate for Term A-4 Loan	Applicable Margin for LIBOR Rate for Term A-4 Loan
Level IV [__]	> 45%	0.75%	1.75%	0.90%	1.90%	1.00%	2.00%	0.70%	1.70%
Level III [__]	< 45% >40%	0.75%	1.75%	0.90%	1.90%	1.00%	2.00%	0.70%	1.70%
Level II [__]	<40% >30%	0.75%	1.75%	0.90%	1.90%	1.00%	2.00%	0.70%	1.70%
Level I [__]	< 30%	0.75%	1.75%	0.90%	1.90%	1.00%	2.00%	0.70%	1.70%

46331338.4

IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate in their aforesaid capacity as of the date first stated above.

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.
By:    CatchMark Timber Trust, Inc., as
General Partner

By:
Name:
Title: Chief Financial Officer

46331338.4

ATTACHMENT A
FINANCIAL STATEMENTS
[Attached]

46331338.4

ATTACHMENT B
DEFAULTS OR EVENTS OF DEFAULT

46331338.4

ATTACHMENT C

FIXED CHARGE COVERAGE RATIO

A.	(1)	Consolidated Adjusted EBITDA (See Attachment E)	$ _______
	(2)	any dividend or distribution paid in cash by CatchMark Timber during such period	$ _______
	(3)	((1)+ (2))	$ _______
B.		Cash Interest Expense	$ _______
C.		Fixed Charge Coverage Ratio: The ratio of A(3) to B.	____:1.00

46331338.4

ATTACHMENT D

LOAN TO VALUE RATIO

A.	(1)	Outstanding principal amount of the Loans	$ _______
	(2)	The Aggregate Letter of Credit (Revolver) Usage	$ _______
	(3)	The Aggregate Letter of Credit (MDT) Usage
	(4)	((1) + (2) + (3))	$ _______
B.	(1)
The appraised value of the Real Property, as determined by the most recently delivered appraisals or appraisal updates, together with such adjustments in accordance with Sections 7.1.11(x) and (w) of the Credit Agreement[24]
$ _______
	(2)	Aggregate Modified Permitted JV Value of the Timberlands (See Attachment F)	$ _______
	(3)	Any Excess Netted Cash in an InvestLine Account subject to the Lien of the Administrative Agent or held by an Account Bank in a deposit account subject to the Lien of the Administrative Agent[25]	$ _______
	(4)	((1) + (2) + (3))	$ _______
C.		Loan to Value Ratio: The result of A(4) divided by B(4).	____%

24 For the avoidance of doubt, any transaction that shall require compliance with a specified Loan to Value Ratio shall (1) include in such calculation of Loan to Value Ratio (A) any Excess Netted Cash to be received from the transaction that will be deposited in an InvestLine Account subject to the Lien of the Administrative Agent or held by an Account Bank in a deposit account subject to the Lien of the Administrative Agent and (B) any Real Property to be acquired in such transaction, in each case after giving effect to such transaction and (2) shall exclude in such calculation of Value of the Timberlands (A) any cash consideration to be paid and (B) any Real Property to be Disposed of, in each case after giving effect to such transaction.
25 If no Commitment Termination Event has occurred and is continuing.

46331338.4

ATTACHMENT E
Consolidated Adjusted EBITDA

A. the result of (a) aggregate net income of the Loan Parties and Shell Subsidiaries (without duplication); provided that, for the avoidance of doubt, the results of all Unrestricted Timber Subsidiaries and Permitted Joint Ventures will be excluded therefrom; less (b) to the extent included in arriving at such net income, any gain on Rate Protection Agreements; plus (c) to the extent deducted in arriving at such net income, the sum, without duplication, of (i) income taxes, (ii) total interest expense (including non-cash interest), (iii) depletion and other amortization expense, (iv) with respect to the sale of up to two percent (2%) of the acreage of the Real Property in any Fiscal Year, cash proceeds from such sales equal to the Cost Basis of the Real Property sold (to the extent more than two percent (2%) of the acreage of the Real Property is sold in any Fiscal Year, such Cost Basis shall be calculated for Real Property sales on a chronological basis until such two percent (2%) cap is met), (v) the amount of any cash received representing unearned revenue with respect to a non-refundable option or other similar payments in connection with the sale of Real Property, (vi) any loss on Rate Protection Agreements, (vii) any non-cash expenses representing amounts due to Affiliates, (viii) any non-cash expenses associated with the termination of Timber Leases, (ix) any non-cash expenses incurred in connection with the prepayment of Indebtedness, (x) at the Borrower’s election, any non-cash casualty loss expenses, and (xi) any one-time expenses incurred in connection with the permitted acquisition of Real Property to the extent the add back of such expenses under this definition has been approved by the Administrative Agent; less (d) in the Fiscal Year earned as revenue, the amount of any cash previously included in EBITDA pursuant to clause (c)(v) hereof; plus (e) to the extent deducted in arriving at such net income, the actual amount of reasonable fees and out-of-pocket transaction costs and expenses of CatchMark Timber in connection with the offering and issuance of common stock of CatchMark Timber; plus (f) to the extent deducted in arriving at such net income, non-cash compensation expenses; plus (g) to the extent deducted in arriving at such net income, the actual amount of reasonable fees and out-of-pocket transaction costs and expenses paid by any Loan Party in connection with any acquisition or Investment permitted pursuant to Section 7.2.5(vii) of the Credit Agreement, in an aggregate amount not to exceed $4,000,000; plus (h) to the extent deducted in arriving at such net income, losses on sales of assets (other than as provided in clause (c)(iv) hereof); minus (i) to the extent included in arriving at such net income, gains on sales of assets (other than as provided in clause (c)(iv) hereof); plus (j) the aggregate amount of dividends or similar distributions paid in cash (or converted to cash) to any Loan Party by any Unrestricted Timber Subsidiary or Permitted Joint Venture.
                            $ _______

46331338.4

ATTACHMENT F
MODIFIED PERMITTED JV VALUE OF THE TIMBERLANDS26
A.Equity Value of such Permitted Joint Venture (First-Tier) and its Subsidiaries on a consolidated basis: $ _______
B.Permitted Joint Venture LTV of such Permitted Joint Venture (First-Tier)
and its Subsidiaries on a consolidated basis (Result of ((B)(1) +(B)(2) +(B)(3))
divided by (B)(4)) = _______%

(1)all Indebtedness pursuant to clauses (a), (b), and (c) of the definition thereof of such Permitted Joint of such Permitted Joint Venture: $ _______

(2)Without duplication, all Contingent Liabilities in respect of any of the Indebtedness described in (B)(1): $ _______

(3)all delinquent income and other Taxes, assessments or charges imposed by any Governmental Authority upon it or upon its property: $ _______

    (4) Permitted JV Value of the Timberlands: $________

C.Percentage in below table corresponding to the Permitted Joint Venture
    LTV calculated in (B) above =     _______%

Permitted Joint Venture LTV	Percentage
Less than or equal to 35%	65%
Greater than 35% but less than 50%	35%
Greater than or equal to 50%	0%

D.    Modified Permitted JV Value of the Timberlands:
(A)multiplied by (C)27 $_________

AGGREGATE MODIFIED PERMITTED JV VALUE OF THE TIMBERLANDS
26 To be completed for each Permitted Joint Venture (First Tier) and its Subsidiaries on a consolidated basis.
27 If and for so long as any JV Credit Condition occurs and is continuing with respect to any Permitted Joint Venture (First-Tier) or any of its Subsidiaries, such Permitted Joint Venture (First-Tier) and its Subsidiaries shall contribute $0 to the Modified Permitted JV Value of the Timberlands.

A.Modified Permitted JV Value of the Timberlands for all Permitted Joint Ventures

(1) [JOINT VENTURE 1]    $________

(2) [JOINT VENTURE 2]    $________

B.    Aggregate Modified Permitted JV Value of the Timberlands:
    The sum of A(1) plus A(2) [plus …]        $ _______

46331338.4

Annex 1
Appraisal and Calculation of any Modifications
[Attached]

46331338.4

ATTACHMENT G
DISCLOSURES WITH RESPECT TO PERMITTED JOINT VENTURE INVESTMENT CERTIFICATES

46331338.4

Exhibit F

FORM OF LANDLORD ESTOPPEL CERTIFICATE

    The undersigned Lessor hereby certifies to [INSERT NAME OF LANDHOLDER], a [STATE] [TYPE OF ENTITY] (“Lessee”) and CoBank, ACB, as Administrative Agent (in such capacity, and together with its successors and assigns, “Administrative Agent”) for certain lenders and other secured parties that:

    (i)    _________________________________ (“Lessor”) is the current lessor under that certain ______________________________ dated as of __________, _______ [describe lease and all amendments and assignments] (the “Lease”) with [LANDHOLDER], whereby Lessor sold and conveyed to Lessee the timber of every kind and species then lying, standing or growing on the lands herewith described and leased to Lessee being that certain real property owned by Lessor in ________ County, ____________ (the “Leased Premises”).

        (ii)    Lessee is the present lessee under the Lease;
(ii)    Lessor is the fee simple owner of the Leased Premises;
    (iii)    Attached hereto as Exhibit A is a true, correct and complete copy of the Lease (including all amendments thereto) in effect by and between Lessor and Lessee;
    (iv)    The Lease is in full force and effect in accordance with its terms, and has not been modified or amended except as set forth in Exhibit A;
    (v)    The present term of the Lease expires on _______________ and is subject to _______ renewal options each of          (__) years in duration;
    (vi)    As of the dated indicated below, the current [monthly/annual rent] and other sums due to Lessor under the Lease is $_________, and all current [monthly/annual rent] has been paid to Lessor through and including the rental payment due _____________, 20__;
    (vii)    The current address for delivery of rental payments to Lessor is as follows:
    _____________________________                            _____________________________                            _____________________________                            _____________________________; and

46331338.4

the current address for delivery of any written notice to Lessor required under the Lease is as follows (if different from the above address from rental payments):
_____________________________                            _____________________________                            _____________________________                            _____________________________;
    (viii)    Neither Lessee nor Lessor is in default under the Lease, nor has any event occurred which by the passage of time (subject to any notice provisions in the Lease) would result in a default by either Lessee or Lessor under the Lease;
(ix)    Lessor shall provide notice of any default under the Lease to Administrative Agent (together with its successors and assigns, and any other holder of a mortgage thereon, individually and collectively, “Mortgagee”) and afford Mortgagee a reasonable time to cure same. For purposes of this Landlord Estoppel Certificate, notices shall be provided to Mortgagee by hand delivery, by overnight courier service, or by certified U.S. Mail, return receipt requested, to the following address (which may be amended by Mortgagee from time to time upon written notice to Lessor at the address in paragraph (vii) above:
        CoBank, ACB, as Administrative Agent                            6340 S. Fiddlers Green Circle                                    Greenwood Village, Colorado 80111                                Attn: Credit Information Services
Any default which is impossible for Mortgagee to cure (such as bankruptcy of Lessee) shall be waived as long as Mortgagee diligently proceeds to obtain possession of the Leased Premises and cures all other continuing defaults. However, if the Lease shall terminate for any reason (other than a termination as a result of the failure of Mortgagee to cure any default reasonably capable of being cured by Mortgagee as provided above), Lessor agrees upon Mortgagee’s request to enter into a new lease with Mortgagee as of the date of the termination on the same terms and priority as the Lease and for the remainder of the term;
(x)    Lessor agrees that amendments of the Lease made without Mortgagee’s consent will not be binding on Mortgagee; and
(xi)    Lessor has the power and right to execute this Landlord Estoppel Certificate without obtaining the consent or approval of any other person or entity. The party executing this Landlord Estoppel Certificate on behalf of Lessor is duly authorized to act for and on behalf of Lessor.
Lessor acknowledges that Administrative Agent and the respective lenders for whom it is agent and its respective successors and/or assigns will rely on this Landlord Estoppel Certificate in connection with certain financing provided to Lessee and that Lessor will be estopped from

46331338.4

raising any claim or term with respect to the Lease which is contrary to the certifications made by Lessor herein.

LESSOR:

                            __________________________

                            By: ______________________
                            Name: ____________________
                            Title: _____________________

                            Date: ____________, 20___
.

46331338.4

Exhibit G

FORM OF COLLATERAL ASSIGNMENT OF [_______________]

COLLATERAL ASSIGNMENT OF [_______________], dated as of [__________] (as amended, restated or otherwise modified from time to time, this “Agreement”), among (i) [NAME OF ASSIGNING LOAN PARTY], a [_______] [____________] (the “Assignor”), and (ii) COBANK, ACB, in its capacity as the administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties.
W I T N E S S E T H:
WHEREAS, the Assignor and [_______________] (the “Counterparty”) are parties to a certain [_______________], dated as of [_______ __], 20[__] (as amended, restated or otherwise modified from time to time, the “Subject Agreement”), pursuant to which [_______________________________________];
WHEREAS, pursuant to the Subject Agreement, the Counterparty has made certain representations, warranties and covenants in favor of the Assignor, and the Counterparty has agreed to indemnify the Assignor in certain respects;
WHEREAS, CatchMark Timber Operating Partnership, L.P. (the “Borrower”), the other Loan Parties party thereto from time to time as Guarantors, various financial institutions (collectively, the “Lenders”) and the Administrative Agent are parties to that certain Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement), pursuant to which the Lenders have extended certain financial accommodations to the Borrower; and
WHEREAS, it is a condition to the extension of certain additional financial accommodations to the Borrower that the Assignor collaterally assign to the Administrative Agent, for the benefit of itself and the other Lender Parties on a first priority perfected basis, all of the Assignor’s rights, benefits and remedies under the Subject Agreement;
NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby confirmed, the Assignor agrees as follows:
SECTION 1.Security for Obligations. As security for the payment and performance of all of the Obligations, the Assignor hereby collaterally assigns, transfers and grants to the Administrative Agent, for the benefit of itself and the other Lender Parties, a first priority perfected security interest in all of the Assignor’s respective rights and remedies with respect to the Subject Agreement, including (a) all right, title and interest in and to any and all sums due to the Assignor under the Subject Agreement and (b) all rights, benefits and remedies of the Assignor with respect to (i) any breach by the Counterparty of any of its representations, warranties and covenants under the Subject Agreement and (ii) any indemnification from the Counterparty arising under or pursuant to the Subject Agreement.
SECTION 2.Exercise of Rights. At any time other than during the existence of an Event of Default (insofar as the Assignor may have any right, benefit, privilege or claim against the Counterparty under the Subject Agreement (including rights, benefits and remedies with respect to indemnification), the Assignor will use prudent business judgment concerning the enforcement of such rights and benefits and, if in the exercise of such judgment, the Assignor determines to enforce such rights, benefits or remedies, the Assignor will enforce the same diligently and in good faith. [The Assignor agrees to cause the Counterparties to make all payments to be made under the Subject Agreement by means of electronic wire transfer directly to the ____________ Account (Account No. _________________ at [NAME OF BANK], or such other account as the Administrative Agent shall designate to the Assignor and the Counterparties as the _____________ Account).]
SECTION 3.Authorization of Administrative Agent. During the existence of an Event of Default, the Assignor hereby irrevocably authorizes and empowers the Administrative Agent or its agent, in the Administrative Agent’s sole discretion, to assert, either directly or on behalf of the Assignor any right, privilege or claim the Assignor may, from time to time have, against the Counterparty under the Subject Agreement, as the Administrative Agent may deem proper, and to receive and collect any and all damages, awards and other monies resulting therefrom and all other sums due from the Counterparty under the Subject Agreement and to apply the same on account of any of the Obligations as the Administrative Agent may determine. In no event, however, shall the Administrative Agent be obligated to assert any such right, privilege or claim of the Assignor or to collect any sums and the Administrative Agent’s failure to do so shall not give rise to any liability to the Assignor or any other Persons.
SECTION 4.Attorney-in-Fact. The Assignor hereby irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as its true and lawful attorney (and agent-in-fact) for the purposes of enabling the Administrative Agent or its agent, upon the occurrence and during the continuance of any Event of Default, to assert and collect such rights, benefits, privileges, claims and sums (including (i) seeking, demanding and receiving payments due under the indemnities in the Subject Agreement and endorsing checks or other instruments or orders in connection therewith, (ii) giving acquittance for each and every payment due or to become due, under or arising out of any of such indemnities to which the Assignor is or may become entitled, (iii) enforcing compliance by the Counterparty and any other party obligated in respect of the Subject Agreement and (iv) filing claims, taking any action or instituting or appearing in any proceedings

46331338.4

which the Administrative Agent may deem to be necessary or advisable in connection with the Subject Agreement) and to apply such monies in the manner set forth hereinabove. The power of attorney granted pursuant to this section is coupled with an interest.
SECTION 5.Information; Amendment. The Assignor shall keep the Administrative Agent fully informed of all circumstances bearing upon the rights, benefits and remedies and sums due under the Subject Agreement, and the Assignor shall not waive, amend, alter or modify any of its rights or remedies under the Subject Agreement without the prior written consent of the Administrative Agent, which consent shall not be unreasonably withheld or delayed. The Assignor shall, promptly after obtaining knowledge thereof, advise the Administrative Agent in writing of any default by the Counterparty or the Assignor in the observance or performance of any of the Counterparty’s or the Assignor’s respective obligations under the Subject Agreement.
SECTION 6.Continued Effectiveness. This Agreement shall continue to be effective until all of the Obligations have been paid in full in cash and performed in full and all Commitments have been irrevocably terminated.
SECTION 7.Applicable Law; Successors and Assigns. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK AND SHALL BE BINDING UPON THE PARTIES THERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.
SECTION 8.Continuing Obligations. Notwithstanding the foregoing, the Assignor expressly acknowledges and agrees that it shall remain liable under the Subject Agreement to observe and perform all of the conditions and obligations therein contained to be observed and performed by it, and that neither this Agreement, nor any action taken pursuant hereto, shall cause the Administrative Agent to be under any obligation or liability in any respect whatsoever to any party to the Subject Agreement for the observance or performance of any of the representations, warranties, conditions, covenants, agreements or terms therein contained unless expressly assumed by the Administrative Agent.
SECTION 9.Representations and Warranties. As a material inducement to the Administrative Agent and the Lenders to extend certain additional financial accommodations to the Borrower under the Credit Agreement, the Assignor makes the following representations and warranties:

46331338.4

(a)    Authorization. The execution, delivery and performance by the Assignor of this Agreement and the Subject Agreement have been duly authorized by all necessary action on the part of the Assignor and do not require any approval or consent of any other Person, except approvals or consents which have been duly obtained and are in full force and effect;
(b)    Execution and Delivery; Binding Agreement. This Agreement has been duly executed and delivered on behalf of the Assignor by the appropriate officer of the Assignor, and constitutes the valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and subject to general equitable principles (regardless of whether considered in a proceeding in equity or at law); and
(c)    Subject Agreement. The Subject Agreement is in full force and effect in accordance with its terms, there are no defaults thereunder and the Assignor has not otherwise assigned, mortgaged, pledged, transferred or hypothecated the Assignor's right, title and interest in and to the Subject Agreement except as permitted under the Credit Agreement.
SECTION 10.General.
(a)Notices. All notices and other communications provided to any party hereto under this Agreement shall be in writing, shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopier, and addressed to such party as follows:
If to the Assignor:    c/o CatchMark Timber Trust, Inc.
5 Concourse Parkway, Suite 2650
Atlanta, GA 30328
Attention: Ursula Godoy-Arbelaez
Facsimile No.: (855) 865-8223

If to the
Administrative Agent:    CoBank, ACB
as Administrative Agent
6340 S. Fiddlers Green Circle
Greenwood Village, Colorado 80111
Attention: Credit Information Services Telecopier No.: 303-224-6101
The above parties may, by notice given hereunder, designate any further or different addresses to which subsequent notices or other communications shall be sent. Notices sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices sent by telecopier shall be deemed to have been given when sent (except that, if not given during normal business hours for

46331338.4

the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).
(b)Entire Agreement. This Agreement constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.
(c)Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE FEDERAL OR STATE COURTS OF NEW YORK LOCATED IN THE BOROUGH OF MANHATTAN AND IN THE COUNTY OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH OF THE PARTIES HERETO FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PARTY HERETO HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.
(d)Waiver of Jury Trial, etc. EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES HERETO. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS

46331338.4

PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT TO ENTER INTO THIS AGREEMENT.
(e)Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart signature page to this letter by facsimile or by e-mail transmission shall also deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Agreement.
(f)Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
(g)Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provisions in any other jurisdiction.
(h)Amendment, Waiver. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the parties hereto.
(i)Survival. All agreements, statements, representations and warranties made by the Assignor herein shall be considered to have been relied upon by the Administrative Agent and the Lender Parties and shall survive the execution and delivery of this Agreement.
(j)No Waiver; Remedies Cumulative. No failure or delay on the part of the Administrative Agent in exercising any right, power or privilege hereunder and no course of dealing between the Assignor and the Administrative Agent shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other exercise, or the further exercise, of any other right, power or privilege hereunder. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which the Administrative Agent, or the Assignor would otherwise have.

46331338.4

IN WITNESS WHEREOF, this instrument has been duly executed and delivered, as of the [__] day of [___________], 20[__].

[NAME OF ASSIGNOR]
By:
Name:
Title:

COBANK, ACB, in its capacity as Administrative Agent By: Name: Title:

Collateral Assignment of[____________________]
Signature Page

46331338.4

CONSENT AND ESTOPPEL
The undersigned hereby consents to the terms of the Collateral Assignment of [_______________] (the “Agreement”; capitalized terms used in this Consent and not defined herein shall have the meanings given such terms in the Agreement), and agrees that the Administrative Agent shall have the right to assert and enforce any or all of the rights of the Assignor assigned thereunder in accordance with the terms and provisions of the Subject Agreement so collaterally assigned. The undersigned agrees and acknowledges that none of the Administrative Agent or any other Lender Party shall be deemed to have assumed any of the obligations or liabilities of the Assignor under the Subject Agreement by reason of such collateral assignment. The undersigned confirms that the Subject Agreement has not been modified and is in full force and effect, and to the knowledge of the undersigned no default exists under the Subject Agreement. [Each of the undersigned agrees to make all payments to be made by it under the Subject Agreement in the manner and to the account described in Section 2 of the Agreement.]

[CONSENTING PARTY] By: Name: Title:

46331338.4

EXHIBIT H
FORM OF JOINDER AGREEMENT
THIS JOINDER AGREEMENT (this “Joinder Agreement”), dated as of _________, _______, is among __________________, a _______________ [corporation/limited liability company/partnership/other] (“New Subsidiary”), CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P. (the “Borrower”), each of the Loan Parties party hereto, and COBANK, ACB, as the Administrative Agent (the “Administrative Agent”) under that certain Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017, among the Borrower, the other Loan Parties party thereto from time to time as Guarantors, the Administrative Agent, and the lenders party thereto from time to time (“Lenders”) (as amended, modified, extended or restated from time to time, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings provided in the Credit Agreement.
The Borrower is required by Subsection 7.1.9 of the Credit Agreement to cause New Subsidiary to become a party to this Joinder Agreement. New Subsidiary will obtain benefits as a result of the continued extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desires to execute and deliver this Joinder Agreement. Therefore, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lenders to continue to extend credit to the Borrower under the Credit Agreement, each of New Subsidiary, the Borrower, the other Loan Parties and the Administrative Agent, for the benefit of itself and the Lender Parties, hereby acknowledge, agree and confirm as follows:
1.Joinder. New Subsidiary hereby agrees that effective on the date hereof it hereby is and shall be deemed to be, and assumes the obligations of, a “Loan Party,” “Subsidiary Guarantor” and “Guarantor” jointly and severally under and as defined in the Credit Agreement, an “Additional Grantor” and a “Grantor” jointly and severally under and as defined in each of the Security Agreement and the Pledge Agreement (collectively, the “Security Documents”), and a “Loan Party” jointly and severally under and as defined in each other Loan Document; and, as such, New Subsidiary hereby agrees that from the date hereof and until payment in full in cash of all Obligations and the performance of all other obligations of each of the Loan Parties under the Loan Documents, New Subsidiary shall perform, comply with, and be subject to and bound by each of the terms and provisions of the Credit Agreement, each of the Security Documents and each of the other Loan Documents jointly and severally with the other Loan Parties, Additional Grantors, and Grantors party thereto, as if New Subsidiary were an original party thereto. Without limiting the generality of the foregoing, New Subsidiary hereby represents and warrants that (i) each of the representations and warranties set forth in Article VI of the Credit Agreement, as modified by Schedule B hereto, applicable to New Subsidiary as a Loan Party or a Subsidiary of a Loan Party is true and correct in all material respects on and as of the date hereof (provided that such representations and warranties are true and correct in all respects if they are qualified by a materiality standard in the Credit Agreement), (ii) each of the representations and warranties set forth in Article III of the

Security Agreement, as modified by Schedule C-1 hereto, applicable to New Subsidiary as an Additional Grantor, Grantor or Loan Party is true and correct in all material respects on and as of the date hereof (provided that such representations and warranties are true and correct in all respects if they are qualified by a materiality standard in the Security Agreement), (iii) each of the representations and warranties set forth in Article III of the Pledge Agreement, as modified by Schedule C-2 hereto, applicable to New Subsidiary as an Additional Grantor, Grantor or Loan Party is true and correct in all material respects on and as of the date hereof (provided that such representations and warranties are true and correct in all respects if they are qualified by a materiality standard in the Pledge Agreement) and (iv) New Subsidiary has heretofore received a true and correct copy of the Credit Agreement, each of the Security Documents and each of the other Loan Documents (including any modifications thereof or supplements or waivers thereto) in effect on the date hereof.
2.Covenants. New Subsidiary covenants and agrees that, from the date hereof and until payment in full in cash of all Obligations and the performance of all other obligations of the Loan Parties under the Loan Documents, New Subsidiary will perform and observe, and cause each of its Subsidiaries to perform and observe, all of the terms, covenants and agreements set forth in the Security Documents and the other Loan Documents that are required to be, or that any Loan Party has agreed to cause to be, performed or observed by the Loan Parties or the Subsidiaries of the Loan Parties, including, without limitation, the covenants set forth in Article VII of the Credit Agreement and the Events of Default set forth in Article VIII of the Credit Agreement.
3.Security Interest. New Subsidiary hereby collaterally assigns, mortgages and pledges to the Administrative Agent for its benefit and for the ratable benefit of the Lender Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of the Lender Parties, as collateral for the Secured Obligations (as defined in the Security Agreement), a pledge and assignment of, and a security interest in, all of the right, title and interest of New Subsidiary in and to New Subsidiary’s Collateral (as defined in the applicable Security Document), whether now owned or hereafter acquired, subject to all of the terms and provisions of each applicable Security Document.
4.Amendments to Schedules. Each of New Subsidiary and the other Loan Parties party hereto acknowledges and agrees that the information on the schedules to the Credit Agreement is hereby amended to provide the information shown on the attached Schedule B. Each of New Subsidiary and the other Loan Parties party hereto acknowledges and agrees that the information on the schedules to the Security Agreement are hereby amended to provide the information shown on the attached Schedule C-1 and the information on the schedules to the Pledge Agreement are hereby amended to provide the information shown on the attached Schedule C-2. By its signature hereto, the Administrative Agent hereby accepts in its sole discretion pursuant to Section 11.1(a) of the Credit Agreement such supplements and updates to the schedules of the Credit Agreement, Security Agreement and Pledge Agreement.

5.Pledged Equity Interests. Each of New Subsidiary and the other Loan Parties party hereto acknowledges and confirms that the Pledged Equity Interests described in the attached Schedule C-2 are part of the Pledged Equity Interests within the meaning of the Pledge Agreement and are part of the Collateral and secure all of the Secured Obligations as provided in the Pledge Agreement.
6.Additional Joinder Documents. Pursuant to Section 7.1.9(d) of the Credit Agreement, on or before the date hereof, (i) the Administrative Agent shall receive counterparts to this Joinder Agreement duly executed and delivered on behalf of each existing Loan Party, New Subsidiary and the Administrative Agent and (ii) New Subsidiary hereby covenants and agrees to execute and/or deliver to the Administrative Agent each of the Joinder Documents listed on Schedule A hereto in form and substance acceptable to the Administrative Agent in its sole discretion.
7.Further Assurances. In furtherance of the foregoing, New Subsidiary and each other Loan Party shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be reasonably necessary in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Joinder Agreement.
8.Representations and Warranties of Loan Parties. In order to induce the Administrative Agent to enter into this Joinder Agreement, each Loan Party (including New Subsidiary) hereby jointly and severally (a) represents and warrants that as of the date hereof (i) the recitals set forth above are true and correct in all material respects, (ii) each of the representations and warranties of any Loan Party or any Subsidiary of any Loan Party contained in the Credit Agreement (as modified by this Joinder Agreement) and in the other Loan Documents (as modified by this Joinder Agreement) is true and correct in all material respects as if made on such date, provided that such representations and warranties (x) that relate solely to an earlier date shall be true and correct as of such earlier date and (y) shall be true and correct in all respects if they are qualified by a materiality standard, and (iii) no Default or Event of Default has occurred and is continuing, and (b) agrees that the incorrectness in any respect (or in any material respect if such representation or warranty is not by its terms already qualified as to materiality) of any representation and warranty contained in this Joinder Agreement shall constitute an immediate Event of Default.
9.Required Consents and Approvals. All consents and approvals required to be obtained in connection with the transactions contemplated by the Joinder Documents have been obtained from (1) all relevant Governmental Authorities and (2) any other Person whose consent or approval is necessary or the Administrative Agent has reasonably deemed appropriate to effect such transactions.
10.Additional Representations, Warranties and Covenants Regarding New Subsidiary. Each of New Subsidiary and the other Loan Parties party hereto represents and warrants that the New Subsidiary is and will continue to be a [QRS][TRS]

Subsidiary, and shall be subject to the covenants set forth in Section 6.24.1[(e)][(f)] of the Credit Agreement.
11.Reaffirmation. Each of the Borrower, New Subsidiary and the other Loan Parties confirms that all of its obligations under the Credit Agreement, the Notes and the other Loan Documents are, and upon New Subsidiary becoming a “Loan Party”, “Additional Grantor”, “Grantor”, “Subsidiary Guarantor” and “Guarantor” shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon New Subsidiary becoming a “Loan Party” under any Loan Document, the term “Obligations”, as used in the Credit Agreement and the other Loan Documents, shall include all obligations of New Subsidiary under the Credit Agreement, the Notes and under each other Loan Document.
12.Counterparts. This Joinder Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together one and the same agreement. Delivery of an executed counterpart of a signature page to this Joinder Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.
13.Interpretation. This Joinder Agreement shall be governed by and shall be construed and enforced in accordance with all provisions of the Credit Agreement.
14.Successors and Assigns. This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
15.GOVERNING LAW; WAIVER OF JURY TRIAL. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS JOINDER AGREEMENT OR ANY AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH.

[Remainder of page intentionally left blank. Signatures appear on following page.]

IN WITNESS WHEREOF, each of the Borrower, New Subsidiary, the other Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the Lender Parties, has caused this Joinder to be duly executed by its authorized officer as of the day and year first above written.
BORROWER:

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.

By: CATCHMARK TIMBER TRUST, INC., as General Partner

By: __________________________
Name:
Title:

[NEW SUBSIDIARY]

By:
Name:
Title:

46331338.4

OTHER LOAN PARTIES:

CATCHMARK TRS HARVESTING OPERATIONS, LLC

By:    FOREST RESOURCE CONSULTANTS, INC., as Manager

By:
Name:
Title:

CATCHMARK TIMBER TRUST, INC.

By:    ___________________________________
Name:
Title:

TIMBERLANDS II, LLC

By: CATCHMARK TIMBER OPERATING PARTNERSHIP, LP, as Manager
By: CATCHMARK TIMBER TRUST, INC., as General Partner

By: __________________________
Name:
Title:

CATCHMARK TIMBER TRS, INC.

By:    ___________________________________
Name:
Title:

[Signatures continue on following page]

46331338.4

[Signatures continued from previous page]

CATCHMARK HBU, LLC

By: CATCHMARK TIMBER OPERATING
PARTNERSHIP, LP, as Manager
By: CATCHMARK TIMBER TRUST, INC.,
as General Partner

By: __________________________
Name:
Title:

CATCHMARK TEXAS TIMBERLANDS GP, LLC
By: TIMBERLANDS II, LLC, as Sole Member
By: CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., as Sole Manager and Member
By: CATCHMARK TIMBER TRUST, INC., a Maryland corporation, as General Partner

By: __________________________
Name:
Title:

CATCHMARK TEXAS TIMBERLANDS, L.P.
By: CATCHMARK TEXAS TIMBERLANDS GP, LLC, as General Partner
By: TIMBERLANDS II, LLC, as Sole Member
By: CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P., as Sole Manager and Member
By: CATCHMARK TIMBER TRUST, INC., as General Partner

By: __________________________
Name:
Title:

[Signatures continue on following page]

46331338.4

[Signatures continued from previous page]

CATCHMARK TRS INVESTMENTS, LLC

By:    CATCHMARK TIMBER TRS, INC., as sole Member

    By:    ___________________________________
    Name:
    Title:

CATCHMARK TRS MANAGEMENT, LLC

By:    CATCHMARK TIMBER TRS, INC., as sole Member

    By:    ___________________________________
    Name:
    Title:

CATCHMARK TRS HARVESTING OPERATIONS II, LLC

    By: AMERICAN FOREST MANAGEMENT, INC.,
         as Manager

        By:
Name:
Title:
CATCHMARK SOUTHERN HOLDINGS II GP, LLC

By: TIMBERLANDS II, LLC, as sole Member
    By: CATCHMARK TIMBER OPERATING              PARTNERSHIP, L.P., as Manager

By: CATCHMARK TIMBER TRUST, INC.,         as General Partner

         By: _______________________________
     Name:
     Title:

46331338.4

[Signatures continue on following page]
[Signatures continued from previous page]

CATCHMARK SOUTHERN TIMBERLANDS II, L.P.
By: CATCHMARK SOUTHERN HOLDINGS II GP, LLC, as General Partner
    By: TIMBERLANDS II, LLC,
         as sole Member
        By: CATCHMARK TIMBER OPERATING                 PARTNERSHIP, L.P., as Manager
            By: CATCHMARK TIMBER TRUST,
INC., as General Partner

             By: _____________________________
          Name:
         Title:

CATCHMARK SOUTH CAROLINA TIMBERLANDS, LLC
    By: TIMBERLANDS II, LLC,
         as sole Member
        By: CATCHMARK TIMBER OPERATING                  PARTNERSHIP, L.P., as Manager
By: CATCHMARK TIMBER TRUST,
INC., as General Partner

By: __________________________
Name:
Title:

CATCHMARK LP HOLDER, LLC
By: CATCHMARK TIMBER TRUST, INC., as sole Member

By: ________________________________
Name:
Title:

    CTT EMPLOYEE, LLC

46331338.4

By:
Name:
Title:

CREEK PINE HOLDINGS, LLC

By:
Name:
Title:

TRIPLE T GP, LLC

By:
Name:
Title:

CATCHMARK TRS CREEK MANAGEMENT, LLC

By:
Name:
Title:

[ADD SIGNATURE BLOCKS FOR ANY OTHER LOAN PARTIES EXISTING ON DATE OF JOINDER]

46331338.4

COBANK, ACB,
as the Administrative Agent

By:
Name:
Title:

46331338.4

SCHEDULE A
Joinder Documents
[Note: Items on Schedule A may be made post-closing or waived in the sole discretion of the Administrative Agent per Section 7.1.9 of the Credit Agreement and the definition of “Joinder Documents”]

1.[Original certificates evidencing all of the issued and outstanding shares of capital stock and other Equity Interests of such Subsidiary pursuant to the terms of the Pledge Agreement, which certificates shall be accompanied by undated stock and other powers duly executed in blank by each relevant pledgor;
2.Any Real Property Documents or modifications to Real Property Documents requested by the Administrative Agent in its sole discretion;
3.An Account Control Agreement for all deposit, securities or commodity accounts of such Person unless such account is an Excluded Account;
4.A duly executed Collateral Assignment of Material Agreement or a duly executed Reaffirmation of Collateral Assignment of Material Agreement, as applicable, with respect to any Material Agreements to which it is a party, to the extent requested by the Administrative Agent;
5.a Solvency Certificate duly executed by an Authorized Officer of CatchMark Timber and Timberlands II;
6.A certificate of the Secretary, Assistant Secretary or Manager of such Person (upon which certificate each Lender Party may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary or Manager of such Person canceling or amending such prior certificate), as to:
a.resolutions of its board of directors (or equivalent body) then in full force and effect authorizing the execution, delivery and performance of each Loan Document to be executed by it;
b.each Organizational Document of such Person; and
c.the incumbency and signatures of each officer (including each Authorized Officer) of such Person that is authorized to act with respect to each Loan Document executed by it;
7.Good standing certificates for each jurisdiction where the Collateral of such Person is located and each other jurisdiction where such Person is organized and authorized (or should be authorized under the Laws) to conduct business;

46331338.4

8.Legal opinions, dated on or about the date of such Joinder Agreement, and addressed to the Administrative Agent and all the Lenders, from New York, the jurisdiction of formation for such Person and such other jurisdictions as the Administrative Agent may reasonably request;
9.Evidence of the insurance coverage required to be maintained pursuant to Section 7.1.4 of the Credit Agreement, which insurance shall be satisfactory to the Administrative Agent and shall be subject to satisfactory endorsements in favor of the Administrative Agent;
10.Search reports certified by a party acceptable to the Administrative Agent, dated a date reasonably near (but prior to unless otherwise consented to by the Administrative Agent in its sole discretion) the date of the applicable Joinder Agreement, listing all effective U.C.C. financing statements, federal and state tax Liens, and judgment Liens which name such Person or its prior direct parent, if applicable, as the debtor, and which are filed in each jurisdiction in which U.C.C. filings are to be made pursuant to this Agreement or the other Loan Documents and in such other jurisdictions as the Administrative Agent may reasonably request, together with copies of such financing statements;
11.Evidence satisfactory to the Administrative Agent that all necessary U.C.C. financing statements naming such Person as the debtor and the Administrative Agent as the secured party have been properly filed (or delivered for filing) in all jurisdictions as may be necessary or, in the opinion of the Administrative Agent, desirable to perfect the first priority security interest of the Administrative Agent in the Collateral subject thereto;
12.Evidence satisfactory to the Administrative Agent of the filing (or delivery for filing) of appropriate trademark, copyright and patent security supplements with the United States Patent and Trademark Office and/or United States Copyright Office, as applicable, to the extent relevant in order to perfect the first priority security interest of the Administrative Agent therein;
13.Evidence of completion of all other actions, reasonably requested by the Administrative Agent, in order to perfect its first priority security interest in the Collateral the subject thereof;
14.To the extent requested by any Lender, any documentation or other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation, the USA Patriot Act and any other Anti-Terrorism Laws;
15.All other reasonable requests of the Administrative Agent made with respect to such Person, Joinder Agreement or the transactions related thereto.]

46331338.4

SCHEDULE B

Supplements to Items of Schedule I of the Credit Agreement

46331338.4

SCHEDULE C-1

Updated Schedules to the Security Agreement

46331338.4

SCHEDULE C-2

Updated Schedules to the Pledge Agreement

46331338.4

EXHIBIT I

FORM OF PERMITTED JOINT VENTURE INVESTMENT CERTIFICATE

[NAME OF PERMITTED JOINT VENTURE]

[_______], 20__

This Permitted Joint Venture Investment Certificate (this “Certificate”) is delivered pursuant to Sections [5.2.3][,] 7.2.5(a)(vii) and 7.3.1 of the Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”), the other Loan Parties party thereto from time to time as Guarantors, the various financial institutions as are, or may from time to time become, parties hereto (collectively, the “Lenders”), and CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings ascribed thereto in the Credit Agreement.

The undersigned, a duly elected and acting Authorized Officer of the Borrower, hereby certifies, represents and warrants, solely in his capacity as an officer of the Borrower and not in his individual capacity, as of the date hereof, as follows:

[NAME OF PERMITTED JOINT VENTURE]28 (the “Joint Venture”) is Domestic

The Joint Venture’s primary business is and will at all times remain (prior to the dissolution and termination of the Joint Venture) the acquisition, ownership, holding and Disposition of JV Real Property, incidental personal property related thereto and proceeds thereof, the operation and management of JV Real Property, including the selling and harvesting of JV Timber by the Joint Venture or by others pursuant to JV Timber rights granted by the Joint Venture and the transacting of any and all lawful business under the laws of the state of the Joint Venture’s organization that is incidental, necessary and appropriate to accomplish the foregoing.

The Loan Parties and their Subsidiaries do not own, directly or indirect, more than 50% of the Equity Interests of the Joint Venture on a fully diluted basis.

Attached hereto as Exhibit A is each Organizational Document of the Joint Venture.

The Joint Venture’s Organizational Documents comply with Section 7.3.10.

28 This exhibit assumes an Investment in a Permitted Joint Venture (First-Tier) that does not have any Subsidiaries. Appropriate modifications should be made to reflect the circumstances of the relevant Investment.

46331338.4

The percentage and type of Equity Interests owned by [NAME OF LOAN PARTY INVESTOR] in the Joint Venture is attached hereto as Exhibit B.

[A true, complete and correct copy of the Investment Allocation Policy is attached hereto as Exhibit C. The Investment by [LOAN PARTY INVESTOR] in the Joint Venture (the “JV Investment”) is in compliance with the Investment Allocation Policy.]29

[As evidenced by the calculations set forth on Exhibit D,]30 after giving Pro Forma Effect to the JV Investment the Loan to Value Ratio does not exceed [45%][47.5]31.

No Default or Event of Default has occurred and is continuing or would be reasonably expected after giving Pro Forma Effect to such JV Investment.32

All of the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects with the same effect as if then made, provided that such representations and warranties (i) that relate solely to an earlier date are true and correct as of such earlier date and (ii) are true and correct in all respects if they are qualified by a materiality standard.

After giving effect to the JV Investment, the Equity Interests of the Joint Venture owned by [NAME OF THE LOAN PARTY INVESTOR] will be fully paid and non-assessable and will be owned by [NAME OF THE LOAN PARTY INVESTOR] and will be free and clear of all Liens other than the Lien in favor of the Administrative Agent pursuant to the Loan Documents.

None of [NAME OF THE LOAN PARTY INVESTOR], CatchMark Timber, the other Loan Parties or the Subsidiaries of the Loan Parties has created, incurred, assumed or suffered to exist or otherwise become liable in respect of any Indebtedness or Contingent Liability (including any capital calls or future obligations to make Investments) owed to or on behalf of the Joint Venture [other than [INSERT DESCRIPTION IF ANY]].33

29 To be included if the Permitted Joint Venture plans to operate in the same geographic area as any Loan Party or any Subsidiary of a Loan Party (as determined in good faith by the Borrower in a manner reasonably acceptable to the Administrative Agent).
30 If requested by the Administrative Agent in its sole discretion.
31 If selecting 47.5% add “The Joint Venture was an existing Permitted Joint Venture as of May 1, 2020 and the JV Investment shall be made from and after May 1, 2020 and on or prior to December 31, 2020.”
32 The Administrative Agent may request, in its sole discretion, that the calculations set forth on Exhibit D additionally show compliance with the covenants set forth in Section 7.2.4 of the Credit Agreement after giving Pro Forma Effect to the JV Investment.
33 Insert description of any exceptions which should conform to Section 7.2.2(g) or (h) of the Credit Agreement.

46331338.4

[As of the date hereof, [no][one or more] JV Credit Conditions have occurred and is continuing with respect to such Joint Venture. [Attached hereto as Exhibit [__] is the most recent appraisal of the JV Real Property [and [____]34].]35

Exhibit [__] sets forth a schedule of all Permitted Joint Ventures, updated to reflect the JV Investment.

The Joint Venture is not a named insured, additional insured or otherwise covered by any insurance policy of any Loan Party or any Subsidiary of any Loan Party.

The Joint Venture [will be][will not be] managed by a Loan Party or a Subsidiary of a Loan Party.

34 Reference any other deliveries required pursuant to Section 7.3.5 and in the possession of a Loan Party or any Subsidiary of a Loan Party.
35 Only required if no JV Credit Conditions have occurred and are continuing and if the Borrower has elected to include such JV Timberlands in the Permitted JV Value of the Timberlands.

46331338.4

IN WITNESS WHEREOF, the undersigned has executed this Permitted Joint Venture Investment Certificate in their aforesaid capacity as of the date first stated above.

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.

By:    CatchMark Timber Trust, Inc., as
General Partner

By:
Name:
Title:

46331338.4

EXHIBIT A

Organizational Documents of Joint Venture

[Attached]

46331338.4

EXHIBIT B

Loan Party’s Equity Ownership of Joint Venture

[Attached]

46331338.4

EXHIBIT C

Investment Allocation Policy

[Attached]

46331338.4

EXHIBIT D

Loan to Value Ratio Calculations

[Attached]

46331338.4

EXHIBIT [__]

Appraisal of the JV Real Property

[Attached]

46331338.4

EXHIBIT [__]

Schedule of all Permitted Joint Ventures

[Attached]

46331338.4

EXHIBIT J

FORM OF ESCROW DEPOSIT CERTIFICATE

This Escrow Deposit Certificate (this “Certificate”) is delivered pursuant to [Section 5.2.4(a)] [Section 5.2.4(b)][Section 5.2.4(c)][Section 5.2.4(d)] of the Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”), the other Loan Parties party thereto from time to time as Guarantors, the various financial institutions as are, or may from time to time become, parties hereto (collectively, the “Lenders”), and CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings ascribed thereto in the Credit Agreement.

The undersigned, a duly elected Authorized Officer of the Borrower, hereby certifies and warrants, solely in his capacity as an officer of the Borrower and not in his individual capacity, that as of the date hereof:
The Borrower has requested [a [Multi-Draw Term][Revolving] Loan Borrowing to fund cash earnest money deposits made by a Loan Party] [that an Issuing Lender [(MDT)][(Revolver)] issue a Letter of Credit [(MDT)][(Revolver)] for the account of [________]36 in connection with [a proposed acquisition of Real Property][a proposed acquisition of JV Real Property]37[a proposed Investment in a [Permitted Joint Venture][Permitted Joint Venture Investment Subsidiary]38 as described in the [Purchase and Sale Agreement] attached hereto as Exhibit A.

(A)The amount of the [Multi-Draw Term][Revolving] Loan Borrowing][Letters of Credit [(MDT)][(Revolver)]] requested is $[________].
(B)The amount of any other Credit Support provided with respect to such [acquisition][Investment] is $[______].
(C)The Permitted Escrow Amount with respect to such [acquisition][Investment] is $[______].
The sum of (A) and (B) does not exceed (C).

After giving effect to such [Multi-Draw Term][Revolving] Loan Borrowing][Letters of Credit [(MDT)][(Revolver)]], the aggregate amount of all outstanding Credit Support made by or for the account of any Loan Party or any Shell Subsidiary (including any Permitted JV Investment Subsidiary) does not exceed $30,000,000.

36 For Revolver, may be for the account of a Loan Party or a Shell Subsidiary (other than a Permitted JV Investment Subsidiary). For a MDT, may be for the account a Loan Party or a Shell Subsidiary (including any Permitted JV Investment Subsidiary).
37 Only applicable for Multi-Draw Term Loan facility.
38 Only applicable for Multi-Draw Term Loan facility.

46331338.4

After giving effect to such [Multi-Draw Term Loan Borrowing][Letters of Credit (MDT)], the outstanding Letter of Credit Usage for all Letters of Credit (MDT) ($[______]) plus all outstanding cash earnest money deposits made by any Loan Party in connection with the acquisition of Real Property, acquisition of JV Real Property, or Investment in any Permitted Joint Venture or Permitted Joint Venture Investment Subsidiary funded with Multi-Draw Term Loan proceeds ($[_____]) does not exceed $30,000,000.

[With regard to such Real Property, upon satisfaction of the deliveries described in Section 7.1.9 of the Credit Agreement, the proposed acquisition of such Real Property will be permitted pursuant to the terms and conditions of the Credit Agreement.]
[With regard to the proposed acquisition of JV Real Property by a Permitted Joint Venture, upon satisfaction of the deliveries described by Sections 7.1.9, 7.2.5, and 7.3.1 of the Credit Agreement, any Investment by any Loan Party corresponding to such proposed acquisition and such acquisition by such Permitted Joint Venture will be permitted pursuant to the terms and conditions of the Credit Agreement.]
No Default or Event of Default has occurred and is continuing or would be reasonably expected to result after giving Pro Forma Effect to such [Multi-Draw Term][Revolving] Loan Borrowing][Letters of Credit [(MDT)][(Revolver)]].
After giving Pro Forma Effect to [Multi-Draw Term][Revolving] Loan Borrowing][Letters of Credit [(MDT)][(Revolver)]], the Loan Parties are in compliance with the covenants set forth in Section 7.2.4 of the Credit Agreement.
[The Borrower hereby acknowledges that the delivery of this Escrow Deposit Certificate and the acceptance by the Borrower of the issuance of the Letter of Credit [(MDT)][(Revolver)] requested hereby constitute a representation and warranty by the Borrower that, on the date of issuance, and before and after giving effect thereto and to the application thereof, all statements set forth in Section 5.3.1 of the Credit Agreement are true and correct.
The Borrower agrees that if prior to the time of the issuance requested hereby any matter certified to by it herein will not be true and correct at such time as if then made, it will immediately so notify the Administrative Agent. Except to the extent, if any, that prior to the time of the issuance requested hereby the Administrative Agent shall have received written notice to the contrary from the Borrower, each matter certified to herein shall be deemed once again to be certified as true and correct as of the date such issuance is made as if then made.]39
39 Include text if requesting issuance of Letter of Credit per Sections 2.1.2(c)(ii) and 5.2.4. Not needed for Borrowing as text appears in form of Borrowing Request that would be delivered in connection therewith.

46331338.4

IN WITNESS WHEREOF, the undersigned has executed this Escrow Deposit Certificate in their aforesaid capacity as of the date first stated above.

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.

By:    CatchMark Timber Trust, Inc., as
General Partner

By:
Name:
Title:

EXHIBIT A

[Purchase and Sale Agreement]

[Attached]

46331338.4

EXHIBIT K

FORM OF CERTIFICATE REGARDING SALE OF REAL PROPERTY

This Certificate Regarding Sale of Real Property (this “Certificate”) is delivered pursuant to Section 7.2.9(b) of the Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”), among CatchMark Timber Operating Partnership, L.P., a Delaware limited partnership (the “Borrower”), the other Loan Parties party thereto from time to time as Guarantors, the various financial institutions as are, or may from time to time become, parties hereto (collectively, the “Lenders”), and CoBank, ACB, as administrative agent (in such capacity, the “Administrative Agent”) for the Lender Parties. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings ascribed thereto in the Credit Agreement.

The [undersigned][below named],40 a duly elected Authorized Officer of the Borrower, hereby certifies and warrants, solely in his capacity as an officer of the Borrower and not in his individual capacity, that as of the date hereof:
[LANDHOLDER] has agreed to sell [INSERT BRIEF DESCRIPTION OF SALE]41, which sale is anticipated to close on or about [______] (the “Sale”) pursuant to the [Purchase and Sale Agreement] attached hereto as Exhibit A.
The Sale is a [Normal Operating Real Property Disposition][Large Real Property Disposition].
As determined by the Borrower, the Sale is upon fair and reasonable arm’s length terms and conditions.
The Sale is being conducted pursuant to and in accordance with the applicable restrictions contained in any Material Agreement including, if applicable to such Real Property, the Master Stumpage Agreement, in each case, without giving effect to any waivers with respect to such restrictions that have not been approved by the Required Lenders.
[In the case of a Large Real Property Disposition, after giving Pro Forma Effect to the Sale, [as evidenced by the calculations set forth on Exhibit B,]42 the Loan to Value Ratio does not exceed 45%.]
40 This Certificate may be authorized and delivered electronically in which case the signature block should be disregarded.
41 Description should include county and state of Real Property, purchase price, number of acres, whether the property to be sold is owned or leased and name of the applicable Landholder.
42 If requested by the Administrative Agent in its reasonable discretion.

46331338.4

    No Default or Event of Default has occurred and is continuing or would be reasonably expected to result after giving Pro Forma Effect to the Sale.43
At least 75% of the consideration received from the Sale is in the form of cash proceeds.
After giving Pro Forma Effect to the Sale, since the most recently delivered appraisal or appraisal update or report updating the Value of the Timberland pursuant to Section 7.1.11(w) or Section 7.1.11(x) , the consideration received from all sales of Real Property totals $[__________], which is [less than or equal to][greater than] 1.5% of the Value of the Timberlands.
[Exhibit C sets forth an updated Value of the Timberlands after giving effect to the Sale.]44
[Other information may be reasonably requested by the Administrative Agent.]
[In the case of a Normal Operating Real Property Disposition:]
        [The Sale is consistent with the most current budget and projections delivered pursuant to Section 7.1.1(n) of the Credit Agreement.]45
(A)The aggregate amount of all Net Real Property Disposition Proceeds received in the Fiscal Year during which such Net Real Property Disposition Proceeds were received from Normal Operating Property Dispositions (including those from the Sale) is $[___].
(B)2% of the aggregate Value of the Timberlands (calculated as of the date the Net Real Property Disposition Proceeds with respect to the Sale are received) is ($[_____]).
[The Borrower is required to prepay the Loans and other Obligations in the amount of $[_______] as the difference between (A) and (B).][The Borrower is not required to repay the Loans and other Obligations with the Net Real Property Disposition Proceeds from the Sale.] 46
[In the case of a Large Real Property Disposition:]
43 The Administrative Agent may request, in its reasonable discretion, that the calculations set forth on Exhibit B additionally show compliance with the covenants set forth in Section 7.2.4 of the Credit Agreement after giving Pro Forma Effect to the Sale.
44 Required to the extent the consideration received from sales of Real Property since the most recently delivered appraisal or appraisal update or report updating the Value of the Timberland pursuant to Section 7.1.11(w) or Section 7.1.11(x) exceeds 1.5% of the Value of the Timberlands after giving Pro Forma Effect to this Sale.
45 If not, such Disposition must be consented to by the Administrative Agent in its sole discretion.
46 Note: None of the Net Real Property Disposition Proceeds shall be used to fund dividends, distributions or other payments permitted pursuant to Section 7.2.6(x), (y) or (z) of the Credit Agreement.

46331338.4

[To the extent the Loan to Value Ratio, calculated after giving Pro Forma Effect to the receipt of the Net Real Property Proceeds and the Sale, does exceed 42.5%, the Borrower is required to prepay the Loans and other Obligations in the amount of $[______] as the Net Real Property Disposition Proceeds from the Sale.]
[As evidenced by the calculations set forth on Exhibit B, to the extent the Loan to Value Ratio, calculated after giving Pro Forma Effect to the receipt of the Net Real Property Proceeds and the Sale, does not exceed 42.5%,
Within 270 days of the receipt of Net Real Property Disposition Proceeds from the Sale (or such later date as may be agreed to by the Administrative Agent in its sole discretion), [such][a portion of the] Net Real Property Disposition Proceeds will [not] be used for acquisitions of additional Real Property by a Subsidiary Guarantor, which Real Property will be subject to the Lien of the Administrative Agent and which acquisition is otherwise permitted pursuant to the terms and provisions of the Credit Agreement. Consequently, the Borrower is required to prepay the Loans and other Obligations in the amount of $[_______] and is not required to repay the Loans and other Obligations in the amount of $[_______].]

The Borrower hereby requests that the Administrative Agent release its Lien on the Real Property subject to such Sale pursuant to Section 10.11(a)(i)(B) of the Credit Agreement.

46331338.4

[IN WITNESS WHEREOF, the undersigned has executed this Certificate Regarding Sale of Real Property in their aforesaid capacity as of the date first stated above.

CATCHMARK TIMBER OPERATING PARTNERSHIP, L.P.

By:    CatchMark Timber Trust, Inc., as
General Partner

By:
Name:
Title:]

46331338.4

EXHIBIT A
[Purchase and Sale Agreement]
[Attached]

46331338.4

EXHIBIT B
Loan to Value Ratio Calculations
[Attached]

46331338.4

EXHIBIT C
[Updated Value of the Timberlands]
[Attached]

46331338.4

Exhibit 4.6(A)

Form of U.S. Tax Compliance Certificate (Foreign Lenders Not a Partnership)
Reference is hereby made to the Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CatchMark Timber Operating Partnership, L.P. (the “Borrower”), the other Loan Parties party thereto from time to time as Guarantors, Coöperatieve Rabobank U.A., New York Branch (f/k/a Coöperatieve Centrale Raiffeisen-Boerenleenbank, B.A. “Rabobank Nederland”, New York Branch), as Documentation Agent, AgFirst Farm Credit Bank, as Joint Lead Arranger and Syndication Agent, CoBank, ACB, as Administrative Agent, Lead Arranger, Sole Book Runner, Swingline Lender and an Issuing Lender and certain financial institutions, as Lenders.
Pursuant to the provisions of Section 4.6 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any promissory notes evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]
By:
Name:
Title:
Date: ________ __, 20[ ]

46331338.4

Exhibit 4.6(B)

Form of U.S. Tax Compliance Certificate (Foreign Participants Not a Partnership)
Reference is hereby made to the Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CatchMark Timber Operating Partnership, L.P. (the “Borrower”), the other Loan Parties party thereto from time to time as Guarantors, Coöperatieve Rabobank U.A., New York Branch (f/k/a Coöperatieve Centrale Raiffeisen-Boerenleenbank, B.A. “Rabobank Nederland”, New York Branch), as Documentation Agent, AgFirst Farm Credit Bank, as Joint Lead Arranger and Syndication Agent, CoBank, ACB, as Administrative Agent, Lead Arranger, Sole Book Runner, Swingline Lender and an Issuing Lender and certain financial institutions, as Lenders.
Pursuant to the provisions of Section 4.6 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: ________ __, 20[ ]

46331338.4

Exhibit 4.6(C)
Form of U.S. Tax Compliance Certificate (Foreign Participant Partnerships)
Reference is hereby made to the Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CatchMark Timber Operating Partnership, L.P. (the “Borrower”), the other Loan Parties party thereto from time to time as Guarantors, Coöperatieve Rabobank U.A., New York Branch (f/k/a Coöperatieve Centrale Raiffeisen-Boerenleenbank, B.A. “Rabobank Nederland”, New York Branch), as Documentation Agent, AgFirst Farm Credit Bank, as Joint Lead Arranger and Syndication Agent, CoBank, ACB, as Administrative Agent, Lead Arranger, Sole Book Runner, Swingline Lender and an Issuing Lender and certain financial institutions, as Lenders.
Pursuant to the provisions of Section 4.6 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]
By:
Name:
Title:
Date: ________ __, 20[ ]

46331338.4

EXHIBIT 4.6(D)

Form of U.S. Tax Compliance Certificate (Foreign Lender Partnerships)
Reference is hereby made to the Fifth Amended and Restated Credit Agreement, dated as of December 1, 2017 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CatchMark Timber Operating Partnership, L.P. (the “Borrower”), the other Loan Parties party thereto from time to time as Guarantors, Coöperatieve Rabobank U.A., New York Branch (f/k/a Coöperatieve Centrale Raiffeisen-Boerenleenbank, B.A. “Rabobank Nederland”, New York Branch), as Documentation Agent, AgFirst Farm Credit Bank, as Joint Lead Arranger and Syndication Agent, CoBank, ACB, as Administrative Agent, Lead Arranger, Sole Book Runner, Swingline Lender and Issuing Lender and certain financial institutions, as Lenders.
Pursuant to the provisions of Section 4.6 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any promissory notes evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any promissory notes evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “ten percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a “controlled foreign corporation” related to the Borrower as described in Section 881(c)(3)(C) of the Code.
The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided in this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

46331338.4

[NAME OF LENDER]
By:
Name:
Title:
Date: ________ __, 20[ ]

46331338.4